   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 17, 2006
                                           Registration No. 333-74295; 811-09253
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                ---------------
                                   FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ ]

PRE-EFFECTIVE AMENDMENT NO.                                                [ ]
                            ---

POST-EFFECTIVE AMENDMENT NO. 103                                           [x]

                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]

AMENDMENT NO. 104                                                          [x]

                                ---------------
                            WELLS FARGO FUNDS TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               525 MARKET STREET
                            SAN FRANCISCO, CA 94105
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                ---------------
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 643-9691
                                C. DAVID MESSMAN
                       WELLS FARGO FUNDS MANAGEMENT, LLC
                         525 MARKET STREET, 12TH FLOOR
                            SAN FRANCISCO, CA 94105
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                WITH A COPY TO:

                             MARCO E. ADELFIO, ESQ.
                            MORRISON & FOERSTER LLP
                          2000 PENNSYLVANIA AVE., N.W.
                             WASHINGTON, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[ ]   Immediately upon filing pursuant to Rule 485(b), or

[ ]   on [date], pursuant to Rule 485(b)

[ ]   60 days after filing pursuant to Rule 485(a)(1), or

[ ]   on [date], pursuant to Rule 485(a)(1)

[ ]   75 days after filing pursuant to Rule 485(a)(2), or

[x]   on February 1, 2007, pursuant to Rule 485(a)(2)

If appropriate, check the following box:

[]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 103 to the Registration Statement of Wells Fargo Funds Trust (the "Trust") is being filed primarily to add a new series, the Emerging Growth Fund, to the Trust, and to introduce certain material changes to the structure of the prospectuses to be utilized for the Wells Fargo Advantage Funds, including specific enhancements to the language regarding the principal investment strategies and risks for the Wells Fargo Advantage Allocation, Equity Gateway, and International Stock Funds.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                FEBRUARY 1, 2007

                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDSSM -  ALLOCATION FUNDS

Moderate Balanced Fund

Asset Allocation Fund

Growth Balanced Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information             3
Moderate Balanced Fund           4
Asset Allocation Fund           10
Growth Balanced Fund            14
Description of Principal        19
  Investment Risks

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust   23
The Investment Adviser and      23
  Portfolio Managers
The Sub-Adviser and             24
  Portfolio Managers
Dormant Investment Advisory     25
  Arrangements

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

A Choice of Share Classes       26
Reductions and Waivers of       28
  Sales Charges
Pricing Fund Shares             32
How to Open an Account          33
How to Buy Shares               34
How to Sell Shares              36
How to Exchange Shares          39
Account Policies                41

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                   43
Taxes                           44
Master/Gateway/SM/ Structure    45
Financial Highlights            58
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o    what the Fund is trying to achieve;
o    how we intend to invest your money; and
o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION
This section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY STRUCTURE
The Growth Balanced and Moderate Balanced Funds are gateway funds in a Master/Gateway structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

MODERATE BALANCED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA

FUND INCEPTION:
04/30/1989
CLASS A
Ticker: WFMAX
CLASS B
Ticker: WMOBX
CLASS C
Ticker: WFBCX

INVESTMENT OBJECTIVE
The Moderate Balanced Fund seeks total return, consisting of current income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o    60% of the Fund's total assets in fixed income securities; and
o    40% of the Fund's total assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio. The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations.

We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

 4 MODERATE BALANCED FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o U.S. Government Obligations Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                        MODERATE BALANCED FUND 5

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of the Fund's assets across different master portfolios. Please see "Master/Gateway Structure/SM/" for more information on these master portfolios.

                                  NEUTRAL TARGET        TARGET ALLOCATION
 TARGET ALLOCATIONS                ALLOCATION               RANGES
 DIVERSIFIED BOND STYLES           60%                  50-70%

 DIVERSIFIED EQUITY STYLES         40%                  30-50%

 INVESTMENT STYLE/PORTFOLIOS   ALLOCATION                            SUB-ADVISER
 DIVERSIFIED BOND STYLES           60.00%
   Managed Fixed Income                                     31.50%   Galliard Capital Management, Inc.
  Portfolio
   Stable Income Portfolio                                  15.00%   Galliard Capital Management, Inc.
   Total Return Bond                                         9.00%   Wells Capital Management Incorporated
  Portfolio
   Inflation-Protected                                       4.50%   Wells Capital Management Incorporated
  Bond Portfolio
 DIVERSIFIED EQUITY STYLES         40.00%
                                  ------
  Large Cap Blend Style                         10.00%
   Index Portfolio                                          10.00%   Wells Capital Management Incorporated
  Large Cap Value Style                         10.00%
   Equity Income Portfolio                                   3.34%   Wells Capital Management Incorporated
   C&B Large Cap Value                                       3.33%   Cooke & Bieler, L. P.
  Portfolio
   Equity Value Portfolio                                    3.33%   Systematic Financial Management, L.P.
  Large Cap Growth Style                        10.00%
   Disciplined Growth                                        2.00%   Smith Asset Management Group, L. P.
  Portfolio
   Large Cap Appreciation                                    1.00%   Cadence Capital Management, LLC
  Portfolio
   Large Company Growth                                      7.00%   Peregrine Capital Management, Inc.
  Portfolio
  Small Cap Style                                4.00%
   Small Cap Index                                           1.33%   Wells Capital Management Incorporated
  Portfolio
   Small Company Growth                                      1.33%   Peregrine Capital Management, Inc.
  Portfolio
   Small Company Value                                       0.13%   Peregrine Capital Management, Inc.
  Portfolio
   Strategic Small Cap                                       1.21%   Wells Capital Management Incorporated
  Value Portfolio
  International Style                            6.00%
   International Value                                       1.50%   LSV Asset Management
  Portfolio
   International Core                                        1.50%   New Star Institutional Managers
  Portfolio
   International Index                                       1.50%   SSgA Funds Management
  Portfolio
   International Growth                                      1.50%   Artisan Partners Limited Partnership
  Portfolio
 TOTAL FUND ASSETS                100.00%

 6 MODERATE BALANCED FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

Calendar Year Total Returns for Class A/1/
as of 12/31 each year
1997     1998     1999    2000    2001    2002     2003     2004    2005    2006
15.71%   16.48%   7.76%   9.24%   0.46%   -8.20%   15.38%   5.71%   3.64%   %

           BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      x.xx%
  Worst Quarter:      Qx    xxxx      x.xx%

 AVERAGE ANNUAL TOTAL RETURNS
for the period ended
  December 31, 2006                1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/
  Before Taxes
  After Taxes on                   x.xx%        x.xx%          x.xx%
  Distributions/2/
  After Taxes on                   x.xx%        x.xx%          x.xx%
Distributions and Sale of
  Fund Shares/2/
 CLASS B before taxes/1/           x.xx%        x.xx%          x.xx%
 CLASS C/1/ before taxes           x.xx%        x.xx%          x.xx%
 S&P 500 INDEX/3/                  x.xx%        x.xx%          x.xx%
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS U.S.              x.xx%        x.xx%          x.xx%
  AGGREGATE BOND INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)
 MODERATE BALANCED COMPOSITE       x.xx%        x.xx%          x.xx%
  INDEX/5/
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B, and Class C commenced operations on January 30, 2004. Performance for Class A, Class B, and Class C shares of the Fund prior to January 30, 2004, reflects the performance of the Fund's Administrator Class shares, which incepted on November 11, 1994, adjusted to reflect applicable sales charges and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
5 The Moderate Balanced Composite Index is weighted 45% in the Lehman Brothers U.S. Aggregate Bond Index, 15% in the Lehman Brothers 9-12 Month U.S. Treasury Bond Index, 10% in the Russell 1000 Value Index, 10% in the S&P 500 Index, 10% in the Russell 1000 Growth Index, 6% in the MSCI EAFE Index, and 4% in the Russell 2000 Index. You cannot invest directly in an index.

                                                        MODERATE BALANCED FUND 7

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                CLASS A       CLASS B       CLASS C
  Maximum sales charge            5.75%%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/       5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/               x.xx%         x.xx%         x.xx%
  Distribution (12b-1) Fees        x.xx%         x.xx%         x.xx%
  Other Expenses/3/                x.xx%         x.xx%         x.xx%
  Acquired Fund Fees and           x.xx%         x.xx%         x.xx%
  Expenses
  TOTAL ANNUAL FUND               X.XX%         X.XX%         X.XX%
  OPERATING EXPENSES/4/
  Fee Waivers                      x.xx%         x.xx%         x.xx%
  NET EXPENSES/5/                 1.15%         1.90%         1.90%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information. All other Class A shares will not have a CDSC.
2 The management fees paid by the Fund reflect the blended rate of advisory fees charged by Funds Management for providing investment advisory services to the master portfolios in which the Fund invests , plus an additional 0.25% asset allocation fee. The fee schedules for each of the master portfolios have different breakpoints.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 Includes net expense allocated from the master portfolios in which the Fund invests. If the gross expense ratio of the master portfolios in which the Fund invests were allocated to the Fund, the Fund's gross expense ratio would have been x.xx% for the Class A, Class B and Class C shares.
5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o    Your investment has a 5% return each year;
     o    You reinvest all distributions (to which sales charges do not apply);
          and
     o    The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year            $              $              $
   3 Years           $              $              $
   5 Years           $              $              $
  10 Years           $              $              $
 If you do NOT sell your shares:
   1 Year            $              $              $
   3 Years           $              $              $
   5 Years           $              $              $
  10 Years           $              $              $

 8 MODERATE BALANCED FUND

                                                        MODERATE BALANCED FUND 9

ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Galen G. Blomster, CFA
Gregory T. Genung, CFA
Jeffrey P. Mellas

FUND INCEPTION:
11/13/1986
CLASS A
Ticker: SFAAX
CLASS B
Ticker: SASBX
CLASS C
Ticker: WFALX

INVESTMENT OBJECTIVE
The Asset Allocation Fund seeks long-term total return, consisting of capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o    60% of the Fund's total assets in equity securities; and
o    40% of the Fund's total assets in fixed income securities.

--------------------------------------------------------------------------------
TARGET ALLOCATIONS

                                 NEUTRAL               TARGET
                         TARGET ALLOCATION     ALLOCATION RANGES
 Equity Styles                60%                  35-85%
 Fixed Income Styles          40%                  15-65%

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The asset classes we invest in are:

o Equity Securities-We invest a portion of the Fund's assets in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

o Fixed Income Securities-We invest a portion of the Fund's assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. We may use cash flows or effect transactions to re-establish the target allocations. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

 10 ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                        ASSET ALLOCATION FUND 11

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

Calendar Year Total Returns for Class A/1/
as of 12/31 each year
1997     1998     1999    2000    2001     2002      2003     2004    2005    2006
22.01%   25.58%   9.49%   0.99%   -7.19%   -12.92%   22.15%   9.25%   4.80%   %

           BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      x.xx%
  Worst Quarter:      Qx    xxxx      x.xx%

 AVERAGE ANNUAL TOTAL RETURNS
for the period ended
  December 31, 2006                1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes               XX           XX             XX
  Returns After Taxes on             XX           XX             XX
  Distributions/2/
  Returns After Taxes on             XX           XX             XX
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1 /Returns before           XX           XX             XX
  taxes
 CLASS C/1 /Returns before           XX           XX             XX
  taxes
 S&P 500 INDEX/3/                    XX           XX             XX
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS 20+TREASURY         XX           XX             XX
  INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)
 ASSET ALLOCATION COMPOSITE          XX           XX             XX
  INDEX/5/
  (reflects no deduction for
  fees, expense or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Returns reflect applicable sales charges. Class A commenced operations on November 13, 1986; Class B commenced operations on January 1, 1995; and Class C commenced operations on April 1, 1998. Performance shown prior to the inception of Class A, Class B, and Class C shares reflects the performance of the applicable share class of the Stagecoach Asset Allocation Fund, its predecessor fund, adjusted to reflect the Class A, Class B, and Class C sales charges and expenses as applicable.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
4 The Lehman Brothers 20+Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.
5 The Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and 40% in the Lehman Brothers 20+ Treasury Index.

 12 ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                CLASS A       CLASS B       CLASS C
  Maximum sales charge            5.75%%          None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/        5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/                XX            XX            XX
  Distribution (12b-1) Fees         XX            XX            XX
  Other Expenses/3/                 XX            XX            XX
  TOTAL ANNUAL FUND                 XX            XX            XX
  OPERATING EXPENSES
  Fee Waivers                       XX            XX            XX
  NET EXPENSES/4/                 1.15%         1.90%         1.90%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information. All other Class A shares will not have a CDSC.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.65% for the first $500 million; 0.60% for the next $500 million; 0.55% for the next $2 billion; 0.525% for the next $2 billion; and 0.50% for assets over $5 billion..
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o    Your investment has a 5% return each year;
     o    You reinvest all distributions (to which sales charges do not apply);
          and
     o    The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year            $              $              $
   3 Years           $              $              $
   5 Years           $              $              $
  10 Years           $              $              $
 If you do NOT sell your shares:
   1 Year            $              $              $
   3 Years           $              $              $
   5 Years           $              $              $
  10 Years           $              $              $

                                                        ASSET ALLOCATION FUND 13

GROWTH BALANCED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA

FUND INCEPTION:
04/30/1989
CLASS A
Ticker: WFGBX
CLASS B
Ticker: NVGRX
CLASS C
Ticker:WFGWX

INVESTMENT OBJECTIVE
The Growth Balanced Fund seeks total return, consisting of capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

     o    65% of the Fund's total assets in equity securities; and
     o    35% of the Fund's total assets in fixed income securities.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund's portfolio also uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations.

We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

 14 GROWTH BALANCED FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o U.S. Government Obligations Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                         GROWTH BALANCED FUND 15

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of the Fund's assets across different master portfolios. Please see "Master/Gateway Structure/SM/" for more information on these master portfolios.

                                  NEUTRAL TARGET        TARGET ALLOCATION
 TARGET ALLOCATIONS                ALLOCATION               RANGES
 DIVERSIFIED EQUITY STYLES         65%                  50-80%

 DIVERSIFIED BOND STYLES           35%                  20-50%

 INVESTMENT STYLE/PORTFOLIOS   ALLOCATION                             SUB-ADVISER
 DIVERSIFIED EQUITY STYLES         65.00%
  Large Cap Blend Style                         16.25%
   Index Portfolio                                           16.25%   Wells Capital Management Incorporated
  Large Cap Value Style                         16.25%
   Equity Income Portfolio                                    5.42%   Wells Capital Management Incorporated
   C&B Large Cap Value                                        5.42%   Cooke & Bieler, L. P.
  Portfolio
   Equity Value Portfolio                                     5.41%   Systematic Financial Management, L.P.
  Large Cap Growth Style                        16.25%
   Disciplined Growth                                         3.25%   Smith Asset Management Group, L. P.
  Portfolio
   Large Cap Appreciation                                    1.625%   Cadence Capital Management, LLC
  Portfolio
   Large Company Growth                                     11.375%   Peregrine Capital Management, Inc.
  Portfolio
  Small Cap Style                                6.50%
   Small Cap Index                                            2.17%   Wells Capital Management Incorporated
  Portfolio
   Small Company Growth                                      2.165%   Peregrine Capital Management, Inc.
  Portfolio
   Small Company Value                                        0.22%   Peregrine Capital Management, Inc.
  Portfolio
   Strategic Small Cap                                        1.95%   Wells Capital Management Incorporated
  Value Portfolio
  International Style                            9.75%
   International Value                                        2.44%   LSV Asset Management
  Portfolio
   International Core                                         2.44%   New Star Institutional Managers
  Portfolio
   International Index                                        2.44%   SSgA Funds Management
  Portfolio
   International Growth                                       2.43%   Artisan Partners Limited Partnership
  Portfolio
 DIVERSIFIED BOND STYLES           35.00%
                                  ------
   Managed Fixed Income                                      24.50%   Galliard Capital Management, Inc.
  Portfolio
   Total Return Bond                                          7.00%   Wells Capital Management Incorporated
  Portfolio
   Inflation-Protected                                        3.50%   Wells Capital Management Incorporated
  Bond Portfolio
 TOTAL FUND ASSETS                100.00%

 16 GROWTH BALANCED FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

Calendar Year Total Returns For Class A/1/
as of 12/31 each year
1997     1998     1999     2000    2001     2002      2003     2004    2005    2006
20.78%   22.37%   12.12%   7.59%   -3.15%   -15.92%   23.23%   7.81%   4.53%   %

           BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      x.xx%
  Worst Quarter:      Qx    xxxx      x.xx%

 AVERAGE ANNUAL TOTAL RETURNS
for the period ended
  December 31, 2006                1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/
  Before Taxes                     x.xx%        x.xx%          x.xx%
  After Taxes on                   x.xx%        x.xx%          x.xx%
  Distributions/2/
  After Taxes on                   x.xx%        x.xx%          x.xx%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ before taxes           x.xx%        x.xx%          x.xx%
 CLASS C/1/ before taxes           x.xx%        x.xx%          x.xx%
 S&P 500 INDEX/3/                  x.xx%        x.xx%          x.xx%
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS U.S.              x.xx%        x.xx%          x.xx%
  AGGREGATE BOND INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)
 GROWTH BALANCED COMPOSITE         x.xx%        x.xx%          x.xx%
  INDEX/5/
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Class A commenced operations on October 14, 1998; Class B and Class C commenced operations on October 1, 1998. Performance shown prior to the inception of Class A, Class B, and Class C shares reflects the performance of the applicable share class of the Norwest Advantage Growth Balanced Fund, its predecessor fund, adjusted to reflect the Class A, Class B and Class C sales charges and expenses as applicable.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
5 The Growth Balanced Composite Index is weighted 35% in the Lehman Brothers U.S. Aggregate Bond Index, 16.25% in the Russell 1000 Value Index, 16.25% in the S&P 500 Index, 16.25% in the Russell 1000 Growth Index, 9.75% in the MSCI EAFE Index, and 6.50% in the Russell 2000 Index.

                                                         GROWTH BALANCED FUND 17

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                CLASS A       CLASS B       CLASS C
  Maximum sales charge             5.75%%          None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales           None/1/        5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/                XX            XX            XX
  Distribution (12b-1) Fees         XX            XX            XX
  Other Expenses/3/                 XX            XX            XX
  Acquired Fund Fees and            XX            XX            XX
  Expenses
  TOTAL ANNUAL FUND                 XX            XX            XX
  OPERATING EXPENSES/4/
  Fee Waivers                       XX            XX            XX
  NET EXPENSES/5/                 1.20%         1.95%         1.95%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information. All other Class A shares will not have a CDSC.
2 The management fees paid by the Fund reflect the blended rate of advisory fees charged by Funds Management for providing investment advisory services to the master portfolios in which the Fund invests , plus an additional 0.25% asset allocation fee. The fee schedules for each of the master portfolios have different breakpoints.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 Includes net expense allocated from the master portfolios in which the Fund invests. If the gross expense ratio of the master portfolios in which the Fund invests were allocated to the Fund, the Fund's gross expense ratio would have been x.xx% for the Class A, Class B and Class C shares.
5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o    Your investment has a 5% return each year;
     o    You reinvest all distributions (to which sales charges do not apply);
          and
     o    The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year            $              $              $
   3 Years           $              $              $
   5 Years           $              $              $
  10 Years           $              $              $
 If you do NOT sell your shares:
   1 Year            $              $              $
   3 Years           $              $              $
   5 Years           $              $              $
  10 Years           $              $              $

 18 GROWTH BALANCED FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.

COUNTER-PARTY RISK            When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                              Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                              Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY RISK                 A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.
DEBT SECURITIES RISK          Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                              Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK              The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                              For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value, or payments, are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 19

EMERGING MARKETS RISK         Emerging markets are markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International
                              Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-
                              developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries. Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
FOREIGN INVESTMENT RISK       Foreign securities are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Direct investment in foreign securities denominated in a foreign currency involves exposure to fluctuations in foreign currency exchange rates which may reduce the value of an investment made in a security dominated in that foreign currency; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets. Foreign securities also include American Depository Receipts
                              (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global
                              Depositary Receipts (GDRs). ADRs, EDRs and GDRs are depository receipts for foreign company stocks issued by a bank and held in trust at that bank, which entitle the owner to any capital gains or dividends. ADRs are U.S. dollar denominated, and EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. ADRs, EDRs and GDRs are subject to the same risks as other foreign securities.
GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Their prices may be more volatile than those of other types of stocks, particularly over the short term. Growth stocks may be more expensive relative to their current earnings or assets compared to the values or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall.

 20 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

HIGH YIELD SECURITIES RISK    High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                              grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
ISSUER RISK                   The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 21

MORTGAGE- AND ASSET-BACKED    Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK               assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                              Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALL COMPANY SECURITIES      Securities of small companies tend to be more volatile and less liquid than larger company
RISK                          stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
U.S. GOVERNMENT OBLIGATIONS   Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                          be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                              a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                              Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                              agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                              U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                              Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

 22 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which each Fund, except for the Asset Allocation Fund, invests. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended September 30, 2006.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 23

The following portfolio managers are responsible for determining the asset allocation of the Funds' investments in various master portfolios.

THOMAS C. BIWER, CFA     Mr. Biwer is jointly responsible for managing the Growth Balanced Fund and the
Growth Balanced Fund     Moderate Balaced Fund, both of which he has managed since 2005. Mr. Biwer joined
Moderate Balanced Fund   Funds Management in 2005 as a portfolio manager and a member of the asset allocation team. He participates in determining the asset allocations of the Fund's investments in various master portfolios. Prior to joining Funds Management, Mr. Biwer served as an investment manager and portfolio strategist for the STRONG ADVISOR service since 1999. Education: B.S. and M.B.A., University of Illinois.
CHRISTIAN L. CHAN, CFA   Mr. Chan is jointly responsible for managing the Growth Balanced Fund and the
Growth Balanced Fund     Moderate Balanced Fund, both of which he has managed since 2005. Mr. Chan has
Moderate Balanced Fund   served as a Portfolio Manager for Funds Management since 2005, and as a member of the firm's asset allocation team and investment team since 2002. Mr. Chan participates in determining the asset allocations of the Fund's investments in various master portfolios. Education: B.A. degree in American Studies, University of California at Los
                         Angeles.
ANDREW OWEN, CFA         Mr. Owen is jointly responsible for managing the Growth Balanced Fund and Moderate
Growth Balanced Fund     Balanced Fund, both of which he has managed since 2005. He has served as a Portfolio
Moderate Balanced Fund   Manager for Funds Management since 2005, and has been a member of the asset allocation team and head of investments for Funds Management since 1996. Mr. Owen participates in determining the asset allocations of the Fund's investments in various master portfolios. Education: M.B.A. degree, University of Michigan.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


=============================
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, located at
525 Market Street, San Francisco, CA 94105, is the sub-adviser for Asset Allocation Fund, Growth Balanced Fund and
Moderate Balanced Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds and master portfolios. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

DOUG BEATH                    Mr. Beath is jointly responsible for managing the Growth Balanced Fund and Moderate
Growth Balanced Fund          Balanced Fund, both of which he has managed since 2006. Mr. Beath joined Wells
Moderate Balanced Fund        Capital Management in July 2006 as a portfolio manager with the Quantitative Asset
                              Management Team. From 2005 to 2006, Mr. Beath was a senior vice president for SMH
                              Research where he represented several independent investment research firms. Prior to that, from 2000 to 2005, Mr. Beath was senior vice president of research with H.C.
                              Wainwright Economics where he provided consultation services to investment management firms and plan sponsors on macroeconomic issues and asset allocation.
                              Education: B.A., Liberal Arts, University of Michigan; M.B.A., Fordham University.

 24 ORGANIZATION AND MANAGEMENT OF THE FUNDS

GALEN G. BLOMSTER, CFA        Mr. Blomster is jointly responsible for managing the Asset Allocation Fund, which he
Asset Allocation Fund         has managed since 2002, the and the Growth Balanced Fund and Moderate Balanced
Growth Balanced Fund          Fund, both of which he has managed since1989. He joined Wells Capital Management
Moderate Balanced Fund        (WCM) in 1998 as Vice President and Director of Research and simultaneously held his position as a portfolio manager at Norwest Investment Management until WCM and
                              Norwest Investment Management combined investment advisory services under the
                              Wells Capital Management name in 1999. He is currently a Principal with WCM, managing numerous portfolios using an asset allocation model. Education: B.S. degree in Dairy/Food Science and Economics, University of Minnesota; M.S. and Ph.D. degrees,
                              Purdue University.
GREGORY T. GENUNG, CFA        Mr. Genung is jointly responsible for managing the Asset Allocation Fund, which he has
Asset Allocation Fund         managed since 2006. Mr. Genung joined Wells Capital Management in 2001, and also manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Education: B.S., Finance and Economics equivalency degree, University of
                              Minnesota, Duluth.
JEFFREY P. MELLAS             Mr. Mellas is jointly responsible for managing the Asset Allocation Fund, Growth
Asset Allocation Fund         Balanced Fund and the Moderate Balanced Fund, all of which he has managed since
Growth Balanced Fund          2003. Mr. Mellas joined Wells Capital Management (WCM) in 2003 as Managing
Moderate Balanced Fund        Director of Quantitative Asset Management and Portfolio Manager. In this role, Mr.
                              Mellas oversees quantitative investment management efforts on behalf of institutional separate accounts, mutual investment funds and collective investment funds. Prior to joining WCM, Mr. Mellas was with Alliance Capital Management since 1995, as Vice
                              President and Global Portfolio Strategist. Education: B.A. degree in Economics,
                              University of Minnesota; M.B.A. degree in Finance and International Business, New York
                              University. Additional studies: International Management Program at H-ute Etudes
                              Commer-iales, Paris, France, and Universit- de Valery, Montpellier, France.

=========================

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the Growth Balanced Fund and Moderate Balanced Fund, each a gateway fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of each Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway funds, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as each Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 25

A CHOICE OF SHARE CLASSES
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After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. Not all Funds offer all three share classes and specific Fund charges may vary so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.

                          CLASS A                           CLASS B                           CLASS C
 INITIAL SALES CHARGE      5.75%                             None. Your entire investment      None. Your entire investment
                                                            goes to work immediately.         goes to work immediately.
 CONTINGENT DEFERRED       None (except that a charge        4% or 5% and declines until       1% if shares are sold within
 SALES CHARGE (CDSC)      of 1% applies to certain          it reaches 0% at the              one year after purchase.
                          redemptions made within           beginning of the 7th year.
                          one year following
                          purchases of $1 million or
                          more without an initial sales
                          charge).
 ONGOING DISTRIBUTION      None.                             0.75%                             0.75%
 (12B-1) FEES
 PURCHASE MAXIMUM          None. Volume reductions           $100,000                          $1,000,000
                          given upon providing
                          adequate proof of eligibility.
 ANNUAL EXPENSES           Lower ongoing expenses            Higher ongoing expenses           Higher ongoing expenses
                          than Classes B and C.             than Class A because of           than Class A because of
                                                            higher 12b-1 fees.                higher 12b-1 fees.
 CONVERSION FEATURE        Not applicable.                   Yes. Converts to Class A          No. Does not convert to
                                                            shares after a certain            Class A shares, so annual
                                                            number of years depending         expenses do not decrease.
                                                            on the Fund so annual
                                                            expenses decrease.

Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

CLASS A SHARES SALES CHARGE SCHEDULE
If you choose to buy Class A shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

 26 A CHOICE OF SHARE CLASSES

                 CLASS A SHARES SALES CHARGE SCHEDULE
                                FRONT-END SALES        FRONT-END SALES
                                 CHARGE AS %           CHARGE AS %
                                  OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE            OFFERING PRICE            INVESTED
  Less than $50,000                  5.75%                  6.10%
  $50,000 to $99,999                 4.75%                  4.99%
  $100,000 to $249,999               3.75%                  3.90%
  $250,000 to $499,999               2.75%                  2.83%
  $500,000 to $999,999               2.00%                  2.04%
  $1,000,000 and over/1/             0.00%                  0.00%

1 We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

CLASS B SHARES CDSC SCHEDULES
If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:

                                        CLASS B SHARES CDSC SCHEDULE FOR ALL FUNDS
 REDEMPTION WITHIN       1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS      7 YEARS      8 YEARS
 CDSC                    5.00%        4.00%        3.00%        3.00%        2.00%        1.00%        0.00%       A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

CLASS C SHARES SALES CHARGES
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

                                                    A CHOICE OF SHARE CLASSES 27

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

o You pay no sales charges on Fund shares you buy with reinvested distributions.

o You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)

o You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo provided that the account previously held a Wells Fargo Advantage Fund and that such distribution or transfer occurred within the 60 days prior to your reinvestment.

o You may reinvest into a Wells Fargo Advantage Fund without paying a sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo, after 60 days from the date of such distribution or transfer, provided the distribution or transfer was from the Wells Fargo Advantage Aggressive Allocation, Conservative Allocation, Diversified Bond, Diversified Small Cap, Institutional Emerging Markets, Nebraska Tax-Free or Small Cap Opportunities Fund, and the proceeds had previously been invested in the same Fund through another account (E.G., an IRA).

o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
     If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

 28 REDUCTIONS AND WAIVERS OF SALES CHARGES

ACCOUNTS THAT CAN BE AGGREGATED
You may be required to identify the existence of other accounts in which there are holdings eligible to be aggregated to qualify for a volume discount. The following types of accounts (registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21) may be aggregated for the purpose of establishing eligibility to qualify for a volume discount:

     o    individual accounts;
     o    joint accounts;
     o IRAs (including Roth IRAs and SEP IRAs) and SIMPLE IRAs that do not use a WELLS FARGO ADVANTAGE FUNDS prototype agreement;

     o    Section 403(b) accounts; and
     o accounts over which the shareholder and/or his or her spouse or domestic partner have individual or shared authority to buy or sell shares on behalf of the account (including an UGMA/UTMA, a trust account, or a solely owned business account).

ACCOUNTS THAT CANNOT BE AGGREGATED
Wells Fargo Advantage Fund shares held in the following accounts cannot be aggregated with the account through which you are currently purchasing for the purpose of establishing volume discounts:

     o    Section 529 college savings plan accounts;
     o accounts you hold directly or through different financial intermediaries other than the broker-dealer through which you are making your current purchase who will then hold the shares from your current purchase; and
     o accounts held through an administrator or trustee/custodian of an employer sponsored retirement plan or account (I.E., 401(k) Plans) and SIMPLE IRAs established using the WELLS FARGO ADVANTAGE FUNDS prototype agreement, but not including employer sponsored IRAs (collectively, "Employer Sponsored Retirement Plans").

Wells Fargo Advantage Fund shares held in Employer Sponsored Retirement Plans may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When the group assets reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

o    Current and retired employees, directors/trustees and officers of:
     o    WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
     o    Wells Fargo & Company and its affiliates; and
     o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

o    Current employees of:
     o    the Fund's transfer agent;
     o    broker-dealers who act as selling agents;
     o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
     o each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

o    Section 529 college savings plan accounts.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 29

o    Insurance company separate accounts.

o Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/).

o Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.

o Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC WAIVERS
o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

o We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7).)

o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

o We waive the Class B shares CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

o For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:
     o withdrawals are made by participating in the Systematic Withdrawal Plan; and
     o withdrawals may not exceed 10% of your Fund assets (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

o We waive the Class C shares CDSC if the dealer of record waived its commission with a Fund's approval.

o We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information.

DISTRIBUTION PLAN
Each Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. The fees paid under this 12b-1 Plan are as follows:

 FUND                     CLASS B        CLASS C
 Moderate Balanced        0.75%          0.75%
 Asset Allocation         0.75%          0.75%
 Growth Balanced          0.75%          0.75%

 30 REDUCTIONS AND WAIVERS OF SALES CHARGES

These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 31

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 32 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
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You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

     o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

     o    through a brokerage account with an approved selling agent; or

     o through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).

                                                       HOW TO OPEN AN ACCOUNT 33

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Funds held through brokerage and other types of accounts, please consult your selling agent.

 MINIMUM INVESTMENTS           INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
----------------------------- -------------------------------------------------- --------------------------------------
 Regular accounts               $1,000                                               $100
 Automatic Investment Plans        $50                                                $50
 IRAs, IRA rollovers, Roth        $250                                               $100
  IRAs
 UGMA/UTMA accounts                $50                                             $1,000
 Employer Sponsored             no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                 OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
----------------------------- -------------------------------------------------- --------------------------------------
 Through Your Investment       Contact your investment representative             Contact your investment
 Representative                                                                   representative
----------------------------- --------------------------------------------------   --------
 By Mail                       o Complete and sign your account                   o Fill out the deposit slip from
-----------------------------    application.                                       your account statement. If you
                                                                                    do not have a slip, include a
                               o Mail the application with your check made          note with your name, the Fund
                                 payable to the Fund to Investor Services at:       name, and your account number.
                                                REGULAR MAIL
                              --------------------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS
                                               P.O. Box 8266                      o Mail the deposit slip or note
                                           Boston, MA 02266-8266                    with your check made payable
                                                                                    to the Fund to the address on
                                               OVERNIGHT ONLY                       the left.
                              -------------------------------------------------- --------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS
                                        Attn: CCSU-Boston Financial
                                                30 Dan Road
                                           Canton, MA 02021-2809
                              --------------------------------------------------
 By Telephone                 A new account may not be opened by                  To buy additional shares or to buy
----------------------------- telephone unless you have another Wells             shares of a new Fund call:
                              Fargo Advantage Fund account with your              o Investor Services at
                              bank information on file. If you do not               1-800-222-8222 or
                              currently have an account, refer to the section     o 1-800-368-7550 for the
                              on buying shares by mail or wire.                     automated phone system
                              -------------------------------------------------- --------------------------------------
 In Person                    Investors are welcome to visit the Investor        See instructions shown to the left.
----------------------------- Center in person to ask questions or conduct       --------------------------------------
                              any Fund transaction. The Investor Center is
                              located at 100 Heritage Reserve, Menomonee
                              Falls, Wisconsin 53051.
                              --------------------------------------------------


 34 HOW TO BUY SHARES

 BUYING SHARES
----------------------------------------------------------------------------------------------------
 By Wire        OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
--------------  --------------------------------------------- --------------------------------------
                                                              To buy additional shares, instruct
                o Complete, sign and mail your account        your bank or financial institution to
                  application (refer to the section on        use the same wire instructions
                  buying shares by mail)                      shown to the left.
                                                              --------------------------------------
                o Provide the following instructions to your
                  financial institution:
                  State Street Bank & Trust
                  Boston, MA
                  Bank Routing Number: ABA 011000028
                  Wire Purchase Account: 9905-437-1
                  Attention: WELLS FARGO ADVANTAGE FUNDS
                  (Name of Fund, Account
                  Number and any applicable
                  share class)
                  Account Name: Provide your
                  name as registered on the
                  Fund account
                ---------------------------------------------
 By Internet    A new account may not be opened by            o To buy additional shares or buy
--------------  Internet unless you have another Wells Fargo    shares of a new Fund, visit our
                Advantage Fund account with your bank           Web site at
                information on file. If you do not currently    www.wellsfargo.com/
                have an account, refer to the section on        advantagefunds.
                buying shares by mail or wire.                o Subsequent online purchases
                                                                have a minimum of $100 and a
                                                                maximum of $100,000.
                --------------------------------------------- --------------------------------------



GENERAL NOTES FOR BUYING SHARES

     o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

     o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

     o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

     o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

     o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

     o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We may waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.

                                                            HOW TO BUY SHARES 35

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

 SELLING SHARES            TO SELL SOME OR ALL OF YOUR SHARES
------------------------- ----------------------------------------------------------------------
 Minimum Redemption        $100 (or remainder of account balance)
------------------------- ----------------------------------------------------------------------
 Through Your Investment   Contact your investment representative
------------------------- ----------------------------------------------------------------------
 Representative
-------------------------
 By Mail                  o  Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                             dollar amount you wish to receive (or write "Full Redemption"
                             to redeem your remaining account balance) to the address
                             below.
                          o  Make sure all account owners sign the request exactly as their names appear on the account application.
                          o  A medallion guarantee may be required under certain
                             circumstances (see "General Notes for Selling Shares").
                                                           REGULAR MAIL
------------------------- ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                               Attn: CCSU-Boston Financial
                                                       30 Dan Road
                                                  Canton, MA 02021-2809
                          ----------------------------------------------------------------------
 By Wire                  o  To arrange for a Federal Funds wire, call 1-800-222-8222.
-------------------------
                          o  Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                          o  Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                          o There is a $10 fee for each request.
                          ----------------------------------------------------------------------
 By Internet              Visit our Web site at www.wellsfargo.com/advantagefunds.
------------------------- Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000.
                          ----------------------------------------------------------------------
 In Person                Investors are welcome to visit the Investor Center in person to ask
------------------------- questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                          53051.
                          -----


 36 HOW TO SELL SHARES

 SELLING SHARES            TO SELL SOME OR ALL OF YOUR SHARES
------------------------- ----------------------------------------------------------------------
 By Telephone /           o  Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds            use the automated phone system 1-800-368-7550.
 Transfer (EFT)           o  Telephone privileges are automatically made available to you unless you specifically decline them on your account
                             application or subsequently in writing.
                          o  Redemption requests may not be made by phone if the
                             address on your account was changed in the last 30 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                          o  A check will be mailed to the address on record (if there have been no changes communicated to us within the last 30 days)
                             or transferred to a linked bank account.
                          o  Transfers made to a Wells Fargo Bank account are made
                             available sooner than transfers to an unaffiliated institution.
                          o  Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                             market funds, and next day for all other WELLS FARGO ADVANTAGE
                             FUNDS.
                          o  Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                             NOTE: Telephone transactions such as redemption requests
                             made over the phone generally require only one of the
                             account owners to call unless you have instructed us
                             otherwise.
------------------------- ----------------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

     o CDSC FEES. Your redemption proceeds are net of any applicable CDSC fees.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT

                                                           HOW TO SELL SHARES 37
     or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 30 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

 38 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. However, there are a couple of exceptions to this:
   o Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund; and
   o Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

o Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity

                                                       HOW TO EXCHANGE SHARES 39
may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

 40 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
     o    must have a Fund account valued at $10,000 or more;
     o    must have your distributions reinvested; and
     o    may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o    Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

                                                             ACCOUNT POLICIES 41

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 42 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds, except the Asset Allocation Fund, make distributions of any net investment income annually and any realized net capital gains annually. The Asset Allocation Fund makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                                DISTRIBUTIONS 43

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. The Funds, however, generally do not expect to realize a material amount of such dividend income. Under recently enacted legislation, this reduced rate of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

 44 TAXES

MASTER/GATEWAY/SM/ STRUCTURE
--------------------------------------------------------------------------------

The Aggressive Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund and the Moderate Balanced Fund are gateway funds in a MASTER/GATEWAY/SM/ structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage Funds whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the Master Portfolios in which some of the Funds invest. The Portfolio's investment objective is provided followed by a brief description of the Portfolio's investment strategies.

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 C&B LARGE CAP VALUE             INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
  PORTFOLIO                     (current income and capital appreciation), consistent with minimizing risk to principal.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 45

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DISCIPLINED GROWTH PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the common stock of larger companies that, in our view, possess above-average potential for growth. We invest in a portfolio of securities with an average market capitalization greater than
                                $5 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We seek to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that we have identified. We attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals or when we wish to take advantage of a better opportunity. Our sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced.
                                Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process.
 EQUITY INCOME PORTFOLIO         INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation and dividend income.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.

 46 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 EQUITY VALUE PORTFOLIO          INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                In making investment decisions for the Portfolio, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund.
                                Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process to manage the Portfolio's overall risk profile. We generally consider selling a stock when it has achieved its valuation target, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.
 INDEX PORTFOLIO                 INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                                Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before expenses.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95%
                                correlation between the performance of the S&P 500 Index and the Fund's investment results, before expenses. This correlation is sought regardless of market conditions.
                                A precise duplication of the performance of the S&P 500 Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a
                                100% correlation is not feasible. Our ability to track the performance of the S&P 500
                                Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Portfolio's securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses.
                                Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 47

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INFLATION-PROTECTED BOND        INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and
 PORTFOLIO                      capital appreciation, while providing protection against inflation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest in a portfolio consisting principally of inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings
                                Organization, or are determined by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We generally will purchase securities that we believe have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.
 INTERNATIONAL CORE PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of non-
                                U.S companies with strong growth potential and that offer good relative values.
                                These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We follow a two-phase investment process. In the first phase, we conduct bottom-
                                up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA)
                                methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.

 48 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL GROWTH            INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO                     PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We use a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that we believe present accelerating growth prospects. Company visits are a key component of our investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
                                Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that we believe may lead to sustained earnings growth. We pay careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or we choose to take advantage of a better opportunity.
 INTERNATIONAL INDEX             INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of an
  PORTFOLIO                     international portfolio of common stocks represented by the Morgan Stanley
                                Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index," or
                                the "Index"), before expenses.
                                PRINCIPAL INVESTMENT STRATEGIES: We consider investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index.
                                Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and our investment results, before expenses. This correlation is sought regardless of market conditions.
                                A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. Our ability to track the performance of the MSCI
                                EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. We use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. We regularly monitor the Portfolio's correlation to the MSCI
                                EAFE Index and adjust the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 49

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE             INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO                     PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of
                                non-U.S. companies. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We invest in equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark).
 LARGE CAP APPRECIATION          INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                      PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                In making investment decisions for the Portfolio, we consider companies in the
                                Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets (earnings surprise) and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the Portfolio has become excessive in our view. We may actively trade portfolio securities.

 50 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 LARGE COMPANY GROWTH            INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                      PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                                10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                                capitalization companies as those with market capitalizations of $3 billion or more.
                                We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                                dominance in their niche or industry; low cost producers; low levels of leverage;
                                potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.
 MANAGED FIXED INCOME            INVESTMENT OBJECTIVE: The Portfolio seeks consistent fixed-income returns by
 PORTFOLIO                      investing in investment grade intermediate term securities.
                                PRINCIPAL INVESTMENT STRATEGY: The Portfolio invests in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations, and the debt securities of financial institutions, corporations and others.
                                We emphasize the use of intermediate maturity securities to lessen duration and employ lower risk yield enhancement techniques to enhance return over a complete economic or interest rate cycle. We consider intermediate-term securities to be those with maturities of between 2 and 20 years.
                                We will limit the Portfolio's investment in mortgage-backed securities to not more than 65% of total assets and its investment in other asset-backed securities to not more than 25% of total assets. In addition, we may not invest more than 30% of total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury. Under normal circumstances, we expect the Portfolio's dollar-weighted average maturity to be between 3 and 12 years with duration between 2 and 6 years.
                                While not a principal strategy, we also may invest up to 10% of the Portfolio's total assets in securities issued or guaranteed by foreign governments we deem stable, or their subdivisions, agencies, or instrumentalities; in loan or security participations;
                                in securities of supranational organizations; and in municipal securities.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 51

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL CAP INDEX PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                                Standard & Poor's Small Cap 600 Composite Stock Price Index (S&P 600 Small Cap
                                Index), before expenses.
                                PRINCIPAL INVESTMENT STRATEGIES: We generally execute portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. We invest cash received from portfolio security dividends or investments in the Portfolio, and raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the
                                Portfolio's performance can be expected to approximate but not equal that of the
                                S&P 600 Small Cap Index, before expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
 SMALL COMPANY GROWTH            INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                      PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in foreign securities through
                                ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.

 52 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL COMPANY VALUE             INVESTMENT OBJECTIVE: The Portfolio seeks to provide long-term capital
  PORTFOLIO                     appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 Index. The market capitalization range of the Russell 2000 Index was $xx million to $xx billion, as of
                                September xx, 2006, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.
 STABLE INCOME PORTFOLIO         INVESTMENT OBJECTIVE: The Portfolio seeks current income consistent with capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include dollar-
                                denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-
                                grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the
                                Portfolio's dollar-weighted average effective duration to be between 0.7 to 1.2 years.
                                We emphasize investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. Individual securities are purchased based on a disciplined valuation process that considers cash flow, liquidity, quality, and general economic sentiment and selects those securities that offer the best relative value. We tend to buy and hold those attractively valued securities and have a relatively lower turnover profile. We will sell securities based on deteriorating credit, overvaluation or as a source of funds to purchase a more attractively valued issue.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 53

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation by
 PORTFOLIO                      investing primarily in small capitalization securities.
                                PRINICIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500 Index. The market capitalization range of the Russell 2500 Index was $xx million to $xx billion, as of September xx,
                                2006, and is expected to change frequently. The Portfolio may invest in securities of foreign companies directly and through ADRs and similar investments. The Portfolio may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We utilize several different "strategic" small cap value investment styles to pursue the Portfolio's objective.
                                A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-
                                term prospects of companies. To identify these opportunities, we follow a bottom-
                                up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security it is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.
                                Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

 54 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE       The final portion of the Portfolio's assets is invested in companies based on a
 PORTFOLIO (CONTINUED)          disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.
                                Because the Fund's assets are managed by multiple portfolio managers within the
                                Portfolio using different investment styles as described above, the Fund could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.
                                The Investment Adviser may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.
 TOTAL RETURN BOND PORTFOLIO     INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage-
                                and asset-backed securities. As part of our investment strategy, we may enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S.
                                dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted effective duration range between 4 and 51/2 years.
                                We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity.
                                From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 55

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.

ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.

CADENCE CAPITAL MANAGEMENT, LLC (Cadence), located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors.

COOKE & BIELER, L.P. ("Cooke & Bieler"), located at 1700 Market Street, Philadelphia, PA 19103, a Pennsylvania limited partnership, is the investment sub-adviser for the C&B Large Cap Value Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, Cooke & Bieler is responsible for the day-to-day investment management of the portfolio. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

GALLIARD CAPITAL MANAGEMENT, INC. ("GALLIARD"), located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Managed Fixed Income and Stable Income Portfolios in which certain gateway funds invest a portion of their assets . In this capacity, it is responsible for the day-to-day investment management of the portfolios. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities.

LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Core Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.

PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), a wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value Portfolios in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of these Portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments.

 56 MASTER/GATEWAY/SM/ STRUCTURE

SMITH ASSET MANAGEMENT GROUP, L.P. (Smith Group), located at 100 Crescent Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.

SSGA FUNDS MANAGEMENT, INC. (SSgA), located at 1 Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the International Index Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, SSgA is responsible for the day-to-day investment management activities of the portfolio. SSgA is a registered investment adviser and currently provides advisory services only to registered investment management companies. SSgA is a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company.

SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666, is the investment sub-adviser for the Equity Value Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

WELLS CAPITAL MANAGEMENT is the investment sub-adviser for the Equity Income, Equity Value, Index, Inflation-Protected Bond, Small Cap Index, Stable Income, Strategic Small Cap Value and Total Return Bond Portfolios. For additional information regarding Wells Capital Management, see "The Sub-Adviser and Portfolio Managers" sub-section.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 57

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.

MODERATE BALANCED FUND
CLASS A SHARES-COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period

                                    SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:               2006             2005              2004
 NET ASSET VALUE, BEGINNING                            $21.72            $21.79
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                  0.43              0.13
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                                        1.13             (0.20)
                                                   ----------        ----------
  Total from investment                                  1.56             (0.07)
                                                   ----------        ----------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                                               (0.40)             0.00
  Distributions from net                                (0.65)             0.00
                                                   ----------        ----------
  realized gain
  Total distributions                                   (1.05)             0.00
                                                   ----------        ----------
 NET ASSET VALUE, END OF                               $22.23            $21.72
                                                   ==========        ==========
  PERIOD
 TOTAL RETURN/1/                                         7.32%            (0.32)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                            $4,745            $2,576
  (000s)
  Ratios to average net assets:/2/
  Ratio of expenses to                                   1.15%             1.15%
  average net assets/3/
  Ratio of net investment
income (loss) to
   average net assets                                    2.11%             1.14%
  Portfolio turnover rate/4/                               91%               62%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2, 3, 5/                                     1.30%             1.27%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2    Ratios shown for periods of less than one year are annualized.
3 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investment in the underlying master portfolios.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 58 FINANCIAL HIGHLIGHTS

MODERATE BALANCED FUND
CLASS B SHARES-COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period

                                    SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:               2006             2005              2004
 NET ASSET VALUE, BEGINNING                            $21.62            $21.79
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                  0.31              0.06
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                                        1.08             (0.23)
                                                   ----------        ----------
  Total from investment                                  1.39             (0.17)
                                                   ----------        ----------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                                               (0.32)             0.00
  Distributions from net                                (0.65)             0.00
                                                   ----------        ----------
  realized gain
  Total distributions                                   (0.97)             0.00
                                                   ----------        ----------
 NET ASSET VALUE, END OF                               $22.04            $21.62
                                                   ==========        ==========
  PERIOD
 TOTAL RETURN/1/                                         6.50%            (0.78)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                            $3,121            $2,304
  (000s)
  Ratios to average net assets:/2/
  Ratio of expenses to                                   1.90%             1.90%
  average net assets/3/
  Ratio of net investment
income (loss) to
   average net assets                                    1.35%             0.65%
  Portfolio turnover rate/4/                               91%               62%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2, 3, 5/                                     2.05%             2.02%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2    Ratios shown for periods of less than one year are annualized.
3 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investment in the underlying master portfolios.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 59

MODERATE BALANCED FUND
CLASS C SHARES-COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period

                                    SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:               2006             2005              2004
 NET ASSET VALUE, BEGINNING                            $21.62            $21.79
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                  0.31              0.08
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                                        1.08             (0.25)
                                                   ----------        ----------
  Total from investment                                  1.39             (0.17)
                                                   ----------        ----------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                                               (0.31)             0.00
  Distributions from net                                (0.65)             0.00
                                                   ----------        ----------
  realized gain
  Total distributions                                   (0.96)             0.00
                                                   ----------        ----------
 NET ASSET VALUE, END OF                               $22.05            $21.62
                                                   ==========        ==========
  PERIOD
 TOTAL RETURN/1/                                         6.50%            (0.78)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                            $1,223              $693
  (000s)
  Ratios to average net assets:/2/
  Ratio of expenses to                                   1.90%             1.90%
  average net assets/3/
  Ratio of net investment
income (loss) to
   average net assets                                    1.35%             0.65%
  Portfolio turnover rate/4/                               91%               62%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2, 3, 5/                                     2.05%             2.01%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2    Ratios shown for periods of less than one year are annualized.
3 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investment in the underlying master portfolios.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 60 FINANCIAL HIGHLIGHTS

ASSET ALLOCATION FUND
CLASS A SHARES-COMMENCED ON NOVEMBER 13, 1986
For a share outstanding throughout each period

                                   SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:               2006            2005             2004             2003              2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                                             $18.80           $17.50           $14.97           $18.72
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                               0.40             0.36/3/          0.30             0.32
  Net realized and
   unrealized gain (loss)
   on investments                                       1.64             1.57             2.53            (2.52)
                                                    --------        ---------         --------         --------
  Total from investment
   operations                                           2.04             1.93             2.83            (2.20)
                                                    --------        ---------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                   (0.41)           (0.36)           (0.30)           (0.32)
  Distributions from net
   realized gain                                       (0.44)           (0.27)            0.00            (1.23)
                                                    --------        ---------         --------         --------
  Total distributions                                  (0.85)           (0.63)           (0.30)           (1.55)
                                                    --------        ---------         --------         --------
 NET ASSET VALUE, END OF
PERIOD                                                $19.99           $18.80           $17.50           $14.97
                                                    ========        =========         ========         ========
 TOTAL RETURN/1/                                       11.03%           11.12%           19.04%          (13.20)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                           $934,783         $864,857         $838,683         $763,925
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                                   1.15%            1.15%            1.15%            1.09%
  Ratio of net investment
   income (loss) to
   average net assets                                   2.06%            1.90%            1.80%            1.76%
  Portfolio turnover rate                                  6%               4%              15%              23%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/                               1.23%            1.34%            1.45%            1.34%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    Calculated based upon average shares outstanding.

                                                         FINANCIAL HIGHLIGHTS 61

ASSET ALLOCATION FUND
CLASS B SHARES-COMMENCED ON NOVEMBER 13, 1986
For a share outstanding throughout each period

                                   SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:               2006            2005             2004             2003              2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                                             $11.42           $10.63            $9.09           $11.36
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                               0.15             0.13/3/          0.10             0.11
  Net realized and
   unrealized gain (loss)
   on investments                                       1.00             0.95             1.54            (1.53)
                                                    --------        ---------          -------         --------
  Total from investment
   operations                                           1.15             1.08             1.64            (1.42)
                                                    --------        ---------          -------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                   (0.15)           (0.13)           (0.10)           (0.11)
  Distributions from net
   realized gain                                       (0.27)           (0.16)            0.00            (0.74)
                                                    --------        ---------          -------         --------
  Total distributions                                  (0.42)           (0.29)           (0.10)           (0.85)
                                                    --------        ---------          -------         --------
 NET ASSET VALUE, END OF
PERIOD                                                $12.15           $11.42           $10.63            $9.09
                                                    ========        =========         ========         ========
 TOTAL RETURN/1/                                       10.19%           10.24%           18.10%          (13.83)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                           $146,644         $208,029         $280,220         $325,790
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                                   1.90%            1.90%            1.90%            1.84%
  Ratio of net investment
   income (loss) to
   average net assets                                   1.33%            1.15%            1.05%            1.00%
  Portfolio turnover rate                                  6%               4%              15%              23%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/                               1.98%            2.09%            2.27%            2.15%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated based upon average shares outstanding.

 62 FINANCIAL HIGHLIGHTS

ASSET ALLOCATION FUND
CLASS C SHARES-COMMENCED ON APRIL 1, 1998
For a share outstanding throughout each period

                                   SEPT. 30,       SEPT. 30,       SEPT. 30,       SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:               2006            2005            2004            2003             2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                                            $11.44          $10.65           $9.11           $11.39
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                              0.17            0.13/3/         0.11             0.11
  Net realized and
   unrealized gain (loss)
   on investments                                      0.98            0.95            1.54            (1.53)
                                                   --------       ---------         -------         --------
  Total from investment
   operations                                          1.15            1.08            1.65            (1.42)
                                                   --------       ---------         -------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                  (0.16)          (0.13)          (0.11)           (0.11)
  Distributions from net
   realized gain                                      (0.27)          (0.16)           0.00            (0.75)
                                                   --------       ---------         -------         --------
  Total distributions                                 (0.43)          (0.29)          (0.11)           (0.86)
                                                   --------       ---------         -------         --------
 NET ASSET VALUE, END OF
PERIOD                                               $12.16          $11.44          $10.65            $9.11
                                                   ========       =========        ========         ========
 TOTAL RETURN/1/                                      10.15%          10.25%          18.14%          (13.86)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                           $40,795         $25,268         $27,345          $23,466
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                                  1.90%           1.90%           1.90%            1.84%
  Ratio of net investment
   income (loss) to
   average net assets                                  1.26%           1.15%           1.05%            1.01%
  Portfolio turnover rate                                 6%              4%             15%              23%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/                              1.98%           2.09%           2.23%            2.11%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    Calculated based upon average shares outstanding.

                                                         FINANCIAL HIGHLIGHTS 63

GROWTH BALANCED FUND
CLASS A SHARES-COMMENCED ON OCTOBER 14, 1998
For a share outstanding throughout each period

                                   SEPT. 30,       SEPT. 30,       SEPT. 30,       SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:               2006            2005            2004            2003             2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                                            $30.51          $28.27          $24.27           $29.18
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                              0.52            0.41/5/         0.34             0.38
  Net realized and
   unrealized gain (loss)
   on investments                                      2.68            2.41            4.05            (3.88)
                                                   --------       ---------        --------         --------
  Total from investment
   operations                                          3.20            2.82            4.39            (3.50)
                                                   --------       ---------        --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                  (0.41)          (0.58)          (0.39)           (0.23)
  Distributions from net
   realized gain                                      (0.21)           0.00            0.00            (1.18)
                                                   --------       ---------        --------         --------
  Total distributions                                 (0.62)          (0.58)          (0.39)           (1.41)
                                                   --------       ---------        --------         --------
 NET ASSET VALUE, END OF
PERIOD                                               $33.09          $30.51          $28.27           $24.27
                                                   ========       =========        ========         ========
 TOTAL RETURN/1/                                      10.58%          10.02%          18.25%          (12.99)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                           $58,091         $56,566         $43,509          $32,370
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/2/                               1.20%           1.20%           1.20%            1.15%
  Ratio of net investment
   income (loss) to
   average net assets                                  1.59%           1.33%           1.43%            1.60%
  Portfolio turnover rate/3/                             80%             51%             53%              48%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2, 4/                           1.33%           1.28%           1.48%            1.18%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
3 Portfolio turnover rate represents the activity from the Fund's investment in the underlying master portfolios.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5    Calculated based upon average shares outstanding.

 64 FINANCIAL HIGHLIGHTS

GROWTH BALANCED FUND
CLASS B SHARES-COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period

                                   SEPT. 30,       SEPT. 30,       SEPT. 30,       SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:               2006            2005            2004            2003             2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                                            $27.83          $25.89          $22.22           $26.92
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                              0.23            0.16/5/         0.16             0.19
  Net realized and
   unrealized gain (loss)
   on investments                                      2.47            2.22            3.68            (3.59)
                                                   --------       ---------        --------         --------
  Total from investment
   operations                                          2.70            2.38            3.84            (3.40)
                                                   --------       ---------        --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                  (0.20)          (0.44)          (0.17)           (0.12)
  Distributions from net
   realized gain                                      (0.21)           0.00            0.00            (1.18)
                                                   --------       ---------        --------         --------
  Total distributions                                 (0.41)          (0.44)          (0.17)           (1.30)
                                                   --------       ---------        --------         --------
 NET ASSET VALUE, END OF
PERIOD                                               $30.12          $27.83          $25.89           $22.22
                                                   ========       =========        ========         ========
 TOTAL RETURN/1/                                       9.76%           9.17%          17.40%          (13.68)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                           $85,327         $89,783         $81,511          $66,337
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/2/                               1.95%           1.95%           1.95%            1.90%
  Ratio of net investment
   income (loss) to
   average net assets                                  0.84%           0.58%           0.69%            0.85%
  Portfolio turnover rate/3/                             80%             51%             53%              48%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2, 4/                           2.08%           2.02%           2.57%            2.13%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
3 Portfolio turnover rate represents the activity from the Fund's investment in the underlying master portfolios.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5    Calculated based upon average shares outstanding.

                                                         FINANCIAL HIGHLIGHTS 65

GROWTH BALANCED FUND
CLASS C SHARES-COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period

                                   SEPT. 30,       SEPT. 30,       SEPT. 30,       SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:               2006            2005            2004            2003             2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                                            $27.81          $25.88          $22.22           $26.91
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                              0.21            0.16/5/         0.15             0.17
  Net realized and
   unrealized gain (loss)
   on investments                                      2.50            2.21            3.69            (3.57)
                                                   --------       ---------        --------         --------
  Total from investment
   operations                                          2.71            2.37            3.84            (3.40)
                                                   --------       ---------        --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                  (0.12)          (0.44)          (0.18)           (0.11)
  Distributions from net
   realized gain                                      (0.21)           0.00            0.00            (1.18)
                                                   --------       ---------        --------         --------
  Total distributions                                 (0.33)          (0.44)          (0.18)           (1.29)
                                                   --------       ---------        --------         --------
 NET ASSET VALUE, END OF
PERIOD                                               $30.19          $27.81          $25.88           $22.22
                                                   ========       =========        ========         ========
 TOTAL RETURN/1/                                       9.79%           9.18%          17.35%          (13.67)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                           $18,262         $20,799         $24,958          $18,484
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/2/                               1.95%           1.95%           1.95%            1.90%
  Ratio of net investment
   income (loss) to
   average net assets                                  0.84%           0.58%           0.69%            0.85%
  Portfolio turnover rate/3/                             80%             51%             53%              48%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2, 4/                           2.08%           2.02%           2.57%            2.17%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
3 Portfolio turnover rate represents the activity from the Fund's investment in the underlying master portfolios.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5    Calculated based upon average shares outstanding.

 66 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                   {RHEO P CODE}
                                                                    {PIECE CODE}
                                                                    {ICA NUMBER}
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved.
                                www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                FEBRUARY 1, 2007

                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDSSM -  ALLOCATION FUNDS

Conservative Allocation Fund

Moderate Balanced Fund

Asset Allocation Fund

Growth Balanced Fund

Aggressive Allocation Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information             3
Conservative Allocation Fund     4
Moderate Balanced Fund           9
Asset Allocation Fund           14
Growth Balanced Fund            18
Aggressive Allocation Fund      23
Description of Principal        28
  Investment Risks

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust   32
The Investment Adviser and      32
  Portfolio Managers
The Sub-Adviser and             33
  Portfolio Managers
Dormant Investment Advisory     34
  Arrangements

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares             35
How to Buy Shares               36
How to Sell Shares              38
How to Exchange Shares          40
Account Policies                42

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                   44
Taxes                           44
Master/Gateway/SM/ Structure    45
Financial Highlights            58
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o    what the Fund is trying to achieve;

o    how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION
This section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY STRUCTURE
The Aggressive Allocation, Conservative Allocation, Growth Balanced and
Moderate Balanced Funds are gateway funds in a Master/Gateway structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA

FUND INCEPTION:
04/30/1989
ADMINISTRATOR CLASS
Ticker: NVCBX

INVESTMENT OBJECTIVE
The Conservative Allocation Fund seeks total return, consisting primarily of current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o    80% of the Fund's total assets in fixed income securities; and

o    20% of the Fund's total assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio. The equity portion of the Fund's portfolio also uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations.

We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

 4 CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                  CONSERVATIVE ALLOCATION FUND 5

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of the Fund's assets across different master portfolios. Please see "Master/Gateway Structure/SM/" for more information on these master portfolios.

                                  NEUTRAL TARGET        TARGET ALLOCATION
 TARGET ALLOCATIONS                ALLOCATION               RANGES
 DIVERSIFIED BOND STYLES           80%                  75-85%

 DIVERSIFIED EQUITY STYLES         20%                  15-25%

 INVESTMENT STYLE/PORTFOLIOS   ALLOCATION                         SUB-ADVISER
 DIVERSIFIED BOND STYLES           80.00%
   Managed Fixed Income                                  38.50%   Galliard Capital Management, Inc.
  Portfolio
   Stable Income Portfolio                               25.00%   Galliard Capital Management, Inc.
   Total Return Bond                                     11.00%   Wells Capital Management Incorporated
  Portfolio
   Inflation-Protected                                    5.50%   Wells Capital Management Incorporated
  Bond Portfolio
 DIVERSIFIED EQUITY STYLES         20.00%
                                  ------
  Large Cap Blend Style                      5.00%
   Index Portfolio                                        5.00%   Wells Capital Management Incorporated
  Large Cap Value Style                      5.00%
   Equity Income Portfolio                                1.67%   Wells Capital Management Incorporated
   C&B Large Cap Value                                    1.67%   Cooke & Bieler, L. P.
  Portfolio
   Equity Value Portfolio                                 1.66%   Wells Capital Management Incorporated
  Large Cap Growth Style                     5.00%
   Disciplined Growth                                     1.00%   Smith Asset Management Group, L. P.
  Portfolio
   Large Cap Appreciation                                 0.50%   Cadence Capital Management, LLC
  Portfolio
   Large Company Growth                                   3.50%   Peregrine Capital Management, Inc.
  Portfolio
  Small Cap Style                            2.00%
   Small Cap Index                                        0.67%   Wells Capital Management Incorporated
  Portfolio
   Small Company Growth                                   0.67%   Peregrine Capital Management, Inc.
  Portfolio
   Small Company Value                                    0.06%   Peregrine Capital Management, Inc.
  Portfolio
   Strategic Small Cap                                    0.60%   Wells Capital Management Incorporated
  Value Portfolio
  International Style                        3.00%
   International Value                                    0.75%   LSV Asset Management
  Portfolio
   International Core                                     0.75%   New Star Institutional Managers
  Portfolio
   International Index                                    0.75%   SSgA Funds Management
  Portfolio
   International Growth                                   0.75%   Artisan Partners Limited Partnership
  Portfolio
 TOTAL FUND ASSETS                100.00%

 6 CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                        Calendar Year Total Returns
                           as of 12/31 each year
1997     1998     1999    2000     2001    2002     2003    2004    2005    2006
13.23%   12.44%   4.44%   10.22%   3.29%   -1.48%   9.31%   4.24%   3.08%   %

           BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      x.xx%
  Worst Quarter:      Qx    xxxx      x.xx%

 AVERAGE ANNUAL TOTAL RETURNS
for the period ended
  December 31, 2006                1 YEAR       5 YEARS       10 YEARS
 ADNINISTRATOR CLASS
  Returns Before Taxes               XX           XX             XX
  Returns After Taxes on             XX           XX             XX
  Distributions/1/
  Returns After Taxes on             XX           XX             XX
Distributions and Sale of
  Fund Shares/1/
 S&P 500 INDEX/2/                    XX           XX             XX
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS U.S.                XX           XX             XX
  AGGREGATE BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)
 CONSERVATIVE ALLOCATION             XX           XX             XX
  COMPOSITE INDEX/4/
  (reflects no deduction for
  fees, expense or taxes)

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. Returns for the Classes and Index in the Life of Fund column are shown as of the Fund inception date.
2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
3 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
4 The Conservative Allocation Composite Index is weighted 55% in the Lehman Brothers U.S. Aggregate Bond Index, 25% in the Lehman Brothers 9-12 Month US Treasury Bond Index, 5% in the Russell 1000 Value Index, 5% in the S&P 500 Index, 5% in the Russell 1000 Growth Index, 3% in the MSCI EAFE Index and 2% in the Russell 2000 Index.

                                                  CONSERVATIVE ALLOCATION FUND 7

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                    x.xx%
  Distribution (12b-1) Fees             0.00%
  Other Expenses/2/                     x.xx%
  Acquired Fund Fees and                x.xx%
  Expenses
  TOTAL ANNUAL FUND                     X.XX%
  OPERATING EXPENSES/3/
  Fee Waivers                           x.xx%
  NET EXPENSES/4/                       0.85%

1 The management fees paid by the Fund reflect the blended rate of advisory fees charged by Funds Management for providing investment advisory services to the master portfolios in which the Fund invests, plus an additional 0.25% asset allocation fee. The fee schedules for each of the master portfolios have different breakpoints.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes net expense allocated from the master portfolios in which the Fund invests. If the gross expense ratio of the master portfolios in which the Fund invests were allocated to the Fund, the Fund's gross expense ratio would have been x.xx% for the Administrator Class shares.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o    Your investment has a 5% return each year;
     o    You reinvest all distributions; and
     o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year             $
   3 Years            $
   5 Years            $
  10 Years            $

 8 CONSERVATIVE ALLOCATION FUND

MODERATE BALANCED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA

FUND INCEPTION:
04/30/1989
ADMINISTRATOR CLASS
Ticker: NVMBX

INVESTMENT OBJECTIVE
The Moderate Balanced Fund seeks total return, consisting of current income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  60% of the Fund's total assets in fixed income securities; and

o  40% of the Fund's total assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio. The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations.

We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

                                                        MODERATE BALANCED FUND 9

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 10 MODERATE BALANCED FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of the Fund's assets across different master portfolios. Please see "Master/Gateway Structure/SM/" for more information on these master portfolios.

                                  NEUTRAL TARGET        TARGET ALLOCATION
 TARGET ALLOCATIONS                ALLOCATION               RANGES
 DIVERSIFIED BOND STYLES           60%                  50-70%

 DIVERSIFIED EQUITY STYLES         40%                  30-50%

 INVESTMENT STYLE/PORTFOLIOS   ALLOCATION                            SUB-ADVISER
 DIVERSIFIED BOND STYLES           60.00%
   Managed Fixed Income                                     31.50%   Galliard Capital Management, Inc.
  Portfolio
   Stable Income Portfolio                                  15.00%   Galliard Capital Management, Inc.
   Total Return Bond                                         9.00%   Wells Capital Management Incorporated
  Portfolio
   Inflation-Protected                                       4.50%   Wells Capital Management Incorporated
  Bond Portfolio
 DIVERSIFIED EQUITY STYLES         40.00%
                                  ------
  Large Cap Blend Style                         10.00%
   Index Portfolio                                          10.00%   Wells Capital Management Incorporated
  Large Cap Value Style                         10.00%
   Equity Income Portfolio                                   3.34%   Wells Capital Management Incorporated
   C&B Large Cap Value                                       3.33%   Cooke & Bieler, L. P.
  Portfolio
   Equity Value Portfolio                                    3.33%   Systematic Financial Management, L.P.
  Large Cap Growth Style                        10.00%
   Disciplined Growth                                        2.00%   Smith Asset Management Group, L. P.
  Portfolio
   Large Cap Appreciation                                    1.00%   Cadence Capital Management, LLC
  Portfolio
   Large Company Growth                                      7.00%   Peregrine Capital Management, Inc.
  Portfolio
  Small Cap Style                                4.00%
   Small Cap Index                                           1.33%   Wells Capital Management Incorporated
  Portfolio
   Small Company Growth                                      1.33%   Peregrine Capital Management, Inc.
  Portfolio
   Small Company Value                                       0.13%   Peregrine Capital Management, Inc.
  Portfolio
   Strategic Small Cap                                       1.21%   Wells Capital Management Incorporated
  Value Portfolio
  International Style                            6.00%
   International Value                                       1.50%   LSV Asset Management
  Portfolio
   International Core                                        1.50%   New Star Institutional Managers
  Portfolio
   International Index                                       1.50%   SSgA Funds Management
  Portfolio
   International Growth                                      1.50%   Artisan Partners Limited Partnership
  Portfolio
 TOTAL FUND ASSETS                100.00%

                                                       MODERATE BALANCED FUND 11

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                           Calendar Year Total Returns
                              as of 12/31 each year
1997     1998     1999    2000    2001    2002     2003     2004    2005    2006
16.00%   16.74%   8.03%   9.52%   0.71%   -7.97%   15.66%   5.99%   3.83%   %

           BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      x.xx%
  Worst Quarter:      Qx    xxxx      x.xx%

 AVERAGE ANNUAL TOTAL RETURNS
for the period ended
  December 31, 2006                1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS
  Before Taxes                     x.xx%        x.xx%          x.xx%
  After Taxes on                   x.xx%        x.xx%          x.xx%
  Distributions/1/
  After Taxes on                   x.xx%        x.xx%          x.xx%
Distributions and Sale of
  Fund Shares/1/
 S&P 500 INDEX/2/                  x.xx%        x.xx%          x.xx%
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS U.S.              x.xx%        x.xx%          x.xx%
  AGGREGATE BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)
 MODERATE BALANCED COMPOSITE       x.xx%        x.xx%          x.xx%
  INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. Returns for the Classes and Index in the Life of Fund column are shown as of the Fund inception date.
2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
3 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
4 The Moderate Balanced Composite Index is weighted 45% in the Lehman Brothers U.S. Aggregate Bond Index, 15% in the Lehman Brothers 9-12 Month U.S. Treasury Bond Index, 10% in the Russell 1000 Value Index, 10% in the S&P 500 Index, 10% in the Russell 1000 Growth Index, 6% in the MSCI EAFE Index, and 4% in the Russell 2000 Index. You cannot invest directly in an index.

 12 MODERATE BALANCED FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                    x.xx%
  Distribution (12b-1) Fees             0.00%
  Other Expenses/2/                     x.xx%
  Acquired Fund Fees and                x.xx%
  Expenses
  TOTAL ANNUAL FUND                     X.XX%
  OPERATING EXPENSES/3/
  Fee Waivers                           x.xx%
  NET EXPENSES/4/                       0.90%

1 The management fees paid by the Fund reflect the blended rate of advisory fees charged by Funds Management for providing investment advisory services to the master portfolios in which the Fund invests, plus an additional 0.25% asset allocation fee. The fee schedules for each of the master portfolios have different breakpoints.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes net expense allocated from the master portfolios in which the Fund invests. If the gross expense ratio of the master portfolios in which the Fund invests were allocated to the Fund, the Fund's gross expense ratio would have been x.xx% for the Administrator Class shares.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o    Your investment has a 5% return each year;
     o    You reinvest all distributions; and
     o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year              $
   3 Years             $
   5 Years             $
  10 Years             $

                                                       MODERATE BALANCED FUND 13

ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Galen G. Blomster, CFA
Gregory T. Genung, CFA
Jeffrey P. Mellas

FUND INCEPTION:
11/13/1986
ADMINISTRATOR CLASS
Ticker: WFAIX

INVESTMENT OBJECTIVE
The Asset Allocation Fund seeks long-term total return, consisting of capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o    60% of the Fund's total assets in equity securities; and

o    40% of the Fund's total assets in fixed income securities.

--------------------------------------------------------------------------------
TARGET ALLOCATIONS

                                 NEUTRAL               TARGET
                         TARGET ALLOCATION     ALLOCATION RANGES
 Equity Styles                60%                  35-85%
 Fixed Income Styles          40%                  15-65%

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The asset classes we invest in are:

o Equity Securities-We invest a portion of the Fund's assets in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

o Fixed Income Securities-We invest a portion of the Fund's assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. We may use cash flows or effect transactions to re-establish the target allocations. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

 14 ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                        ASSET ALLOCATION FUND 15

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                         Calendar Year Total Returns
                            as of 12/31 each year
1997     1998     1999    2000    2001     2002      2003     2004    2005    2006
22.01%   25.58%   9.49%   0.98%   -7.20%   -12.81%   22.50%   9.52%   5.07%   %

           BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      x.xx%
  Worst Quarter:      Qx    xxxx      x.xx%

 AVERAGE ANNUAL TOTAL RETURNS
for the period ended
  December 31, 2006                1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS
  Returns Before Taxes               XX           XX             XX
  Returns After Taxes on             XX           XX             XX
  Distributions/1/
  Returns After Taxes on             XX           XX             XX
Distributions and Sale of
  Fund Shares/1/
 S&P 500 INDEX/2/                    XX           XX             XX
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS 20+TREASURY         XX           XX             XX
  INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)
 ASSET ALLOCATION COMPOSITE          XX           XX             XX
  INDEX/4/
  (reflects no deduction for
  fees, expense or taxes)

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. Returns for the Classes and Index in the Life of Fund column are shown as of the Fund inception date.
2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
3 The Lehman Brothers 20+Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.
4 The Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and 40% in the Lehman Brothers 20+ Treasury Index.

 16 ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                    x.xx%
  Distribution (12b-1) Fees             0.00%
  Other Expenses/2/                     x.xx%
  TOTAL ANNUAL FUND                     X.XX%
  OPERATING EXPENSES
  Fee Waivers                           x.xx%
  NET EXPENSES/3/                       0.90%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.90% for the first $500 million; 0.85% for the next $500 million; 0.80% for the next $2 billion; 0.775% for the next $2 billion; and 0.75% for assets over $5 billion..
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o    Your investment has a 5% return each year;
     o    You reinvest all distributions; and
     o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $
   3 Years               $
   5 Years               $
  10 Years               $

                                                        ASSET ALLOCATION FUND 17

GROWTH BALANCED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA

FUND INCEPTION:
04/30/1989
ADMINISTRATOR CLASS
Ticker: NVGBX

INVESTMENT OBJECTIVE
The Growth Balanced Fund seeks total return, consisting of capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o    65% of the Fund's total assets in equity securities; and

o    35% of the Fund's total assets in fixed income securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund's portfolio also uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations.

We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

 18 GROWTH BALANCED FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                         GROWTH BALANCED FUND 19

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of the Fund's assets across different master portfolios. Please see "Master/Gateway Structure/SM/" for more information on these master portfolios.

                                  NEUTRAL TARGET        TARGET ALLOCATION
 TARGET ALLOCATIONS                ALLOCATION               RANGES
 DIVERSIFIED EQUITY STYLES         65%                  50-80%

 DIVERSIFIED BOND STYLES           35%                  20-50%

 INVESTMENT STYLE/PORTFOLIOS   ALLOCATION                             SUB-ADVISER
 DIVERSIFIED EQUITY STYLES         65.00%
  Large Cap Blend Style                         16.25%
   Index Portfolio                                           16.25%   Wells Capital Management Incorporated
  Large Cap Value Style                         16.25%
   Equity Income Portfolio                                    5.42%   Wells Capital Management Incorporated
   C&B Large Cap Value                                        5.42%   Cooke & Bieler, L. P.
  Portfolio
   Equity Value Portfolio                                     5.41%   Systematic Financial Management, L.P.
  Large Cap Growth Style                        16.25%
   Disciplined Growth                                         3.25%   Smith Asset Management Group, L. P.
  Portfolio
   Large Cap Appreciation                                    1.625%   Cadence Capital Management, LLC
  Portfolio
   Large Company Growth                                     11.375%   Peregrine Capital Management, Inc.
  Portfolio
  Small Cap Style                                6.50%
   Small Cap Index                                            2.17%   Wells Capital Management Incorporated
  Portfolio
   Small Company Growth                                      2.165%   Peregrine Capital Management, Inc.
  Portfolio
   Small Company Value                                        0.22%   Peregrine Capital Management, Inc.
  Portfolio
   Strategic Small Cap                                        1.95%   Wells Capital Management Incorporated
  Value Portfolio
  International Style                            9.75%
   International Value                                        2.44%   LSV Asset Management
  Portfolio
   International Core                                         2.44%   New Star Institutional Managers
  Portfolio
   International Index                                        2.44%   SSgA Funds Management
  Portfolio
   International Growth                                       2.43%   Artisan Partners Limited Partnership
  Portfolio
 DIVERSIFIED BOND STYLES           35.00%
                                  ------
   Managed Fixed Income                                      24.50%   Galliard Capital Management, Inc.
  Portfolio
   Total Return Bond                                          7.00%   Wells Capital Management Incorporated
  Portfolio
   Inflation-Protected                                        3.50%   Wells Capital Management Incorporated
  Bond Portfolio
 TOTAL FUND ASSETS                100.00%

 20 GROWTH BALANCED FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                         Calendar Year Total Returns
                            as of 12/31 each year
1997     1998     1999     2000    2001     2002      2003     2004    2005    2006
20.77%   22.45%   12.38%   7.82%   -2.94%   -15.74%   23.54%   8.07%   4.79%   %

           BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      x.xx%
  Worst Quarter:      Qx    xxxx      x.xx%

 AVERAGE ANNUAL TOTAL RETURNS
for the period ended
  December 31, 2006                1 YEAR       5 YEARS       10 YEARS
 ADNINISTRATOR CLASS
  Before Taxes                     x.xx%        x.xx%          x.xx%
  After Taxes on                   x.xx%        x.xx%          x.xx%
  Distributions/1/
  After Taxes on                   x.xx%        x.xx%          x.xx%
Distributions and Sale of
  Fund Shares/1/
 S&P 500 INDEX/2/                  x.xx%        x.xx%          x.xx%
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS U.S.              x.xx%        x.xx%          x.xx%
  AGGREGATE BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)
 GROWTH BALANCED COMPOSITE         x.xx%        x.xx%          x.xx%
  INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. Returns for the Classes and Index in the Life of Fund column are shown as of the Fund inception date.
2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
3 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
4 The Growth Balanced Composite Index is weighted 35% in the Lehman Brothers U.S. Aggregate Bond Index, 16.25% in the Russell 1000 Value Index, 16.25% in the S&P 500 Index, 16.25% in the Russell 1000 Growth Index, 9.75% in the MSCI EAFE Index, and 6.50% in the Russell 2000 Index.

                                                         GROWTH BALANCED FUND 21

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                    x.xx%
  Distribution (12b-1) Fees             0.00%
  Other Expenses/2/                     x.xx%
  Acquired Fund Fees and                x.xx%
  Expenses
  TOTAL ANNUAL FUND                     X.XX%
  OPERATING EXPENSES/3/
  Fee Waivers                           x.xx%
  NET EXPENSES/4/                       0.95%

1 The management fees paid by the Fund reflect the blended rate of advisory fees charged by Funds Management for providing investment advisory services to the master portfolios in which the Fund invests, plus an additional 0.25% asset allocation fee. The fee schedules for each of the master portfolios have different breakpoints.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes net expense allocated from the master portfolios in which the Fund invests. If the gross expense ratio of the master portfolios in which the Fund invests were allocated to the Fund, the Fund's gross expense ratio would have been x.xx% for the Administrator Class shares.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o    Your investment has a 5% return each year;
     o    You reinvest all distributions; and
     o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $
   3 Years               $
   5 Years               $
  10 Years               $

 22 GROWTH BALANCED FUND

AGGRESSIVE ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA

FUND INCEPTION:
12/02/1997
ADMINISTRATOR CLASS
Ticker: NWBEX

INVESTMENT OBJECTIVE
The Aggressive Allocation Fund seeks total return, consisting primarily of capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o    80% of the Fund's total assets in equity securities; and

o    20% of the Fund's total assets in fixed income securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations.

We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

                                                   AGGRESSIVE ALLOCATION FUND 23

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 24 AGGRESSIVE ALLOCATION FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of the Fund's assets across different master portfolios. Please see "Master/Gateway Structure/SM/" for more information on these master portfolios.

                                  NEUTRAL TARGET        TARGET ALLOCATION
 TARGET ALLOCATIONS                ALLOCATION               RANGES
 DIVERSIFIED BOND STYLES           80%                        65-95%

 DIVERSIFIED EQUITY STYLES         20%                         5-35%

 INVESTMENT STYLE/PORTFOLIOS   ALLOCATION                            SUB-ADVISER
 DIVERSIFIED BOND STYLES           20.00%
   Managed Fixed Income                                     14.00%   Galliard Capital Management, Inc.
  Portfolio
   Stable Income Portfolio                                           Galliard Capital Management, Inc.
   Total Return Bond                                         4.00%   Wells Capital Management Incorporated
  Portfolio
   Inflation-Protected                                       2.00%   Wells Capital Management Incorporated
  Bond Portfolio
 DIVERSIFIED EQUITY STYLES         80.00%
                                  ------
  Large Cap Blend Style                         20.00%
   Index Portfolio                                          20.00%   Wells Capital Management Incorporated
  Large Cap Value Style                         20.00%
   Equity Income Portfolio                                   6.67%   Wells Capital Management Incorporated
   C&B Large Cap Value                                       6.67%   Cooke & Bieler, L. P.
  Portfolio
   Equity Value Portfolio                                    6.66%   Wells Capital Management Incorporated
  Large Cap Growth Style                        20.00%
   Disciplined Growth                                        4.00%   Smith Asset Management Group, L. P.
  Portfolio
   Large Cap Appreciation                                    2.00%   Cadence Capital Management, LLC
  Portfolio
   Large Company Growth                                     14.00%   Peregrine Capital Management, Inc.
  Portfolio
  Small Cap Style                                8.00%
   Small Cap Index                                           2.67%   Wells Capital Management Incorporated
  Portfolio
   Small Company Growth                                      2.67%   Peregrine Capital Management, Inc.
  Portfolio
   Small Company Value                                       0.26%   Peregrine Capital Management, Inc.
  Portfolio
   Strategic Small Cap                                       2.40%   Wells Capital Management Incorporated
  Value Portfolio
  International Style                           12.00%
   International Value                                       3.00%   LSV Asset Management
  Portfolio
   International Core                                        3.00%   New Star Institutional Managers
  Portfolio
   International Index                                       3.00%   SSgA Funds Management
  Portfolio
   International Growth                                      3.00%   Artisan Partners Limited Partnership
  Portfolio
 TOTAL FUND ASSETS                100.00%

                                                   AGGRESSIVE ALLOCATION FUND 25

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                     Calendar Year Total Returns
                        as of 12/31 each year
1998     1999     2000    2001     2002      2003     2004    2005    2006
24.21%   15.59%   5.07%   -5.84%   -19.44%   27.05%   9.21%   5.27%   %

           BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      x.xx%
  Worst Quarter:      Qx    xxxx      x.xx%

 AVERAGE ANNUAL TOTAL RETURNS
for the period ended
  December 31, 2006                1 YEAR       5 YEARS       LIFE OF FUND/1/
 ADMINISTRATOR CLASS
  Returns Before Taxes              XX            XX                XX
  Returns After Taxes on            XX            XX                XX
  Distributions/1/
  Returns After Taxes on            XX            XX                XX
Distributions and Sale of
  Fund Shares/1/
 S&P 500 INDEX/2/                   XX            XX                XX
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS 20+TREASURY        XX            XX                XX
  INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)
 AGGRESSIVE ALLOCATION              XX            XX                XX
  COMPOSITE INDEX/4/
  (reflects no deduction for
  fees, expense or taxes)

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. Returns for the Classes and Index in the Life of Fund column are shown as of the Fund inception date.
2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
3 The Lehman Brothers 20+Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.
4 The Aggressive Allocation Composite Index is weighted 20% in the Lehman Brothers US Aggregate Bond Index, 20% in the Russell 1000 Value Index, 20% in the S&P 500 Index, 20% in the Russell 1000 Growth Index, 12% in the MSCI EAFE Index, and 8% in the Russell 2000 Index. You cannot invest directly in an index.

 26 AGGRESSIVE ALLOCATION FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                    x.xx%
  Distribution (12b-1) Fees             x.xx%
  Other Expenses/2/                     x.xx%
  Acquired Fund Fees and                x.xx%
  Expenses
  TOTAL ANNUAL FUND                     X.XX%
  OPERATING EXPENSES/3/
  Fee Waivers                           x.xx%
  NET EXPENSES/4/                       1.00%

1 The management fees paid by the Fund reflect the blended rate of advisory fees charged by Funds Management for providing investment advisory services to the master portfolios in which the Fund invests, plus an additional 0.25% asset allocation fee. The fee schedules for each of the master portfolios have different breakpoints.
2 Other expenses may include expenses payable to affiliates of Wells Fargo &
    Company.
3 Includes net expense allocated from the master portfolios in which the Fund invests. If the gross expense ratio of the master portfolios in which the Fund invests were allocated to the Fund, the Fund's gross expense ratio would have been x.xx% for the Administrator Class shares.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                  $96
   3 Years                $370
   5 Years                $665
  10 Years              $1,505

                                                   AGGRESSIVE ALLOCATION FUND 27

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.

COUNTER-PARTY RISK            When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                              Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                              Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY RISK                 A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.
DEBT SECURITIES RISK          Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                              Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK              The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                              For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value, or payments, are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 28 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

EMERGING MARKETS RISK         Emerging markets are markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International
                              Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-
                              developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries. Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
FOREIGN INVESTMENT RISK       Foreign securities are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Direct investment in foreign securities denominated in a foreign currency involves exposure to fluctuations in foreign currency exchange rates which may reduce the value of an investment made in a security dominated in that foreign currency; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets. Foreign securities also include American Depository Receipts
                              (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global
                              Depositary Receipts (GDRs). ADRs, EDRs and GDRs are depository receipts for foreign company stocks issued by a bank and held in trust at that bank, which entitle the owner to any capital gains or dividends. ADRs are U.S. dollar denominated, and EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. ADRs, EDRs and GDRs are subject to the same risks as other foreign securities.
GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Their prices may be more volatile than those of other types of stocks, particularly over the short term. Growth stocks may be more expensive relative to their current earnings or assets compared to the values or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 29

HIGH YIELD SECURITIES RISK    High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                              grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
ISSUER RISK                   The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

 30 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MORTGAGE- AND ASSET-BACKED    Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK               assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                              Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALL COMPANY SECURITIES      Securities of small companies tend to be more volatile and less liquid than larger company
RISK                          stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
U.S. GOVERNMENT OBLIGATIONS   Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                          be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                              a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                              Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                              agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                              U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                              Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 31

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which each Fund, except for the Asset Allocation Fund, invests. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended September 30, 2006.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

 32 ORGANIZATION AND MANAGEMENT OF THE FUNDS

The following portfolio managers are responsible for determining the asset allocation of the Funds' investments in various master portfolios.

THOMAS C. BIWER, CFA          Mr. Biwer is jointly responsible for managing the Aggressive Allocation Fund,
Aggressive Allocation Fund    Conservative Allocation Fund, Growth Balanced Fund and the Moderate Balaced Fund,
Conservative Allocation Fund  all of which he has managed since 2005. Mr. Biwer joined Funds Management in 2005
Growth Balanced Fund          as a portfolio manager and a member of the asset allocation team. He participates in
Moderate Balanced Fund        determining the asset allocations of the Fund's investments in various master portfolios. Prior to joining Funds Management, Mr. Biwer served as an investment manager and portfolio strategist for the STRONG ADVISOR service since 1999. Education:
                              B.S. and M.B.A., University of Illinois.
CHRISTIAN L. CHAN, CFA        Mr. Chan is jointly responsible for managing the Aggressive Allocation Fund,
Agressive Allocation Fund     Conservative Allocation Fund, Growth Balanced Fund and the Moderate Balanced
Conservative Allocation Fund  Fund, all of which he has managed since 2005. Mr. Chan has served as a Portfolio
Growth Balanced Fund          Manager for Funds Management since 2005, and as a member of the firm's asset
Moderate Balanced Fund        allocation team and investment team since 2002. Mr. Chan participates in determining the asset allocations of the Fund's investments in various master portfolios. Education:
                              B.A. degree in American Studies, University of California at Los Angeles.
ANDREW OWEN, CFA              Mr. Owen is jointly responsible for managing the Aggressive Allocation Fund,
Agressive Allocation Fund     Conservative Allocation Fund, Growth Balanced Fund, and Moderate Balanced Fund, all
Conservative Allocation Fund  of which he has managed since 2005. He has served as a Portfolio Manager for Funds
Growth Balanced Fund          Management since 2005, and has been a member of the asset allocation team and
Moderate Balanced Fund        head of investments for Funds Management since 1996. Mr. Owen participates in determining the asset allocations of the Fund's investments in various master portfolios. Education: M.B.A. degree, University of Michigan.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


=============================
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, located at
525 Market Street, San Francisco, CA 94105, is the sub-adviser for Aggressive Allocation Fund, Asset Allocation Fund,
Conservative Allocation Fund, Growth Balanced Fund and Moderate Balanced Fund. Accordingly, Wells Capital
Management is responsible for the day-to-day investment management activities of the Funds and master portfolios.
Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

DOUG BEATH                    Mr. Beath is jointly responsible for managing the Aggressive Allocation Fund,
Aggressive Allocation Fund    Conservative Allocation Fund, Growth Balanced Fund and Moderate Balanced Fund, all
Conservative Allocation Fund  of which he has managed since 2006. Mr. Beath joined Wells Capital Management in
Growth Blanced Fund           July 2006 as a portfolio manager with the Quantitative Asset Management Team. From
Moderate Balanced Fund        2005 to 2006, Mr. Beath was a senior vice president for SMH Research where he represented several independent investment research firms. Prior to that, from 2000 to
                              2005, Mr. Beath was senior vice president of research with H.C. Wainwright Economics where he provided consultation services to investment management firms and plan sponsors on macroeconomic issues and asset allocation. Education: B.A., Liberal Arts,
                              University of Michigan; M.B.A., Fordham University.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 33

GALEN G. BLOMSTER, CFA        Mr. Blomster is jointly responsible for managing the Asset Allocation Fund, which he
Aggressive Allocation Fund    has managed since 2002, the Aggressive Allocation Fund, which he has managed since
Asset Allocation Fund         1997, and the Conservative Allocation Fund, Growth Balanced Fund, and Moderate
Conservative Allocation Fund  Balanced Fund, all of which he has managed since1989. He joined Wells Capital
Growth Balanced Fund          Management (WCM) in 1998 as Vice President and Director of Research and simulta-
Moderate Balanced Fund        neously held his position as a portfolio manager at Norwest Investment Management until WCM and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. He is currently a Principal with WCM, managing numerous portfolios using an asset allocation model. Education:
                              B.S. degree in Dairy/Food Science and Economics, University of Minnesota; M.S. and
                              Ph.D. degrees, Purdue University.
GREGORY T. GENUNG, CFA        Mr. Genung is jointly responsible for managing the Asset Allocation Fund, which he has
Asset Allocation Fund         managed since 2006. Mr. Genung joined Wells Capital Management in 2001, and also manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Education: B.S., Finance and Economics equivalency degree, University of
                              Minnesota, Duluth.
JEFFREY P. MELLAS             Mr. Mellas is jointly responsible for managing the Aggressive Allocation Fund, Asset
Aggressive Allocation Fund    Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund and the
Asset Allocation Fund         Moderate Balanced Fund, all of which he has managed since 2003. Mr. Mellas joined
Conservative Allocation Fund  Wells Capital Management (WCM) in 2003 as Managing Director of Quantitative Asset
Growth Balanced Fund          Management and Portfolio Manager. In this role, Mr. Mellas oversees quantitative
Moderate Balanced Fund        investment management efforts on behalf of institutional separate accounts, mutual investment funds and collective investment funds. Prior to joining WCM, Mr. Mellas was with Alliance Capital Management since 1995, as Vice President and Global Portfolio
                              Strategist. Education: B.A. degree in Economics, University of Minnesota; M.B.A. degree in Finance and International Business, New York University. Additional studies:
                              International Management Program at H-ute Etudes Commer-iales, Paris, France, and
                              Universit- de Valery, Montpellier, France.
==============================

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the Conservative Allocation Fund, Moderate Balanced Fund, Growth Balanced Fund and Aggressive Allocation Fund, each a gateway fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of each Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway funds, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as each Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

 34 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 35

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $10 million in plan assets;

o Broker-dealer managed account or wrap programs that charge an asset-based fee;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee;

o    Internal Revenue Code Section 529 college savings plan accounts;

o Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/);

o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o    Institutions who invest a minimum initial amount of $1 million in a Fund;
     and

o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.

 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                            ----------------------------------------------- ------------------------------------
 SHARES DIRECTLY
---------------------------
 Through Your Investment     Contact your investment representative          Contact your investment
                            -----------------------------------------------
 Representative                                                             representative
---------------------------                                                 ------------------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
---------------------------
                            telephone or internet unless the institution    shares in a new Fund:
                            has another Wells Fargo Advantage Fund          o Call Investor Services at 1-800-
                            account. If the institution does not currently  222-8222 or have an account, contact your investment
                                                                            o Call 1-800-368-7550 for the
                            representative.
                            -----------------------------------------------
                                                                            automated phone system or
                                                                            o visit our Web site at
                                                                            www.wellsfargo.com/
                                                                            advantagefunds
                                                                            ------------------------------------

 36 HOW TO BUY SHARES

 INSTITUTIONS PURCHASING
              OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
              ---------------------------------------------- ---------------------------------------
 SHARES DIRECTLY
----------------------------------------------------------------------------------------------------
 By Wire      o Complete and sign the Administrator Class     To buy additional shares, instruct
------------    account application                           your bank or financial institution to
              o Call Investor Services at 1-800-222-8222 for  use the same wire instructions
                faxing instructions                           shown to the left.
              o Use the following wiring instructions:        --------------------------------------
                State Street Bank & Trust
                Boston, MA
                Bank Routing Number: ABA 011000028
                Wire Purchase Account: 9905-437-1
                Attention: WELLS FARGO ADVANTAGE FUNDS
                (Name of Fund, Account
                Number and any applicable
                share class )
                Account Name: Provide your
                name as registered on the
                Fund account
              ----------------------------------------------
 In Person    Investors are welcome to visit the Investor     See instructions shown to the left.
              Center in person to ask questions or conduct
              any Fund transaction. The Investor Center is
              located at 100 Heritage Reserve, Menomonee
              Falls, Wisconsin 53051.
------------  ---------------------------------------------- --------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES: If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:

o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

                                                            HOW TO BUY SHARES 37

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

 INSTITUTIONS SELLING SHARES   TO SELL SOME OR ALL OF YOUR SHARES
----------------------------- ---------------------------------------------------------------------
  DIRECTLY
-----------------------------
 Through Your Investment       Contact your investment representative
----------------------------- ---------------------------------------------------------------------
  Representative
-----------------------------
 By Telephone /               o To speak with an investor services representative 1-800-222-
 Electronic Funds Transfer      8222 or use the automated phone system 1-800-368-7550.
-----------------------------
(EFT)                         o Redemptions processed by EFT to a linked Wells Fargo Bank
-----------------------------   account occur same day for Wells Fargo Advantage money
                                market funds, and next day for all other WELLS FARGO ADVANTAGE
                                FUNDS.
                              o Transfers made to a Wells Fargo Bank Account are made
                                available sooner than transfers to an unaffiliated institution.
                              o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                NOTE: Telephone transactions such as redemption requests
                                made over the phone generally require only one of the
                                account owners to call unless you have instructed us
                                otherwise.
                              ---------------------------------------------------------------------
 By Wire                      o To arrange for a Federal Funds wire, call 1-800-222-8222.
-----------------------------
                              o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                              o Redemption proceeds are usually wired to the financial
                                intermediary the following business day.
                              ---------------------------------------------------------------------
 By Internet                  Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------- ---------------------------------------------------------------------
 In Person                    Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                              53051.
----------------------------- ---------------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES:

     o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

     o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

     o RIGHT TO DELAY PAYMENT. We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers.

 38 HOW TO SELL SHARES

          Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     o REDEMPTION IN KIND. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

     o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

                                                           HOW TO SELL SHARES 39

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to

 40 HOW TO EXCHANGE SHARES
discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

                                                       HOW TO EXCHANGE SHARES 41

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o    Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords

 42 ACCOUNT POLICIES
confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 43

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds, except the Asset Allocation Fund, make distributions of any net investment income annually and any realized net capital gains annually. The Asset Allocation Fund makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. The Funds, however, generally do not expect to realize a material amount of such dividend income. Under recently enacted legislation, this reduced rate of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

 44 TAXES

MASTER/GATEWAY/SM/ STRUCTURE
--------------------------------------------------------------------------------

The Aggressive Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund and the Moderate Balanced Fund are gateway funds in a MASTER/GATEWAY/SM/ structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage Funds whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the Master Portfolios in which some of the Funds invest. The Portfolio's investment objective is provided followed by a brief description of the Portfolio's investment strategies.

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 C&B LARGE CAP VALUE             INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
  PORTFOLIO                     (current income and capital appreciation), consistent with minimizing risk to principal.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 45

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DISCIPLINED GROWTH PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the common stock of larger companies that, in our view, possess above-average potential for growth. We invest in a portfolio of securities with an average market capitalization greater than
                                $5 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We seek to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that we have identified. We attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals or when we wish to take advantage of a better opportunity. Our sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced.
                                Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process.
 EQUITY INCOME PORTFOLIO         INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation and dividend income.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.

 46 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 EQUITY VALUE PORTFOLIO          INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                In making investment decisions for the Portfolio, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund.
                                Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process to manage the Portfolio's overall risk profile. We generally consider selling a stock when it has achieved its valuation target, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.
 INDEX PORTFOLIO                 INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                                Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before expenses.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95%
                                correlation between the performance of the S&P 500 Index and the Fund's investment results, before expenses. This correlation is sought regardless of market conditions.
                                A precise duplication of the performance of the S&P 500 Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a
                                100% correlation is not feasible. Our ability to track the performance of the S&P 500
                                Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Portfolio's securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses.
                                Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 47

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INFLATION-PROTECTED BOND        INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and
 PORTFOLIO                      capital appreciation, while providing protection against inflation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest in a portfolio consisting principally of inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings
                                Organization, or are determined by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We generally will purchase securities that we believe have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.
 INTERNATIONAL CORE PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of non-
                                U.S companies with strong growth potential and that offer good relative values.
                                These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We follow a two-phase investment process. In the first phase, we conduct bottom-
                                up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA)
                                methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.

 48 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL GROWTH            INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO                     PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We use a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that we believe present accelerating growth prospects. Company visits are a key component of our investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
                                Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that we believe may lead to sustained earnings growth. We pay careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or we choose to take advantage of a better opportunity.
 INTERNATIONAL INDEX             INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of an
  PORTFOLIO                     international portfolio of common stocks represented by the Morgan Stanley
                                Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index," or
                                the "Index"), before expenses.
                                PRINCIPAL INVESTMENT STRATEGIES: We consider investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index.
                                Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and our investment results, before expenses. This correlation is sought regardless of market conditions.
                                A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. Our ability to track the performance of the MSCI
                                EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. We use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. We regularly monitor the Portfolio's correlation to the MSCI
                                EAFE Index and adjust the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 49

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE             INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO                     PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of
                                non-U.S. companies. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We invest in equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark).
 LARGE CAP APPRECIATION          INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                      PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                In making investment decisions for the Portfolio, we consider companies in the
                                Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets (earnings surprise) and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the Portfolio has become excessive in our view. We may actively trade portfolio securities.

 50 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 LARGE COMPANY GROWTH            INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                      PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                                10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                                capitalization companies as those with market capitalizations of $3 billion or more.
                                We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                                dominance in their niche or industry; low cost producers; low levels of leverage;
                                potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.
 MANAGED FIXED INCOME            INVESTMENT OBJECTIVE: The Portfolio seeks consistent fixed-income returns by
 PORTFOLIO                      investing in investment grade intermediate term securities.
                                PRINCIPAL INVESTMENT STRATEGY: The Portfolio invests in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations, and the debt securities of financial institutions, corporations and others.
                                We emphasize the use of intermediate maturity securities to lessen duration and employ lower risk yield enhancement techniques to enhance return over a complete economic or interest rate cycle. We consider intermediate-term securities to be those with maturities of between 2 and 20 years.
                                We will limit the Portfolio's investment in mortgage-backed securities to not more than 65% of total assets and its investment in other asset-backed securities to not more than 25% of total assets. In addition, we may not invest more than 30% of total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury. Under normal circumstances, we expect the Portfolio's dollar-weighted average maturity to be between 3 and 12 years with duration between 2 and 6 years.
                                While not a principal strategy, we also may invest up to 10% of the Portfolio's total assets in securities issued or guaranteed by foreign governments we deem stable, or their subdivisions, agencies, or instrumentalities; in loan or security participations;
                                in securities of supranational organizations; and in municipal securities.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 51

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL CAP INDEX PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                                Standard & Poor's Small Cap 600 Composite Stock Price Index (S&P 600 Small Cap
                                Index), before expenses.
                                PRINCIPAL INVESTMENT STRATEGIES: We generally execute portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. We invest cash received from portfolio security dividends or investments in the Portfolio, and raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the
                                Portfolio's performance can be expected to approximate but not equal that of the
                                S&P 600 Small Cap Index, before expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
 SMALL COMPANY GROWTH            INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                      PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in foreign securities through
                                ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.

 52 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL COMPANY VALUE             INVESTMENT OBJECTIVE: The Portfolio seeks to provide long-term capital
  PORTFOLIO                     appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 Index. The market capitalization range of the Russell 2000 Index was $xx million to $xx billion, as of
                                September xx, 2006, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.
 STABLE INCOME PORTFOLIO         INVESTMENT OBJECTIVE: The Portfolio seeks current income consistent with capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include dollar-
                                denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-
                                grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the
                                Portfolio's dollar-weighted average effective duration to be between 0.7 to 1.2 years.
                                We emphasize investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. Individual securities are purchased based on a disciplined valuation process that considers cash flow, liquidity, quality, and general economic sentiment and selects those securities that offer the best relative value. We tend to buy and hold those attractively valued securities and have a relatively lower turnover profile. We will sell securities based on deteriorating credit, overvaluation or as a source of funds to purchase a more attractively valued issue.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 53

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation by
 PORTFOLIO                      investing primarily in small capitalization securities.
                                PRINICIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500 Index. The market capitalization range of the Russell 2500 Index was $xx million to $xx billion, as of September xx,
                                2006, and is expected to change frequently. The Portfolio may invest in securities of foreign companies directly and through ADRs and similar investments. The Portfolio may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We utilize several different "strategic" small cap value investment styles to pursue the Portfolio's objective.
                                A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-
                                term prospects of companies. To identify these opportunities, we follow a bottom-
                                up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security it is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.
                                Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

 54 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE       The final portion of the Portfolio's assets is invested in companies based on a
 PORTFOLIO (CONTINUED)          disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.
                                Because the Fund's assets are managed by multiple portfolio managers within the
                                Portfolio using different investment styles as described above, the Fund could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.
                                The Investment Adviser may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.
 TOTAL RETURN BOND PORTFOLIO     INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage-
                                and asset-backed securities. As part of our investment strategy, we may enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S.
                                dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted effective duration range between 4 and 51/2 years.
                                We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity.
                                From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 55

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.

ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.

CADENCE CAPITAL MANAGEMENT, LLC (Cadence), located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors.

COOKE & BIELER, L.P. ("Cooke & Bieler"), located at 1700 Market Street, Philadelphia, PA 19103, a Pennsylvania limited partnership, is the investment sub-adviser for the C&B Large Cap Value Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, Cooke & Bieler is responsible for the day-to-day investment management of the portfolio. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

GALLIARD CAPITAL MANAGEMENT, INC. ("GALLIARD"), located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Managed Fixed Income and Stable Income Portfolios in which certain gateway funds invest a portion of their assets . In this capacity, it is responsible for the day-to-day investment management of the portfolios. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities.

LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Core Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.

PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), a wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value Portfolios in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of these Portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments.

 56 MASTER/GATEWAY/SM/ STRUCTURE

SMITH ASSET MANAGEMENT GROUP, L.P. (Smith Group), located at 100 Crescent Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.

SSGA FUNDS MANAGEMENT, INC. (SSgA), located at 1 Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the International Index Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, SSgA is responsible for the day-to-day investment management activities of the portfolio. SSgA is a registered investment adviser and currently provides advisory services only to registered investment management companies. SSgA is a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company.

SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666, is the investment sub-adviser for the Equity Value Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

WELLS CAPITAL MANAGEMENT is the investment sub-adviser for the Equity Income, Equity Value, Index, Inflation-Protected Bond, Small Cap Index, Stable Income, Strategic Small Cap Value and Total Return Bond Portfolios. For additional information regarding Wells Capital Management, see "The Sub-Adviser and Portfolio Managers" sub-section.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 57

FINANCIAL HIGHLIGHTS
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The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.

CONSERVATIVE ALLOCATION FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period

                                   SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:               2006            2005             2004             2003              2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                                             $19.48           $19.23           $18.42           $19.92
 INCOME FORM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                               0.54             0.44             0.46             0.61
  Net realized and
   unrealized gain (loss)
   on investments                                       0.40             0.46             1.00            (0.75)
                                                    --------         --------         --------         ---------
  Total from investment
   operations                                           0.94             0.90             1.46            (0.14)
                                                    --------         --------         --------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                   (0.41)           (0.51)           (0.60)           (0.78)
  Distributions from net
   realized gain                                       (0.23)           (0.14)           (0.05)           (0.58)
                                                    --------         --------         --------         ---------
  Total distributions                                  (0.64)           (0.65)           (0.65)           (1.36)
                                                    --------         --------         --------         ---------
 NET ASSET VALUE, END OF
PERIOD                                                $19.78           $19.48           $19.23           $18.42
                                                    ========         ========         ========         =========
 TOTAL RETURN/1/                                        4.91%            4.74%            8.17%           (0.89)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                           $442,285         $412,341         $381,254          $288,610
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/2/                                0.85%            0.85%            0.82%            0.80%
  Ratio of net investment
   income (loss) to
   average net assets                                   2.78%            2.32%            2.78%            3.23%
  Portfolio turnover rate/3/                             102%              72%              73%              71%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2, 4/                            1.01%            0.90%            0.97%            1.00%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
3 Portfolio turnover rate represents the activity from the Fund's investment in the underlying master portfolios.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 58 FINANCIAL HIGHLIGHTS

MODERATE BALANCED FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period

                                   SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:               2006            2005             2004             2003              2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                                             $21.76           $21.09           $19.47           $22.29
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                               0.52             0.42             0.44             0.56
  Net realized and
   unrealized gain (loss)
   on investments                                       1.10             1.10             2.02            (1.80)
                                                    --------         --------         --------         --------
  Total from investment
   operations                                           1.62             1.52             2.46            (1.24)
                                                    --------         --------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                   (0.41)           (0.64)           (0.64)           (0.54)
  Distributions from net
   realized gain                                       (0.65)           (0.21)           (0.20)           (1.04)
                                                    --------         --------         --------         --------
  Total distributions                                  (1.06)           (0.85)           (0.84)           (1.58)
                                                    --------         --------         --------         --------
 NET ASSET VALUE, END OF
PERIOD                                                $22.32           $21.76           $21.09           $19.47
                                                    ========         ========         ========         ========
 TOTAL RETURN/1/                                        7.57%            7.28%           12.99%           (6.35)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                           $557,564         $544,698         $512,460          $459,248
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/2/                                0.90%            0.90%            0.89%            0.88%
  Ratio of net investment
   income (loss) to
   average net asset                                    2.34%            1.97%            2.25%            2.55%
  Portfolio turnover rate/3/                              91%              62%              64%              61%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,4/                             1.04%            0.92%            1.03%            1.02%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
3 Portfolio turnover rate represents the activity from the Fund's investment in the underlying master portfolios.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 59

ASSET ALLOCATION FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period

                                   SEPT. 30,       SEPT. 30,       SEPT. 30,       SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:               2006            2005            2004            2003             2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                                            $18.82          $17.53          $14.99           $18.72
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                              0.47            0.40/3/         0.33             0.32
  Net realized and
   unrealized gain (loss)
   on investments                                      1.63            1.57            2.56            (2.50)
                                                   --------       ---------        --------         --------
  Total from investment
   operations                                          2.10            1.97            2.89            (2.18)
                                                   --------       ---------        --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                  (0.46)          (0.41)          (0.35)           (0.32)
  Distributions from net
   realized gain                                      (0.44)          (0.27)           0.00            (1.23)
                                                   --------       ---------        --------         --------
  Total distributions                                 (0.90)          (0.68)          (0.35)           (1.55)
                                                   --------       ---------        --------         --------
 NET ASSET VALUE, END OF
PERIOD                                               $20.02          $18.82          $17.53           $14.99
                                                   ========       =========        ========         ========
 TOTAL RETURN/1/                                      11.35%          11.33%          19.38%          (13.09)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                           $36,815         $37,794         $18,214          $14,529
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                                  0.90%           0.90%           0.91%            0.97%
  Ratio of net investment
   income (loss) to
   average net assets                                  2.31%           2.16%           2.04%            1.89%
  Portfolio turnover rate                                 6%              4%             15%              23%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/                              1.00%           1.10%           1.22%            1.15%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated based upon average shares outstanding.

 60 FINANCIAL HIGHLIGHTS

GROWTH BALANCED FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period

                                   SEPT. 30,         SEPT. 30,          SEPT. 30,          SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:               2006             2005               2004               2003                2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                                               $28.41             $26.34             $22.65             $27.33
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                                 0.56              0.45/5/             0.35               0.44
  Net realized and
   unrealized gain (loss)
   on investments                                         2.50               2.25               3.80              (3.65)
                                                      --------          ---------           --------           --------
  Total from investment
   operations                                             3.06               2.70               4.15              (3.21)
                                                      --------          ---------           --------           --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                     (0.50)             (0.63)             (0.46)             (0.29)
  Distributions from net
   realized gain                                         (0.21)              0.00               0.00              (1.18)
                                                      --------          ---------           --------           --------
  Total distributions                                    (0.71)             (0.63)             (0.46)             (1.47)
                                                      --------          ---------           --------           --------
 NET ASSET VALUE, END OF
PERIOD                                                  $30.76             $28.41             $26.34             $22.65
                                                      ========          =========           ========           ========
 TOTAL RETURN/1/                                         10.87%             10.31%             18.53%            (12.85)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                           $1,848,078         $1,738,782         $1,415,216         $1,075,256
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/2/                                  0.95%              0.94%              0.94%              0.93%
  Ratio of net investment
   income (loss) to
   average net assets                                     1.84%              1.59%              1.69%              1.80%
  Portfolio turnover rate/3/                                80%                51%                53%                48%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2, 4/                              1.07%              0.95%              1.05%              1.05%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
3 Portfolio turnover rate represents the activity from the Fund's investment in the underlying master portfolios.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5    Calculated based on average shares outstanding.

                                                         FINANCIAL HIGHLIGHTS 61

AGGRESSIVE ALLOCATION FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON DECEMBER 2, 1997
For a share outstanding throughout each period

                                   SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:               2006            2005             2004             2003              2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                                             $13.09           $11.85            $9.91           $12.02
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                               0.19             0.14             0.10             0.13
  Net realized and
   unrealized gain (loss)
   on investments                                       1.45             1.26             2.00            (2.03)
                                                    --------         --------          -------         --------
  Total from investment
   operations                                           1.64             1.40             2.10            (1.90)
                                                    --------         --------          -------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                   (0.16)           (0.16)           (0.16)           (0.11)
  Distributions from net
   realized gain                                        0.00             0.00             0.00            (0.10)
                                                    --------         --------          -------         --------
  Total distributions                                  (0.16)           (0.16)           (0.16)           (0.21)
                                                    --------         --------          -------         --------
 NET ASSET VALUE, END OF
PERIOD                                                $14.57           $13.09           $11.85            $9.91
                                                    ========         ========         ========         ========
 TOTAL RETURN/1/                                       12.61%           11.82%           21.36%          (16.22)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                           $196,484         $170,383         $131,760          $78,673
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/2/                                1.00%            1.00%            1.00%            1.00%
  Ratio of net investment
   income (loss) to
   average net assets                                   1.42%            1.14%            1.20%            1.20%
  Portfolio turnover rate/3/                              64%              42%              43%              40%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2, 4/                            1.12%            1.02%            1.13%            1.08%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
3 Portfolio turnover rate represents the activity from the Fund's investment in the underlying master portfolios.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5    Calculated based on average shares outstanding.

 62 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                   {RHEO P CODE}
                                                                    {PIECE CODE}
                                                                    {ICA NUMBER}
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved.
                                www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                FEBRUARY 1, 2007

                                   Prospectus

                                 Investor Class

WELLS FARGO ADVANTAGE FUNDSSM -  ALLOCATION FUND

Balanced Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
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THE FUND
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information             3
Balanced Fund                    4
Description of Principal         8
  Investment Risks

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUND
INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust   11
The Investment Adviser and      11
  Portfolio Managers
The Sub-Adviser and             12
  Portfolio Managers

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares             13
How to Open an Account          14
How to Buy Shares               15
How to Sell Shares              17
How to Exchange Shares          20
Account Policies                22

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OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                   24
Taxes                           25
Financial Highlights            26
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of the Fund in this Prospectus is non-fundamental;
that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

o    what the Fund is trying to achieve; and

o    how we intend to invest your money

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes.

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PRINCIPAL RISK FACTORS
This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

BALANCED FUND
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INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Gary J. Dunn, CFA
W. Frank Koster
Robert M. Thornburg

FUND INCEPTION:
12/30/1981
INVESTOR CLASS
Ticker: STAAX

INVESTMENT OBJECTIVE
The Balanced Fund seeks total return, consisting of capital appreciation and current income.

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PRINCIPAL INVESTMENTS
The Fund's target asset allocations are as follows:

o    60% of the Fund's total assets in equity securities:

o    40% of the Fund's total assets in fixed income securities; and

o up to 10% of the Fund's total assets in below investment-grade fixed income securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We seek to achieve the Fund's investment objective by investing in both equity and fixed income securities. We primarily invest the equity portion of the Fund's portfolio in securities, including common and preferred stocks and convertible securities, of large-capitalization, dividend-paying, U.S.
companies that offer the potential for capital growth, and attempt to balance an investment's prospects for growth and income with its potential risks. We primarily invest the fixed income portion of the Fund's portfolio in investment-grade bonds of intermediate duration, including U.S. Government obligations, corporate securities and mortgage-backed securities.

For the equity portion, we invest principally in equity securities of large-capitalization companies that we define as companies with market capitalizations of $3 billion or more. We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and dividend growth. Our screening process to identify such premier companies involves a search by market capitalization, dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and will only sell a stock if it no longer fits our criteria of a premier company.

 4 BALANCED FUND

For the fixed income portion, we employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select specific securities for investment. Elements of this evaluation may include duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The percentage of Fund assets invested in equity securities or fixed-income securities may temporarily deviate from the percentages indicated above due to changes in market values. We use the daily cash flows of the Fund to maintain the target asset allocations, and will rebalance the Fund when the Fund's assets deviate by a significant percentage from the target asset allocations.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                                 BALANCED FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Balanced Fund was organized as the successor fund to the Strong Balanced Fund.

[GRAPHIC APPEARS HERE]

Calendar Year Total Returns
as of 12/31 each year
 1997        1998    1999     2000       2001       2002      2003     2004     2005     2006
16.67%      31.35%  15.50%    -6.36%    -11.03%    -12.65%   17.36%    6.86%    2.91%    %

           BEST AND WORST QUARTER
  Best Quarter:       QX    xxxx       X.XX%
  Worst Quarter:      QX    xxxx       X.XX%

 AVERAGE ANNUAL TOTAL RETURNS
for the period ended
  December 31, 2006                1 YEAR       5 YEARS       10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes               XX           XX             XX
  Returns After Taxes on             XX           XX             XX
  Distributions/2/
  Returns After Taxes on             XX           XX             XX
Distributions and Sale of
  Fund Shares/2/
 S&P 500 INDEX/3/                    XX           XX             XX
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS U.S.                XX           XX             XX
  AGGREGATE BOND/4/
  (reflects no deduction for
  fees, expenses or taxes)
 BALANCED COMPOSITE INDEX/5/         XX           XX             XX
  (reflects no deduction for
  fees, expense or taxes)

1 Performance for the Investor Class shares of the Wells Fargo Advantage Balanced Fund prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Balanced Fund, its predecessor fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
5 The Balanced Composite Index is weighted 60% in the S&P 500 Index and 40% in the Lehman Brothers U.S. Aggregated Bond Index.

 6 BALANCED FUND

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FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                       0.65%
  Distribution (12b-1) Fees                0.00%
  Other Expenses/2/                        x.xx%
  TOTAL ANNUAL FUND                        X.XX%
  OPERATING EXPENSES
  Fee Waivers                              x.xx %
  NET EXPENSES/3/                          1.25%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.65% for the first $500 million; 0.60% for the next $500 million; 0.55% for the next $2 billion; 0.525% for the next $2 billion; and 0.50% for assets over $5 billion..
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o    Your investment has a 5% return each year;
     o    You reinvest all distributions; and
     o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $
   5 Years     $
  10 Years     $

                                                                 BALANCED FUND 7

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information and on the Fund's Web site at www.wellsfargo.com/advantagefunds.

COUNTER-PARTY RISK          When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                            Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                            Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DEBT SECURITIES RISK        Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                            Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK            The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                            For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value, or payments, are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 8 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

FOREIGN INVESTMENT RISK     Foreign securities are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Direct investment in foreign securities denominated in a foreign currency involves exposure to fluctuations in foreign currency exchange rates which may reduce the value of an investment made in a security dominated in that foreign currency; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets. Foreign securities also include American Depository Receipts
                            (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global
                            Depositary Receipts (GDRs). ADRs, EDRs and GDRs are depository receipts for foreign company stocks issued by a bank and held in trust at that bank, which entitle the owner to any capital gains or dividends. ADRs are U.S. dollar denominated, and EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. ADRs, EDRs and GDRs are subject to the same risks as other foreign securities.
HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
ISSUER RISK                 The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 9

MARKET RISK                 The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.
MORTGAGE- AND ASSET-BACKED  Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK             assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                            Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK             Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
U.S. GOVERNMENT OBLIGATIONS Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                        be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                            a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                            Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                            agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                            U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                            Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

 10 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Fund and approves the selection of various companies hired to manage the Fund's operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's annual report for the fiscal year ended September 30, 2006.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 11

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.


=============================
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, located at
525 Market Street, San Francisco, CA 94105, is the sub-adviser for Balanced Fund. Accordingly, Wells Capital Management
is
responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

GARY J. DUNN, CFA           Mr. Dunn is jointly responsible for managing the Balanced Fund, which he has
Balanced Fund               managed since 2005. He joined Wells Capital Management in 1998 as Principal for its
                            Equity Income Team. Prior to that, he served as Director of Institutional Investments of
                            Norwest Investment Management, which combined investment advisory services with
                            Wells Capital Management in 1999. Education: B.A. degree in Economics, Carroll
                            College.
W. FRANK KOSTER             Mr. Koster is jointly responsible for managing the Balanced Fund, which he has
Balanced Fund               managed since 2004. He joined Wells Capital Management (WCM) in 2005 as a
                            Portfolio Manager. Prior to joining WCM, Mr. Koster was with Strong Capital
                            Management, Inc. ("SCM"), serving first as a Senior Vice President of SCM's Institutional
                            Business Group. From December 2000 to March 2001, he was a fixed-income product specialist at SCM, and from March 2001 through 2004, a portfolio manager for SCM's institutional fixed-income accounts. Education: B.S. degree in Economics, College of
                            Wooster.
ROBERT M. THORNBURG         Mr. Thornburg is jointly responsible for managing the Balanced Fund, which he has
Balanced Fund               managed since 2006. He joined Wells Capital Management in 2000, where is he currently an analyst and portfolio manager for the Premier Value team, providing investment management services for institutional clients, including retirement plans, foundations, endowments, and corporate portfolios. Education: B.A. degree in Finance,
                            University of Montana.
==============================

 12 ORGANIZATION AND MANAGEMENT OF THE FUND

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 13

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

     o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

     o    through a brokerage account with an approved selling agent; or

     o through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).

SHAREHOLDER SERVICING PLAN
The Fund has a shareholder servicing plan. Under this plan, the Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

 14 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Funds held through brokerage and other types of accounts, please consult your selling agent.

 MINIMUM INVESTMENTS           INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
----------------------------- -------------------------------------------------- --------------------------------------
 Regular accounts               $2,500                                               $100
 Automatic Investment Plans        $50                                                $50
 IRAs, IRA rollovers, Roth      $1,000                                               $100
  IRAs
 UGMA/UTMA accounts             $1,000                                             $1,000
 Employer Sponsored             no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                 OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
----------------------------- -------------------------------------------------- --------------------------------------
 Through Your Investment       Contact your investment representative            Contact your investment
 Representative                                                                  representative
----------------------------- -------------------------------------------------- --------------------------------------
 By Mail                      o Complete and sign your account                   o Fill out the deposit slip from
-----------------------------   application.                                       your account statement. If you
                              o Mail the application with your check made          do not have a slip, include a
                                payable to the Fund to Investor Services at:       note with your name, the Fund
                                                REGULAR MAIL                       name, and your account number.
                              -------------------------------------------------- o Mail the deposit slip or note
                                        WELLS FARGO ADVANTAGE FUNDS                with your check made payable
                                               P.O. Box 8266                       to the Fund to the address on
                                           Boston, MA 02266-8266                   the left.

                                               OVERNIGHT ONLY
                              -------------------------------------------------- --------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS               To buy additional shares or to buy
                                        Attn: CCSU-Boston Financial               shares of a new Fund call:
                                                30 Dan Road                       o Investor Services at
                                           Canton, MA 02021-2809                    1-800-222-8222 or
                              --------------------------------------------------  o 1-800-368-7550 for the
 By Telephone                 A new account may not be opened by                    automated phone system
----------------------------- telephone unless you have another Wells            --------------------------------------
                              Fargo Advantage Fund account with your              See instructions shown to the left.
                              bank information on file. If you do not            --------------------------------------
                              currently have an account, refer to the section
                              on buying shares by mail or wire.
                              --------------------------------------------------
                              Investors are welcome to visit the Investor
 In Person                    Center in person to ask questions or conduct
----------------------------- any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee
                              Falls, Wisconsin 53051.
                              --------------------------------------------------



                                                            HOW TO BUY SHARES 15

 BUYING SHARES
----------------------------------------------------------------------------------------------------
 By Wire       OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
-------------- --------------------------------------------- ---------------------------------------
               o Complete, sign and mail your account         To buy additional shares, instruct
                 application (refer to the section on buying  your bank or financial institution to
                 shares by mail)                              use the same wire instructions
               o Provide the following instructions to your   shown to the left.
                 financial institution:                      ---------------------------------------
                 State Street Bank & Trust
                 Boston, MA
                 Bank Routing Number: ABA 011000028
                 Wire Purchase Account: 9905-437-1
                 Attention: WELLS FARGO ADVANTAGE FUNDS
                 (Name of Fund, Account
                 Number and any applicable
                 share class)
                 Account Name: Provide your
                 name as registered on the                    o To buy additional shares or buy
                 Fund account                                   shares of a new Fund, visit our
               ---------------------------------------------    Web site at
               You may open an account on-line and fund         www.wellsfargo.com/
 By Internet   your account with an Electronic Funds            advantagefunds.
-------------- Transfer from your bank account, by Federal    o Subsequent online purchases
               Wire, or by sending us a check. Visit            have a minimum of $100 and a
               www.wellsfargo.com/advantagefunds.               maximum of $100,000.
               --------------------------------------------- ---------------------------------------

GENERAL NOTES FOR BUYING SHARES

     o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

     o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

     o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

     o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

     o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

     o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We may waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.

 16 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

 SELLING SHARES            TO SELL SOME OR ALL OF YOUR SHARES
------------------------- ----------------------------------------------------------------------
 Minimum Redemption        $100 (or remainder of account balance)
------------------------- ----------------------------------------------------------------------
 Through Your Investment   Contact your investment representative
------------------------- ----------------------------------------------------------------------
  Representative
-------------------------
 By Mail                   o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                             dollar amount you wish to receive (or write "Full Redemption"
                             to redeem your remaining account balance) to the address
                             below.
                          o Make sure all account owners sign the request exactly as their names appear on the account application.
                          o  A medallion guarantee may be required under certain
                             circumstances (see "General Notes for Selling Shares").
                                                           REGULAR MAIL
------------------------- ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                               Attn: CCSU-Boston Financial
                                                       30 Dan Road
                                                  Canton, MA 02021-2809
                          ----------------------------------------------------------------------
 By Wire                   o To arrange for a Federal Funds wire, call 1-800-222-8222.
-------------------------  o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                           o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                           o There is a $10 fee for each request.
                          ----------------------------------------------------------------------
 By Internet               Visit our Web site at www.wellsfargo.com/advantagefunds.
-------------------------  Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000.
                          ----------------------------------------------------------------------
 In Person                 Investors are welcome to visit the Investor Center in person to ask
-------------------------  questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                           53051.
                          ----------------------------------------------------------------------


                                                           HOW TO SELL SHARES 17

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /             o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer    use the automated phone system 1-800-368-7550.
(EFT)                       o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                              application or subsequently in writing.
                            o Redemption requests may not be made by phone if the
                              address on your account was changed in the last 30 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                            o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 30 days)
                              or transferred to a linked bank account.
                            o Transfers made to a Wells Fargo Bank account are made
                              available sooner than transfers to an unaffiliated institution.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                              market funds, and next day for all other WELLS FARGO ADVANTAGE
                              FUNDS.
                            o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                              NOTE: Telephone transactions such as redemption requests
                              made over the phone generally require only one of the
                              account owners to call unless you have instructed us
                              otherwise.
--------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

     o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

     o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

     o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.

     o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

 18 HOW TO SELL SHARES

     o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 30 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

                                                           HOW TO SELL SHARES 19

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Fund's policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to

 20 HOW TO EXCHANGE SHARES
discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund's policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

                                                       HOW TO EXCHANGE SHARES 21

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
     o    must have a Fund account valued at $10,000 or more;
     o    must have your distributions reinvested; and
     o    may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o    Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

 22 ACCOUNT POLICIES

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 23

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund makes distributions of any net investment income quarterly and any realized net capital gains annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Fund prior to establishing this option.

 24 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. The Fund, however, generally does not expect to realize a material amount of such dividend income. Under recently enacted legislation, this reduced rate of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 25

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

 26 FINANCIAL HIGHLIGHTS

BALANCED FUND
INVESTOR CLASS SHARES-COMMENCED ON DECEMBER 30, 1981
For a share outstanding throughout each period

                                 SEPT. 30,      SEPT. 30,      DEC. 31,       DEC. 31,        DEC. 31,         DEC. 31,
 FOR THE PERIOD ENDED:             2006         2005/4/         2004           2003            2002             2001
 NET ASSET VALUE, BEGINNING
OF PERIOD                        $                $19.63         $18.62         $16.06          $18.84          $21.83
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                           0.24           0.25           0.19            0.40            0.58
  Net realized and
   unrealized gain (loss)
   on investments                                   0.15           1.02           2.58           (2.77)          (2.99)
                              -------------     --------       --------       --------        --------        --------
  Total from investment
   operations                                       0.39           1.27           2.77           (2.37)          (2.41)
                              -------------     --------       --------       --------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                               (0.24)         (0.26)         (0.21)          (0.41)          (0.58)
  Distributions from net
   realized gain                                    0.00           0.00           0.00            0.00            0.00
                              -------------     --------       --------       --------        --------        --------
  Total distributions                              (0.24)         (0.26)         (0.21)          (0.41)          (0.58)
                              -------------     --------       --------       --------        --------        --------
 NET ASSET VALUE, END OF
PERIOD                           $                $19.78         $19.63         $18.62          $16.06          $18.84
                              =============     ========       ========       ========        ========        ========
 TOTAL RETURN/2/                                    2.00%          6.86%         17.36%         (12.65)%        (11.03)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                        $              $142,491       $154,974       $208,955        $218,015        $300,022
  Ratios to average net assets:/3/
  Ratio of expenses to
   average net assets                               1.28%          1.27%          1.26%           1.29%           1.19%
  Ratio of net investment
   income (loss) to
   average net assets                               1.58%          1.25%          1.09%           2.31%           2.88%
  Portfolio turnover rate                             87%           148%           205%            226%            234%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3,5/                         1.45%          1.31%          1.31%           1.30%           1.19%

1    In 2000, the Fund changed its fiscal year-end from October to December.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3    Ratios shown for periods of less than one year are annualized.
4 The Fund changed its fiscal year-end from December 31, 2004 to September 30, 2005.
5 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 27

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                   {RHEO P CODE}
                                                                    {PIECE CODE}
                                                                    {ICA NUMBER}
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved.
                                www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]


[GRAPHIC APPEARS HERE]


                                FEBRUARY 1, 2007


                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDSSM -  EQUITY GATEWAY FUNDS

C&B Large Cap Value Fund

Diversified Equity Fund

Equity Income Fund

Equity Value Fund

Growth Equity Fund

Large Cap Appreciation Fund

Large Company Growth Fund

Small Company Growth Fund

Small Company Value Fund


Strategic Small Cap Value Fund
(Class A and Class C only)


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS

INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information             3
C&B Large Cap Value Fund         4
Diversified Equity Fund          9
Equity Income Fund              14
Equity Value Fund               19
Growth Equity Fund              23
Large Cap Appreciation Fund     28
Large Company Growth Fund       33
Small Company Growth Fund       38
Small Company Value Fund        43
Strategic Small Cap Value       48
  Fund
Description of Principal        52
  Investment Risks

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust   55
The Investment Adviser and      55
  Portfolio Managers
The Sub-Advisers and            56
  Portfolio Managers
Dormant Investment Advisory     62
  Arrangements
Dormant Multi-Manager           62
  Arrangement

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

A Choice of Share Classes       63
Reductions and Waivers of       66
  Sales Charges
Pricing Fund Shares             70
How to Open an Account          71
How to Buy Shares               72
How to Sell Shares              74
How to Exchange Shares          77
Account Policies                79

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS


Distributions                   81
Taxes                           82
Master/Gateway/SM/ Structure    83
Financial Highlights            94
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Funds concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION
This section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY STRUCTURE
The Funds are gateway funds in a Master/Gateway structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.


                                                          KEY FUND INFORMATION 3

C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER
Cooke & Bieler, L.P.


PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA


FUND INCEPTION:
5/15/1990
CLASS A
Ticker: CBEAX
CLASS B
Ticker: CBEBX
CLASS C
Ticker: CBECX

INVESTMENT OBJECTIVE
The C&B Large Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the C&B Large Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      C&B LARGE CAP VALUE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective July 23, 2004, the Wells Fargo Advantage C&B Large Cap Value Fund was organized as the successor fund to the C&B Large Cap Value Portfolio.

[GRAPHIC APPEARS HERE]


                                  Calendar Year Total Returns for Class A/1/
                                             as of 12/31 each year
 1997       1998       1999        2000       2001         2002        2003        2004       2005       2006
27.98%      8.04%      2.06%      19.49%      6.59%       -10.89%     33.46%      12.50%      0.31%


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                     1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
  Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before         %            %             %
  Taxes
 CLASS C/1/ Returns Before         %            %             %
  Taxes
 RUSSELL 1000 (Reg. TM)            %            %             %
  VALUE INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on July 26, 2004. Performance for the Class A, Class B and Class C shares of the Fund prior to July 26, 2004, reflects performance of the Fund's Class D shares of the C&B Large Cap Value Portfolio. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannont invest directly in an index.


 6 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                  CLASS A         CLASS B         CLASS C
  Maximum sales charge             5.75%            None            None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
    OFFERING PRICE)
  Maximum deferred sales           None/1/          5.00%           1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
    NET ASSET VALUE AT PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                 CLASS A           CLASS B           CLASS C
  Management Fees/2/                0.75%             0.75%             0.75%
  Distribution (12b-1) Fees         0.00%             0.75%             0.75%
  Other Expenses/3/                 x.xx%             x.xx%             x.xx%
  TOTAL ANNUAL FUND                 X.XX%             X.XX%             X.XX%
  OPERATING EXPENSES/4/
  Fee Waivers                       x.xx%             x.xx%             x.xx%
  NET EXPENSES/5/                   1.20%             1.95%             1.95%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___% for Class A, ___% for Class B, and ___% for Class C.
5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                      C&B LARGE CAP VALUE FUND 7

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                   CLASS A          CLASS B          CLASS C
 If you sell your shares at the end of the period:
   1 Year        $     xxx        $     xxx        $     xxx
   3 Years       $     xxx        $     xxx        $     xxx
   5 Years       $     xxx        $     xxx        $     xxx
  10 Years       $     xxx        $     xxx        $     xxx

 If you do NOT sell your shares at the end of the period:
   1 Year        $     xxx        $     xxx        $     xxx
   3 Years       $     xxx        $     xxx        $     xxx
   5 Years       $     xxx        $     xxx        $     xxx
  10 Years       $     xxx        $     xxx        $     xxx


 8 C&B LARGE CAP VALUE FUND

DIVERSIFIED EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA


FUND INCEPTION:
12/31/1988
CLASS A
Ticker: NVDAX
CLASS B
Ticker: NVDBX
CLASS C
Ticker: WFDEX

INVESTMENT OBJECTIVE
The Diversified Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" equity investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portoflio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations.

We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Currency Risk
   o  Derivatives Risk
   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  Index Tracking Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Small Company Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                       DIVERSIFIED EQUITY FUND 9

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of the Fund's assets across different master portfolios. Please see "Master/Gateway StructureSM" for more information on these master portfolios.


 INVESTMENT STYLE/PORTFOLIOS     ALLOCATION                    SUB-ADVISER
 Large Cap Value Style                25.00%
  Equity Income Portfolio                            8.33%     Wells Capital Management Incorporated
  Equity Value Portfolio                             8.34%     Systematic Financial Management, L.P.
  C&B Large Cap Value                                8.33%     Cooke & Bieler, L. P.
  Portfolio
 Large Cap Blend Style                25.00%
  Index Portfolio                                   25.00%     Wells Capital Management Incorporated
 Large Cap Growth Style               25.00%
  Disciplined Growth                                 5.00%     Smith Asset Management Group, L. P.
  Portfolio
  Large Cap Appreciation                             2.50%     Cadence Capital Management, LLC
  Portfolio
  Large Company Growth                              17.50%     Peregrine Capital Management, Inc.
  Portfolio
 Small Cap Style                      10.00%
  Small Cap Index Portfolio                          3.34%     Wells Capital Management Incorporated
  Small Company Growth                               3.33%     Peregrine Capital Management, Inc.
  Portfolio
  Small Company Value                                0.33%     Peregrine Capital Management, Inc.
  Portfolio
  Strategic Small Cap                                3.00%     Wells Capital Management Incorporated
  Value Portfolio
 International Style                  15.00%
  International Core                                 3.75%     New Star Institutional Managers
  Portfolio
  International Growth                               3.75%     Artisan Partners Limited Partnership
  Portfolio
  International Index                                3.75%     SSgA Funds Management
  Portfolio
  International Value                                3.75%     LSV Asset Management
  Portfolio

 TOTAL FUND ASSETS                   100.00%


 10 DIVERSIFIED EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]


                      Calendar Year Total Returns for Class A/1/
                                 as of 12/31 each year
1997     1998     1999     2000     2001      2002      2003     2004     2005    2006
25.68%   22.35%   20.44%   -1.89%   -12.68%   -22.12%   29.07%   10.49%   6.25%   %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                     1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
  Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before         %            %             %
  Taxes
 CLASS C/1/ Returns Before         %            %             %
  Taxes
 S&P 500 (Reg. TM) INDEX/3/        %            %             %
  (reflects no deduction for
   fees, expenses or taxes)
 DIVERSIFIED EQUITY                %            %             %
  COMPOSITE INDEX/4/
  (REFLECTS NO DEDUCTION FOR
   FEES, EXPENSES OR TAXES)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on May 2, 1996, Class B shares incepted on May 6, 1996, and Class C shares incepted on October 1, 1998. Performance of the Fund's Class A shares prior to May 2, 1996, reflects the performance of the Fund's Administrator Class shares. Performance of the Fund's Class B shares prior to May 6, 1996, reflects the performance of the Fund's Administrator Class shares. Performance of the Fund's Class C shares prior to October 1, 1998, reflects the performance of the Fund's Administrator Class shares. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannont invest directly in an index.
4 The Diversified Equity Composite Index is weighted 25% in the Russell 1000 (Reg. TM) Value Index, 25% in the S&P 500 Index, 25% in the Russell 1000 (Reg. TM) Growth Index, 15% in the MSCI EAFE (Reg. TM) Index, and 10% in the Russell 2000 (Reg. TM) Index. You cannot invest directly in an index.


                                                      DIVERSIFIED EQUITY FUND 11

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge              5.75%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
    OFFERING PRICE)
  Maximum deferred sales            None/1/       5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
    NET ASSET VALUE AT
    PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/               0.80%         0.80%         0.80%
  Distribution (12b-1) Fees        0.00%         0.75%         0.75%
  Other Expenses/3/                x.xx%         x.xx%         x.xx%
  Master Portfolio Fees and        x.xx%         x.xx%         x.xx%
  Expenses
  TOTAL ANNUAL FUND                X.XX%         X.XX%         X.XX%
  OPERATING EXPENSES/4/
  Fee Waivers                      x.xx%         x.xx%         x.xx%
  NET EXPENSES/5/                  1.25%         2.00%         2.00%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolios in which the Fund invests. Management fees for the Fund are based on a blended rate of the advisory fees charged to the master portfolios in which the Fund invests, plus an additional 0.25% asset allocation fee.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 Includes net expenses allocated from the master portfolios in which the Fund invests. If the gross expense ratio of the master portfolios in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___% for Class A, ___% for Class B, and ___% for Class C.
5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


 12 DIVERSIFIED EQUITY FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                   CLASS A          CLASS B          CLASS C
 If you sell your shares at the end of the period:
   1 Year              $xxx             $xxx             $xxx
   3 Years             $xxx             $xxx             $xxx
   5 Years             $xxx             $xxx             $xxx
  10 Years             $xxx             $xxx             $xxx

 If you do NOT sell your shares at the end of the period:
   1 Year              $xxx             $xxx             $xxx
   3 Years             $xxx             $xxx             $xxx
   5 Years             $xxx             $xxx             $xxx
  10 Years             $xxx             $xxx             $xxx

                                                      DIVERSIFIED EQUITY FUND 13

EQUITY INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER
Wells Capital Management Incorporated


PORTFOLIO MANAGERS
Gary J. Dunn, CFA
Robert M. Thornburg


FUND INCEPTION:
3/31/1989
CLASS A
Ticker: NVAEX
CLASS B
Ticker: NVBEX
CLASS C
Ticker: WFEEX

INVESTMENT OBJECTIVE
The Equity Income Fund seeks long-term capital appreciation and dividend income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in income-producing equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Income Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 14 EQUITY INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                           EQUITY INCOME FUND 15

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                  Calendar Year Total Returns for Class A/1/
                            as of 12/31 each year
1997     1998     1999    2000    2001     2002      2003     2004     2005    2006
28.07%   17.82%   8.27%   1.64%   -5.67%   -19.89%   26.01%   11.13%   5.16%   %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                     1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
  Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before         %            %             %
  Taxes
 CLASS C/1/ Returns Before         %            %             %
  Taxes
 RUSSELL 1000 (Reg. TM)            %            %             %
  VALUE INDEX/3/
  (reflects no deduction for
   fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A and Class B shares incepted on May 2, 1996, and Class C shares incepted on October 1, 1998. Performance of the Fund's Class A and Class B shares prior to May 2, 1996, reflects the performance of the Fund's Administrator Class shares. Performance of the Fund's Class C shares prior to October 1, 1998, reflects the performance of the Fund's Administrator Class shares. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannont invest directly in an index.


 16 EQUITY INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge              5.75%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
    OFFERING PRICE)
  Maximum deferred sales            None/1/       5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
    NET ASSET VALUE AT
    PURCHASE)


ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/               0.72%         0.72%         0.72%
  Distribution (12b-1) Fees        0.00%         0.75%         0.75%
  Other Expenses/3/                x.xx%         x.xx%         x.xx%
  TOTAL ANNUAL FUND                X.XX%         X.XX%         X.XX%
  OPERATING EXPENSES/3/
  Fee Waivers                      x.xx%         x.xx%         x.xx%
  NET EXPENSES/4/                  1.10%         1.85%         1.85%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next
    $2 billion; and 0.60% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___% for Class A, ___% for Class B, and ___% for Class C.
5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

                                                           EQUITY INCOME FUND 17

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                   CLASS A          CLASS B          CLASS C
 If you sell your shares at the end of the period:
   1 Year              $xxx             $xxx             $xxx
   3 Years             $xxx             $xxx             $xxx
   5 Years             $xxx             $xxx             $xxx
  10 Years             $xxx             $xxx             $xxx

 If you do NOT sell your shares at the end of the period:
   1 Year              $xxx             $xxx             $xxx
   3 Years             $xxx             $xxx             $xxx
   5 Years             $xxx             $xxx             $xxx
  10 Years             $xxx             $xxx             $xxx


 18 EQUITY INCOME FUND

EQUITY VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER
Systematic Financial Management, L.P.


PORTFOLIO MANAGERS
D. Kevin McCreesh, CFA
Ronald M. Mushock, CFA


FUND INCEPTION:
8/29/2003
CLASS A
Ticker: WLVAX
CLASS B
Ticker: WLVBX
CLASS C
Ticker: WLVCX

INVESTMENT OBJECTIVE
The Equity Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process to manage the portfolio's overall risk profile. We generally consider selling a stock when it has achieved its valuation target, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Active Trading Risk
   o  Counter-Party Risk
   o  Derivatives Risk
   o  Foreign Investment Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                            EQUITY VALUE FUND 19

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


  Calendar Year Total
 Returns for Class A/1/
 as of 12/31 each year
2004     2005     2006
14.92%   10.08%


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                      1 YEAR        LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes              %              %
  Returns After Taxes on            %              %
  Distributions/2/
  Returns After Taxes on            %              %
  Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before          %              %
  Taxes
 CLASS C/1/ Returns Before          %              %
  Taxes
 RUSSELL 1000 (Reg. TM)             %              %
  VALUE INDEX/3/
  (reflects no deduction for
   fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on August 29, 2003. Returns for the Class A, Class B and Class C and the Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannont invest directly in an index.


 20 EQUITY VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge              5.75%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
    OFFERING PRICE)
  Maximum deferred sales          None/1/         5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
    NET ASSET VALUE AT PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/               0.75%         0.75%         0.75%
  Distribution (12b-1) Fees        0.00%         0.75%         0.75%
  Other Expenses/3/                x.xx%         x.xx%         x.xx%
  TOTAL ANNUAL FUND                X.XX%         X.XX%         X.XX%
  OPERATING EXPENSES/4/
  Fee Waivers                      x.xx%         x.xx%         x.xx%
  NET EXPENSES/5/                  1.25%         2.00%         2.00%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___% for Class A, ___% for Class B, and ___% for Class C.
5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

                                                            EQUITY VALUE FUND 21

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                   CLASS A          CLASS B          CLASS C
 If you sell your shares at the end of the period:
   1 Year              $xxx             $xxx             $xxx
   3 Years             $xxx             $xxx             $xxx
   5 Years             $xxx             $xxx             $xxx
  10 Years             $xxx             $xxx             $xxx

 If you do NOT sell your shares at the end of the period:
   1 Year              $xxx             $xxx             $xxx
   3 Years             $xxx             $xxx             $xxx
   5 Years             $xxx             $xxx             $xxx
  10 Years             $xxx             $xxx             $xxx


 22 EQUITY VALUE FUND

GROWTH EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA


FUND INCEPTION:
4/30/1989
CLASS A
Ticker: NVEAX
CLASS B
Ticker: NVEBX
CLASS C
Ticker: WFGGX

INVESTMENT OBJECTIVE
The Growth Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o   at least 80% of the Fund's assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portoflio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations.

We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Currency Risk
   o  Derivatives Risk
   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  Growth Style Investment Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Small Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                           GROWTH EQUITY FUND 23

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of the Fund's assets across different master portfolios. Please see "Master/Gateway StructureSM" for more information on these master portfolios.

 INVESTMENT STYLE/PORTFOLIOS     ALLOCATION                    SUB-ADVISER
 Large Cap Growth Style               35.00%
  Disciplined Growth                                 5.00%     Smith Asset Management Group, L. P.
  Portfolio
  Large Company Growth                              30.00%     Peregrine Capital Management, Inc.
  Portfolio
 Small Cap Style                      35.00%
  Small Cap Index Portfolio                         11.67%     Wells Capital Management Incorporated
  Small Company Growth                              11.67%     Peregrine Capital Management, Inc.
  Portfolio
  Small Company Value                                1.16%     Peregrine Capital Management, Inc.
  Portfolio
  Strategic Small Cap                               10.50%     Wells Capital Management Incorporated
  Value Portfolio
 International Style                  30.00%
  International Core                                 7.50%     New Star Institutional Managers
  Portfolio
  International Growth                               7.50%     Artisan Partners Limited Partnership
  Portfolio
  International Index                                7.50%     SSgA Funds Management
  Portfolio
  International Value                                7.50%     LSV Asset Management
  Portfolio

 TOTAL FUND ASSETS                   100.00%

 24 GROWTH EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                   Calendar Year Total Returns for Class A/1/
                              as of 12/31 each year
1997     1998     1999     2000     2001      2002      2003     2004     2005    2006
20.09%   16.50%   25.66%   -0.31%   -14.45%   -21.72%   33.65%   11.65%   7.78%   %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                     1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
  Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before         %            %             %
  Taxes
 CLASS C/1/ Returns Before         %            %             %
  Taxes
 S&P 500 (Reg. TM) INDEX/3/        %            %             %
  (reflects no deduction for
   fees, expenses or taxes)
 GROWTH EQUITY COMPOSITE           %            %             %
  INDEX/4/
  (reflects no deduction for
   fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on May 2, 1996. Class B shares incepted on May 6, 1996, and Class C shares incepted on October 1, 1998. Performance of the Fund's Class A shares prior to May 2, 1996, reflects the performance of the Fund's Administrator Class. Performance of the Fund's Class B shares prior to May 6, 1996, reflects the performance of the Fund's Administrator Class. Performance of the Fund's Class C shares prior to October 1, 1998, reflects the performance of the Fund's Administrator Class. Performance shown for a class has been adjusted to reflect applicable sales charge and expenses for that Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannont invest directly in an index.
4    The Growth Equity Composite Index is weighted 35% in the Russell 1000 (Reg.
     TM) Growth Index, 35% in the Russell 2000 (Reg. TM) Index, and 30% in the MSCI EAFE (Reg. TM) Index. You cannont invest directly in an index.

                                                           GROWTH EQUITY FUND 25

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge              5.75%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
    OFFERING PRICE)
  Maximum deferred sales          None/1/         5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
    NET ASSET VALUE AT PURCHASE)


ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/               0.96%         0.96%         0.96%
  Distribution (12b-1) Fees        0.00%         0.75%         0.75%
  Other Expenses/3/                x.xx%         x.xx%         x.xx%
  Master Portfolio Fees and        x.xx%         x.xx%         x.xx%
  Expenses
  TOTAL ANNUAL FUND                X.XX%         X.XX%         X.XX%
  OPERATING EXPENSES/4/
  Fee Waivers                      x.xx%         x.xx%         x.xx%
  NET EXPENSES/5/                  1.50%         2.25%         2.25%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolios in which the Fund invests. Management fees for the Fund are based on a blended rate of the advisory fees charged to the master portfolios in which the Fund invests, plus an additional 0.25% asset allocation fee.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 Includes net expenses allocated from the master portfolios in which the Fund invests. If the gross expense ratio of the master portfolios in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___% for Class A, ___% for Class B, and ___% for Class C.
5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


 26 GROWTH EQUITY FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                   CLASS A          CLASS B          CLASS C
 If you sell your shares at the end of the period:
   1 Year              $xxx             $xxx             $xxx
   3 Years             $xxx             $xxx             $xxx
   5 Years             $xxx             $xxx             $xxx
  10 Years             $xxx             $xxx             $xxx

 If you do NOT sell your shares at the end of the period:
   1 Year              $xxx             $xxx             $xxx
   3 Years             $xxx             $xxx             $xxx
   5 Years             $xxx             $xxx             $xxx
  10 Years             $xxx             $xxx             $xxx

                                                           GROWTH EQUITY FUND 27

LARGE CAP APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER
Cadence Capital Management, LLC


PORTFOLIO MANAGERS
William B. Bannick, CFA
Robert L. Fitzpatrick, CFA
Mike Skillman


FUND INCEPTION:
8/31/2001
CLASS A
Ticker: WFAPX
CLASS B
Ticker: WFABX
CLASS C
Ticker: WFACX

INVESTMENT OBJECTIVE
The Large Cap Appreciation Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Cap Appreciation Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In making investment decisions for the Fund, we consider companies in the Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets (earnings surprise) and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Fund. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the portfolio has become excessive in our view. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 28 LARGE CAP APPRECIATION FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                  LARGE CAP APPRECIATION FUND 29

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


  Calendar Year Total Returns for
            Class A/1/
       as of 12/31 each year
2002      2003     2004     2005    2006
-23.81%   27.34%   11.88%   8.86%   %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                     1 YEAR       5 YEARS       LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes            %             %              %
  Returns After Taxes on          %             %              %
  Distributions/2/
  Returns After Taxes on          %             %              %
  Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before        %             %              %
  Taxes
 CLASS C/1/ Returns Before        %             %              %
  Taxes
 RUSSELL 1000 (Reg. TM)           %             %              %
  GROWTH INDEX/3/
  (reflects no deduction for
   fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on August 31, 2001. Returns for the Class A, Class B and Class C and the Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannont invest directly in an index.


 30 LARGE CAP APPRECIATION FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge              5.75%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/         5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
    NET ASSET VALUE AT PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/               0.70%         0.70%         0.70%
  Distribution (12b-1) Fees        0.00%         0.75%         0.75%
  Other Expenses/3/                x.xx%         x.xx%         x.xx%
  TOTAL ANNUAL FUND                X.XX%         X.XX%         X.XX%
  OPERATING EXPENSES/4/
  Fee Waivers                      x.xx%         x.xx%         x.xx%
  NET EXPENSES                     X.XX%         X.XX%         X.XX%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolios in which the Fund invests. 0.70% for the first $1 billion; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___% for Class A, ___% for Class B, and ___% for Class C.
5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

                                                  LARGE CAP APPRECIATION FUND 31

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                   CLASS A          CLASS B          CLASS C
 If you sell your shares at the end of the period:
   1 Year              $xxx             $xxx             $xxx
   3 Years             $xxx             $xxx             $xxx
   5 Years             $xxx             $xxx             $xxx
  10 Years             $xxx             $xxx             $xxx

 If you do NOT sell your shares at the end of the period:
   1 Year              $xxx             $xxx             $xxx
   3 Years             $xxx             $xxx             $xxx
   5 Years             $xxx             $xxx             $xxx
  10 Years             $xxx             $xxx             $xxx


 32 LARGE CAP APPRECIATION FUND

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER
Peregrine Capital Management, Inc.


PORTFOLIO MANAGERS
John S. Dale, CFA
Gary E. Nussbaum, CFA


FUND INCEPTION:
12/31/1982
CLASS A
Ticker: NVLAX
CLASS B
Ticker: NVLOX
CLASS C
Ticker: WFLCX

INVESTMENT OBJECTIVE
The Large Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and


o up to 20% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                    LARGE COMPANY GROWTH FUND 33

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 34 LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                   Calendar Year Total Returns for Class A/1/
                             as of 12/31 each year
1997     1998     1999     2000     2001      2002      2003     2004    2005    2006
33.35%   47.97%   32.96%   -3.81%   -21.78%   -28.24%   26.47%   3.00%   5.46%   %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                     1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
  Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before         %            %             %
  Taxes
 CLASS C/1/ Returns Before         %            %             %
  Taxes
 RUSSELL 1000 (Reg. TM)            %            %             %
  GROWTH INDEX/3/
  (reflects no deduction for
   fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A and Class B shares incepted on October 1, 1998. Class C shares incepted on November 8, 1999. Performance for the Fund's Class A and Class B shares prior to October 1, 1998, reflect the performance of the Fund's Administrator Class shares. Performance for the Fund's Class C shares prior to November 8, 1999, reflects the performance of the Fund's Administrator Class shares. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannont invest directly in an index.

                                                    LARGE COMPANY GROWTH FUND 35

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge              5.75%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
    OFFERING PRICE)
  Maximum deferred sales          None/1/         5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
    NET ASSET VALUE AT PURCHASE)


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/               0.68%         0.68%         0.68%
  Distribution (12b-1) Fees        0.00%         0.75%         0.75%
  Other Expenses/3/                x.xx%         x.xx%         x.xx%
  TOTAL ANNUAL FUND                X.XX%         X.XX%         X.XX%
  OPERATING EXPENSES/4/
  Fee Waivers                      x.xx%         x.xx%         x.xx%
  NET EXPENSES/5/                  1.20%         1.95%         1.95%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___% for Class A, ___% for Class B, and ___% for Class C.
5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

 36 LARGE COMPANY GROWTH FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                   CLASS A          CLASS B          CLASS C
 If you sell your shares at the end of the period:
   1 Year              $xxx             $xxx             $xxx
   3 Years             $xxx             $xxx             $xxx
   5 Years             $xxx             $xxx             $xxx
  10 Years             $xxx             $xxx             $xxx

 If you do NOT sell your shares at the end of the period:
   1 Year              $xxx             $xxx             $xxx
   3 Years             $xxx             $xxx             $xxx
   5 Years             $xxx             $xxx             $xxx
  10 Years             $xxx             $xxx             $xxx

                                                    LARGE COMPANY GROWTH FUND 37

SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER
Peregrine Capital Management, Inc.


PORTFOLIO MANAGERS
William A. Grierson
Daniel J. Hagen, CFA
Robert B. Mersky, CFA
James P. Ross, CFA
Paul E. von Kuster, CFA


FUND INCEPTION:
12/31/1982
CLASS A
Ticker: WFSAX
CLASS B
Ticker: WFSBX
CLASS C
Ticker: WSMCX

INVESTMENT OBJECTIVE
The Small Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In selecting securities for the Fund, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 38 SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Small Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                    SMALL COMPANY GROWTH FUND 39

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                  Calendar Year Total Returns for Class A/1/
                            as of 12/31 each year
1997     1998     1999     2000    2001    2002      2003     2004     2005    2006
21.86%   -9.33%   18.82%   2.09%   0.37%   -29.78%   49.99%   13.01%   3.88%   %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                     1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
  Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before         %            %             %
  Taxes
 CLASS C/1/ Returns Before         %            %             %
  Taxes
 RUSSELL 2000 (Reg. TM)            %            %             %
  GROWTH INDEX/3/
  (reflects no deduction for
   fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on January 30, 2004. Performance of the Fund's Class A, Class B and Class C shares prior to January 30, 2004, reflects the performance of the Fund's Administrator Class shares. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Russell 2000 (Reg. TM) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.


 40 SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge              5.75%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
    OFFERING PRICE)
  Maximum deferred sales          None/1/         5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
    NET ASSET VALUE AT PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/               0.90%         0.90%         0.90%
  Distribution (12b-1) Fees        0.00%         0.75%         0.75%
  Other Expenses/3/                x.xx%         x.xx%         x.xx%
  TOTAL ANNUAL FUND                X.XX%         X.XX%         X.XX%
  OPERATING EXPENSES/4/
  Fee Waivers                      x.xx%         x.xx%         x.xx%
  NET EXPENSES                     X.XX%         X.XX%         X.XX%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.90% for the first $500 million; 0.85% for the next $500 million; 0.80% for the next $2 billion; 0.775% for the next $2 billion; and 0.75% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___% for Class A, ___% for Class B, and ___% for Class C.
5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                    SMALL COMPANY GROWTH FUND 41

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                   CLASS A          CLASS B          CLASS C
 If you sell your shares at the end of the period:
   1 Year              $xxx             $xxx             $xxx
   3 Years             $xxx             $xxx             $xxx
   5 Years             $xxx             $xxx             $xxx
  10 Years             $xxx             $xxx             $xxx

 If you do NOT sell your shares at the end of the period:
   1 Year              $xxx             $xxx             $xxx
   3 Years             $xxx             $xxx             $xxx
   5 Years             $xxx             $xxx             $xxx
  10 Years             $xxx             $xxx             $xxx


 42 SMALL COMPANY GROWTH FUND

SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER
Peregrine Capital Management, Inc.


PORTFOLIO MANAGERS
Jason R. Ballsrud, CFA
Tasso H. Coin, Jr., CFA
Douglas G. Pugh, CFA


FUND INCEPTION:
6/01/1997
CLASS A:
Ticker: SCVAX
CLASS B:
Ticker: SCVBX
CLASS C:
Ticker: SCVFX

(THESE CLASSES ARE CLOSED TO NEW INVESTORS.)

INVESTMENT OBJECTIVE
The Small Company Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 Index. The market capitalization range of the Russell 2000 Index was $xx million to $xx billion, as of September xx, 2006, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                     SMALL COMPANY VALUE FUND 43

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 44 SMALL COMPANY VALUE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                        Calendar Year Total Returns
                           as of 12/31 each year
1998     1999    2000     2001     2002     2003     2004     2005    2006
-9.44%   0.44%   26.50%   12.90%   -6.46%   43.28%   23.27%   9.45%   %


           BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      xx.xx%
  Worst Quarter:      Qx    xxxx      xx.xx%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                      1 YEAR        LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes              %              %
  Returns After Taxes on            %              %
  Distributions/2/
  Returns After Taxes on            %              %
  Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before          %              %
  Taxes
 CLASS C/1/ Returns Before          %              %
  Taxes
 RUSSELL 2000 (Reg. TM)             %              %
  GROWTH INDEX/3/
  (reflects no deduction for
   fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A and Class B shares incepted on January 31, 2002. Class C shares incepted on August 30, 2002. Performance of the Fund's Class A and Class B shares prior to January 31, 2002, and of the Fund's Class C shares prior to August 30, 2002, reflects the performance of the Small Company Value Master Portfolio, a master portfolio in which the Fund invests, adjusted to reflect the fees and expenses of the Class. The Small Company Value Master Portfolio, which incepted on June 1, 1997, has a substantially similar investment objective and investment strategy as the Fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Russell 2000 (Reg. TM) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.


                                                     SMALL COMPANY VALUE FUND 45

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge              5.75%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
    OFFERING PRICE)
  Maximum deferred sales          None/1/         5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
    NET ASSET VALUE AT PURCHASE)


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/               0.90%         0.90%         0.90%
  Distribution (12b-1) Fees        0.00%         0.75%         0.75%
  Other Expenses/3/                x.xx%         x.xx%         x.xx%
  TOTAL ANNUAL FUND                X.XX%         X.XX%         X.XX%
  OPERATING EXPENSES/4/
  Fee Waivers                      x.xx%         x.xx%         x.xx%
  NET EXPENSES/5/                  1.45%         2.20%         2.20%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.90% for the first $500 million; 0.85% for the next $500 million; 0.80% for the next $2 billion; 0.775% for the next $2 billion; and 0.75% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___% for Class A, ___% for Class B, and ___% for Class C.
5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

 46 SMALL COMPANY VALUE FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                   CLASS A          CLASS B          CLASS C
 If you sell your shares at the end of the period:
   1 Year              $xxx             $xxx             $xxx
   3 Years             $xxx             $xxx             $xxx
   5 Years             $xxx             $xxx             $xxx
  10 Years             $xxx             $xxx             $xxx

 If you do NOT sell your shares at the end of the period:
   1 Year              $xxx             $xxx             $xxx
   3 Years             $xxx             $xxx             $xxx
   5 Years             $xxx             $xxx             $xxx
  10 Years             $xxx             $xxx             $xxx


                                                     SMALL COMPANY VALUE FUND 47

STRATEGIC SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER
Wells Capital Management Incorporated


PORTFOLIO MANAGERS
Dale E. Benson, Ph.D., CFA
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Mark D. Cooper, CFA
Robert J. Costomiris, CFA
Andrew Owen, CFA
Craig R. Pieringer, CFA
I. Charles Rinaldi


FUND INCEPTION:
10/31/2006
CLASS A
Ticker: WFRAX
CLASS C
Ticker: WFRCX

INVESTMENT OBJECTIVE
The Strategic Small Cap Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in securities of small-capitalization companies; and


o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Strategic Small Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500 Index. The market capitalization range of the Russell 2500 Index was $xx million to $xx billion, as of September xx, 2006, and is expected to change frequently. We may invest in equity securities of foreign issuers directly and through ADRs and similar investments. We may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We utilize several "strategic" small cap value investment styles to pursue the Fund's objective.

A portion of the Fund's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security it is forced out of the portfolio by a better idea, or when sentiment with respect to such company improves significantly.

 48 STRATEGIC SMALL CAP VALUE FUND

Another portion of the Fund's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

The final portion of the Fund's assets is invested in companies based on a disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.

Because the Fund's assets are managed by multiple portfolio managers within the portfolio using different investment styles as described above, the Fund could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.

We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Fund's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Fund.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                               STRATEGIC SMALL CAP VALUE FUND 49

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from
  your investment)                   CLASS A         CLASS C
  Maximum sales charge              5.75%           None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
    OFFERING PRICE)
  Maximum deferred sales            None/1/         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
    NET ASSET VALUE AT PURCHASE)


ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from fund assets)                 CLASS A         CLASS C
  Management Fees/2/                0.90%           0.90%
  Distribution (12b-1) Fees         0.00%           0.75%
  Other Expenses/3/                 0.65%           0.65%
  TOTAL ANNUAL FUND                 1.55%           2.30%
  OPERATING EXPENSES/4/
  Fee Waivers                       0.10%           0.10%
  NET EXPENSES/5/                   1.45%           2.20%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the Strategic Small Cap Value Portfolio, the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio based on the master portfolio's average daily net assets: 0.90% for the first $500 million; 0.85% for the next $500 million; 0.80% for the next $2 billion; 0.775% for the next $2 billion; and 0.75% for assets over $5 billion.
3 Other expenses are based on estimates for the current fiscal year and may include expenses payable to affiliates of Wells Fargo & Company.
4 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been 1.76% for Class A and 2.51% for Class C.
5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

 50 STRATEGIC SMALL CAP VALUE FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                   CLASS A         CLASS C
If you sell your shares at the end of the period:
   1 Year            $714           $223
   3 Years         $1,027           $709
If you do NOT sell your shares at the end of the period:
   1 Year            $714           $223
   3 Years         $1,027           $709


                                               STRATEGIC SMALL CAP VALUE FUND 51

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.

ACTIVE TRADING RISK  Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK   When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                     Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                     Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

CURRENCY RISK        A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

DERIVATIVES RISK     The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                     For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value, or payments, are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 52 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

EMERGING MARKETS RISK         Emerging markets are markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International
                              Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-
                              developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries. Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

FOREIGN INVESTMENT RISK       Foreign securities are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Direct investment in foreign securities denominated in a foreign currency involves exposure to fluctuations in foreign currency exchange rates which may reduce the value of an investment made in a security dominated in that foreign currency; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets. Foreign securities also include American Depository Receipts
                              (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global
                              Depositary Receipts (GDRs). ADRs, EDRs and GDRs are depository receipts for foreign company stocks issued by a bank and held in trust at that bank, which entitle the owner to any capital gains or dividends. ADRs are U.S. dollar denominated, and EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. ADRs, EDRs and GDRs are subject to the same risks as other foreign securities.

GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Their prices may be more volatile than those of other types of stocks, particularly over the short term. Growth stocks may be more expensive relative to their current earnings or assets compared to the values or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall.

INDEX TRACKING RISK           The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

ISSUER RISK                   The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 53

LEVERAGE RISK                Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK               A security may not be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK              We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

SMALL COMPANY SECURITIES     Securities of small companies tend to be more volatile and less liquid than larger company
RISK                         stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

VALUE STYLE INVESTMENT RISK  Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


 54 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended September 30, 2006.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 55

The following portfolio managers are responsible for determining the asset allocation of the Diversified Equity and Growth Equity Funds' investments in various master portfolios. They are also responsible for determining how the Strategic Small Cap Value Fund assets will be allocated across the different small cap value investment styles utilized by the Strategic Small Cap Value Portfolio in pursuing its investment objective.


THOMAS C. BIWER, CFA                 Mr. Biwer is jointly responsible for managing the Diversified Equity Fund and Growth
Diversified Equity Fund              Equity Fund, both of which he has managed since 2005 and is jointly responsible for
Growth Equity Fund                   managing the Strategic Small Cap Value Fund, which he has managed since 2006.
Strategic Small Cap Value Fund       Mr. Biwer joined Funds Management in 2005 as a portfolio manager and a member of the Asset Allocation Team. He participates in determining the asset allocations of the
                                     Fund's investments in various master portfolios. Prior to joining Funds Management,
                                     Mr. Biwer served as an investment manager and portfolio strategist for the STRONG
                                     ADVISOR service since 1999. Education: B.S. and M.B.A., University of Illinois.

CHRISTIAN L. CHAN, CFA               Mr. Chan is jointly responsible for managing the Diversified Equity Fund and Growth
Diversified Equity Fund              Equity Fund, both of which he has managed since 2005 and is jointly responsible for
Growth Equity Fund                   managing the Strategic Small Cap Value Fund, which he has managed since 2006.
Strategic Small Cap Value Fund       Mr. Chan joined Funds Management in 2002 as a member of the Asset Allocation Team and Investment Team. He participates in determining the asset allocations of the
                                     Fund's investments in various master portfolios. Prior to joining Funds Management,
                                     Mr. Chan served as a director in the Investments Department at mPower Advisors, LLC
                                     from 1999 to 2001. Education: B.A., American Studies, University of California at Los
                                     Angeles.

ANDREW OWEN, CFA                     Mr. Owen is jointly responsible for managing the Diversified Equity Fund and Growth
Diversified Equity Fund              Equity Fund, both of which he has managed since 2005 and is jointly responsible for
Growth Equity Fund                   managing the Strategic Small Cap Value Fund, which he has managed since 2006.
Strategic Small Cap Value Fund       Mr. Owen joined Funds Management in 1996 as a member of the Asset Allocation
                                     Team and head of the Investments Team. He participates in determining the asset allocations of the Fund's investments in various master portfolios. Education: B.A.,
                                     University of Pennsylvania; M.B.A., University of Michigan.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios. Except for the Diversified Equity Fund and Growth Equity Fund, sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.



=============================
CADENCE CAPITAL MANAGEMENT, LLC (Cadence), located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Fund. Accordingly, Cadence is responsible for the day-to-day investment management activities of the Large Cap Appreciation Fund. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors.

WILLIAM B. BANNICK, CFA       Mr Bannick is jointly responsible for managing the Large Cap Appreciation Fund, which
Large Cap Appreciation Fund   he has managed since 2003. Mr. Bannick is Chief Investment Officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1992 as a Senior
                              Portfolio Manager and was later promoted to Managing Director. Education: B.S.,
                              Physics, University of Massachusetts; M.B.A., Finance, Boston University.

 56 ORGANIZATION AND MANAGEMENT OF THE FUNDS

ROBERT L. FITZPATRICK, CFA    Mr. Fitzpatrick is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2004. Mr. Fitzpatrick joined Cadence in 1999 as a Senior
                              Analyst covering the computer hardware side of the Technology industry. He was promoted in 2004 to Portfolio Manager jointly managing all client portfolios.
                              Education: B.A., Psychology and Government, Dartmouth College; M.B.A., Wharton
                              School of Business.
MIKE SKILLMAN                 Mr. Skillman is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2007. (Complete biography to come.)



=============================
COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street,
Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Fund. Accordingly, Cooke &
Bieler is responsible for the day-to-day investment management activities of the C&B Large Cap Value Fund. Cooke
& Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

KERMIT S. ECK, CFA            Mr. Eck is jointly responsible for managing the C&B Large Cap Value Fund, which he has
C&B Large Cap Value Fund      managed since 1997. Mr. Eck joined Cooke & Bieler in 1992 and currently serves as a
                              Partner, Portfolio Manager and Research Analyst since _____ (year). Education: B.S.,
                              Computer Science, Montana State University; M.B.A., Stanford University.

DAREN C. HEITMAN, CFA         Mr. Heitman is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund      he has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005 as a portfolio manager. Before joining Cooke & Bieler, Mr. Heitman was with Schneider Capital
                              Management as a senior analyst from 2000 until 2005. Education: B.S., Finance, Iowa
                              State University; M.B.A., University of Chicago.

MICHAEL M. MEYER, CFA         Mr. Meyer is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1993. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst since __________ (year). Education:
                              B.A., Economics, Davidson College; M.B.A., The Wharton School of Business.

JAMES R. NORRIS               Mr. Norris is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1998. Mr. Norris joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst since _____ (year). Education: B.S.,
                              Management, Guilford College; M.B.A., University of North Carolina.

EDWARD W. O'CONNOR, CFA       Mr. O'Connor is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund      he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002 where he is currently a Partner, Portfolio Manager and Research Analyst since ________(year). Prior to joining Cooke & Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout. Education: B.A., Economics and Philosophy, Colgate University;
                              M.B.A., University of Chicago.

R. JAMES O'NEIL, CFA          Mr. O'Neil is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1990. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a Partner, Portfolio Manager and Research Analyst since ______(year). Education: B.A.,
                              Economics, Colby College; M.B.A., Harvard School of Business.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 57

MEHUL TRIVEDI, CFA           Mr. Trivedi is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund     has managed since 1998. He joined Cooke & Bieler in 1998 where he is currently a
                             Partner, Portfolio Manager and Research Analyst since _______(year). Education: B.A.,
                             International Relations, University of Pennsylvania; B.S., Economics, Wharton School of
                             Business; M.B.A., Wharton School of Business.



=============================
PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), a wholly owned subsidiary of Wells Fargo & Company, located at 800
LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth Fund,
Small Company Growth Fund and Small Company Value Fund. Accordingly, Peregrine is responsible for the day-to-day investment management activites of the Funds. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments.

JASON R. BALLSRUD, CFA        Mr. Ballsrud is jointly responsible for managing the Small Company Value Fund, which
Small Company Value Fund      he has managed since 2005. Mr. Ballsrud is a research analyst for the Small Cap Value style and shares responsibility for industry research stock selection and client communications with his team. He joined Peregrine in 1997. Education: B.S., Finance,
                              Carlson School of Management, University of Minnesota; M.B.A., Finance, Carlson
                              School of Management, University of Minnesota.

TASSO H. COIN, JR., CFA       Mr. Coin is jointly responsible for managing the Small Company Value Fund, which he
Small Company Value Fund      has managed since 2002. Mr. Coin joined Peregrine in 1995 as a Senior Vice President.
                              His responsibilities include co-managing the Small Company Value Portfolio.
                              Education: B.A., Economics, Loyola University of Chicago.

JOHN S. DALE, CFA             Mr. Dale is jointly responsible for managing the Large Company Growth Fund, which
Large Company Growth Fund     he has managed since 1983. Mr. Dale joined Peregrine in 1987 as a Senior Vice
                              President and Portfolio Manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Education: B.A., Marketing, University of
                              Minnesota.

WILLIAM A. GRIERSON           Mr. Grierson is jointly responsible for managing the Small Company Growth Fund,
Small Company Growth Fund     which he has managed since 2005. Mr. Grierson joined Peregrine in 2000 as a securities analyst on the Small Cap Equity team. In 2005, he became a member of the portfolio management team responsible for the Small Company Growth Portfolio. Education:
                              B.A., Lawrence University.

DANIEL J. HAGEN, CFA          Mr. Hagen is jointly responsible for managing the Small Company Growth Fund, which
Small Company Growth Fund     he has managed since 2003. Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team and became a member of the portfolio management team in 2001. Education: B.S., Finance, University of Minnesota.

PAUL E. VON KUSTER, CFA       Mr. von Kuster is jointly responsible for managing the Small Company Growth Fund,
Small Company Growth Fund     which he has managed since 1984. Mr. von Kuster joined Peregrine in 1984 as a Senior
                              Vice President and Portfolio Manager. He currently co-manages the Small Company
                              Growth Portfolio. Education: B.A., Philosophy, Princeton University.

ROBERT B. MERSKY, CFA         Mr. Mersky is jointly responsible for managing the Small Company Growth Fund, which
Small Company Growth Fund     he has managed since 1984. Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. He is responsible for Peregrine's Small Cap Equity style and oversees the
                              Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Education: B.S., Accounting, University of Minnesota.

 58 ORGANIZATION AND MANAGEMENT OF THE FUNDS

GARY E. NUSSBAUM, CFA         Mr. Nussbaum is jointly responsible for managing the Large Company Growth Fund,
Large Company Growth Fund     which he has managed since 1990. Mr. Nussbaum joined Peregrine in 1990 as a Vice
                              President and Portfolio Manager where he has managed large company growth portfolios. Education: B.A., Finance, University of Wisconsin; M.B.A., University of
                              Wisconsin.

DOUGLAS J. PUGH, CFA          Mr. Pugh is jointly responsible for managing the Small Company Value Fund, which he
Small Company Value Fund      has managed since 2002. Mr. Pugh joined Peregrine in 1997 as a Senior Vice President.
                              He currently co-manages the Small Company Value Portfolio. Education: B.A.B.S., Drake
                              University; M.B.A., University of Minnesota.

JAMES P. ROSS, CFA            Mr. Ross is jointly responsible for managing the Small Company Growth Fund, which he
Small Company Growth Fund     has managed since 2005. Mr. Ross joined Peregrine in 1996 as a Senior Portfolio
                              Advisor on the Small Cap Equity team, which is responsible for the Small Company
                              Growth Portfolio. He shares responsibility for the client service communication, handles special projects and works on compliance-related issues. Education: B.B.A.,
                              University of Iowa; M.B.A., University of Iowa.



=============================
SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck,
NJ 07666, is the investment sub-adviser for the Equity Value Fund. Accordingly, Systematic is responsible for the day-to-day investment management activities of the Equity Value Fund. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

D. KEVIN MCCREESH, CFA        Mr. McCreesh is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund             managed since 2003. Mr. McCreesh joined Systematic in 1996. He is a senior portfolio manager and co-manages the firm's large and small/mid cap portfolios. Education: B.S.,
                              Geology, University of Delaware; M.B.A., Drexel University. Mr. McCreesh is a member of the Association for Investment Management and Research (AIMR) and the New York
                              Society of Security Analysts (NYSSA).

RONALD M. MUSHOCK, CFA        Mr. Muschock is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund             managed since 2003. Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He currently co-manages the firm's large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Education: B.S., Finance, Seton Hall University; M.B.A., New
                              York University. Mr. Mushock is a member of the AIMR and the NYSSA.

==============================


WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, located at
525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Emerging Growth Fund, Equity Income Fund and
Strategic Small Cap Value Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

DALE E. BENSON, PH.D., CFA    Mr. Benson is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value     which he has managed since 2006. Mr. Benson joined Wells Capital Management in
  Fund                        2003 as a senior portfolio manager and is responsible for the day-to-day management of all investment funds for the Benson Value team. From 1997 until 2003, as co-founder of Benson Associates, LLC, he was a senior portfolio manager and chief investment officer of Benson Associates. Education: B.A., Pacific Lutheran University; Ph.D., History,
                              University of Maine.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 59

MARK D. COOPER, CFA           Mr. Cooper is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value     which he has managed since 2006. Mr. Cooper joined Wells Capital Management in
  Fund                        2003 as a senior portfolio manager for the Benson Value team, and shares responsibility for the day-to-day management of the funds. From 1997 until 2003 Mr.
                              Cooper, co-founder of Benson Associates, LLC, was a senior portfolio manager and president of Benson Associates. Education: B.A., Economics and Political Science,
                              University of California, Los Angeles; M.B.A., Wharton School of Business, University of
                              Pennsylvania.

ROBERT J. COSTOMIRIS, CFA     Mr. Costomiris is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value     which he has managed since 2006. Mr. Costomiris joined Wells Capital Management in
  Fund                        2005 as a small cap value portfolio manager. Prior to joining Wells Capital
                              Management, Mr. Costomiris was a portfolio manager with Strong Capital
                              Management, Inc. since 2001. Education: B.S., Chemical Engineering, University of
                              Pennsylvania; M.B.A., Finance and Accounting, University of Chicago Graduate School
                              of Business.

GARY J. DUNN, CFA             Mr. Dunn is jointly responsible for managing the Equity Income Fund, which he has
Equity Income Fund            managed since 1989. He joined Wells Capital Management in 1998 as Principal for its
                              Equity Income Team. Prior to that, he served as Director of Institutional Investments of
                              Norwest Investment Management, which combined investment advisory services with
                              Wells Capital Management in 1999. Education: B.A., Economics, Carroll College.

CRAIG R. PIERINGER, CFA       Mr. Pieringer is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value     which he has managed since 2006. Mr. Pieringer joined Wells Capital Management in
  Fund                        2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Pieringer was a portfolio manager for Benson Associates Value/Contrarian strategy from 1997 until 2003. Education: B.S., Economics, The United States Military Academy, West Point,
                              New York; M.S. degree, International Public Policy, The Johns Hopkins University,
                              Washington, DC; M.B.A., Amos Tuck School of Business, Dartmouth College.

I. CHARLES RINALDI            Mr. Rinaldi is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value     which he has managed since 2006. Mr. Rinaldi joined Wells Capital Management in
  Fund                        2005 as senior portfolio manager responsible for day-to-day management of its small value and small/mid cap value strategies. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management, Inc. since 1997.
                              Education: B.A., Biology, St. Michael's College; M.B.A., Finance, Babson College.

ROBERT M. THORNBURG           Mr. Thornburg is jointly responsible for managing the Equity Income Fund, which he
Equity Income Fund            has managed since 2006. Mr. Thornburg joined Wells Capital Management in 2000, where he is currently an analyst and portfolio manager for the Premier Value team, providing investment management services for institutional clients, including retirement plans, foundations, endowments, and corporate portfolios. Education: B.A.,
                              Finance, University of Montana.

============================


 60 ORGANIZATION AND MANAGEMENT OF THE FUNDS

SUB-ADVISER'S PRIOR PERFORMANCE HISTORY
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT
The performance information shown below represents the composites of the prior performance of all discretionary accounts managed by each Wells Capital Management team with substantially similar investment objectives, policies and strategies as the Strategic Small Cap Value Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

[GRAPHIC APPEARS HERE]


           Wells Capital Management Composite Calendar Year Returns
1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
x.xx%   x.xx%   x.xx%   x.xx%   x.xx%   x.xx%   x.xx%   x.xx%   x.xx%   x.xx%


           BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      x.xx%
  Worst Quarter:      Qx    xxxx      x.xx%


AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/05      1 YEAR       5 YEARS       LIFE OF FUND
 Rinaldi Small Value               x.xx%        x.xx%            x.xx%
 Costomiris Small Value            x.xx%        x.xx%            x.xx%
 Benson Small Value                x.xx%        x.xx%            x.xx%
 Benson SMID Value                 x.xx%        x.xx%            x.xx%
 Russel 2000 Value Index           x.xx%        x.xx%            x.xx%


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 61

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the C&B Large Cap Value Fund, Equity Income Fund, Equity Value Fund, Large Cap Appreciation Fund, Large Company Growth Fund, Small Company Growth Fund, Small Company Value Fund and Strategic Small Cap Value Fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of each Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway funds, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as each gateway Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Diversified Equity Fund, Equity Income Fund, Equity Value Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Growth Fund, Small Company Value Fund and Strategic Small Cap Value Fund have a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which each gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the C&B Large Cap Value Fund, Equity Value Fund and Strategic Small Cap Value Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 62 ORGANIZATION AND MANAGEMENT OF THE FUNDS

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. Not all Funds offer all three share classes and specific Fund charges may vary so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.


                           CLASS A                           CLASS B                           CLASS C
INITIAL SALES CHARGE     5.75%                             None. Your entire investment      None. Your entire investment
                                                           goes to work immediately.         goes to work immediately.

CONTINGENT DEFERRED      None (except that a charge        5% and declines until it          1% if shares are sold within
SALES CHARGE (CDSC)      of 1% applies to certain          reaches 0% at the beginning       one year after purchase.
                         redemptions made within           of the 7th year.
                         one year following
                         purchases of $1 million or
                         more without an initial sales
                         charge).

ONGOING DISTRIBUTION     None.                             0.75%                             0.75%
(12B-1) FEES

PURCHASE MAXIMUM         None. Volume reductions           $100,000                          $1,000,000
                         given upon providing
                         adequate proof of eligibility.

ANNUAL EXPENSES          Lower ongoing expenses            Higher ongoing expenses           Higher ongoing expenses
                         than Classes B and C.             than Class A because of           than Class A because of
                                                           higher 12b-1 fees.                higher 12b-1 fees.

CONVERSION FEATURE       Not applicable.                   Yes. Converts to Class A          No. Does not convert to
                                                           shares after a certain            Class A shares, so annual
                                                           number of years depending         expenses do not decrease.
                                                           on the Fund so annual
                                                           expenses decrease.

Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.


                                                    A CHOICE OF SHARE CLASSES 63

CLASS A SHARES SALES CHARGE SCHEDULE
If you choose to buy Class A shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.



                 CLASS A SHARES SALES CHARGE SCHEDULE

                                FRONT-END SALES        FRONT-END SALES
                                 CHARGE AS %           CHARGE AS %
                                  OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE            OFFERING PRICE            INVESTED
  Less than $50,000                  5.75%                  6.10%
  $50,000 to $99,999                 4.75%                  4.99%
  $100,000 to $249,999               3.75%                  3.90%
  $250,000 to $499,999               2.75%                  2.83%
  $500,000 to $999,999               2.00%                  2.04%
  $1,000,000 and over/1/             0.00%                  0.00%

1 We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

CLASS B SHARES CDSC SCHEDULES
If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:

                                        CLASS B SHARES CDSC SCHEDULE FOR ALL FUNDS

 REDEMPTION WITHIN       1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS      7 YEARS      8 YEARS
 CDSC                    5.00%        4.00%        3.00%        3.00%        2.00%        1.00%        0.00%       A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:

                                                 CLASS B SHARES CDSC SCHEDULE
                   FOR SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11, 2005

REDEMPTION WITHIN              1 YEAR    2 YEARS    3 YEARS    4 YEARS    5 YEARS    6 YEARS    7 YEARS    8 YEARS    9 YEARS
CDSC                           5.00%     4.00%      4.00%      3.00%      2.00%      1.00%      0.00%      0.00%      A shares

If you exchange Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.


 64 A CHOICE OF SHARE CLASSES

CLASS C SHARES SALES CHARGES
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

                                                    A CHOICE OF SHARE CLASSES 65

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

o You pay no sales charges on Fund shares you buy with reinvested distributions.

o You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)

o You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo provided that the account previously held a Wells Fargo Advantage Fund and that such distribution or transfer occurred within the 60 days prior to your reinvestment.

o You may reinvest into a Wells Fargo Advantage Fund without paying a sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo, after 60 days from the date of such distribution or transfer, provided the distribution or transfer was from the Wells Fargo Advantage Aggressive Allocation, Conservative Allocation, Diversified Bond, Diversified Small Cap, Institutional Emerging Markets, Nebraska Tax-Free or Small Cap Opportunities Fund, and the proceeds had previously been invested in the same Fund through another account (E.G., an IRA).

o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.


                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!



 66 REDUCTIONS AND WAIVERS OF SALES CHARGES

ACCOUNTS THAT CAN BE AGGREGATED
You may be required to identify the existence of other accounts in which there are holdings eligible to be aggregated to qualify for a volume discount. The following types of accounts (registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21) may be aggregated for the purpose of establishing eligibility to qualify for a volume discount:

   o individual accounts;
   o joint accounts;
   o IRAs (including Roth IRAs and SEP IRAs) and SIMPLE IRAs that do not use a WELLS FARGO ADVANTAGE FUNDS prototype agreement;
   o Section 403(b) accounts; and
   o accounts over which the shareholder and/or his or her spouse or domestic partner have individual or shared authority to buy or sell shares on behalf of the account (including an UGMA/UTMA, a trust account, or a solely owned business account).


ACCOUNTS THAT CANNOT BE AGGREGATED
Wells Fargo Advantage Fund shares held in the following accounts cannot be aggregated with the account through which you are currently purchasing for the purpose of establishing volume discounts:

   o Section 529 college savings plan accounts;
   o accounts you hold directly or through different financial intermediaries other than the broker-dealer through which you are making your current purchase who will then hold the shares from your current purchase; and
   o accounts held through an administrator or trustee/custodian of an employer sponsored retirement plan or account (I.E., 401(k) Plans) and SIMPLE IRAs established using the WELLS FARGO ADVANTAGE FUNDS prototype agreement, but not including employer sponsored IRAs (collectively, "Employer Sponsored Retirement Plans").

Wells Fargo Advantage Fund shares held in Employer Sponsored Retirement Plans may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When the group assets reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.


CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

o  Current and retired employees, directors/trustees and officers of:
   o WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
   o Wells Fargo & Company and its affiliates; and
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.


o  Current employees of:
   o the Fund's transfer agent;
   o broker-dealers who act as selling agents;
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
   o each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.


o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.


o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.


o  Section 529 college savings plan accounts.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 67

o  Insurance company separate accounts.


o Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/).


o Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.


o Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.


CDSC WAIVERS
o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.


o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)


o We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7).)


o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.


o We waive the Class B shares CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)


o For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:
   o withdrawals are made by participating in the Systematic Withdrawal Plan;
     and
   o withdrawals may not exceed 10% of your Fund assets (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).


o We waive the Class C shares CDSC if the dealer of record waived its commission with a Fund's approval.


o We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.


We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information.


DISTRIBUTION PLAN
Each Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. The fees paid under this 12b-1 Plan are as follows:

 FUND                              CLASS B          CLASS C
 C&B Large Cap Value Fund          0.75%            0.75%
 Diversified Equity Fund           0.75%            0.75%
 Equity Income Fund                0.75%            0.75%

 68 REDUCTIONS AND WAIVERS OF SALES CHARGES

 FUND                              CLASS B          CLASS C
 Equity Value Fund                 0.75%            0.75%
 Growth Equity Fund                0.75%            0.75%
 Large Cap Appreciation Fund       0.75%            0.75%
 Large Company Growth Fund         0.75%            0.75%
 Small Company Growth Fund         0.75%            0.75%
 Small Company Value Fund          0.75%            0.75%
 Strategic Small Cap Value Fund     N/A             0.75%

These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.


                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 69

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


 70 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;


   o through a brokerage account with an approved selling agent; or


   o through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).


                                                       HOW TO OPEN AN ACCOUNT 71

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Funds held through brokerage and other types of accounts, please consult your selling agent.


 MINIMUM INVESTMENTS           INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
----------------------------- -------------------------------------------------- --------------------------------------
 Regular accounts               $1,000                                               $100
 Automatic Investment Plans        $50                                                $50
 IRAs, IRA rollovers, Roth        $250                                               $100
  IRAs
 UGMA/UTMA accounts                $50                                             $1,000
 Employer Sponsored             no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                 OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
----------------------------- -------------------------------------------------- -----------------------------------------
 Through Your Investment       Contact your investment representative             Contact your investment representative
                              -------------------------------------------------- -----------------------------------------
 Representative
-----------------------------
 By Mail                      o Complete and sign your account application.       o Fill out the deposit slip from
-----------------------------                                                     your account statement. If you
                                                                                  do not have a slip, include a
                              o Mail the application with your check made         note with your name, the Fund
                              payable to the Fund to Investor Services at:        name, and your account number.
                                                REGULAR MAIL
                              --------------------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS               o Mail the deposit slip or note
                                               P.O. Box 8266                      with your check made payable
                                           Boston, MA 02266-8266                  to the Fund to the address on the left.

                                               OVERNIGHT ONLY                     ----------------------------------------
                              --------------------------------------------------  To buy additional shares or to buy shares of a new Fund call:
                                                                                  o Investor Services at
                                        WELLS FARGO ADVANTAGE FUNDS               1-800-222-8222 or
                                        Attn: CCSU-Boston Financial               o 1-800-368-7550 for the
                                                30 Dan Road                       automated phone system
                                           Canton, MA 02021-2809                  ----------------------------------------
                              --------------------------------------------------  See instructions shown to the left.
 By Telephone                 A new account may not be opened by                  ----------------------------------------
----------------------------- telephone unless you have another Wells
                              Fargo Advantage Fund account with your
                              bank information on file. If you do not
                              currently have an account, refer to the section
                              on buying shares by mail or wire.
                              --------------------------------------------------
                              Investors are welcome to visit the Investor
 In Person                    Center in person to ask questions or conduct
----------------------------- any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee
                              Falls, Wisconsin 53051.
                              --------------------------------------------------

 72 HOW TO BUY SHARES

 BUYING SHARES
----------------------------------------------------------------------------------------------------
 By Wire       OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
-------------- --------------------------------------------- ---------------------------------------
                                                             To buy additional shares, instruct
               o Complete, sign and mail your account        your bank or financial institution to
               application (refer to the section on buying   use the same wire instructions
               shares by mail)                               shown to the left.
                                                             --------------------------------------

               o Provide the following instructions to your
               financial institution:
               State Street Bank & Trust
               Boston, MA
               Bank Routing Number: ABA 011000028
               Wire Purchase Account: 9905-437-1
               Attention: WELLS FARGO ADVANTAGE FUNDS
               (Name of Fund, Account
               Number and any applicable
               share class)
               Account Name: Provide your
               name as registered on the                      o To buy additional shares or buy
               Fund account                                   shares of a new Fund, visit our
               ---------------------------------------------  Web site at
 By Internet    A new account may not be opened by            www.wellsfargo.com/
--------------                                                advantagefunds.
               Internet unless you have another Wells Fargo
               Advantage Fund account with your bank
               information on file. If you do not currently   o Subsequent online purchases
               have an account, refer to the section on       have a minimum of $100 and a
               buying shares by mail or wire.                 maximum of $100,000.
               ---------------------------------------------  --------------------------------------



GENERAL NOTES FOR BUYING SHARES

   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We may waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.


                                                            HOW TO BUY SHARES 73

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.


 SELLING SHARES           TO SELL SOME OR ALL OF YOUR SHARES
------------------------- ----------------------------------------------------------------------
 Minimum Redemption       $100 (or remainder of account balance)
------------------------- ----------------------------------------------------------------------
 Through Your Investment  Contact your investment representative
------------------------- ----------------------------------------------------------------------
 Representative
-------------------------
 By Mail                  o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                          dollar amount you wish to receive (or write "Full Redemption"
                          to redeem your remaining account balance) to the address
                          below.
                          o Make sure all account owners sign the request exactly as their names appear on the account application.
                          o  A medallion guarantee may be required under certain
                          circumstances (see "General Notes for Selling Shares").

                                                      REGULAR MAIL
------------------------- ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                               Attn: CCSU-Boston Financial
                                                       30 Dan Road
                                                  Canton, MA 02021-2809
                          ----------------------------------------------------------------------
 By Wire                  o To arrange for a Federal Funds wire, call 1-800-222-8222.
-------------------------
                          o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                          o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                          o There is a $10 fee for each request.
                          ----------------------------------------------------------------------
 By Internet              Visit our Web site at www.wellsfargo.com/advantagefunds.
-------------------------
                          Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000.
                          ----------------------------------------------------------------------
 In Person                Investors are welcome to visit the Investor Center in person to ask
-------------------------
                          questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                          53051.
                          ----------------------------------------------------------------------

 74 HOW TO SELL SHARES

 SELLING SHARES             TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /             o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer  use the automated phone system 1-800-368-7550.
(EFT)
                            o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                            application or subsequently in writing.
                            o Redemption requests may not be made by phone if the
                            address on your account was changed in the last 30 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                            o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 30 days)
                            or transferred to a linked bank account.
                            o Transfers made to a Wells Fargo Bank account are made
                            available sooner than transfers to an unaffiliated institution.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                            market funds, and next day for all other WELLS FARGO ADVANTAGE
                            FUNDS.
                            o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.

--------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o CDSC FEES. Your redemption proceeds are net of any applicable CDSC fees.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT

                                                           HOW TO SELL SHARES 75
     or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 30 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

 76 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. However, there are a couple of exceptions to this:
   o Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;
   o Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

o Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity

                                                       HOW TO EXCHANGE SHARES 77
may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

 78 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

                                                             ACCOUNT POLICIES 79

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 80 ACCOUNT POLICIES

DISTRIBUTIONS
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The Funds, except the Equity Income Fund, make distributions of any net investment income and any realized net capital gains annually. The Equity Income Fund makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                                DISTRIBUTIONS 81

TAXES
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The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Under recently enacted legislation, this reduced rate of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

 82 TAXES

MASTER/GATEWAY/SM/ STRUCTURE
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Each Fund is a gateway fund in a MASTER/GATEWAY/SM/ structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.


DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the Master Portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.


 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 C&B LARGE CAP VALUE            INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
  PORTFOLIO                     (current income and capital appreciation), consistent with minimizing risk to principal.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 83

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DISCIPLINED GROWTH PORTFOLIO   INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the common stock of larger companies that, in our view, possess above-average potential for growth. We invest in a portfolio of securities with an average market capitalization greater than
                                $5 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We seek to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that we have identified. We attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals or when we wish to take advantage of a better opportunity. Our sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced.
                                Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process.

 EQUITY INCOME PORTFOLIO        INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation and dividend income.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.

 84 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 EQUITY VALUE PORTFOLIO         INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                In making investment decisions for the Portfolio, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund.
                                Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process to manage the Portfolio's overall risk profile. We generally consider selling a stock when it has achieved its valuation target, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.

 INDEX PORTFOLIO                INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                                Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before expenses.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95%
                                correlation between the performance of the S&P 500 Index and the Portfolio's investment results, before expenses. This correlation is sought regardless of market conditions.
                                A precise duplication of the performance of the S&P 500 Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a
                                100% correlation is not feasible. Our ability to track the performance of the S&P 500
                                Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Portfolio's securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses.
                                Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 85

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL CORE PORTFOLIO   INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of non-
                                U.S companies with strong growth potential and that offer good relative values.
                                These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We follow a two-phase investment process. In the first phase, we conduct bottom-
                                up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA)
                                methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.

 INTERNATIONAL GROWTH           INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO                     PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We use a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that we believe present accelerating growth prospects. Company visits are a key component of our investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
                                Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that we believe may lead to sustained earnings growth. We pay careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or we choose to take advantage of a better opportunity.

 86 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL INDEX            INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of an
  PORTFOLIO                     international portfolio of common stocks represented by the Morgan Stanley
                                Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index," or
                                the "Index"), before expenses.
                                PRINCIPAL INVESTMENT STRATEGIES: We consider investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index.
                                Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and our investment results, before expenses. This correlation is sought regardless of market conditions.
                                A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. Our ability to track the performance of the MSCI
                                EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. We use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. We regularly monitor the Portfolio's correlation to the MSCI
                                EAFE Index and adjust the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment.

 INTERNATIONAL VALUE            INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO                     PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of
                                non-U.S. companies. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We invest in equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark).

                                                 MASTER/GATEWAY/SM/ STRUCTURE 87

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 LARGE CAP APPRECIATION         INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                      PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                In making investment decisions for the Portfolio, we consider companies in the
                                Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets (earnings surprise) and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the Portfolio has become excessive in our view. We may actively trade portfolio securities.

 LARGE COMPANY GROWTH           INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                      PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                                10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                                capitalization companies as those with market capitalizations of $3 billion or more.
                                We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                                dominance in their niche or industry; low cost producers; low levels of leverage;
                                potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

 88 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL CAP INDEX PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                                Standard & Poor's Small Cap 600 Composite Stock Price Index (S&P 600 Small Cap
                                Index), before expenses.
                                PRINCIPAL INVESTMENT STRATEGIES: We generally execute portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. We invest cash received from portfolio security dividends or investments in the Portfolio, and raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the
                                Portfolio's performance can be expected to approximate but not equal that of the
                                S&P 600 Small Cap Index, before expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

 SMALL COMPANY GROWTH           INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                      PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in foreign securities through
                                ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 89

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL COMPANY VALUE            INVESTMENT OBJECTIVE: The Portfolio seeks to provide long-term capital
  PORTFOLIO                     appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 Index. The market capitalization range of the Russell 2000 Index was $xx million to $xx billion, as of
                                September xx, 2006, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.

 90 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation by
 PORTFOLIO                      investing primarily in small capitalization securities.
                                PRINICIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500 Index. The market capitalization range of the Russell 2500 Index was $xx million to $xx billion, as of September xx,
                                2006, and is expected to change frequently. The Portfolio may invest in securities of foreign companies directly and through ADRs and similar investments. The Portfolio may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We utilize several different "strategic" small cap value investment styles to pursue the Portfolio's objective.
                                A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-
                                term prospects of companies. To identify these opportunities, we follow a bottom-
                                up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security it is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.
                                Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 91

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE      The final portion of the Portfolio's assets is invested in companies based on a
 PORTFOLIO (CONTINUED)          disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.
                                Because the Portfolio's assets are managed by multiple portfolio managers within the Portfolio using different investment styles as described above, the Fund could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.
                                We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.


ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Growth Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.


CADENCE is the investment sub-adviser for the Large Cap Appreciation Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. For additional information regarding Cadence, see "The Sub-Advisers and Portfolio Managers" sub-section.


COOKE & BIELER is the investment sub-adviser for the C&B Large Cap Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Cooke & Bieler, see "The Sub-Advisers and Portfolio Managers" sub-section.

 92 MASTER/GATEWAY/SM/ STRUCTURE

LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.


NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Core Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.


PEREGRINE is the investment sub-adviser for the Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Peregrine, see "The Sub-Advisers and Portfolio Managers" sub-section.


SMITH ASSET MANAGEMENT GROUP, L.P. (Smith Group), located at 100 Crescent Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.


SSGA FUNDS MANAGEMENT, INC. (SSgA), located at 1 Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the International Index Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, SSgA is responsible for the day-to-day investment management activities of the portfolio. SSgA is a registered investment adviser and currently provides advisory services only to registered investment management companies. SSgA is a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company.


SYSTEMATIC is the investment sub-adviser for the Equity Value Portfolio in which certain funds invest substantially all or a portion of their assets. For additional information regarding Wells Capital Management, see "The Sub-Advisers and Portfolio Managers" sub-section.


WELLS CAPITAL MANAGEMENT is the investment sub-adviser for the Equity Income Portfolio and Strategic Small Cap Value Portfolio in which certain gateway funds invest subtantially all or a portion of their assets. For additional information regarding Wells Capital Management, see "The Sub-Advisers and Portfolio Managers" sub-section.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 93

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


C&B LARGE CAP VALUE FUND
CLASS A SHARES-COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period

                                        SEPT. 30,             OCT. 31,
 FOR THE PERIOD ENDED:                  2005/1/                2004
 NET ASSET VALUE, BEGINNING               $8.27                 $8.01
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                    0.05/2/               0.00
  (loss)
  Net realized and
  unrealized gain (loss)
  on investments                           0.40                  0.26
                                     ----------           -----------
  Total from investment
  operations                               0.45                  0.26
                                     ----------           -----------
 LESS DISTRIBUTIONS:
  Distributions from net
  investment income                       (0.03)                 0.00
  Distributions from net
  realized gain                           (0.07)                 0.00
                                     ----------           -----------
  Total from distributions                (0.10)                 0.00
                                     ----------           -----------
 NET ASSET VALUE, END OF
  PERIOD                                  $8.62                 $8.27
                                     ==========           ===========
 TOTAL RETURN/3/                           5.45%                 3.25%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period             $51,719               $11,408
  (000s)
  Ratios to average net assets:/4/
  Ratio of expenses to                    1.20%/5/               1.20%
  average net assets
  Ratio of net investment
  income (loss) to
  average net assets                       0.63%                 0.18%
  Portfolio turnover rate                   25%/6/                 30%
  Ratio of expenses to
  average net assets
  prior to waived fees and
  reimbursed expenses/4, 7/               1.35%/5/               1.60%

1    In 2005, the Fund changed its fiscal year-end from October 31 to September
     30.
2    Calculated based upon average shares outstanding.
3 Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4    Ratios shown for periods of less than one year are annualized.
5 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 94 FINANCIAL HIGHLIGHTS

C&B LARGE CAP VALUE FUND
CLASS B SHARES-COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period

                                         SEPT. 30,               OCT. 31,
 FOR THE PERIOD ENDED:                 2005 /1/                 2004
 NET ASSET VALUE, BEGINNING                 $8.26                  $8.01
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                     (0.01)/2/              (0.01)
  (loss)
  Net realized and
  unrealized gain (loss)
  on investments                             0.40                   0.26
                                      -----------            -----------
  Total from investment
  operations                                 0.39                   0.25
                                      -----------            -----------
 LESS DISTRIBUTIONS:
  Distributions from net
  investment income                         (0.02)                  0.00
  Distributions from net
  realized gain                             (0.07)                  0.00
                                      -----------            -----------
  Total from distributions                  (0.09)                  0.00
                                      -----------            -----------
 NET ASSET VALUE, END OF
  PERIOD                                    $8.56                  $8.26
                                      ===========            ===========
 TOTAL RETURN/3/                             4.70%                  3.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period               $24,296                 $5,790
  (000s)
  Ratios to average net assets:/4/
  Ratio of expenses to                       1.95%/5/               1.95%
  average net assets
  Ratio of net investment
  income (loss) to
  average net assets                        (0.11)%                (0.60)%
  Portfolio turnover rate                      25%/6/                 30%
  Ratio of expenses to
  average net assets
  prior to waived fees and
  reimbursed expenses/4, 7/                  2.10%/5/               2.35%

1    In 2005, the Fund changed its fiscal year-end from October 31 to September
     30.
2    Calculated based upon average shares outstanding.
3 Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4    Ratios shown for periods of less than one year are annualized.
5 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 95

C&B LARGE CAP VALUE FUND
CLASS C SHARES-COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period

                                         SEPT. 30,               OCT. 31,
 FOR THE PERIOD ENDED:                 2005/1/                  2004
 NET ASSET VALUE, BEGINNING                 $8.26                  $8.01
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                     (0.01)/2/              (0.01)
  (loss)
  Net realized and
  unrealized gain (loss)
  on investments                             0.40                   0.26
                                      -----------            -----------
  Total from investment
  operations                                 0.39                   0.25
                                      -----------            -----------
 LESS DISTRIBUTIONS:
  Distributions from net
  investment income                         (0.02)                  0.00
  Distributions from net
  realized gain                             (0.07)                  0.00
                                      -----------            -----------
  Total from distributions                  (0.09)                  0.00
                                      -----------            -----------
 NET ASSET VALUE, END OF PERIOD             $8.56                  $8.26
                                      ===========            ===========
 TOTAL RETURN/3/                             4.71%                  3.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period               $13,075                 $2,732
  (000s)
  Ratios to average net assets:/4/
  Ratio of expenses to                       1.95%/5/               1.95%
  average net assets
  Ratio of net investment
  income (loss) to
  average net assets                        (0.12)%                (0.58)%
  Portfolio turnover rate                      25%/6/                 30%
  Ratio of expenses to
  average net assets
  prior to waived fees and
  reimbursed expenses/4, 7/                  2.10%/5/               2.35%

1    In 2005, the Fund changed its fiscal year-end from October 31 to September
     30.
2    Calculated based upon average shares outstanding.
3 Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4    Ratios shown for periods of less than one year are annualized.
5 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 96 FINANCIAL HIGHLIGHTS

DIVERSIFIED EQUITY FUND
CLASS A SHARES-COMMENCED ON MAY 2, 1996
For a share outstanding throughout each period

                                    SEPT. 30,        SEPT. 30,       SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:               2005             2004             2003             2002              2001
 NET ASSET VALUE, BEGINNING
 OF PERIOD                            $39.91           $35.61          $29.00           $36.33            $52.73
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.28/1/          0.15            0.13          0.09/1/              0.09
  (loss)
  Net realized and unrealized
  gain (loss) on investments            5.22             4.41            6.59            (6.85)           (11.70)
                                   ---------         --------        --------        ---------          --------
  Total from investment
   operations                           5.50             4.56            6.72            (6.76)           (11.61)
                                   ---------         --------        --------        ---------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.32)           (0.26)          (0.11)           (0.15)            (0.17)
  Distributions from net
   realized gain                       (3.19)            0.00            0.00            (0.42)            (4.62)
                                   ---------         --------        --------        ---------          --------
  Total distributions                  (3.51)           (0.26)          (0.11)           (0.57)            (4.79)
                                   ---------         --------        --------        ---------          --------
 NET ASSET VALUE, END OF PERIOD       $41.90           $39.91          $35.61           $29.00            $36.33
                                   =========         ========        ========        =========          ========
 TOTAL RETURN/2/                       14.27%           12.82%          23.21%          (19.04)%          (24.07)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $118,140         $101,649         $76,292          $57,876           $74,038
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/3/                1.25%            1.25%           1.25%            1.25%             1.15%
  Ratio of net investment
   income (loss) to average
   net assets                           0.69%            0.37%           0.42%            0.22%             0.23%
  Portfolio turnover rate/4/              42%              32%             32%              30%               34%
  Ratio of expenses to
   average net assets prior to
   waived fees and reimbursed
   expenses/3, 5/                       1.41%            1.37%           1.54%            1.58%             1.61%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investment in several master portfolios.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 97

DIVERSIFIED EQUITY FUND
CLASS B SHARES-COMMENCED ON MAY 6, 1996
For a share outstanding throughout each period

                                      SEPT. 30,          SEPT. 30,       SEPT. 30,          SEPT. 30,            SEPT. 30,
 FOR THE PERIOD ENDED:                  2005               2004            2003               2002                2001
 NET ASSET VALUE, BEGINNING
 OF PERIOD                               $38.55             $34.43         $28.15              $35.41              $51.70
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  (0.01)/1/           (0.40)         (0.19)             (0.20)/1/            (0.17)
  (loss)
  Net realized and unrealized
   gain (loss) on investments             5.03               4.52            6.47              (6.64)              (11.50)
                                      ---------          --------        --------           ---------            --------
  Total from investment
   operations                             5.02               4.12            6.28              (6.84)              (11.67)
                                      ---------          --------        --------           ---------            --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00               0.00            0.00               0.00                 0.00
  Distributions from net
   realized gain                         (3.19)              0.00            0.00              (0.42)               (4.62)
                                      ---------          --------        --------           ---------            --------
  Total distributions                    (3.19)              0.00            0.00              (0.42)               (4.62)
                                      ---------          --------        --------           ---------            --------
 NET ASSET VALUE, END OF PERIOD         $40.38             $38.55          $34.43             $28.15               $35.41
                                      =========          ========        ========           =========            ========
 TOTAL RETURN/2/                          13.44%            11.97%          22.31%            (19.64)%            (24.65)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $65,245            $81,966         $92,300            $85,035             $111,956
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/3/                   2.00%             2.00%           2.00%               2.00%                1.90%
  Ratio of net investment
   income (loss) to average
   net assets                             (0.03)%           (0.40)%         (0.33)%             (0.53)%             (0.52)%
  Portfolio turnover rate/4/                 42%                32%            32%                 30%                 34%
  Ratio of expenses to
   average net assets prior to
   waived fees and reimbursed
   expenses/3, 5/                          2.16%              2.12%          2.31%               2.39%               2.41%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investment in several master portfolios.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 98 FINANCIAL HIGHLIGHTS

DIVERSIFIED EQUITY FUND
CLASS C SHARES-COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period

                                      SEPT. 30,          SEPT. 30,       SEPT. 30,          SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                  2005               2004            2003               2002                2001
 NET ASSET VALUE, BEGINNING
 OF PERIOD                              $39.04             $34.90          $28.56             $35.91              $52.36
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           (0.02)/1/          (0.37)          (0.05)             (0.20)/1/           (0.16)
  Net realized and unrealized
   gain (loss) on investments             5.11               4.54            6.39              (6.73)             (11.67)
                                      ---------          --------        --------           --------            --------
  Total from investment
   operations                             5.09               4.17            6.34              (6.93)             (11.83)
                                      ---------          --------        --------           --------            --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00              (0.03)           0.00               0.00                0.00
  Distributions from net
   realized gain                          (3.19)             0.00            0.00              (0.42)              (4.62)
                                      ---------          --------        --------           ---------           --------
  Total distributions                     (3.19)            (0.03)           0.00              (0.42)              (4.62)
                                      ---------          --------        --------           --------            --------
 NET ASSET VALUE, END OF PERIOD         $40.94             $39.04          $34.90             $28.56              $35.91
                                      =========          ========        ========           ========            ========
 TOTAL RETURN/2/                         13.45%             11.92%          22.23%            (19.62)%            (24.64)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $7,170             $7,798          $9,463             $6,730              $7,693
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/3/                   2.00%             2.00%           2.00%              2.00%               1.90%
  Ratio of net investment
   income (loss) to average
   net assets                             (0.04)%           (0.38)%         (0.33)%            (0.52)%             (0.52)%
  Portfolio turnover rate/4/                 42%               32%             32%                30%                 34%
  Ratio of expenses to
   average net assets prior
   to waived fees and reimbursed
   expenses/3, 5/                          2.16%             2.12%           2.28%              2.13%               2.01%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investment in several master portfolios.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 99

EQUITY INCOME FUND
CLASS A SHARES-COMMENCED ON MAY 2, 1996
For a share outstanding throughout each period

                                    SEPT. 30,        SEPT. 30,        SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:               2005             2004             2003              2002               2001
 NET ASSET VALUE, BEGINNING
 OF PERIOD                             34.49           $31.32           $28.74            $37.23            $41.28
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.52             0.45             0.46              0.44              0.36
  Net realized and unrealized
   gain (loss) on investments           3.74             4.59             5.04             (7.51)            (4.05)
                                    --------         --------         --------          --------          ---------
  Total from investment
   operations                           4.26             5.04             5.50             (7.07)            (3.69)
                                    --------         --------         --------          --------          ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.52)           (0.47)           (0.46)            (0.43)            (0.36)
  Distributions from net
   realized gain                       (2.02)           (1.40)           (2.46)            (0.99)             0.00
                                    --------         --------         --------          --------          ---------
  Total distributions                  (2.54)           (1.87)           (2.92)            (1.42)            (0.36)
                                    --------         --------         --------          --------          ---------
 NET ASSET VALUE, END OF PERIOD       $36.21           $34.49           $31.32            $28.74            $37.23
                                    ========         ========         ========          ========          =========
 TOTAL RETURN/1/                       12.74%           16.43%           20.12%           (19.84)%           (8.97)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $185,533         $186,501         $161,962          $124,015           $165,304
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/2/                1.10%            1.10%            1.10%             1.10%             1.10%
  Ratio of net investment
   income (loss) to average
   net assets                           1.49%            1.32%            1.57%             1.19%             0.86%
  Portfolio turnover rate/3/              20%              11%               9%               12%                3%
  Ratio of expenses to
   average net assets prior
   to waived fees and reimbursed
   expenses/2, 4/                       1.22%            1.18%            1.33%             1.36%             1.51%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
3 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 100 FINANCIAL HIGHLIGHTS

EQUITY INCOME FUND
CLASS B SHARES-COMMENCED ON MAY 2, 1996
For a share outstanding throughout each period

                                   SEPT. 30,       SEPT. 30,       SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:               2005            2004            2003             2002              2001
 NET ASSET VALUE, BEGINNING
 OF PERIOD                           $34.49          $31.31          $28.72           $37.18            $41.22
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.25            0.21            0.25             0.16              0.05
  (loss)
  Net realized and unrealized
   gain (loss) on investments          3.74            4.57            5.02            (7.49)            (4.03)
                                   --------        --------        --------         --------          ---------
  Total from investment
   operations                          3.99            4.78            5.27            (7.33)            (3.98)
                                   --------        --------        --------         --------          ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.23)          (0.20)          (0.22)           (0.14)            (0.06)
  Distributions from net
   realized gain                      (2.02)          (1.40)          (2.46)           (0.99)             0.00
                                   --------        --------        --------         --------          ---------
  Total distributions                 (2.25)          (1.60)          (2.68)           (1.13)            (0.06)
                                   --------        --------        --------         --------          ---------
 NET ASSET VALUE, END OF PERIOD      $36.23          $34.49          $31.31           $28.72            $37.18
                                   ========        ========        ========         ========          =========
 TOTAL RETURN/1/                      11.91%          15.56%          19.22%          (20.43)%           (9.67)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $59,606         $80,298         $98,690          $91,889           $134,403
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/2/               1.85%           1.85%           1.85%            1.85%             1.85%
  Ratio of net investment
   income (loss) to average
   net assets                          0.76%           0.57%           0.82%            0.43%             0.12%
  Portfolio turnover rate/3/             20%             11%              9%              12%                3%
  Ratio of expenses to
   average net assets prior to
   waived fees and reimbursed
   expenses/2, 4/                      1.97%           1.93%           2.13%            2.18%             2.20%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
3 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                        FINANCIAL HIGHLIGHTS 101

EQUITY INCOME FUND
CLASS C SHARES-COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period

                                   SEPT. 30,       SEPT. 30,       SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:               2005            2004            2003             2002             2001
 NET ASSET VALUE, BEGINNING
 OF PERIOD                           $35.61          $32.26          $29.52           $38.18           $42.32
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.27            0.22            0.25             0.18             0.05
  (loss)
  Net realized and unrealized
   gain (loss) on investments          3.86            4.70            5.19            (7.70)           (4.14)
                                   --------        --------        --------         --------         --------
  Total from investment
   operations                          4.13            4.92            5.44            (7.52)           (4.09)
                                   --------        --------        --------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.23)          (0.17)          (0.24)           (0.15)           (0.05)
  Distributions from net
   realized gain                      (2.02)          (1.40)          (2.46)           (0.99)            0.00
                                   --------        --------        --------         --------         --------
  Total distributions                 (2.25)          (1.57)          (2.70)           (1.14)           (0.05)
                                   --------        --------        --------         --------         --------
 NET ASSET VALUE, END OF PERIOD      $37.49          $35.61          $32.26           $29.52           $38.18
                                   ========        ========        ========         ========         ========
 TOTAL RETURN/1/                      11.90%          15.54%          19.27%          (20.41)%          (9.66)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $6,937          $9,083         $10,689           $7,415           $7,508
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/2/               1.85%           1.85%           1.85%            1.85%            1.85%
  Ratio of net investment
   income (loss) to average
   net assets                          0.77%           0.58%           0.82%            0.46%            0.14%
  Portfolio turnover rate/3/             20%             11%              9%              12%               3%
  Ratio of expenses to
   average net assets prior to
   waived fees and reimbursed
   expenses/2, 4/                      1.97%           1.93%           2.07%            2.12%            2.02%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
3 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 102 FINANCIAL HIGHLIGHTS

EQUITY VALUE FUND
CLASS A SHARES-COMMENCED ON AUGUST 29, 2003
For a share outstanding throughout each period

                                    SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:               2005             2004              2003
 NET ASSET VALUE, BEGINNING            $11.48           $9.82           $10.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  0.10/1/         0.05             0.00
  (loss)
  Net realized and
   unrealized gain (loss)
   on investments                        2.31            1.62            (0.18)
                                  -----------       ---------        ---------
  Total from investment
  operations                             2.41            1.67            (0.18)
                                  -----------       ---------        ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.07)          (0.01)            0.00
  Distributions from net
  realized gain                          0.00            0.00             0.00
                                  -----------       ---------        ---------
  Total distributions                   (0.07)          (0.01)            0.00
                                  -----------       ---------        ---------
 NET ASSET VALUE, END OF
  PERIOD                               $13.82          $11.48            $9.82
                                  ===========      ==========        =========
 TOTAL RETURN/2/                        21.06%          16.96%           (1.80)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period            $3,796          $1,645              $76
  (000s)
  Ratios to average net assets:/3/
  Ratio of expenses to                   1.25%           1.25%            1.25%
  average net assets/4/
  Ratio of net investment
   income (loss) to
   average net assets                    0.80%           0.54%           (0.26)%
  Portfolio turnover rate/5/              145%            122%               3%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed expenses/3, 4, 6/          2.48%          10.90%          196.38%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3    Ratios shown for periods of less than one year are annualized.
4 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                        FINANCIAL HIGHLIGHTS 103

EQUITY VALUE FUND
CLASS B SHARES-COMMENCED ON AUGUST 29, 2003
For a share outstanding throughout each period

                                     SEPT. 30,          SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                2005               2004               2003
 NET ASSET VALUE, BEGINNING             $11.40             $9.81            $10.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                   0.01/1/           0.00             (0.01)
  (loss)
  Net realized and
   unrealized gain (loss)
   on investments                         2.28              1.59             (0.18)
                                   -----------         ---------         ---------
  Total from investment
  operations                              2.29              1.59             (0.19)
                                   -----------         ---------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00              0.00              0.00
  Distributions from net
  realized gain                           0.00              0.00              0.00
                                   -----------         ---------         ---------
  Total distributions                     0.00              0.00              0.00
                                   -----------         ---------         ---------
 NET ASSET VALUE, END OF
  PERIOD                                $13.69            $11.40             $9.81
                                   ===========        ==========         =========
 TOTAL RETURN/2/                         20.09%            16.21%            (1.90)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period             $2,245            $1,142               $37
  (000s)
  Ratios to average net assets:/3/
  Ratio of expenses to                    2.00%             2.00%             2.00%
  average net assets/4/
  Ratio of net investment
   income (loss) to
   average net assets                     0.07%            (0.19)%           (1.08)%
  Portfolio turnover rate/5/               145%              122%                3%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed expenses/3, 4, 6/           3.25%            11.20%           189.72%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3    Ratios shown for periods of less than one year are annualized.
4 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 104 FINANCIAL HIGHLIGHTS

EQUITY VALUE FUND
CLASS C SHARES-COMMENCED ON AUGUST 29, 2003
For a share outstanding throughout each period

                                    SEPT. 30,         SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:               2005              2004               2003
 NET ASSET VALUE, BEGINNING            $11.40            $9.81            $10.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  0.01/1/          0.00             (0.01)
  (loss)
  Net realized and
   unrealized gain (loss)
   on investments                        2.29             1.59             (0.18)
                                  -----------        ---------         ---------
  Total from investment
  operations                             2.30             1.59             (0.19)
                                  -----------        ---------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.01)            0.00              0.00
  Distributions from net
   realized gain                         0.00             0.00              0.00
                                  -----------        ---------         ---------
  Total distributions                   (0.01)            0.00              0.00
                                  -----------        ---------         ---------
 NET ASSET VALUE, END OF
  PERIOD                               $13.69           $11.40             $9.81
                                  ===========       ==========         =========
 TOTAL RETURN/2/                        20.20%           16.21%            (1.90)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period              $430             $295               $12
  (000s)
  Ratios to average net assets:/3/
  Ratio of expenses to                   2.00%            2.00%             2.00%
  average net assets/4/
  Ratio of net investment
   income (loss) to
   average net assets                    0.06%           (0.19)%           (0.64)%
  Portfolio turnover rate/5/              145%             122%                3%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed expenses/3, 4, 6/          3.26%           11.11%           209.42%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3    Ratios shown for periods of less than one year are annualized.
4 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                        FINANCIAL HIGHLIGHTS 105

GROWTH EQUITY FUND
CLASS A SHARES-COMMENCED ON MAY 2, 1996
For a share outstanding throughout each period

                                   SEPT. 30,          SEPT. 30,             SEPT. 30,           SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:               2005               2004                  2003                2002              2001
 NET ASSET VALUE, BEGINNING
 OF PERIOD                           $27.70             $24.64                $19.50              $23.87            $39.89
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.04/1/              (0.08)/1/             (0.08)/1/        (0.10)            (0.07)
  (loss)
  Net realized and unrealized
   gain on investments                 4.63               3.14                  5.22               (3.34)            (9.86)
                                  ---------          ---------           -----------            --------          --------
  Total from investment
   operations                          4.67               3.06                  5.14               (3.44)            (9.93)
                                  ---------          ---------           -----------            --------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   0.00               0.00                  0.00               (0.01)             0.00
  Distributions from net
   realized gain                      (1.57)              0.00                  0.00               (0.92)            (6.09)
                                  ---------          ---------           -----------            --------          --------
  Total distributions                 (1.57)              0.00                  0.00               (0.93)            (6.09)
                                  ---------          ---------           -----------            --------          --------
 NET ASSET VALUE, END OF
  PERIOD                             $30.80             $27.70                $24.64              $19.50            $23.87
                                  =========          =========           ===========            ========          ========
 TOTAL RETURN/2/                      17.27%             12.38%                26.36%             (15.46)%          (28.93)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $22,769            $18,742               $15,576             $11,210           $12,473
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/3/               1.50%              1.50%                 1.50%               1.47%             1.50%
  Ratio of net investment
   income (loss) to average
   net assets                          0.15%             (0.28)%               (0.38)%             (0.43)%           (0.31)%
  Portfolio turnover rate/4/             50%                44%                   58%                 40%               75%
  Ratio of expenses to
   average net assets prior
   to waived fees and reimbursed
   expenses/3, 5/                      1.60%              1.60%                 1.82%               1.88%             1.93%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investments in several master portfolios.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 106 FINANCIAL HIGHLIGHTS

GROWTH EQUITY FUND
CLASS B SHARES-COMMENCED ON MAY 6, 1996
For a share outstanding throughout each period

                                    SEPT. 30,           SEPT. 30,           SEPT. 30,         SEPT. 30,       SEPT. 30,
 FOR THE PERIOD ENDED:                2005                2004                2003              2002            2001
 NET ASSET VALUE, BEGINNING
 OF PERIOD                            $25.69              $23.02              $18.37            $22.69          $38.48
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                (0.16)/1/            (0.28)/1/          (0.23)/1/         (0.31)          (0.19)
  (loss)
  Net realized and unrealized
   gain on investments                  4.27                2.95                4.88/5/          (3.09)          (9.51)
                                    --------            ---------          ---------          --------        --------
  Total from investment
   operations                           4.11                2.67                4.65             (3.40)          (9.70)
                                    --------            ---------          ---------          --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    0.00                0.00                0.00             (0.00)           0.00
  Distributions from net
   realized gain                       (1.57)               0.00                0.00             (0.92)          (6.09)
                                    --------            ---------          ---------          --------        --------
  Total distributions                  (1.57)               0.00                0.00             (0.92)          (6.09)
                                    --------            ---------          ---------          --------        --------
 NET ASSET VALUE, END OF
  PERIOD                              $28.23              $25.69              $23.02            $18.37          $22.69
                                    ========            ========           =========          ========        ========
 TOTAL RETURN/2/                       16.40%              11.60%              25.31%           (16.09)%        (29.46)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $8,811             $11,700             $14,379           $13,670         $17,319
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/3/                 2.25%               2.25%              2.25%             2.22%           2.25%
  Ratio of net investment
   income (loss) to average
   net assets                          (0.60)%             (1.08)%             (1.13)%           (1.18)%         (1.06)%
  Portfolio turnover rate/4/              50%                 44%                 58%               40%             75%
  Ratio of expenses to
   average net assets prior to
   waived fees and reimbursed
   expenses/3, 5/                       2.35%               2.34%               2.59%             2.63%           2.65%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investments in several master portfolios.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                        FINANCIAL HIGHLIGHTS 107

GROWTH EQUITY FUND
CLASS C SHARES-COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period

                                    SEPT. 30,           SEPT. 30,           SEPT. 30,         SEPT. 30,       SEPT. 30,
 FOR THE PERIOD ENDED:                2005                2004                2003              2002            2001
 NET ASSET VALUE, BEGINNING
 OF PERIOD                            $26.61              $23.87              $19.04            $23.49          $39.61
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                (0.17)/1/           (0.28)/1/           (0.25)/1/         (0.25)          (0.22)
  (loss)
  Net realized and unrealized
   gain on investments                  4.45                3.02             5.08/5/             (3.28)          (9.81)
                                    --------            ---------          ---------          --------        --------
  Total from investment
   operations                           4.28                2.74                4.83             (3.53)         (10.03)
                                    --------            ---------          ---------          --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    0.00                0.00                0.00              0.00            0.00
  Distributions from net
   realized gain                       (1.57)               0.00                0.00             (0.92)          (6.09)
                                    --------            ---------          ---------          --------        --------
  Total distributions                  (1.57)               0.00                0.00             (0.92)          (6.09)
                                    --------            ---------          ---------          --------        --------
 NET ASSET VALUE, END OF
  PERIOD                              $29.32              $26.61              $23.87            $19.04          $23.49
                                    ========            =========          =========          ========        ========
 TOTAL RETURN/2/                       16.47%              11.52%              25.37%           (16.10)%        (29.46)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $844              $1,097              $2,980            $1,721          $1,799
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/3/                2.25%               2.25%               2.25%             2.22%           2.25%
  Ratio of net investment
   income (loss) to average
   net assets                          (0.62)%             (1.05)%             (1.11)%           (1.17)%         (1.06)%
  Portfolio turnover rate/4/              50%                 44%                 58%               40%             75%
  Ratio of expenses to
   average net assets prior
   to waived fees and reimbursed
   expenses/3, 5/                       2.35%               2.34%               2.68%             2.74%           2.32%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investments in several master portfolios.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 108 FINANCIAL HIGHLIGHTS

LARGE CAP APPRECIATION FUND
CLASS A SHARES-COMMENCED ON AUGUST 31, 2001
For a share outstanding throughout each period

                                   SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:               2005             2004             2003             2002             2001
 NET ASSET VALUE, BEGINNING
 OF PERIOD                            $9.80            $8.92            $7.53            $9.53           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.03/1/          0.00/1/         (0.01)           (0.01)            0.00
  (loss)
  Net realized and unrealized
   gain (loss) on investments          1.87             0.88             1.40            (1.99)           (0.47)
                                   --------          -------        ---------          -------         --------
  Total from investment
   operations                          1.90             0.88             1.39            (2.00)           (0.47)
                                   --------          -------        ---------          -------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.04)            0.00             0.00             0.00             0.00
  Distributions from net
   realized gain                      (0.12)            0.00             0.00             0.00             0.00
                                   --------          -------        ---------          -------         --------
  Total distributions                 (0.16)            0.00             0.00             0.00             0.00
                                   --------          -------        ---------          -------         --------
 NET ASSET VALUE, END OF
  PERIOD                             $11.54            $9.80            $8.92            $7.53            $9.53
                                   ========         ========        =========          =======         ========
 TOTAL RETURN/2/                      19.52%            9.87%           18.46%          (20.99)%          (4.70)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $32,048          $20,393           $1,033             $898              $41
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/3/               1.25%            1.25%            1.21%            1.20%            0.95%
  Ratio of net investment
   income (loss) to average
   net assets                          0.27%           (0.11)%          (0.19)%          (0.15)%           1.17%
  Portfolio turnover rate/4/            133%             149%             153%             123%              10%
  Ratio of expenses to
   average net assets prior
   to waived fees and reimbursed
   expenses/3, 5/                      1.42%            1.42%            2.45%            6.48%            1.24%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                        FINANCIAL HIGHLIGHTS 109

LARGE CAP APPRECIATION FUND
CLASS B SHARES-COMMENCED ON AUGUST 31, 2001
For a share outstanding throughout each period

                                      SEPT. 30,             SEPT. 30,          SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                  2005                  2004               2003             2002             2001
 NET ASSET VALUE, BEGINNING
 OF PERIOD                               $9.57                 $8.78              $7.47            $9.52           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  (0.05)/1/             (0.21)/1/          (0.06)           (0.07)            0.00
  (loss)
  Net realized and unrealized
   gain (loss) on investments             1.82                  1.00               1.37            (1.98)           (0.48)
                                      --------               -------            -------          -------           ------
  Total from investment
   operations                             1.77                  0.79               1.31            (2.05)           (0.48)
                                      --------               -------            -------          -------           ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00                  0.00               0.00             0.00             0.00
  Distributions from net
   realized gain                         (0.12)                 0.00               0.00             0.00             0.00
                                      --------               -------            -------          -------           ------
  Total distributions                    (0.12)                 0.00               0.00             0.00             0.00
                                      --------               -------            -------          -------           ------
 NET ASSET VALUE, END OF
  PERIOD                                $11.22                 $9.57              $8.78            $7.47            $9.52
                                      ========               =======            =======          =======          =======
 TOTAL RETURN/2/                         18.60%                 9.00%             17.54%          (21.53)%          (4.80)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $2,732                $1,509             $1,449           $1,041              $91
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/3/                  2.00%                 2.00%              1.95%            1.95%            1.78%
  Ratio of net investment
   income (loss) to average
   net assets                            (0.51)%               (0.88)%            (0.95)%          (0.90)%          (0.24)%
  Portfolio turnover rate/4/               133%                  149%               153%             123%              10%
  Ratio of expenses to
   average net assets prior
   to waived fees and reimbursed
   expenses/3, 5/                         2.17%                 2.16%              3.11%            8.45%            1.78%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 110 FINANCIAL HIGHLIGHTS

LARGE CAP APPRECIATION FUND
CLASS C SHARES-COMMENCED ON AUGUST 31, 2001
For a share outstanding throughout each period

                                      SEPT. 30,             SEPT. 30,          SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                  2005                  2004               2003             2002             2001
 NET ASSET VALUE, BEGINNING
 OF PERIOD                               $9.58                 $8.79              $7.47            $9.53           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  (0.05)/1/             (0.15)/1/          (0.03)           (0.05)            0.00
  (loss)
  Net realized and unrealized
   gain (loss) on investments             1.82                  0.94               1.35            (2.01)           (0.47)
                                     ----------            ---------            -------          -------          -------
  Total from investment
   operations                             1.77                  0.79               1.32            (2.06)           (0.47)
                                     ----------            ---------            -------          -------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00                  0.00               0.00             0.00             0.00
  Distributions from net
   realized gain                         (0.12)                 0.00               0.00             0.00             0.00
                                     ----------            ---------            -------          -------          -------
  Total distributions                    (0.12)                 0.00               0.00             0.00             0.00
                                     ----------            ---------            -------          -------          -------
 NET ASSET VALUE, END OF
  PERIOD                                 $11.23                 $9.58              $8.79           $7.47            $9.53
                                     ==========            ==========           ========         =======          =======
 TOTAL RETURN/2/                         18.58%                 8.99%             17.67%          (21.62)%          (4.70)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $771                  $699               $499             $200              $26
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/3/                  2.00%                 2.00%              1.95%            1.95%            1.83%
  Ratio of net investment
   income (loss) to average
   net assets                            (0.44)%               (0.88)%            (0.94)%          (0.93)%           0.00%
  Portfolio turnover rate/4/               133%                  149%               153%             123%              10%
  Ratio of expenses to
   average net assets prior
   to waived fees and reimbursed
   expenses/3, 5/                         2.17%                 2.16%              3.96%            8.37%            1.83%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                        FINANCIAL HIGHLIGHTS 111

LARGE COMPANY GROWTH FUND
CLASS A SHARES-COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period

                                    SEPT. 30,          SEPT. 30,           SEPT. 30,         SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:               2005                2004               2003               2002               2001
 NET ASSET VALUE, BEGINNING
 OF PERIOD                            $44.97             $43.96             $34.52             $44.57              $75.03
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.06/1/           (0.28)/1/         (0.46)             (0.34)              (0.37)
  (loss)
  Net realized and unrealized
   gain (loss) on investments           4.64               1.29               9.90              (9.71)             (29.21)
                                   ---------         ----------           --------           --------            --------
  Total from investment
   operations                           4.70               1.01               9.44             (10.05)             (29.58)
                                   ---------         ----------           --------           --------            --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    0.00               0.00               0.00               0.00                0.00
  Distributions from net
   realized gain                        0.00               0.00               0.00               0.00               (0.84)
  Distributions in excess of
   realized gains                       0.00               0.00               0.00               0.00               (0.04)
                                   ---------         ----------           --------           --------            --------
  Total distributions                   0.00               0.00               0.00               0.00               (0.88)
                                   ---------         ----------           --------           --------            --------
 NET ASSET VALUE, END OF
  PERIOD                              $49.67             $44.97             $43.96             $34.52              $44.57
                                   =========         ==========           ========           ========            ========
 TOTAL RETURN/2/                       10.45%              2.28%             27.35%            (22.55)%            (39.85)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $524,323           $454,499            $364,406          $141,774            $202,514
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/3/                1.20%              1.20%              1.20%              1.20%               1.20%
  Ratio of net investment
   income (loss) to average
   net assets                           0.12%             (0.61)%            (0.69)%            (0.76)%             (0.71)%
  Portfolio turnover rate/4/              18%                14%                13%                18%                 13%
  Ratio of expenses to
   average net assets prior
   to waived fees and reimbursed
   expenses/3, 5/                       1.27%              1.28%              1.41%              1.45%               1.36%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolio in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 112 FINANCIAL HIGHLIGHTS

LARGE COMPANY GROWTH FUND
CLASS B SHARES-COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period.

                                    SEPT. 30,           SEPT. 30,         SEPT. 30,       SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                2005                2004             2003             2002             2001
 NET ASSET VALUE, BEGINNING
 OF PERIOD                            $40.72              $40.11           $31.72           $41.18            $69.77
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                (0.23)/1/           (0.58)/1/        (0.68)           (0.69)            (0.62)
  (loss)
  Net realized and unrealized
   gain (loss) on investments           4.15                1.19             9.07            (8.77)           (27.09)
                                  ----------           ---------         --------         --------          --------
  Total from investment
   operations                           3.92                0.61             8.39            (9.46)           (27.71)
                                  ----------           ---------         --------         --------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    0.00                0.00             0.00             0.00              0.00
  Distributions from net
   realized gain                        0.00                0.00             0.00             0.00             (0.84)
  Distributions in excess of
   realized gains                       0.00                0.00             0.00             0.00             (0.04)
                                  ----------           ---------         --------         --------          --------
  Total distributions                   0.00                0.00             0.00             0.00             (0.88)
                                  ----------           ---------         --------         --------          --------
 NET ASSET VALUE, END OF
  PERIOD                              $44.64              $40.72           $40.11           $31.72            $41.18
                                  ==========           =========         ========         ========          ========
 TOTAL RETURN/2/                        9.63%               1.52%           26.45%          (22.97)%          (40.18)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $187,895            $220,657          $246,894        $218,625          $307,706
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/3/                1.95%               1.95%            1.88%            1.75%             1.75%
  Ratio of net investment
   income (loss) to average
   net assets                          (0.53)%             (1.36)%          (1.35)%          (1.31)%           (1.26)%
  Portfolio turnover rate/4/              18%                 14%              13%              18%               13%
  Ratio of expenses to
   average net assets prior
   to waived fees and reimbursed
   expenses/3, 5/                       2.02%               2.03%            2.33%            2.46%             2.19%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolio in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                        FINANCIAL HIGHLIGHTS 113

LARGE COMPANY GROWTH FUND
CLASS C SHARES-COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period.

                                      SEPT. 30,             SEPT. 30,          SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                  2005                  2004               2003             2002              2001
 NET ASSET VALUE, BEGINNING
 OF PERIOD                              $40.80                $40.18             $31.76           $41.22            $69.85
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  (0.20)/1/             (0.58)/1/          (0.62)           (0.89)            (0.43)
  (loss)
  Net realized and unrealized
   gain (loss) on investments             4.12                  1.20               9.04            (8.57)           (27.32)
                                    -----------           -----------          --------         --------          --------
  Total from investment
   operations                             3.92                  0.62               8.42            (9.46)           (27.75)
                                    -----------           -----------          --------         --------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00                  0.00               0.00             0.00              0.00
  Distributions from net
   realized gain                          0.00                  0.00               0.00             0.00             (0.84)
  Distributions in excess of
   realized gains                         0.00                  0.00               0.00             0.00             (0.04)
                                    -----------           -----------          --------         --------          --------
  Total distributions                     0.00                  0.00               0.00             0.00             (0.88)
                                    -----------           -----------          --------         --------          --------
 NET ASSET VALUE, END OF
  PERIOD                                $44.72                $40.80             $40.18           $31.76            $41.22
                                    ===========           ===========          ========         ========          ========
 TOTAL RETURN/2/                          9.61%                 1.54%             26.51%          (22.95)%          (40.19)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $21,211               $31,937            $40,436          $27,092           $27,189
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/3/                  1.95%                 1.95%              1.86%            1.75%             1.75%
  Ratio of net investment
   income (loss) to average
   net assets                            (0.46)%               (1.36)%            (1.34)%          (1.31)%           (1.26)%
  Portfolio turnover rate/4/                18%                   14%                13%              18%               13%
  Ratio of expenses to
   average net assets prior
   to waived fees and reimbursed
   expenses/3, 5/                         2.02%                 2.03%              2.16%            2.28%             2.15%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolio in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 114 FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND
CLASS A SHARES-COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period.

                                          SEPT. 30,                 SEPT. 30,
 FOR THE PERIOD ENDED:                    2005                      2004
 NET ASSET VALUE, BEGINNING                 $26.78                    $28.42
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                      (0.29)/1/                 (0.21)/1/
  (loss)
  Net realized and
   unrealized gain (loss)
   on investments                             4.55                     (1.43)
                                    --------------           ---------------
  Total from investment                       4.26                     (1.64)
                                    --------------           ---------------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                          0.00                      0.00
  Distributions from net
  realized gain                              (0.17)                     0.00
                                    --------------           ---------------
  Total from distributions                   (0.17)                     0.00
                                    --------------           ---------------
 NET ASSET VALUE, END OF
  PERIOD                                    $30.87                    $26.78
                                    ==============           ===============
 TOTAL RETURN/2/                             15.95%                    (5.77)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                 $2,317                      $832
  (000s)
  Ratios to average net assets:/3/
  Ratio of expenses to                        1.45%                     1.45%
  average net assets/4/
  Ratio of net investment
   income (loss) to
   average net assets                        (1.00)%                   (0.80)%
  Portfolio turnover rate/5/                   142%                      145%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed expenses/3, 4, 6/               1.54%                     1.55%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3    Ratios shown for periods of less than one year are annualized.
4 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
7    Amount is less than $500,000.

                                                        FINANCIAL HIGHLIGHTS 115

SMALL COMPANY GROWTH FUND
CLASS B SHARES-COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period.

                                          SEPT. 30,                 SEPT. 30,
 FOR THE PERIOD ENDED:                    2005                      2004
 NET ASSET VALUE, BEGINNING                 $26.66                    $28.42
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                      (0.50)/1/                 (0.34)/1/
  (loss)
  Net realized and
   unrealized gain (loss)
   on investments                             4.52                     (1.42)
                                    --------------           ---------------
  Total from investment
  operations                                  4.02                     (1.76)
                                    --------------           ---------------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                          0.00                      0.00
  Distributions from net
  realized gain                              (0.17)                     0.00
                                    --------------           ---------------
  Total from distributions                   (0.17)                     0.00
                                    --------------           ---------------
 NET ASSET VALUE, END OF
  PERIOD                                    $30.51                    $26.66
                                    ===============          ===============
 TOTAL RETURN/2/                             15.12%                    (6.19)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                   $554                      $144
  (000s)
  Ratios to average net assets:/3/
  Ratio of expenses to                        2.20%                     2.20%
  average net assets/4/
  Ratio of net investment
   income (loss) to
   average net assets                        (1.75)%                   (1.29)%
  Portfolio turnover rate/5/                   142%                      145%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed expenses/3, 4, 6/               2.29%                     2.29%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3    Ratios shown for periods of less than one year are annualized.
4 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
7    Amount is less than $500,000.

 116 FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND
CLASS C SHARES-COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period.

                                          SEPT. 30,                 SEPT. 30,
 FOR THE PERIOD ENDED:                    2005                      2004
 NET ASSET VALUE, BEGINNING                 $26.82                    $28.42
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                      (0.50)/1/                 (0.34)/1/
  (loss)
  Net realized and
   unrealized gain (loss)
   on investments                             4.54                     (1.26)
                                    --------------           ---------------
  Total from investment
  operations                                  4.04                     (1.60)
                                    --------------           ---------------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                          0.00                      0.00
  Distributions from net
  realized gain                              (0.17)                     0.00
                                    --------------           ---------------
  Total from distributions                   (0.17)                     0.00
                                    --------------           ---------------
 NET ASSET VALUE, END OF
  PERIOD                                    $30.69                    $26.82
                                    ==============           ===============
 TOTAL RETURN/2/                             15.10%                    (5.59)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                    $77                       $28
  (000s)
  Ratios to average net assets:/3/
  Ratio of expenses to                        2.20%                     2.20%
  average net assets/4/
  Ratio of net investment
   income (loss) to
   average net assets                        (1.73)%                   (1.29)%
  Portfolio turnover rate/5/                   142%                      145%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed expenses/3, 4, 6/               2.29%                     2.27%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3    Ratios shown for periods of less than one year are annualized.
4 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
7    Amount is less than $500,000.

                                                        FINANCIAL HIGHLIGHTS 117

SMALL COMPANY VALUE FUND
CLASS A SHARES-COMMENCED ON JANUARY 31, 2002
For a share outstanding throughout each period

                                   SEPT. 30,       SEPT. 30,       SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:               2005            2004            2003             2002
 NET ASSET VALUE, BEGINNING          $13.66          $11.56            $8.43          $10.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.00           (0.01)            0.00            0.00
  (loss)
  Net realized and
   unrealized gain (loss)
   on investments                      3.17            1.63             3.13           (1.57)
                                   --------        --------         --------        --------
  Total from investment
  operations                           3.17            1.62             3.13           (1.57)
                                   --------        --------         --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   0.00            0.00             0.00            0.00
  Distributions from net
  realized gain                       (0.88)           0.48             0.00            0.00
                                   --------        --------         --------        --------
  Total distributions                 (0.88)           0.48             0.00            0.00
                                   --------        --------         --------        --------
 NET ASSET VALUE, END OF
  PERIOD                             $15.95          $13.66           $11.56           $8.43
                                   ========        ========        =========        ========
 TOTAL RETURN/1/                      23.97%          22.75%           37.20%         (15.70)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $72,680         $31,068           $8,783          $4,276
  (000s)
  Ratios to average net assets:/2/
  Ratio of expenses to                 1.35%           1.45%            1.43%           1.38%
  average net assets/3/
  Ratio of net investment
   income (loss) to
   average net assets                  0.10%          (0.06)%           0.06%           0.00%
  Portfolio turnover rate/4/             70%             64%              80%             98%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed expenses/2, 3, 5/         1.44%           1.58%            1.43%           2.32%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2    Ratios shown for periods of less than one year are annualized.
3 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 118 FINANCIAL HIGHLIGHTS

SMALL COMPANY VALUE FUND
CLASS B SHARES-COMMENCED ON JANUARY 31, 2002
For a share outstanding throughout each period

                                   SEPT. 30,       SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:               2005            2004             2003              2002
 NET ASSET VALUE, BEGINNING          $13.38          $11.41            $8.38            $10.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               (0.07)          (0.08)           (0.06)            (0.03)
  (loss)
  Net realized and
   unrealized gain (loss)
   on investments                      3.05            1.57             3.09             (1.59)
                                   --------        --------         --------          --------
  Total from investment
  operations                           2.98            1.49             3.03             (1.62)
                                   --------        --------         --------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   0.00            0.00             0.00              0.00
  Distributions from net              (0.88)           0.48             0.00              0.00
                                   --------        --------         --------          --------
  realized gain
  Total distributions                 (0.88)           0.48             0.00              0.00
                                   --------        --------         --------          --------
 NET ASSET VALUE, END OF
  PERIOD                             $15.48          $13.38           $11.41             $8.38
                                   ========        ========        =========          ========
 TOTAL RETURN/1/                      23.01%          21.89%           36.23%           (16.20)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $15,802         $11,571           $7,520            $4,860
  (000s)
  Ratios to average net assets:/2/
  Ratio of expenses to                 2.12%           2.20%            2.18%             2.14%
  average net assets/3/
  Ratio of net investment
   income (loss) to
   average net assets                 (0.70)%         (0.85)%          (0.67)%           (0.74)%
  Portfolio turnover rate/4/             70%             64%              80%               98%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed expenses/2, 3, 5/        2.21%           2.36%            2.18%             3.46%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2    Ratios shown for periods of less than one year are annualized.
3 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                        FINANCIAL HIGHLIGHTS 119

SMALL COMPANY VALUE FUND
CLASS C SHARES-COMMENCED ON AUGUST 30, 2002
For a share outstanding throughout each period

                                    SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                2005              2004              2003              2002
 NET ASSET VALUE, BEGINNING           $13.37            $11.41             $8.38             $9.05
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                (0.04)            (0.08)            (0.04)             0.00
  (loss)
  Net realized and
   unrealized gain (loss)
   on investments                       3.03              1.56              3.07             (0.67)
                                   ---------         ---------          --------          --------
  Total from investment
  operations                            2.99              1.48              3.03             (0.67)
                                   ---------         ---------          --------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    0.00              0.00              0.00              0.00
  Distributions from net
  realized gain                        (0.88)             0.48              0.00              0.00
                                   ---------         ---------          --------          --------
  Total distributions                  (0.88)             0.48              0.00              0.00
                                   ---------         ---------          --------          --------
 NET ASSET VALUE, END OF
  PERIOD                              $15.48            $13.37            $11.41             $8.38
                                   =========         =========         =========          ========
 TOTAL RETURN/1/                       23.11%            21.80%            36.23%            (7.40)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $4,847            $2,769            $1,497               $59
  (000s)
  Ratios to average net assets:/2/
  Ratio of expenses to                  2.11%             2.20%             2.18%             2.20%
  average net assets/3/
  Ratio of net investment
   income (loss) to
   average net assets                  (0.67)%           (0.84)%           (0.80)%            0.68%
  Portfolio turnover rate/4/              70%               64%               80%               98%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed expenses/2, 3, 5/         2.20%             2.35%             2.18%             7.48%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2    Ratios shown for periods of less than one year are annualized.
3 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 120 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]


FOR MORE INFORMATION


More information on each Fund is available free upon request, including the following documents:


Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.


Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.


To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:


By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com


By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266


On the Internet:
www.wellsfargo.com/advantagefunds


From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]


                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                            105FAM/P1003 (10-06)
                                                                  RT527020 10-06
                                                          ICA Reg. No. 811-09253
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]


[GRAPHIC APPEARS HERE]


                                FEBRUARY 1, 2007


                                   Prospectus

                              Institutional Class

WELLS FARGO ADVANTAGE FUNDSSM -  EQUITY GATEWAY FUNDS

C&B Large Cap Value Fund

Equity Value Fund

Growth Equity Fund

Large Cap Appreciation Fund

Large Company Growth Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information             3
C&B Large Cap Value Fund         4
Equity Value Fund                8
Growth Equity Fund              11
Large Cap Appreciation Fund     15
Large Company Growth Fund       19
Description of Principal        23
  Investment Risks

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust   26
The Investment Adviser and      26
  Portfolio Managers
The Sub-Advisers and            27
  Portfolio Managers
Dormant Investment Advisory     30
  Arrangements
Dormant Multi-Manager           30
  Arrangement

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares       31
How to Buy Shares         33
How to Sell Shares        35
How to Exchange Shares    37
Account Policies          39

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                  41
Taxes                          41
Master/Gateway/SM/ Structure   42
Financial Highlights           52
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Funds concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION
This section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY STRUCTURE
The Funds are gateway funds in a Master/Gateway structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, L.P.

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION:
5/15/1990
INSTITUTIONAL CLASS
Ticker: CBLSX

INVESTMENT OBJECTIVE
The C&B Large Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the C&B Large Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      C&B LARGE CAP VALUE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective July 23, 2004, the Wells Fargo Advantage C&B Large Cap Value Fund was organized as the successor fund to the C&B Large Cap Value Portfolio.

[GRAPHIC APPEARS HERE]


                          Calendar Year Total Returns for the Institutional Class/1/
                                             as of 12/31 each year
 1997       1998       1999        2000       2001         2002        2003        2004       2005       2006
27.98%      8.04%      2.06%      19.49%      6.59%       -10.89%     33.46%      12.76%      0.93%      %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                     1 YEAR       5 YEARS       10 YEARS
INSTITUTIONAL CLASS/1/
 Returns Before Taxes             %            %             %
 Returns After Taxes on           %            %             %
 Distributions/2/
 Returns After Taxes on           %            %             %
 Distributions and Sale of
  Fund Shares/2/
RUSSELL 1000 (Reg. TM)            %            %             %
 VALUE INDEX/3/
 (reflects no deduction for
 expenses or taxes)

1   Institutional Class shares incepted on July 26, 2004. Performance for the
     Institutional Class shares prior to July 26, 2004, reflects the performance of the Class D shares of the C&B Large Cap Value Portfolio.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannont invest directly in an index.

 6 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

          ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
  Management Fees/1/                       0.75%
  Distribution (12b-1) Fees                0.00%
  Other Expenses/2/                        x.xx%
  TOTAL ANNUAL FUND                        X.XX%
  OPERATING EXPENSES/3/
  Fee Waivers                              x.xx%
  NET EXPENSES/4/                          0.70%

1 The management fees paid by the Fund reflect the fees charged by Funds
    Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo &
    Company.
3 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___%.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year        $           xxx
   3 Years       $           xxx
   5 Years       $           xxx
  10 Years       $           xxx

                                                      C&B LARGE CAP VALUE FUND 7

EQUITY VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Systematic Financial Management, L.P.

PORTFOLIO MANAGERS
D. Kevin McCreesh, CFA
Ronald M. Mushock, CFA

FUND INCEPTION:
8/29/2003
INSTITUTIONAL CLASS
Ticker: WLVSX

INVESTMENT OBJECTIVE
The Equity Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process to manage the portfolio's overall risk profile. We generally consider selling a stock when it has achieved its valuation target, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Active Trading Risk
   o  Counter-Party Risk
   o  Derivatives Risk
   o  Foreign Investment Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 8 EQUITY VALUE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


  Calendar Year Total
    Returns for the
Institutional Class/1/
 as of 12/31 each year
 2004        2005       2006
15.27%      10.36%      %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                      1 YEAR        LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes              %              %
  Returns After Taxes on            %              %
  Distributions/2/
  Returns After Taxes on            %              %
Distributions and Sale of
  Fund Shares/2/
 RUSSELL 1000 (Reg. TM)             %              %
  VALUE INDEX/3/
  (reflects no deduction for
  expenses or taxes)

1 Institutional Class shares incepted on August 31, 2006. Performance shown reflects the performance of the Fund's Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannont invest directly in an index.

                                                             EQUITY VALUE FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                       0.75%
  Distribution (12b-1) Fees                0.00%
  Other Expenses/2/                        x.xx%
  TOTAL ANNUAL FUND                        X.XX%
  OPERATING EXPENSES/3/
  Fee Waivers                              x.xx%
  NET EXPENSES/4/                          0.75%

1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests. The following advisory fee schedule is charged to the master portfolio based on the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next
     $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses are based on estimates for the current fiscal year and may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___%.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year        $           xxx
   3 Years       $           xxx
   5 Years       $           xxx
  10 Years       $           xxx

 10 EQUITY VALUE FUND

GROWTH EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

FUND INCEPTION:
4/30/1989
INSTITUTIONAL CLASS
Ticker: WGEIX

INVESTMENT OBJECTIVE
The Growth Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portoflio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations.

We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Currency Risk
   o  Derivatives Risk
   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  Growth Style Investment Risk
   o  Issuer Risk

   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Small Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                           GROWTH EQUITY FUND 11

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of the Fund's assets across different master portfolios. Please see "Master/Gateway StructureSM" for more information on these master portfolios.

 INVESTMENT STYLE/PORTFOLIOS     ALLOCATION                    SUB-ADVISER
 Large Cap Growth Style               35.00%
  Disciplined Growth                                 5.00%     Smith Asset Management Group, L. P.
  Portfolio
  Large Company Growth                              30.00%     Peregrine Capital Management, Inc.
  Portfolio
 Small Cap Style                      35.00%
  Small Cap Index Portfoli  o                       11.67%     Wells Capital Management Incorporated
  Small Company Growth                              11.67%     Peregrine Capital Management, Inc.
  Portfolio
  Small Company Value                                1.16%     Peregrine Capital Management, Inc.
  Portfolio
  Strategic Small Cap                               10.50%     Wells Capital Management Incorporated
  Value Portfolio
 International Style                  30.00%
  International Core                                 7.50%     New Star Institutional Managers
  Portfolio
  International Growth                               7.50%     Artisan Partners Limited Partnership
  Portfolio
  International Index                                7.50%     SSgA Funds Management
  Portfolio
  International Value                                7.50%     LSV Asset Management
  Portfolio

 TOTAL FUND ASSETS                   100.00%

 12 GROWTH EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


           Calendar Year Total Returns for the Institutional Class/1/
                              as of 12/31 each year
1997     1998     1999     2000     2001      2002      2003     2004     2005    2006
20.09%   16.50%   25.72%   -0.07%   -14.19%   -21.56%   33.94%   11.93%   8.10%   %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                     1 YEAR       5 YEARS       10 YEARS
INSTITUTIONAL CLASS/1/
 Returns Before Taxes             %            %             %
 Returns After Taxes on           %            %             %
 Distributions/2/
 Returns After Taxes on           %            %             %
Distributions and Sale of
 Fund Shares/2/
 S&P 500 (Reg. TM) INDEX/3/       %            %             %
 (reflects no deduction for
  expenses or taxes)
GROWTH EQUITY COMPOSITE           %            %             %
 INDEX/4/
  (reflects no deduction for
   expenses or taxes)

1 Institutional Class shares incepted on April 11, 2005. Performance shown for periods prior to April 11, 2005, reflects the performance of the Fund's Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannont invest directly in an index.
4    The Growth Equity Composite Index is weighted 35% in the Russell 1000 (Reg.
     TM) Growth Index, 35% in the Russell 2000 (Reg. TM) Index, and 30% in the MSCI EAFE (Reg. TM) Index. You cannot invest directly in an index.

                                                           GROWTH EQUITY FUND 13

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

        ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets)
  Management Fees/1/                     0.96%
  Distribution (12b-1) Fees              0.00%
  Other Expenses/2/                      x.xx%
  Master Portfolios Fees and             x.xx%
  Expenses
  TOTAL ANNUAL FUND                      X.XX%
  OPERATING EXPENSES/3/
  Fee Waivers                            x.xx%
  NET EXPENSES/4/                        1.05%

1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolios in which the Fund invests. Management fees for the Fund are based on a blended rate of the advisory fees charged to the master portfolios in which the Fund invests, plus an additional 0.25% asset allocation fee.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolios in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___%.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                    $xxx
   3 Years                   $xxx
   5 Years                   $xxx
  10 Years                   $xxx

 14 GROWTH EQUITY FUND

LARGE CAP APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cadence Capital Management, LLC

PORTFOLIO MANAGERS
William B. Bannick, CFA
Robert L. Fitzpatrick, CFA
Mike Skillman

FUND INCEPTION:
8/31/2001
INSTITUTIONAL CLASS
Ticker: WFASX

INVESTMENT OBJECTIVE
The Large Cap Appreciation Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Cap Appreciation Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In making investment decisions for the Fund, we consider companies in the Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets (earnings surprise) and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Fund. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the portfolio has become excessive in our view. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                  LARGE CAP APPRECIATION FUND 15

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 16 LARGE CAP APPRECIATION FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


Calendar Year Total Returns for the
      Institutional Class/1/
       as of 12/31 each year
2002      2003     2004     2005    2006
-23.69%   27.66%   12.13%   9.10%   %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                     1 YEAR       5 YEARS       LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes            %             %              %
  Returns After Taxes on          %             %              %
  Distributions/2/
  Returns After Taxes on          %             %              %
Distributions and Sale of
  Fund Shares/2/
 RUSSELL 1000 (Reg. TM)           %             %              %
  GROWTH INDEX/3/
  (reflects no deduction for
  expenses or taxes)

1 Institutional Class shares incepted on August 31, 2006. Performance shown reflects the the performance of the Fund's Administrator Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannont invest directly in an index.

                                                  LARGE CAP APPRECIATION FUND 17

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
   OFFERING PRICE)
  Maximum deferred sales                  None
   charge (load)
  (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
 EXPENSES
 (expenses that are deducted
  from Fund assets)
  Management Fees/1/                    0.70%
  Distribution (12b-1) Fees             0.00%
  Other Expenses/2/                     x.xx%
  TOTAL ANNUAL FUND                     X.XX%
  OPERATING EXPENSES/3/
  Fee Waivers                           x.xx%
  NET EXPENSES/4/                       0.70%

1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolios in which the Fund invests. 0.70% for the first $1 billion; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses are based on estimates for the current fiscal year and may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                     $xxx
   3 Years                    $xxx
   5 Years                    $xxx
   10 Years                   $xxx

 18 LARGE CAP APPRECIATION FUND

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
John S. Dale, CFA
Gary E. Nussbaum, CFA

FUND INCEPTION:
12/31/1982
INSTITUTIONAL CLASS
Ticker: WLCSX

INVESTMENT OBJECTIVE
The Large Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

o up to 20% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                    LARGE COMPANY GROWTH FUND 19

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 20 LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


           Calendar Year Total Returns for the Institutional Class/1/
                             as of 12/31 each year
1997     1998     1999     2000     2001      2002      2003     2004    2005    2006
33.35%   48.01%   33.21%   -3.62%   -21.58%   -28.11%   26.77%   3.37%   5.95%   %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                     1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
Distributions and Sale of
  Fund Shares/2/
 RUSSELL 1000 (Reg. TM)            %            %             %
  GROWTH INDEX/3/
  (reflects no deduction for
  expenses or taxes)

1 Institutional Class shares incepted on June 30, 2004. Performance for the Institutional Class shares prior to June 30, 2004, reflects the performance of the Fund's Administrator Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannont invest directly in an index.

                                                    LARGE COMPANY GROWTH FUND 21

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

        ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                    0.68%
  Distribution (12b-1) Fees             0.00%
  Other Expenses/2/                     x.xx%
  TOTAL ANNUAL FUND                     X.XX%
  OPERATING EXPENSES/3/
  Fee Waivers                           x.xx%
  NET EXPENSES/4/                       0.75%

1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___%.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                    $xxx
   3 Years                   $xxx
   5 Years                   $xxx
  10 Years                   $xxx

 22 LARGE COMPANY GROWTH FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.

ACTIVE TRADING RISK           Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK            When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                              Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                              Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

CURRENCY RISK                 A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

DERIVATIVES RISK              The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                              For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value, or payments, are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 23

EMERGING MARKETS RISK         Emerging markets are markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International
                              Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-
                              developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries. Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

FOREIGN INVESTMENT RISK       Foreign securities are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Direct investment in foreign securities denominated in a foreign currency involves exposure to fluctuations in foreign currency exchange rates which may reduce the value of an investment made in a security dominated in that foreign currency; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets. Foreign securities also include American Depository Receipts
                              (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global
                              Depositary Receipts (GDRs). ADRs, EDRs and GDRs are depository receipts for foreign company stocks issued by a bank and held in trust at that bank, which entitle the owner to any capital gains or dividends. ADRs are U.S. dollar denominated, and EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. ADRs, EDRs and GDRs are subject to the same risks as other foreign securities.

GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Their prices may be more volatile than those of other types of stocks, particularly over the short term. Growth stocks may be more expensive relative to their current earnings or assets compared to the values or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall.

ISSUER RISK                   The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

 24 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

SMALL COMPANY SECURITIES      Securities of small companies tend to be more volatile and less liquid than larger company
RISK                          stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 25

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended September 30, 2006.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

 26 ORGANIZATION AND MANAGEMENT OF THE FUNDS

The following portfolio managers are responsible for determining the asset allocation of the Growth Equity Fund's investments in various master portfolios.

THOMAS C. BIWER, CFA          Mr. Biwer is jointly responsible for managing the Growth Equity Fund, which he has
Growth Equity Fund            managed since 2005. Mr. Biwer joined Funds Management in 2005 as a portfolio manager and a member of the Asset Allocation Team. He participates in determining the asset allocations of the Fund's investments in various master portfolios. Prior to joining Funds Management, Mr. Biwer served as an investment manager and portfolio strategist for the STRONG ADVISOR service since 1999. Education: B.S. and M.B.A., University of Illinois.

CHRISTIAN L. CHAN, CFA        Mr. Chan is jointly responsible for managing the Growth Equity Fund, which he has
Growth Equity Fund            managed since 2005. Mr. Chan joined Funds Management in 2002 as a member of the
                              Asset Allocation Team and Investment Team. He participates in determining the asset allocations of the Fund's investments in various master portfolios. Prior to joining
                              Funds Management, Mr. Chan served as a director in the Investments Department at
                              mPower Advisors, LLC from 1999 to 2001. Education: B.A., American Studies, University
                              of California at Los Angeles.

ANDREW OWEN, CFA              Mr. Owen is jointly responsible for managing the Growth Equity Fund, which he has
Growth Equity Fund            managed since 2005. Mr. Owen joined Funds Management in 1996 as a member of the
                              Asset Allocation Team and head of the Investments Team. He participates in determining the asset allocations of the Fund's investments in various master portfolios. Education: B.A., University of Pennsylvania; M.B.A., University of Michigan.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios. Except for the Growth Equity Fund, sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 27


=============================
CADENCE CAPITAL MANAGEMENT, LLC (Cadence), located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Fund. Accordingly, Cadence is responsible for the day-to-day investment management activities of the Large Cap Appreciation Fund. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors.

WILLIAM B. BANNICK, CFA       Mr Bannick is jointly responsible for managing the Large Cap Appreciation Fund, which
Large Cap Appreciation Fund   he has managed since 2003. Mr. Bannick is Chief Investment Officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1992 as a Senior
                              Portfolio Manager and was later promoted to Managing Director. Education: B.S.,
                              Physics, University of Massachusetts; M.B.A., Finance, Boston University.

ROBERT L. FITZPATRICK, CFA    Mr. Fitzpatrick is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2004. Mr. Fitzpatrick joined Cadence in 1999 as a Senior
                              Analyst covering the computer hardware side of the Technology industry. He was promoted in 2004 to Portfolio Manager jointly managing all client portfolios.
                              Education: B.A., Psychology and Government, Dartmouth College; M.B.A., Wharton
                              School of Business.

MIKE SKILLMAN                 Mr. Skillman is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2007. (Complete biography to come.)


=============================
COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street,
Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Fund. Accordingly,
Cooke & Bieler is responsible for the day-to-day investment management activities of the C&B Large Cap Value Fund.
Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

KERMIT S. ECK, CFA            Mr. Eck is jointly responsible for managing the C&B Large Cap Value Fund, which he has
C&B Large Cap Value Fund      managed since 1997. Mr. Eck joined Cooke & Bieler in 1992 and currently serves as a
                              Partner, Portfolio Manager and Research Analyst since _____ (year). Education: B.S.,
                              Computer Science, Montana State University; M.B.A., Stanford University.

DAREN C. HEITMAN, CFA         Mr. Heitman is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund      he has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005 as a portfolio manager. Before joining Cooke & Bieler, Mr. Heitman was with Schneider Capital
                              Management as a senior analyst from 2000 until 2005. Education: B.S., Finance, Iowa
                              State University; M.B.A., University of Chicago.

MICHAEL M. MEYER, CFA         Mr. Meyer is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1993. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst since __________ (year). Education:
                              B.A., Economics, Davidson College; M.B.A., The Wharton School of Business.

JAMES R. NORRIS               Mr. Norris is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1998. Mr. Norris joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst since _____ (year). Education: B.S.,
                              Management, Guilford College; M.B.A., University of North Carolina.

 28 ORGANIZATION AND MANAGEMENT OF THE FUNDS

EDWARD W. O'CONNOR, CFA    Mr. O'Connor is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund   he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002 where he is currently a Partner, Portfolio Manager and Research Analyst since ________(year). Prior to joining Cooke & Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout. Education: B.A., Economics and Philosophy, Colgate University;
                           M.B.A., University of Chicago.

R. JAMES O'NEIL, CFA       Mr. O'Neil is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1990. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a Partner, Portfolio Manager and Research Analyst since ______(year). Education: B.A.,
                           Economics, Colby College; M.B.A., Harvard School of Business.

MEHUL TRIVEDI, CFA         Mr. Trivedi is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1998. He joined Cooke & Bieler in 1998 where he is currently a
                           Partner, Portfolio Manager and Research Analyst since _______(year). Education: B.A.,
                           International Relations, University of Pennsylvania; B.S., Economics, Wharton School of
                           Business; M.B.A., Wharton School of Business.


=============================
PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), a wholly owned subsidiary of Wells Fargo & Company, located at 800
LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth Fund.
Accordingly, Peregrine is responsible for the day-to-day investment management activites of the Fund. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments.

JOHN S. DALE, CFA             Mr. Dale is jointly responsible for managing the Large Company Growth Fund, which
Large Company Growth Fund     he has managed since 1983. Mr. Dale joined Peregrine in 1987 as a Senior Vice
                              President and Portfolio Manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Education: B.A., Marketing, University of
                              Minnesota.

GARY E. NUSSBAUM, CFA         Mr. Nussbaum is jointly responsible for managing the Large Company Growth Fund,
Large Company Growth Fund     which he has managed since 1990. Mr. Nussbaum joined Peregrine in 1990 as a Vice
                              President and Portfolio Manager where he has managed large company growth portfolios. Education: B.A., Finance, University of Wisconsin; M.B.A., University of
                              Wisconsin.


=============================
SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck,
NJ 07666, is the investment sub-adviser for the Equity Value Fund. Accordingly, Systematic is responsible for the day-to-day investment management activities of the Equity Value Fund. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

D. KEVIN MCCREESH, CFA        Mr. McCreesh is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund             managed since 2003. Mr. McCreesh joined Systematic in 1996. He is a senior portfolio manager and co-manages the firm's large and small/mid cap portfolios. Education: B.S.,
                              Geology, University of Delaware; M.B.A., Drexel University. Mr. McCreesh is a member of the Association for Investment Management and Research (AIMR) and the New York
                              Society of Security Analysts (NYSSA).

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 29

RONALD M. MUSHOCK, CFA        Mr. Muschock is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund             managed since 2003. Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He currently co-manages the firm's large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Education: B.S., Finance, Seton Hall University; M.B.A., New
                              York University. Mr. Mushock is a member of the AIMR and the NYSSA.

========================

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the the C&B Large Cap Value Fund, Equity Value Fund, Large Cap Appreciation Fund and Large Company Growth Fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of each Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway funds, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as each gateway Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Equity Value Fund, Growth Equity Fund and Large Company Growth Fund have a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which each gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the C&B Large Cap Value Fund and the Equity Value Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 30 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 31

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

 32 PRICING FUND SHARES

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $100 million in plan assets;

o Broker-dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $100 million and trade via omnibus accounts;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee, have program assets of at least $100 million and trade via omnibus accounts;

o  Internal Revenue Code Section 529 college savings plan accounts;

o Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/);

o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $5 million in a Fund;
and

o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.

 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                             ----------------------------------------------- ------------------------------------
 SHARES DIRECTLY
---------------------------
 Through Your Investment     Contact your investment representative           Contact your investment
                             -----------------------------------------------  representative
 Representative                                                               ------------------------------------
---------------------------                                                   To buy additional shares or to buy
 By Telephone or Internet    A new account may not be opened by
---------------------------  telephone or internet unless the institution     shares in a new Fund:
                             has another Wells Fargo Advantage Fund         o Call Investor Services at 1-800-
                             account. If the institution does not currently   222-8222 or
                             have an account, contact your investment       o Call 1-800-368-7550 for the
                              representative.                                 automated phone system or
                                                                            o visit our Web site at
                             -----------------------------------------------  www.wellsfargo.com/
                                                                              advantagefunds
                                                                              ------------------------------------


                                                            HOW TO BUY SHARES 33

INSTITUTIONS PURCHASING
              OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
             ----------------------------------------------- ---------------------------------------
 SHARES DIRECTLY
----------------------------------------------------------------------------------------------------
 By Wire
------------
             o Complete and sign the Institutional Class     To buy additional shares, instruct
               account application                           your bank or financial institution to
                                                             use the same wire instructions
             o Call Investor Services at 1-800-222-8222 for  shown to the left.
               faxing instructions
             o Use the following wiring instructions:        --------------------------------------
               State Street Bank & Trust
               Boston, MA
               Bank Routing Number: ABA 011000028
               Wire Purchase Account: 9905-437-1
               Attention: WELLS FARGO ADVANTAGE FUNDS
               (Name of Fund, Account
               Number )
               Account Name: Provide your
               name as registered on the
               Fund account

             -----------------------------------------------
 In Person   Investors are welcome to visit the Investor     See instructions shown to the left.
             Center in person to ask questions or conduct
             any Fund transaction. The Investor Center is
             located at 100 Heritage Reserve, Menomonee
             Falls, Wisconsin 53051.

--------------------------------------------------------------------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Institutional Class shares on your behalf, you should understand the following:

o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Institutional Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

 34 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Institutional Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

 INSTITUTIONS SELLING SHARES   TO SELL SOME OR ALL OF YOUR SHARES
----------------------------- ---------------------------------------------------------------------
  DIRECTLY
-----------------------------
 Through Your Investment       Contact your investment representative
---------------------------------------------------------------------------------------------------
  Representative
-----------------------------
 By Telephone /                o To speak with an investor services representative 1-800-222-
 Electronic Funds Transfer       8222 or use the automated phone system 1-800-368-7550.
-----------------------------
(EFT)
-----------------------------
                              o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                market funds, and next day for all other WELLS FARGO ADVANTAGE
                                FUNDS.
                              o Transfers made to a Wells Fargo Bank Account are made
                                available sooner than transfers to an unaffiliated institution.
                              o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                              NOTE: Telephone transactions such as redemption requests
                              made over the phone generally require only one of the
                              account owners to call unless you have instructed us
                              otherwise.
                              -----
 By Wire                      o To arrange for a Federal Funds wire, call 1-800-222-8222.
-----------------------------
                              o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                              o Redemption proceeds are usually wired to the financial
                                intermediary the following business day.
                              ---------------------------------------------------------------------
 By Internet                  Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------- ---------------------------------------------------------------------
 In Person                    Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                              53051.

-----------------------------------

GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o RIGHT TO DELAY PAYMENT. We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers.

                                                           HOW TO SELL SHARES 35

     Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

   o REDEMPTION IN KIND. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

 36 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
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Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to

                                                       HOW TO EXCHANGE SHARES 37
discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

 38 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
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ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords

                                                             ACCOUNT POLICIES 39
confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 40 ACCOUNT POLICIES

DISTRIBUTIONS
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The Funds make distributions of any net investment income and any realized net capital gains annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

TAXES
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The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Under recently enacted legislation, this reduced rate of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 41

MASTER/GATEWAY/SM/ STRUCTURE
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Each Fund is a gateway fund in a MASTER/GATEWAY/SM/ structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the Master Portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 C&B LARGE CAP VALUE            INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
  PORTFOLIO                     (current income and capital appreciation), consistent with minimizing risk to principal.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

 42 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DISCIPLINED GROWTH PORTFOLIO   INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the common stock of larger companies that, in our view, possess above-average potential for growth. We invest in a portfolio of securities with an average market capitalization greater than
                                $5 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We seek to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that we have identified. We attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals or when we wish to take advantage of a better opportunity. Our sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced.
                                Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process.
 EQUITY VALUE PORTFOLIO          INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                In making investment decisions for the Portfolio, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund.
                                Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process to manage the Portfolio's overall risk profile. We generally consider selling a stock when it has achieved its valuation target, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 43

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

 INTERNATIONAL CORE PORTFOLIO   INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of non-
                                U.S companies with strong growth potential and that offer good relative values.
                                These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We follow a two-phase investment process. In the first phase, we conduct bottom-
                                up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA)
                                methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.

 INTERNATIONAL GROWTH           INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO                     PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We use a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that we believe present accelerating growth prospects. Company visits are a key component of our investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
                                Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that we believe may lead to sustained earnings growth. We pay careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or we choose to take advantage of a better opportunity.

 44 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

 INTERNATIONAL INDEX            INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of an
  PORTFOLIO                     international portfolio of common stocks represented by the Morgan Stanley
                                Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index," or
                                the "Index"), before expenses.
                                PRINCIPAL INVESTMENT STRATEGIES: We consider investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index.
                                Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and our investment results, before expenses. This correlation is sought regardless of market conditions.
                                A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. Our ability to track the performance of the MSCI
                                EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. We use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. We regularly monitor the Portfolio's correlation to the MSCI
                                EAFE Index and adjust the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment.

 INTERNATIONAL VALUE            INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO                     PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of
                                non-U.S. companies. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We invest in equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark).

                                                 MASTER/GATEWAY/SM/ STRUCTURE 45

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

 LARGE CAP APPRECIATION         INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                      PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                In making investment decisions for the Portfolio, we consider companies in the
                                Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets (earnings surprise) and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the Portfolio has become excessive in our view. We may actively trade portfolio securities.
 LARGE COMPANY GROWTH            INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                      PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                                10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                                capitalization companies as those with market capitalizations of $3 billion or more.
                                We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                                dominance in their niche or industry; low cost producers; low levels of leverage;
                                potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

 46 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

 SMALL CAP INDEX PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                                Standard & Poor's Small Cap 600 Composite Stock Price Index (S&P 600 Small Cap
                                Index), before expenses.
                                PRINCIPAL INVESTMENT STRATEGIES: We generally execute portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. We invest cash received from portfolio security dividends or investments in the Portfolio, and raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the
                                Portfolio's performance can be expected to approximate but not equal that of the
                                S&P 600 Small Cap Index, before expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
 SMALL COMPANY GROWTH            INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                      PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in foreign securities through
                                ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 47

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

 SMALL COMPANY VALUE            INVESTMENT OBJECTIVE: The Portfolio seeks to provide long-term capital
  PORTFOLIO                     appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 Index. The market capitalization range of the Russell 2000 Index was $xx million to $xx billion, as of
                                September xx, 2006, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.

 48 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

 STRATEGIC SMALL CAP VALUE      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation by
 PORTFOLIO                      investing primarily in small capitalization securities.
                                PRINICIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500 Index. The market capitalization range of the Russell 2500 Index was $xx million to $xx billion, as of September xx,
                                2006, and is expected to change frequently. The Portfolio may invest in securities of foreign companies directly and through ADRs and similar investments. The Portfolio may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We utilize several different "strategic" small cap value investment styles to pursue the Portfolio's objective.
                                A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-
                                term prospects of companies. To identify these opportunities, we follow a bottom-
                                up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security it is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.
                                Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 49

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

 STRATEGIC SMALL CAP VALUE      The final portion of the Portfolio's assets is invested in companies based on a
 PORTFOLIO (CONTINUED)          disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.
                                Because the Portfolio's assets are managed by multiple portfolio managers within the Portfolio using different investment styles as described above, the Fund could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.
                                We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.

=============================

ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Growth Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.

=============================

CADENCE is the investment sub-adviser for the Large Cap Appreciation Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. For additional information regarding Cadence, see "The Sub-Advisers and Portfolio Managers" sub-section.

=============================

COOKE & BIELER is the investment sub-adviser for the C&B Large Cap Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Cooke & Bieler, see "The Sub-Advisers and Portfolio Managers" sub-section.

 50 MASTER/GATEWAY/SM/ STRUCTURE

LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

=============================

NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Core Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.

=============================

PEREGRINE is the investment sub-adviser for the Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Peregrine, see "The Sub-Advisers and Portfolio Managers" sub-section.

=============================

SMITH ASSET MANAGEMENT GROUP, L.P. (Smith Group), located at 100 Crescent Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.

=============================

SYSTEMATIC is the investment sub-adviser for the Equity Value Portfolio in which certain funds invest substantially all or a portion of their assets. For additional information regarding Wells Capital Management, see "The Sub-Advisers and Portfolio Managers" sub-section.

==============================

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Strategic Small Cap Value Portfolio and the Small Cap Index Portfolio in which certain gateway funds invest substantially all or a portion of their assets. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 51

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.

C&B LARGE CAP VALUE FUND
INSTITUTIONAL CLASS SHARES-COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period

                                         SEPT. 30,             OCT. 31,
 FOR THE PERIOD ENDED:                 2005/1/                2004
 NET ASSET VALUE, BEGINNING                $8.28                 $8.01
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
  (loss)                                 0.09/2/                  0.02
  Net realized and
   unrealized gain (loss)
   on investments                           0.41                  0.25
                                   -------------           -----------
  Total from investment
   operations                               0.50                  0.27
                                   -------------           -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.04)                 0.00
  Distributions from net                   (0.07)                 0.00
  realized gain
                                   -------------           -----------
    Total from distributions               (0.11)                 0.00
                                   -------------           -----------
 NET ASSET VALUE, END OF PERIOD            $8.67                 $8.28
                                   =============           ===========
   TOTAL RETURN/3/                          6.05%                 3.37%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period              $63,303               $15,030
  (000s)
  Ratios to average net assets:/4/
  Ratio of expenses to                      0.70%/5/              0.70%
   average net assets
   Ratio of net investment
   income (loss) to
   average net assets                       1.14%                 0.91%
  Portfolio turnover rate/6/                  25%                   30%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed
   expenses./4,7/                           0.90%/5/              1.22%

1    In 2005, the Fund changed its fiscal year-end from October 31 to September
     30.
2    Calculated based upon average shares outstanding.
3 Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4    Ratios shown for periods of less than one year are annualized.
5 Includes net expenses allocated from themaster portfolio(s) in which the Fund invests.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 52 FINANCIAL HIGHLIGHTS

EQUITY VALUE FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON AUGUST 29, 2003
For a share outstanding throughout each period

                                    SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:               2005             2004              2003
 NET ASSET VALUE, BEGINNING           $11.51            $9.82           $10.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)       0.08/1/             0.05             0.00
  Net realized and
unrealized gain (loss)
   on investments                       2.38             1.65            (0.18)
                                  ----------        ---------        ---------
  Total from investment
   operations                           2.46             1.70            (0.18)
                                  ----------        ---------        ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.01)           (0.01)            0.00
  Distributions from net
   realized gain                        0.00             0.00             0.00
                                  ----------        ---------        ---------
  Total distributions                  (0.01)           (0.01)            0.00
                                  ----------        ---------        ---------
 NET ASSET VALUE, END OF PERIOD       $13.96           $11.51            $9.82
                                  ==========       ==========        =========
 TOTAL RETURN/2/                       21.40%           17.30%           (1.80)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $63,194             $366              $10
  (000s)
  Ratios to average net assets:/3/
  Ratio of expenses to                  1.00%            1.00%            1.00%
  average net assets/4/
  Ratio of net investment
   income (loss) to
   average net assets                   0.67%            0.77%           (0.33)%
  Portfolio turnover rate/5/             145%             122%               3%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed expenses/3,4,6/           2.04%            9.22%          211.67%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3    Ratios shown for periods of less than one year are annualized.
4 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 53

GROWTH EQUITY FUND
INSTITUTIONAL CLASS SHARES-COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period

                                              SEPT. 30,
 FOR THE PERIOD ENDED:                   2005/1/
 NET ASSET VALUE, BEGINNING                     $28.50
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                        0.03/2/
  (loss)
  Net realized and
   unrealized gain on
   investments                                    2.66
                                   -------------------
  Total from investment operations                2.69
                                   -------------------
 LESS DISTRIBUTIONS:
  Distributions from net
  investment income                               0.00
  Distributions from net
  realized gain                                   0.00
                                   -------------------
  Total distributions                             0.00
                                   -------------------
 NET ASSET VALUE, END OF PERIOD                 $31.19
                                   ===================
   TOTAL RETURN/3/                                9.44%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                   $131,489
  (000s)
  Ratios to average net assets:/4/
  Ratio of expenses to                            1.05%
  average net assets/5/
  Ratio of net investment
  income (loss) to
   average net assets                             0.19%
  Portfolio turnover rate/6/                        50%
   Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed expenses/4,5,7/                     1.12%

1 For the period from April 11, 2005 (commencement of Class) to September 30, 2005.
2    Calculated based upon average shares outstanding.
3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4    Ratios shown for periods of less than one year are annualized.
5 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
6 Portfolio turnover rate represents the activity from the Fund's investment in multiple master portfolios.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 54 FINANCIAL HIGHLIGHTS

LARGE CAP APPRECIATION FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON AUGUST 31, 2001
For a share outstanding throughout each period

                                   SEPT. 30,       SEPT. 30,       SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:               2005            2004            2003             2002             2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                           $9.87            $8.96          $7.55            $9.53           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income             0.06/1/          0.02/1/           0.00             0.00             0.01
  (loss)
  Net realized and unrealized
   gain (loss) on investments          1.87             0.89           1.41            (1.98)           (0.48)
                                  ---------        ---------        -------          -------         --------
  Total from investment
   operations                          1.93             0.91           1.41            (1.98)           (0.47)
                                  ---------        ---------        -------          -------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.04)            0.00           0.00             0.00             0.00
  Distributions from net
   realized gain                      (0.12)            0.00           0.00             0.00             0.00
                                  ---------        ---------        -------          -------         --------
  Total distributions                 (0.16)            0.00           0.00             0.00             0.00
                                  ---------        ---------        -------          -------         --------
 NET ASSET VALUE, END OF PERIOD      $11.64            $9.87          $8.96            $7.55            $9.53
                                  =========        =========        =======          =======         ========
   TOTAL RETURN/2/                      19.70%           10.16%         18.68%          (20.78)%          (4.70)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $18,060          $14,830        $16,905           $4,155              $10
  Ratios to average net assets:/3/
  Ratio of expenses to average
   net assets/4/                       1.00%            1.00%          0.95%            0.95%            0.86%
  Ratio of net investment
   income (loss) to average
   net assets                          0.56%            0.12%         (0.06)%           0.05%            1.00%
  Portfolio turnover rate/5/            133%             149%           153%             123%              10%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4,6/                     1.16%            1.08%          1.61%            5.81%            0.86%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3    Ratios shown for periods of less than one year are annualized.
4 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
6 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 55

LARGE COMPANY GROWTH FUND
INSTITUTIONAL CLASS SHARES-COMMENCED ON JUNE 30, 2004
For a share outstanding throughout each period

                                       SEPT. 30,              SEPT. 30,
 FOR THE PERIOD ENDED:                 2005                   2004
 NET ASSET VALUE, BEGINNING              $42.75                 $44.93
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.24/1/                  (0.02)/1/
  (loss)
  Net realized and
  unrealized gain (loss)
   on investments                          4.44                  (2.16)
                                   ------------           ---------------
  Total from investment operations         4.68                  (2.18)
                                   ------------           ---------------
   LESS DISTRIBUTIONS:
  Distributions from net
  investment income                       (0.16)                  0.00
  Distributions from net                   0.00                   0.00
  realized gain
  Distributions in excess of
  realized gain                            0.00                   0.00
                                   ------------           ---------------
  Total distributions                     (0.16)                  0.00
                                   ------------           ---------------
 NET ASSET VALUE, END OF PERIOD          $47.27                 $42.75
                                   ============           ===============
   TOTAL RETURN/2/                        10.96%                 (4.85)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period            $104,469                $52,884
  (000s)
  Ratios to average net assets:/3/
  Ratio of expenses to                     0.75%                  0.75%
  average net assets/4/
  Ratio of net investment
   income (loss) to
   average net assets                      0.53%                 (0.04)%
  Portfolio turnover rate/5/                 18%                    14%
   Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed expenses/3,4,6/              0.82%                  0.85%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3    Ratios shown for periods of less than one year are annualized.
4 Includes net expenses allocated from the master portfolio in which the Fund invests.
5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements

 56 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]


FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]


                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                            105FAM/P1003 (10-06)
                                                                  RT527020 10-06
                                                          ICA Reg. No. 811-09253
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]





[GRAPHIC APPEARS HERE]



                                FEBRUARY 1, 2007




                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDSSM -  EQUITY GATEWAY FUNDS

C&B Large Cap Value Fund


Diversified Equity Fund


Diversified Small Cap Fund


Emerging Growth Fund


Equity Income Fund


Equity Value Fund


Growth Equity Fund

Index Fund


Large Cap Appreciation Fund


Large Company Growth Fund


Small Company Growth Fund


Small Company Value Fund


Strategic Small Cap Value Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                              3
C&B Large Cap Value Fund                          4
Diversified Equity Fund                           8
Diversified Small Cap Fund                       12
Emerging Growth Fund                             16
Equity Income Fund                               20
Equity Value Fund                                24
Growth Equity Fund                               27
Index Fund                                       31
Large Cap Appreciation Fund                      34
Large Company Growth Fund                        38
Small Company Growth Fund                        42
Small Company Value Fund                         46
Strategic Small Cap Value Fund                   50
Description of Principal Investment Risks        53




--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



About Wells Fargo Funds Trust                          56
The Investment Adviser and Portfolio Managers          56
The Sub-Advisers and Portfolio Managers                57
Dormant Investment Advisory Arrangements               65
Dormant Multi-Manager Arrangement                      65




--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES


Pricing Fund Shares       66
How to Buy Shares         68
How to Sell Shares        70
How to Exchange Shares    72
Account Policies          74




--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS


Distributions                  76
Taxes                          76
Master/Gateway/SM/ Structure   77
Financial Highlights           88
For More Information
Back Cover





Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;


o  how we intend to invest your money; and


o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Funds, except for the Emerging Growth Fund, concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.


--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION
This section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY STRUCTURE
The Funds are gateway funds in a Master/Gateway structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.


                                                          KEY FUND INFORMATION 3

C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Cooke & Bieler, L.P.



PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA



FUND INCEPTION:
5/15/1990
ADMINISTRATOR CLASS
Ticker: CBLLX

INVESTMENT OBJECTIVE
The C&B Large Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the C&B Large Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 4 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                      C&B LARGE CAP VALUE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


Effective July 23, 2004, the Wells Fargo Advantage C&B Large Cap Value Fund was organized as the successor fund to the C&B Large Cap Value Portfolio.


[GRAPHIC APPEARS HERE]




                          Calendar Year Total Returns for the Administrator Class/1/
                                             as of 12/31 each year
 1997       1998       1999        2000       2001         2002        2003        2004       2005       2006
27.98%      8.04%      2.06%      19.49%      6.59%       -10.89%     33.46%      12.56%      0.52%      %




         BEST AND WORST QUARTER
  Best Quarter:       QX    xxxx      %
  Worst Quarter:      QX    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                                                          1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                  %            %             %
  Returns After Taxes on Distributions/2/                               %            %             %
  Returns After Taxes on Distributions and Sale of Fund Shares/2/       %            %             %
  RUSSELL 1000 (Reg. TM)VALUE INDEX/3/                                  %            %             %

  (reflects no deduction for expenses or taxes)


1 Administrator Class shares incepted on July 26, 2004. Performance of the Fund prior to July 26, 2004, reflects the performance of the Fund's Class D shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannont invest directly in an index.


 6 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                        None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)

  Maximum deferred sales charge (load)        None
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT PURCHASE)


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                       0.75%
  Distribution (12b-1) Fees                0.00%
  Other Expenses/2/                        x.xx%
  TOTAL ANNUAL FUND                        X.XX%
  OPERATING EXPENSES/3/
  Fee Waivers                              x.xx%
  NET EXPENSES/4/                          0.95%

1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___%.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year               $    xxx
   3 Years              $    xxx
   5 Years              $    xxx
  10 Years              $    xxx


                                                      C&B LARGE CAP VALUE FUND 7

DIVERSIFIED EQUITY FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA



FUND INCEPTION:
12/31/1988
ADMINISTRATOR CLASS
Ticker: NVDEX

INVESTMENT OBJECTIVE
The Diversified Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" equity investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portoflio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations.


We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Currency Risk
   o  Derivatives Risk
   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  Index Tracking Risk
   o  Issuer Risk

   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Small Company Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 8 DIVERSIFIED EQUITY FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of the Fund's assets across different master portfolios. Please see "Master/Gateway StructureSM" for more information on these master portfolios.



 INVESTMENT STYLE/PORTFOLIOS     ALLOCATION                    SUB-ADVISER
 Large Cap Value Style                25.00%
  Equity Income Portfolio                            8.33%     Wells Capital Management Incorporated
  Equity Value Portfolio                             8.34%     Systematic Financial Management, L.P.
  C&B Large Cap Value                                8.33%     Cooke & Bieler, L. P.
  Portfolio
 Large Cap Blend Style                25.00%
  Index Portfolio                                   25.00%     Wells Capital Management Incorporated
 Large Cap Growth Style               25.00%
  Disciplined Growth                                 5.00%     Smith Asset Management Group, L. P.
  Portfolio
  Large Cap Appreciation                             2.50%     Cadence Capital Management, LLC
  Portfolio
  Large Company Growth                              17.50%     Peregrine Capital Management, Inc.
  Portfolio
 Small Cap Style                      10.00%
  Small Cap Index Portfolio                          3.34%     Wells Capital Management Incorporated
  Small Company Growth                               3.33%     Peregrine Capital Management, Inc.
  Portfolio
  Small Company Value                                0.33%     Peregrine Capital Management, Inc.
  Portfolio
  Strategic Small Cap                                3.00%     Wells Capital Management Incorporated
  Value Portfolio
 International Style                  15.00%
  International Core                                 3.75%     New Star Institutional Managers
  Portfolio
  International Growth                               3.75%     Artisan Partners Limited Partnership
  Portfolio
  International Index                                3.75%     SSgA Funds Management
  Portfolio
  International Value                                3.75%     LSV Asset Management
  Portfolio

 TOTAL FUND ASSETS                   100.00%



                                                       DIVERSIFIED EQUITY FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




               Calendar Year Total Returns for the Administrator Class/1/
                                 as of 12/31 each year
1997     1998     1999     2000     2001      2002      2003     2004     2005    2006
25.72%   22.35%   20.45%   -1.91%   -12.46%   -21.96%   29.43%   10.76%   6.52%       %




         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                                                          1 YEAR       5 YEAR       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                  %            %            %
  Returns After Taxes on Distributions/2/                               %            %            %
  Returns After Taxes on Distributions and Sale of Fund Shares/2/       %            %            %
  S&P 500 (Reg. TM) INDEX/3/                                            %            %            %
  (reflects no deduction for expenses or taxes)
  DIVERSIFIED EQUITY                                                    %            %            %
  COMPOSITE INDEX/4/
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on May 2, 1996, Class B shares incepted on May 6, 1996, and Class C shares incepted on October 1, 1998. Performance of the Fund's Class A shares prior to May 2, 1996, reflects the performance of the Fund's Administrator Class shares. Performance of the Fund's Class B shares prior to May 6, 1996, reflects the performance of the Fund's Administrator Class shares. Performance of the Fund's Class C shares prior to October 1, 1998, reflects the performance of the Fund's Administrator Class shares. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannont invest directly in an index.
4 The Diversified Equity Composite Index is weighted 25% in the Russell 1000(Copyright) Value Index, 25% in the S&P 500 Index, 25% in the Russell 1000(Copyright) Growth Index, 15% in the MSCI EAFE(Copyright) Index, and 10% in the Russell 2000(Copyright) Index. You cannot invest directly in an index.


 10 DIVERSIFIED EQUITY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge (load) imposed on purchases                      None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                  None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                             0.80%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              x.xx%
  Master Portfolio Fees and Expenses             x.xx%
  TOTAL ANNUAL FUND                              X.XX%
  OPERATING EXPENSES/3/
  Fee Waivers                                    x.xx%
  NET EXPENSES/4/                                1.00%

1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolios in which the Fund invests. Management fees for the Fund are based on a blended rate of the advisory fees charged to the master portfolios in which the Fund invests, plus an additional 0.25% asset allocation fee.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolios in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___%.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                    $xxx
   3 Years                   $xxx
   5 Years                   $xxx
  10 Years                   $xxx


                                                      DIVERSIFIED EQUITY FUND 11

DIVERSIFIED SMALL CAP FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA



FUND INCEPTION:
12/31/1997
ADMINISTRATOR CLASS
Ticker: NVDSX

INVESTMENT OBJECTIVE
The Diversified Small Cap Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests in a "multi-style" approach designed to minimize the volatility and risk of investing in equity securities of small-capitalization companies. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. We use several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. Currently, the Fund's portfolio combines the small-capitalization equity styles of several master portfolios. Small capitalization companies are defined by the individual master portfolios in which the Fund invests. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.



We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portoflio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Currency Risk
   o  Derivatives Risk
   o  Foreign Investment Risk
   o  Index Tracking Risk
   o  Issuer Risk

   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Small Company Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 12 DIVERSIFIED SMALL CAP FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of the Fund's assets across different master portfolios. Please see "Master/Gateway StructureSM" for more information on these master portfolios.



 INVESTMENT STYLE/PORTFOLIOS      ALLOCATION       SUB-ADVISER
  Small Cap Index Portfolio            33.33%      Wells Capital Management Incorporated
  Small Company Growth Portfolio       33.33%      Peregrine Capital Management, Inc.
  Small Company Value Portfolio         3.34%      Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfolio  30.00%      Wells Capital Management Incorporated
  TOTAL FUND ASSETS                   100.00%



                                                   DIVERSIFIED SMALL CAP FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




     Calendar Year Total Returns for the Administrator Class/1/
                        as of 12/31 each year
1998     1999    2000     2001    2002      2003     2004     2005    2006
-8.60%   9.85%   11.74%   2.08%   -14.55%   43.93%   19.11%   6.74%       %




         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                                                          1 YEAR       5 YEAR       LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                  %            %              %
  Returns After Taxes on Distributions/2/                               %            %              %
  Returns After Taxes on Distributions and Sale of Fund Shares/2/       %            %              %
RUSSELL 2000 (Reg. TM) INDEX/3/                                         %            %              %
  (reflects no deduction for expenses or taxes)

1 Administrator Class shares incepted on December 31, 1997. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 2000 (Reg. TM) Index measures the performance of the 2,000 smallest companies in the Russell 3000 (Reg. TM) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.


 14 DIVERSIFIED SMALL CAP FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge (load) imposed on purchases                      None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                  None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                            0.91%
  Distribution (12b-1) Fees                     0.00%
  Other Expenses/2/                             x.xx%
  Master Portfolio Fees and Expenses            x.xx%
  TOTAL ANNUAL FUND                             X.XX%
  OPERATING EXPENSES/3/
  Fee Waivers                                   x.xx%
  NET EXPENSES/4/                               1.20%

1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolios in which the Fund invests. Management fees for the Fund are based on a blended rate of the advisory fees charged to the master portfolios in which the Fund invests, plus an additional 0.25% asset allocation fee.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolios in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___%.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                    $  xxx
   3 Years                   $  xxx
   5 Years                   $  xxx
  10 Years                   $  xxx


                                                   DIVERSIFIED SMALL CAP FUND 15

EMERGING GROWTH FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Brandon M. Nelson, CFA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA



FUND INCEPTION:
1/31/2007
ADMINISTRATOR CLASS
Ticker:

INVESTMENT OBJECTIVE
The Emerging Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o At least 80% of the Fund's total assets in equity securities of small-capitalization companies; and


o up to 25% of the Fund's total assets in equity securities of foreign issuers, through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Emerging Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of small-capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures or options, as well as other derivatives, to manage risk or to enhance return.


We seek companies with robust and sustainable growth in earnings and revenue whose stock may benefit from positive revisions to earnings and revenue forecasts of Wall Street analysts. Positive revisions are important because we believe identifying and successfully anticipating those revisions can lead to stock outperformance. To find growth and successfully anticipate positive revisions, we use bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model has sufficient profit potential. We combine that fundamental analysis with our assessment of the market's sentiment toward that stock to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We sell a company's securities when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or if we see a lack of positive revisions to revenue and earnings. Depending on the circumstances, we may also sell or trim a position when we see market sentiment turn negative on a security in the portfolio. We consider our sell discipline a critical and value-added part of our process.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 16 EMERGING GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Small Company Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                         EMERGING GROWTH FUND 17

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge (load) imposed on purchases                      None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                  None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from fund assets)
  Management Fees/1/                            0.90%
  Distribution (12b-1) Fees                     0.00%
  Other Expenses/2/                             0.47%
  TOTAL ANNUAL FUND                             1.37%
  OPERATING EXPENSES/3/
  Fee Waivers                                   0.17%
  NET EXPENSES/4/                               1.20%

1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests. The following advisory fee schedule is charged to the master portfolio based on the master portfolio's average daily net assets: 0.90% for the first $500 million; 0.85% for the next $500 million; 0.80% for the next $2 billion; 0.775% for the next $2 billion; and 0.75% for assets over $5 billion.
2 Other expenses are based on estimates for the current fiscal year and may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___%.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                $
   3 Years               $


 18 EMERGING GROWTH FUND

                                                         EMERGING GROWTH FUND 19

EQUITY INCOME FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Gary J. Dunn, CFA
Robert M. Thornburg



FUND INCEPTION:
3/31/1989
ADMINISTRATOR CLASS
Ticker: NVIEX

INVESTMENT OBJECTIVE
The Equity Income Fund seeks long-term capital appreciation and dividend income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in income-producing equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Income Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 20 EQUITY INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                           EQUITY INCOME FUND 21

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




          Calendar Year Total Returns for the Administrator Class/1/
                            as of 12/31 each year
1997     1998     1999    2000    2001     2002      2003     2004     2005    2006
28.04%   17.85%   8.28%   1.90%   -5.45%   -19.68%   26.28%   11.42%   5.45%       %




         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                                                          1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                  %            %             %
  Returns After Taxes on Distributions/2/                               %            %             %
  Returns After Taxes on Distributions and Sale of Fund Shares/2/       %            %             %
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/                                  %            %             %
  (reflects no deduction for expenses or taxes)

1   Administrator Class shares incepted on November 11, 1994.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannont invest directly in an index.


 22 EQUITY INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge (load) imposed on purchases          None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                      None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                            0.72%
  Distribution (12b-1) Fees                     0.00%
  Other Expenses/2/                             x.xx%
  TOTAL ANNUAL FUND OPERATING EXPENSES/3/       X.XX%
  Fee Waivers                                   x.xx%
  NET EXPENSES/4/                               0.85%

1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___%.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                    $xxx
   3 Years                   $xxx
   5 Years                   $xxx
  10 Years                   $xxx


                                                           EQUITY INCOME FUND 23

EQUITY VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Systematic Financial Management, L.P.



PORTFOLIO MANAGERS
D. Kevin McCreesh, CFA
Ronald M. Mushock, CFA



FUND INCEPTION:
8/29/2003
ADMINISTRATOR CLASS
Ticker: WLVIX

INVESTMENT OBJECTIVE
The Equity Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process to manage the portfolio's overall risk profile. We generally consider selling a stock when it has achieved its valuation target, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Active Trading Risk
   o  Counter-Party Risk
   o  Derivatives Risk
   o  Foreign Investment Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 24 EQUITY VALUE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




  Calendar Year                                                      2004     2005    2006
Total Returns for the Administrator Class/1/ as of 12/31 each year  15.27%   10.36%       %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                                                          1 YEAR        LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                  %              %
  Returns After Taxes on Distributions/2/                               %              %
  Returns After Taxes on Distributions and Sale of Fund Shares/2/       %              %
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/                                  %              %
  (reflects no deduction for expenses or taxes)

1 Administrator Class shares incepted on Auguest 29, 2003. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannont invest directly in an index.


                                                            EQUITY VALUE FUND 25

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases        None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

  Management Fees/1/                    0.75%
  Distribution (12b-1) Fees             0.00%
  Other Expenses/2/                     x.xx%
  TOTAL ANNUAL FUND                     X.XX%
  OPERATING EXPENSES/3/
  Fee Waivers                           x.xx%
  NET EXPENSES/4/                       1.00%

1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___%.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                    $xxx
   3 Years                   $xxx
   5 Years                   $xxx
  10 Years                   $xxx


 26 EQUITY VALUE FUND

GROWTH EQUITY FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA



FUND INCEPTION:
4/30/1989
ADMINISTRATOR CLASS
Ticker: NVGEX

INVESTMENT OBJECTIVE
The Growth Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portoflio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations.


We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Currency Risk
   o  Derivatives Risk
   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  Growth Style Investment Risk
   o  Issuer Risk

   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Small Company Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                           GROWTH EQUITY FUND 27

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of the Fund's assets across different master portfolios. Please see "Master/Gateway StructureSM" for more information on these master portfolios.



 INVESTMENT STYLE/PORTFOLIOS            ALLOCATION                    SUB-ADVISER
 Large Cap Growth Style                 35.00%
  Disciplined Growth Portfolio                         5.00%     Smith Asset Management Group, L. P.
  Large Company Growth Portfolio                      30.00%     Peregrine Capital Management, Inc.
 Small Cap Style                        35.00%
  Small Cap Index Portfolio                           11.67%     Wells Capital Management Incorporated
  Small Company Growth Portfolio                      11.67%     Peregrine Capital Management, Inc.
  Small Company Value Portfolio                        1.16%     Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfolio                 10.50%     Wells Capital Management Incorporated
 International Style                    30.00%
  International Core Portfolio                         7.50%     New Star Institutional Managers
  International Growth Portfolio                       7.50%     Artisan Partners Limited Partnership
  International Index Portfolio                        7.50%     SSgA Funds Management
  International Value Portfolio                        7.50%     LSV Asset Management


 TOTAL FUND ASSETS                      100.00%



 28 GROWTH EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




           Calendar Year Total Returns for the Administrator Class/1/
                              as of 12/31 each year
1997     1998     1999     2000     2001      2002      2003     2004     2005    2006
20.09%   16.50%   25.72%   -0.07%   -14.19%   -21.56%   33.94%   11.93%   8.10%       %




         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                                  1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                          %            %               %
  Returns After Taxes on Distributions/2/       %            %               %
  Returns After Taxes on Distributions          %            %               %
   and Sale of Fund Shares/2/
 S&P 500 (Reg. TM) INDEX/3/                     %            %               %
  (reflects no deduction for expenses or taxes)
 GROWTH EQUITY COMPOSITE INDEX/4/
  (reflects no deduction for expenses or taxes)

1  Administrator Class shares incepted on November 11, 1994.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannont invest directly in an index.
4  The Growth Equity Composite Index is weighted 35% in the Russell 1000 (Reg.
   TM) Growth Index, 35% in the Russell 2000 (Reg. TM) Index, and 30% in the MSCI EAFE (Reg. TM) Index. You can not invest directly in an index.


                                                           GROWTH EQUITY FUND 29

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases       None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                   None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                            0.96%
  Distribution (12b-1) Fees                     0.00%
  Other Expenses/2/                             x.xx%
  Master Portfolio Fees and Expenses            x.xx%
  TOTAL ANNUAL FUND OPERATING EXPENSES/3/       X.XX%
  Fee Waivers                                   x.xx%
  NET EXPENSES/4/                               1.25%

1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolios in which the Fund invests. Management fees for the Fund are based on a blended rate of the advisory fees charged to the master portfolios in which the Fund invests, plus an additional 0.25% asset allocation fee.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolios in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___%.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                    $xxx
   3 Years                   $xxx
   5 Years                   $xxx
  10 Years                   $xxx


 30 GROWTH EQUITY FUND

INDEX FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGER
Gregory T. Genung, CFA



FUND INCEPTION:
1/31/1987
ADMINISTRATOR CLASS
Ticker: NVINX

INVESTMENT OBJECTIVE
The Index Fund seeks to replicate the total rate of return of the S&P 500 Index, before fees and expenses.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Index Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund's investment results, before fees and expenses. This correlation is sought regardless of market conditions.


A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses.


Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Derivatives Risk
   o  Index Tracking Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                                   INDEX FUND 31

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




              Calendar Year Total Returns for the Administrator Class/1/
                                 as of 12/31 each year
1997     1998     1999     2000     2001      2002      2003     2004     2005    2006
33.18%   28.33%   20.59%   -9.20%   -11.93%   -22.03%   28.28%   10.60%   4.69%       %




         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                                                        1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                %            %             %
  Returns After Taxes on Distributions/2/                             %            %             %
  Returns After Taxes on Distributions and Sale of Fund Shares/2/     %            %             %
  S&P 500 (Reg. TM) INDEX/3,4/                                        %            %             %
   (reflects no deduction for expenses or taxes)


1  Administrator Class shares incepted on November 11, 1994.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannont invest directly in an index.
4 Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.


 32 INDEX FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases          None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                      None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                    0.75%
  Distribution (12b-1) Fees             0.00%
  Other Expenses/2/                     x.xx%
  TOTAL ANNUAL FUND                     X.XX%
  OPERATING EXPENSES/3/
  Fee Waivers                           x.xx%
  NET EXPENSES/4/                       1.25%

1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___%.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                    $xxx
   3 Years                   $xxx
   5 Years                   $xxx
  10 Years                   $xxx


                                                                   INDEX FUND 33

LARGE CAP APPRECIATION FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Cadence Capital Management, LLC



PORTFOLIO MANAGERS
William B. Bannick, CFA
Robert L. Fitzpatrick, CFA
Mike Skillman



FUND INCEPTION:
8/31/2001
ADMINISTRATOR CLASS
Ticker: WFAKX

INVESTMENT OBJECTIVE
The Large Cap Appreciation Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Cap Appreciation Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In making investment decisions for the Fund, we consider companies in the Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets (earnings surprise) and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Fund. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the portfolio has become excessive in our view. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 34 LARGE CAP APPRECIATION FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                  LARGE CAP APPRECIATION FUND 35

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




Calendar Year Total Returns for the Administrator Class/1/
      as of 12/31 each year
2002      2003     2004     2005    2006
-23.69%   27.66%   12.13%   9.10%       %




         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                                                       1 YEAR       5 YEARS       LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                     %             %            %
  Returns After Taxes on Distributions/2/                                  %             %            %
  Returns After Taxes on Distributions and Sale of Fund Shares/2/          %             %            %
  RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/                                   %             %            %
  (reflects no deduction for expenses or taxes)

1 Administrator Class shares incepted on August 31, 2001. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannont invest directly in an index.


 36 LARGE CAP APPRECIATION FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases        None
     (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
     (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                    0.70%
  Distribution (12b-1) Fees                             0.00%
  Other Expenses/2/                                     x.xx%
  TOTAL ANNUAL FUND OPERATING EXPENSES/3/               X.XX%
  Fee Waivers                                           x.xx%
  NET EXPENSES/4/                                       1.00%

1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolios in which the Fund invests. 0.70% for the first $1 billion; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___%.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                    $xxx
   3 Years                   $xxx
   5 Years                   $xxx
  10 Years                   $xxx


                                                  LARGE CAP APPRECIATION FUND 37

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Peregrine Capital Management, Inc.



PORTFOLIO MANAGERS
John S. Dale, CFA
Gary E. Nussbaum, CFA



FUND INCEPTION:
12/31/1982
ADMINISTRATOR CLASS
Ticker: NVLCX

INVESTMENT OBJECTIVE
The Large Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and


o up to 20% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 38 LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                    LARGE COMPANY GROWTH FUND 39

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




           Calendar Year Total Returns for the Administrator Class/1/
                             as of 12/31 each year
1997     1998     1999     2000     2001      2002      2003     2004    2005    2006
33.35%   48.01%   33.21%   -3.62%   -21.58%   -28.11%   26.77%   3.26%   5.73%       %




         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                                                                 1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                         %            %             %
  Returns After Taxes on Distributions/2/                                      %            %             %
  Returns After Taxes on Distributions and Sale of Fund Shares/2/              %            %             %
 RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/                                        %            %             %
  (reflects no deduction for expenses or taxes)

1  Administrator Class shares incepted on November 11, 1994.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannont invest directly in an index.


 40 LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases         None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                     None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                          0.68%
  Distribution (12b-1) Fees                                   0.00%
  Other Expenses/2/                                           x.xx%
  TOTAL ANNUAL FUND OPERATING EXPENSES/3/                     X.XX%
  Fee Waivers                                                 x.xx%
  NET EXPENSES/4/                                             0.95%

1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___%.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                    $xxx
   3 Years                   $xxx
   5 Years                   $xxx
  10 Years                   $xxx


                                                    LARGE COMPANY GROWTH FUND 41

SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Peregrine Capital Management, Inc.



PORTFOLIO MANAGERS
William A. Grierson
Daniel J. Hagen, CFA
Robert B. Mersky, CFA
James P. Ross, CFA
Paul E. von Kuster, CFA



FUND INCEPTION:
12/31/1982
ADMINISTRATOR CLASS
Ticker: NVSCX

INVESTMENT OBJECTIVE
The Small Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In selecting securities for the Fund, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 42 SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Small Company Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                    SMALL COMPANY GROWTH FUND 43

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




             Calendar Year Total Returns for the Administrator Class/1/
                               as of 12/31 each year
1997    1998     1999     2000    2001    2002      2003     2004     2005    2006
22.16   -9.11%   19.11%   2.34%   0.62%   -29.60%   50.36%   13.29%   4.13%       %




         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                                                      1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                  %              %              %
  Returns After Taxes on Distributions/2/                               %              %              %
  Returns After Taxes on Distributions and Sale of Fund Shares/2/       %              %              %
 RUSSELL 2000 (Reg. TM)GROWTH INDEX/3/                                  %              %              %
  (reflects no deduction for expenses or taxes)


1  Aministrator Class shares incepted on November 11, 1994.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 2000 (Reg. TM) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.


 44 SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases                              None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                          None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                            0.90%
  Distribution (12b-1) Fees                     0.00%
  Other Expenses/2/                             x.xx%
  TOTAL ANNUAL FUND OPERATING EXPENSES/3/       X.XX%
  Fee Waivers                                   x.xx%
  NET EXPENSES/4/                               1.20%

1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.90% for the first $500 million; 0.85% for the next $500 million; 0.80% for the next $2 billion; 0.775% for the next $2 billion; and 0.75% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___%.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                    $xxx
   3 Years                   $xxx
   5 Years                   $xxx
  10 Years                   $xxx


                                                    SMALL COMPANY GROWTH FUND 45

SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Peregrine Capital Management, Inc.



PORTFOLIO MANAGERS
Jason R. Ballsrud, CFA
Tasso H. Coin, Jr., CFA
Douglas G. Pugh, CFA



FUND INCEPTION:
6/01/1997
ADMINISTRATOR CLASS
Ticker: SCVIX

(THIS CLASS IS CLOSED TO NEW INVESTORS.)

INVESTMENT OBJECTIVE
The Small Company Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.


We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 Index. The market capitalization range of the Russell 2000 Index was $xx million to $xx billion, as of September xx, 2006, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 46 SMALL COMPANY VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                     SMALL COMPANY VALUE FUND 47

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]




         Calendar Year Total Returns for the Administrator Class/1/
                           as of 12/31 each year
1998     1999    2000     2001     2002     2003     2004     2005    2006
-9.30%   0.60%   26.69%   13.09%   -6.34%   43.68%   23.49%   9.70%       %




         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                                                                 1 YEAR       5 YEAR       LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                         %            %              %
  Returns After Taxes on Distributions/2/                                      %            %              %
  Returns After Taxes on Distributions and Sale of Fund Shares/2/              %            %              %
 RUSSELL 2000 (Reg. TM) VALUE INDEX/3/                                         %            %              %
  (reflects no deduction for expenses or taxes)


1 Administrator Class shares incepted on January 31, 2002. Performance of the Fund prior to January 31, 2002, reflects the performance of the Small Company Master Portfolio, a master portfolio in which the Fund invests, adjusted to reflect the fees and expenses of this Class. The Small Company Master Portfolio, which incepted on June 1, 1997, has a substantially identical investment objective and investment strategy as the Fund. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 2000 (Reg. TM) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


 48 SMALL COMPANY VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases         None
    (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                     None
    (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)




 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                            0.90%
  Distribution (12b-1) Fees                     0.00%
  Other Expenses/2/                             x.xx%
  TOTAL ANNUAL FUND OPERATING EXPENSES/3/       X.XX%
  Fee Waivers                                   x.xx%
  NET EXPENSES/4/                               1.20%

1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.90% for the first $500 million; 0.85% for the next $500 million; 0.80% for the next $2 billion; 0.775% for the next $2 billion; and 0.75% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___%.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                    $xxx
   3 Years                   $xxx
   5 Years                   $xxx
  10 Years                   $xxx


                                                     SMALL COMPANY VALUE FUND 49

STRATEGIC SMALL CAP VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Dale E. Benson, Ph.D., CFA
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Mark D. Cooper, CFA
Robert J. Costomiris, CFA
Andrew Owen, CFA
Craig R. Pieringer, CFA
I. Charles Rinaldi



FUND INCEPTION:
10/31/2006
ADMINISTRATOR CLASS
Ticker: WFRDX

INVESTMENT OBJECTIVE
The Strategic Small Cap Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in securities of small-capitalization companies; and


o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Strategic Small Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of small-capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500 Index. The market capitalization range of the Russell 2500 Index was $xx million to $xx billion, as of September xx, 2006, and is expected to change frequently. We may invest in equity securities of foreign issuers directly and through ADRs and similar investments. We may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We utilize several "strategic" small cap value investment styles to pursue the Fund's objective.


A portion of the Fund's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security it is forced out of the portfolio by a better idea, or when sentiment with respect to such company improves significantly.


 50 STRATEGIC SMALL CAP VALUE FUND

Another portion of the Fund's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.


The final portion of the Fund's assets is invested in companies based on a disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.


Because the Fund's assets are managed by multiple portfolio managers within the portfolio using different investment styles as described above, the Fund could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.


We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Fund's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Fund.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                               STRATEGIC SMALL CAP VALUE FUND 51

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases             None
     (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                         None
     (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
  Management Fees/1/                            0.90%
  Distribution (12b-1) Fees                     0.00%
  Other Expenses/2/                             0.47%
  TOTAL ANNUAL FUND OPERATING EXPENSES/3/       1.37%
  Fee Waivers                                   0.17%
  NET EXPENSES/4/                               1.20%

1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the Strategic Small Cap Value Portfolio, the master portfolio in which the Fund invests subtantially all its assets. The following advisory fee schedule is charged to the master portfolio based on the master portfolio's average daily net assets: 0.90% for the first $500 million; 0.85% for the next $500 million; 0.80% for the next $2 billion; 0.775% for the next $2 billion; and 0.75% for assets over $5 billion.
2 Other expenses are based on estimates for the current fiscal year and may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been 1.58%.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year               $122
   3 Years              $417


 52 STRATEGIC SMALL CAP VALUE FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.


ACTIVE TRADING RISK  Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK   When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                     Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                     Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY RISK        A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.
DERIVATIVES RISK     The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                     For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value, or payments, are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 53

EMERGING MARKETS RISK         Emerging markets are markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International
                              Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-
                              developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries. Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
FOREIGN INVESTMENT RISK       Foreign securities are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Direct investment in foreign securities denominated in a foreign currency involves exposure to fluctuations in foreign currency exchange rates which may reduce the value of an investment made in a security dominated in that foreign currency; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets. Foreign securities also include American Depository Receipts
                              (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global
                              Depositary Receipts (GDRs). ADRs, EDRs and GDRs are depository receipts for foreign company stocks issued by a bank and held in trust at that bank, which entitle the owner to any capital gains or dividends. ADRs are U.S. dollar denominated, and EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. ADRs, EDRs and GDRs are subject to the same risks as other foreign securities.
GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Their prices may be more volatile than those of other types of stocks, particularly over the short term. Growth stocks may be more expensive relative to their current earnings or assets compared to the values or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall.
INDEX TRACKING RISK           The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
ISSUER RISK                   The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

 54 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

LEVERAGE RISK                Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK               A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK              We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALL COMPANY SECURITIES     Securities of small companies tend to be more volatile and less liquid than larger company
RISK                         stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
VALUE STYLE INVESTMENT RISK  Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 55

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.


The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.


THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended September 30, 2006.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.


Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.


These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.


 56 ORGANIZATION AND MANAGEMENT OF THE FUNDS

The following portfolio managers are responsible for determining the asset allocation of the Diversified Equity, Diversified Small Cap and Growth Equity Funds' investments in various master portfolios. They are also responsible for determining how the Strategic Small Cap Value Fund assets will be allocated across the different small cap value investment styles utilized by the Strategic Small Cap Value Portfolio in pursuing its investment objective.



THOMAS C. BIWER, CFA         Mr. Biwer is jointly responsible for managing the Diversified Equity Fund, Diversified
Diversified Equity Fund      Small Cap Fund and Growth Equity Fund, which he has managed since 2005 and is
Diversified Small Cap Fund   jointly responsible for managing the Strategic Small Cap Value Fund, which he has
Growth Equity Fund           managed since 2006. Mr. Biwer joined Funds Management in 2005 as a portfolio
Strategic Small Cap Value    manager and a member of the Asset Allocation Team. He participates in determining
  Fund                       the asset allocations of the Fund's investments in various master portfolios. Prior to joining Funds Management, Mr. Biwer served as an investment manager and portfolio strategist for the STRONG ADVISOR service since 1999. Education: B.S. and M.B.A., University of Illinois.
CHRISTIAN L. CHAN, CFA       Mr. Chan is jointly responsible for managing the Diversified Equity Fund, Diversified
Diversified Equity Fund      Small Cap Fund and Growth Equity Fund, all of which he has managed since 2005 and
Diversified Small Cap Fund   is jointly responsible for managing the Strategic Small Cap Value Fund, which he has
Growth Equity Fund           managed since 2006. Mr. Chan joined Funds Management in 2002 as a member of the
Strategic Small Cap Value    Asset Allocation Team and Investment Team. He participates in determining the asset
  Fund                       allocations of the Fund's investments in various master portfolios. Prior to joining
                             Funds Management, Mr. Chan served as a director in the Investments Department at
                             mPower Advisors, LLC from 1999 to 2001. Education: B.A., American Studies, University
                             of California at Los Angeles.
ANDREW OWEN, CFA             Mr. Owen is jointly responsible for managing the Diversified Equity Fund, Diversified
Diversified Equity Fund      Small Cap Fund and Growth Equity Fund, all of which he has managed since 2005 and
Diversified Small Cap Fund   is jointly responsible for managing the Strategic Small Cap Value Fund, which he has
Growth Equity Fund           managed since 2006. Mr. Owen joined Funds Management in 1996 as a member of the
Strategic Small Cap Value    Asset Allocation Team and head of the Investments Team. He participates in
  Fund                       determining the asset allocations of the Fund's investments in various master portfolios. Education: B.A., University of Pennsylvania; M.B.A., University of Michigan.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios. Except for the Diversified Equity Fund, Diversified Small Cap Fund and Growth Equity Fund, sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.



=============================
CADENCE CAPITAL MANAGEMENT, LLC (Cadence), located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Fund. Accordingly, Cadence is responsible for the day-to-day investment management activities of the Large Cap Appreciation Fund. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors.
WILLIAM B. BANNICK, CFA       Mr Bannick is jointly responsible for managing the Large Cap Appreciation Fund, which
Large Cap Appreciation Fund   he has managed since 2003. Mr. Bannick is Chief Investment Officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1992 as a Senior
                              Portfolio Manager and was later promoted to Managing Director. Education: B.S.,
                              Physics, University of Massachusetts; M.B.A., Finance, Boston University.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 57

ROBERT L. FITZPATRICK, CFA    Mr. Fitzpatrick is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2004. Mr. Fitzpatrick joined Cadence in 1999 as a Senior
                              Analyst covering the computer hardware side of the Technology industry. He was promoted in 2004 to Portfolio Manager jointly managing all client portfolios.
                              Education: B.A., Psychology and Government, Dartmouth College; M.B.A., Wharton
                              School of Business.
MIKE SKILLMAN                 Mr. Skillman is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2007. (Complete biography to come.)



=============================
COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street,
Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Fund. Accordingly, Cooke & Bieler
is responsible for the day-to-day investment management activities of the C&B Large Cap Value Fund. Cooke & Bieler is a
registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.
KERMIT S. ECK, CFA            Mr. Eck is jointly responsible for managing the C&B Large Cap Value Fund, which he has
C&B Large Cap Value Fund      managed since 1997. Mr. Eck joined Cooke & Bieler in 1992 and currently serves as a
                              Partner, Portfolio Manager and Research Analyst since _____ (year). Education: B.S.,
                              Computer Science, Montana State University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA         Mr. Heitman is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund      he has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005 as a portfolio manager. Before joining Cooke & Bieler, Mr. Heitman was with Schneider Capital
                              Management as a senior analyst from 2000 until 2005. Education: B.S., Finance, Iowa
                              State University; M.B.A., University of Chicago.
MICHAEL M. MEYER, CFA         Mr. Meyer is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1993. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst since __________ (year). Education:
                              B.A., Economics, Davidson College; M.B.A., The Wharton School of Business.
JAMES R. NORRIS               Mr. Norris is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1998. Mr. Norris joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst since _____ (year). Education: B.S.,
                              Management, Guilford College; M.B.A., University of North Carolina.
EDWARD W. O'CONNOR, CFA       Mr. O'Connor is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund      he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002 where he is currently a Partner, Portfolio Manager and Research Analyst since ________(year). Prior to joining Cooke & Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout. Education: B.A., Economics and Philosophy, Colgate University;
                              M.B.A., University of Chicago.
R. JAMES O'NEIL, CFA          Mr. O'Neil is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1990. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a Partner, Portfolio Manager and Research Analyst since ______(year). Education: B.A.,
                              Economics, Colby College; M.B.A., Harvard School of Business.

 58 ORGANIZATION AND MANAGEMENT OF THE FUNDS

MEHUL TRIVEDI, CFA         Mr. Trivedi is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1998. He joined Cooke & Bieler in 1998 where he is currently a
                           Partner, Portfolio Manager and Research Analyst since _______(year). Education: B.A.,
                           International Relations, University of Pennsylvania; B.S., Economics, Wharton School of
                           Business; M.B.A., Wharton School of Business.



=============================
PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), a wholly owned subsidiary of Wells Fargo & Company, located at 800
LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth Fund,
Small Company Growth Fund and Small Company Value Fund. Accordingly, Peregrine is responsible for the day-to-day investment management activites of the Funds. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments.
JASON R. BALLSRUD, CFA        Mr. Ballsrud is jointly responsible for managing the Small Company Value Fund, which
Small Company Value Fund      he has managed since 2005. Mr. Ballsrud is a research analyst for the Small Cap Value style and shares responsibility for industry research stock selection and client communications with his team. He joined Peregrine in 1997. Education: B.S., Finance,
                              Carlson School of Management, University of Minnesota; M.B.A., Finance, Carlson
                              School of Management, University of Minnesota.
TASSO H. COIN, JR., CFA       Mr. Coin is jointly responsible for managing the Small Company Value Fund, which he
Small Company Value Fund      has managed since 2002. Mr. Coin joined Peregrine in 1995 as a Senior Vice President.
                              His responsibilities include co-managing the Small Company Value Portfolio.
                              Education: B.A., Economics, Loyola University of Chicago.
JOHN S. DALE, CFA             Mr. Dale is jointly responsible for managing the Large Company Growth Fund, which
Large Company Growth Fund     he has managed since 1983. Mr. Dale joined Peregrine in 1987 as a Senior Vice
                              President and Portfolio Manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Education: B.A., Marketing, University of
                              Minnesota.
WILLIAM A. GRIERSON           Mr. Grierson is jointly responsible for managing the Small Company Growth Fund,
Small Company Growth Fund     which he has managed since 2005. Mr. Grierson joined Peregrine in 2000 as a securities analyst on the Small Cap Equity team. In 2005, he became a member of the portfolio management team responsible for the Small Company Growth Portfolio. Education:
                              B.A., Lawrence University.
DANIEL J. HAGEN, CFA          Mr. Hagen is jointly responsible for managing the Small Company Growth Fund, which
Small Company Growth Fund     he has managed since 2003. Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team and became a member of the portfolio management team in 2001. Education: B.S., Finance, University of Minnesota.
PAUL E. VON KUSTER, CFA       Mr. von Kuster is jointly responsible for managing the Small Company Growth Fund,
Small Company Growth Fund     which he has managed since 1984. Mr. von Kuster joined Peregrine in 1984 as a Senior
                              Vice President and Portfolio Manager. He currently co-manages the Small Company
                              Growth Portfolio. Education: B.A., Philosophy, Princeton University.
ROBERT B. MERSKY, CFA         Mr. Mersky is jointly responsible for managing the Small Company Growth Fund, which
Small Company Growth Fund     he has managed since 1984. Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. He is responsible for Peregrine's Small Cap Equity style and oversees the
                              Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Education: B.S., Accounting, University of Minnesota.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 59

GARY E. NUSSBAUM, CFA       Mr. Nussbaum is jointly responsible for managing the Large Company Growth Fund,
Large Company Growth Fund   which he has managed since 1990. Mr. Nussbaum joined Peregrine in 1990 as a Vice
                            President and Portfolio Manager where he has managed large company growth portfolios. Education: B.A., Finance, University of Wisconsin; M.B.A., University of
                            Wisconsin.
DOUGLAS J. PUGH, CFA        Mr. Pugh is jointly responsible for managing the Small Company Value Fund, which he
Small Company Value Fund    has managed since 2002. Mr. Pugh joined Peregrine in 1997 as a Senior Vice President.
                            He currently co-manages the Small Company Value Portfolio. Education: B.A.B.S., Drake
                            University; M.B.A., University of Minnesota.
JAMES P. ROSS, CFA          Mr. Ross is jointly responsible for managing the Small Company Growth Fund, which he
Small Company Growth Fund   has managed since 2005. Mr. Ross joined Peregrine in 1996 as a Senior Portfolio
                            Advisor on the Small Cap Equity team, which is responsible for the Small Company
                            Growth Portfolio. He shares responsibility for the client service communication, handles special projects and works on compliance-related issues. Education: B.B.A.,
                            University of Iowa; M.B.A., University of Iowa.



=============================
SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ
07666, is the investment sub-adviser for the Equity Value Fund. Accordingly, Systematic is responsible for the day-to-day investment management activities of the Equity Value Fund. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.
D. KEVIN MCCREESH, CFA        Mr. McCreesh is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund             managed since 2003. Mr. McCreesh joined Systematic in 1996. He is a senior portfolio manager and co-manages the firm's large and small/mid cap portfolios. Education: B.S.,
                              Geology, University of Delaware; M.B.A., Drexel University. Mr. McCreesh is a member of the Association for Investment Management and Research (AIMR) and the New York
                              Society of Security Analysts (NYSSA).
RONALD M. MUSHOCK, CFA        Mr. Muschock is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund             managed since 2003. Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He currently co-manages the firm's large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Education: B.S., Finance, Seton Hall University; M.B.A., New
                              York University. Mr. Mushock is a member of the AIMR and the NYSSA.

==============================


WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, located at
525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Emerging Growth Fund, Equity Income Fund, Index
Fund and Strategic Small Cap Value Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.
DALE E. BENSON, PH.D., CFA    Mr. Benson is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value     which he has managed since 2006. Mr. Benson joined Wells Capital Management in
  Fund                        2003 as a senior portfolio manager and is responsible for the day-to-day management of all investment funds for the Benson Value team. From 1997 until 2003, as co-founder of Benson Associates, LLC, he was a senior portfolio manager and chief investment officer of Benson Associates. Education: B.A., Pacific Lutheran University; Ph.D., History,
                              University of Maine.

 60 ORGANIZATION AND MANAGEMENT OF THE FUNDS

MARK D. COOPER, CFA         Mr. Cooper is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value   which he has managed since 2006. Mr. Cooper joined Wells Capital Management in
  Fund                      2003 as a senior portfolio manager for the Benson Value team, and shares responsibility for the day-to-day management of the funds. From 1997 until 2003 Mr.
                            Cooper, co-founder of Benson Associates, LLC, was a senior portfolio manager and president of Benson Associates. Education: B.A., Economics and Political Science,
                            University of California, Los Angeles; M.B.A., Wharton School of Business, University of
                            Pennsylvania.
ROBERT J. COSTOMIRIS, CFA   Mr. Costomiris is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value   which he has managed since 2006. Mr. Costomiris joined Wells Capital Management in
  Fund                      2005 as a small cap value portfolio manager. Prior to joining Wells Capital
                            Management, Mr. Costomiris was a portfolio manager with Strong Capital
                            Management, Inc. since 2001. Education: B.S., Chemical Engineering, University of
                            Pennsylvania; M.B.A., Finance and Accounting, University of Chicago Graduate School
                            of Business.
GARY J. DUNN, CFA           Mr. Dunn is jointly responsible for managing the Balanced Fund, which he has
Equity Income Fund          managed since 2005. He joined Wells Capital Management in 1998 as Principal for its
                            Equity Income Team. Prior to that, he served as Director of Institutional Investments of
                            Norwest Investment Management, which combined investment advisory services with
                            Wells Capital Management in 1999. Education: B.A. degree in Economics, Carroll
                            College.
GREGORY T. GENUNG, CFA      Mr. Genung is responsible for managing the Index Fund, which he has managed since
Index Fund                  2002. Mr. Genung joined Wells Capital Management in 2001, and also manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds.
                            Education: B.S., Finance and Economics equivalency degree, University of Minnesota,
                            Duluth.
BRANDON M. NELSON, CFA      Mr. Nelson is jointly responsible for managing the Emerging Growth Fund, which he
Emerging Growth Fund        has managed since 2007. Mr. Nelson joined Wells Capital Management in 2005 as a portfolio manager. Prior to that, he was with Strong Capital Management, Inc. since
                            1996 and since October 2000, he has managed equity accounts. Education: B.S.,
                            Business Administration; M.S., Finance, University of Wisconsin, Madison; Mr. Nelson
                            was selected to participate in the Applied Security Analysis Program.
THOMAS C. OGNAR, CFA        Mr. Ognar is jointly responsible for managing the Emerging Growth Fund, which he has
Emerging Growth Fund        managed since 2007. Mr. Ognar joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Ognar was a portfolio manager with Strong Capital Management, Inc. since May 2002 and managed separate and Institutional accounts since 2001. Mr. Ognar joined Strong Capital
                            Management, Inc. in 1998, and served as a senior equity research analyst from 1998 to
                            2002. Education: B.A., Finance, Miami University; M.S., Finance, University of Wisconsin,
                            Madison.
BRUCE C. OLSON, CFA         Mr. Olson is jointly responsible for managing the Emerging Growth Fund, which he has
Emerging Growth Fund        managed since 2007. Mr. Olson joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with
                            Strong Capital Management, Inc. and managed separate and institutional accounts since January 1998. Mr. Olson joined Strong Capital Management, Inc. in 1994.
                            Education: B.A., Finance and History, Gustavus Adolphus College.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 61

CRAIG R. PIERINGER, CFA    Mr. Pieringer is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value  which he has managed since 2006. Mr. Pieringer joined Wells Capital Management in
  Fund                     2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Pieringer was a portfolio manager for Benson Associates Value/Contrarian strategy from 1997 until 2003. Education: B.S., Economics, The United States Military Academy, West Point,
                           New York; M.S. degree, International Public Policy, The Johns Hopkins University,
                           Washington, DC; M.B.A., Amos Tuck School of Business, Dartmouth College.
I. CHARLES RINALDI         Mr. Rinaldi is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value  which he has managed since 2006. Mr. Rinaldi joined Wells Capital Management in
  Fund                     2005 as senior portfolio manager responsible for day-to-day management of its small value and small/mid cap value strategies. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management, Inc. since 1997.
                           Education: B.A., Biology, St. Michael's College; M.B.A., Finance, Babson College.
ROBERT M. THORNBURG        Mr. Thornburg is jointly responsible for managing the Equity Income Fund, which he
Equity Income Fund         has managed since 2006. Mr. Thornburg joined Wells Capital Management in 2000, where he is currently an analyst and portfolio manager for the Premier Value team, providing investment management services for institutional clients, including retirement plans, foundations, endowments, and corporate portfolios. Education: B.A.,
                           Finance, University of Montana.

===========================



 62 ORGANIZATION AND MANAGEMENT OF THE FUNDS

SUB-ADVISER'S PRIOR PERFORMANCE HISTORY
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT
The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by Wells Capital Management with substantially similar investment objectives, policies and strategies as the Emerging Growth Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.


[GRAPHIC APPEARS HERE]




                Wells Capital Management Composite Calendar Year Returns
1996     1997     1998    1999     2000     2001      2002      2003     2004     2005
29.23%   16.65%   5.86%   83.22%   -9.20%   -27.48%   -28.71%   51.06%   18.87%   23.29%




            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       53.87%
  Worst Quarter:      Q1    2001      -26.59%


 AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/05               1 YEAR       5 YEARS       LIFE OF FUND
 Wells Capital Mangement                    23.29%       2.73%             11.75%
  Composite Performance (incept. 7/1/1994)
 Russel 2000 Growth Index                    4.15%       2.28%              4.68%


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 63

SUB-ADVISER'S PRIOR PERFORMANCE HISTORY
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT
The performance information shown below represents the composites of the prior performance of all discretionary accounts managed by each Wells Capital Management team with substantially similar investment objectives, policies and strategies as the Strategic Small Cap Value Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.


[GRAPHIC APPEARS HERE]




           Wells Capital Management Composite Calendar Year Returns
1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
x.xx%   x.xx%   x.xx%   x.xx%   x.xx%   x.xx%   x.xx%   x.xx%   x.xx%   x.xx%




           BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      x.xx%
  Worst Quarter:      Qx    xxxx      x.xx%


 AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/05      1 YEAR       5 YEARS       LIFE OF FUND
 Rinaldi Small Value               x.xx%        x.xx%            x.xx%
 Costomiris Small Value            x.xx%        x.xx%            x.xx%
 Benson Small Value                x.xx%        x.xx%            x.xx%
 Benson SMID Value                 x.xx%        x.xx%            x.xx%
 Russel 2000 Value Index           x.xx%        x.xx%            x.xx%


 64 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the C&B Large Cap Value Fund, Emerging Growth Fund, Equity Income Fund, Equity Value Fund, Index, Large Cap Appreciation Fund, Large Company Growth Fund, Small Company Growth Fund, Small Company Value Fund and Strategic Small Cap Value Fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of each Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.


Under the investment advisory contract for the gateway funds, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as each gateway Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.


The Diversified Equity Fund, Diversified Small Cap Fund, Emerging Growth Fund, Equity Income Fund, Equity Value Fund, Growth Equity Fund, Index Fund, Large Company Growth Fund, Small Company Growth Fund, Small Company Value Fund and Strategic Small Cap Value Fund have a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which each gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.


DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the C&B Large Cap Value Fund, Emerging Growth Fund, Equity Value Fund and Strategic Small Cap Value Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 65

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.


We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


 66 PRICING FUND SHARES

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.


ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.


In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.


More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.


                                                          PRICING FUND SHARES 67

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $10 million in plan assets;


o Broker-dealer managed account or wrap programs that charge an asset-based fee;


o Registered investment adviser mutual fund wrap programs that charge an asset-based fee;


o   Internal Revenue Code Section 529 college savings plan accounts;


o Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/);


o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;


o   Institutions who invest a minimum initial amount of $1 million in a Fund;
    and


o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.



 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
 SHARES DIRECTLY
--------------------------- ----------------------------------------------- ------------------------------------
 Through Your Investment     Contact your investment representative          Contact your investment
 Representative                                                              representative
--------------------------- ----------------------------------------------- ------------------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
                             telephone or internet unless the institution    shares in a new Fund:
                             has another Wells Fargo Advantage Fund          o Call Investor Services at 1-800-
                             account. If the institution does not currently  222-8222 or
                             have an account, contact your investment        o Call 1-800-368-7550 for the
                             representative.                                 automated phone system or
                                                                             o visit our Web site at
                                                                             www.wellsfargo.com/
                                                                             advantagefunds
--------------------------- ----------------------------------------------- ------------------------------------

 68 HOW TO BUY SHARES


 INSTITUTIONS
 PURCHASING
 SHARES
 DIRECTLY     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------
 By Wire      o Complete and sign the Administrator Class     To buy additional shares, instruct
              account application                             your bank or financial institution to
              o Call Investor Services at 1-800-222-8222 for  use the same wire instructions
              faxing instructions                             shown to the left.
              o Use the following wiring instructions:
              State Street Bank & Trust Boston, MA
              Bank Routing Number: ABA 011000028
              Wire Purchase Account: 9905-437-1
              Attention: WELLS FARGO ADVANTAGE FUNDS
              (Name of Fund, Account Number )
              Account Name: Provide your
              name as registered on the
              Fund account
------------ ----------------------------------------------- --------------------------------------
 In Person    Investors are welcome to visit the Investor     See instructions shown to the left.
              Center in person to ask questions or conduct
              any Fund transaction. The Investor Center is
              located at 100 Heritage Reserve, Menomonee
              Falls, Wisconsin 53051.

------------ ----------------------------------------------- --------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:


o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.


o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.


o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.


o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.


o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.


o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.


o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.


                                                            HOW TO BUY SHARES 69

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.



 INSTITUTIONS SELLING SHARES   TO SELL SOME OR ALL OF YOUR SHARES
  DIRECTLY
----------------------------- ---------------------------------------------------------------------
 Through Your Investment       Contact your investment representative
  Representative
----------------------------- ---------------------------------------------------------------------
 By Telephone /                o To speak with an investor services representative 1-800-222-
 Electronic Funds Transfer     8222 or use the automated phone system 1-800-368-7550.
(EFT)                          o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                               market funds, and next day for all other WELLS FARGO ADVANTAGE
                               FUNDS.
                               o Transfers made to a Wells Fargo Bank Account are made
                               available sooner than transfers to an unaffiliated institution.
                               o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                               NOTE: Telephone transactions such as redemption requests
                               made over the phone generally require only one of the
                               account owners to call unless you have instructed us
                               otherwise.
----------------------------- ---------------------------------------------------------------------
 By Wire                        o To arrange for a Federal Funds wire, call 1-800-222-8222.
                               o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                               o Redemption proceeds are usually wired to the financial
                               intermediary the following business day.
----------------------------- ---------------------------------------------------------------------
 By Internet                   Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------- ---------------------------------------------------------------------
 In Person                     Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                              53051.
----------------------------- ---------------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES:

    o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.


    o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.


    o RIGHT TO DELAY PAYMENT. We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers.


 70 HOW TO SELL SHARES

        Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


    o REDEMPTION IN KIND. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


    o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.


                                                           HOW TO SELL SHARES 71

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.


Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.


In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.


Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to


 72 HOW TO EXCHANGE SHARES
discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


                                                       HOW TO EXCHANGE SHARES 73

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.


HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.


RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:


o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.


o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.


There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.


SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.


STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.


TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords


 74 ACCOUNT POLICIES
confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.


                                                             ACCOUNT POLICIES 75

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds, except the Equity Income Fund, make distributions of any net investment income and any realized net capital gains annually. The Equity Income Fund makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.



TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Under recently enacted legislation, this reduced rate of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.


If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

 76 TAXES

MASTER/GATEWAY/SM/ STRUCTURE
--------------------------------------------------------------------------------

Each Fund is a gateway fund in a MASTER/GATEWAY/SM/ structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.


DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the Master Portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.



 MASTER PORTFOLIO       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 C&B LARGE CAP VALUE    INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
  PORTFOLIO             (current income and capital appreciation), consistent with minimizing risk to principal.
                        PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                        capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                        We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 77

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DISCIPLINED GROWTH PORTFOLIO   INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the common stock of larger companies that, in our view, possess above-average potential for growth. We invest in a portfolio of securities with an average market capitalization greater than
                                $5 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We seek to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that we have identified. We attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals or when we wish to take advantage of a better opportunity. Our sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced.
                                Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process.
 EMERGING GROWTH PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures or options, as well as other derivatives, to manage risk or to enhance return.
                                We seek companies with robust and sustainable growth in earnings and revenue whose stock may benefit from positive revisions to earnings and revenue forecasts of Wall Street analysts. Positive revisions are important because we believe identifying and successfully anticipating those revisions can lead to stock outperformance. To find growth and successfully anticipate positive revisions, we use bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model has sufficient profit potential. We combine that fundamental analysis with our assessment of the market's sentiment toward that stock to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We sell a company's securities when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or if we see a lack of positive revisions to revenue and earnings.
                                Depending on the circumstances, we may also sell or trim a position when we see market sentiment turn negative on a security in the portfolio. We consider our sell discipline a critical and value-added part of our process.

 78 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO           INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 EQUITY INCOME PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation and dividend income.
                            PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                            capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                            We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.
 EQUITY VALUE PORTFOLIO     INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                            PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                            capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                            In making investment decisions for the Portfolio, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund.
                            Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process to manage the Portfolio's overall risk profile. We generally consider selling a stock when it has achieved its valuation target, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 79

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INDEX PORTFOLIO                INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                                Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before expenses.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95%
                                correlation between the performance of the S&P 500 Index and the Portfolio's investment results, before expenses. This correlation is sought regardless of market conditions.
                                A precise duplication of the performance of the S&P 500 Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a
                                100% correlation is not feasible. Our ability to track the performance of the S&P 500
                                Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Portfolio's securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses.
                                Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
 INTERNATIONAL CORE PORTFOLIO   INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of non-
                                U.S companies with strong growth potential and that offer good relative values.
                                These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                We follow a two-phase investment process. In the first phase, we conduct bottom-
                                up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA)
                                methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.

 80 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL GROWTH    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO              PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                         We use a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that we believe present accelerating growth prospects. Company visits are a key component of our investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
                         Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that we believe may lead to sustained earnings growth. We pay careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or we choose to take advantage of a better opportunity.
 INTERNATIONAL INDEX     INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of an
  PORTFOLIO              international portfolio of common stocks represented by the Morgan Stanley
                         Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index," or
                         the "Index"), before expenses.
                         PRINCIPAL INVESTMENT STRATEGIES: We consider investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index.
                         Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and our investment results, before expenses. This correlation is sought regardless of market conditions.
                         A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. Our ability to track the performance of the MSCI
                         EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. We use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. We regularly monitor the Portfolio's correlation to the MSCI
                         EAFE Index and adjust the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 81

 MASTER PORTFOLIO          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of
                           non-U.S. companies. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                           We invest in equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark).
 LARGE CAP APPRECIATION    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                 PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                           capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                           In making investment decisions for the Portfolio, we consider companies in the
                           Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets (earnings surprise) and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the Portfolio has become excessive in our view. We may actively trade portfolio securities.

 82 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO             INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 LARGE COMPANY GROWTH         INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                    PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                              10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                              capitalization companies as those with market capitalizations of $3 billion or more.
                              We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                              In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                              dominance in their niche or industry; low cost producers; low levels of leverage;
                              potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.
 SMALL CAP INDEX PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                              Standard & Poor's Small Cap 600 Composite Stock Price Index (S&P 600 Small Cap
                              Index), before expenses.
                              PRINCIPAL INVESTMENT STRATEGIES: We generally execute portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. We invest cash received from portfolio security dividends or investments in the Portfolio, and raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the
                              Portfolio's performance can be expected to approximate but not equal that of the
                              S&P 600 Small Cap Index, before expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 83

 MASTER PORTFOLIO        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL COMPANY GROWTH    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO               PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                         capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in foreign securities through
                         ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                         In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.
 SMALL COMPANY VALUE     INVESTMENT OBJECTIVE: The Portfolio seeks to provide long-term capital
  PORTFOLIO              appreciation.
                         PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                         capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 Index. The market capitalization range of the Russell 2000 Index was $xx million to $xx billion, as of
                         September xx, 2006, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                         We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.

 84 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO             INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation by
 PORTFOLIO                    investing primarily in small capitalization securities.
                              PRINICIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500 Index. The market capitalization range of the Russell 2500 Index was $xx million to $xx billion, as of September xx,
                              2006, and is expected to change frequently. The Portfolio may invest in securities of foreign companies directly and through ADRs and similar investments. The Portfolio may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                              We utilize several different "strategic" small cap value investment styles to pursue the Portfolio's objective.
                              A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-
                              term prospects of companies. To identify these opportunities, we follow a bottom-
                              up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security it is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.
                              Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 85

 MASTER PORTFOLIO             INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE    The final portion of the Portfolio's assets is invested in companies based on a
 PORTFOLIO (CONTINUED)        disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.
                              Because the Portfolio's assets are managed by multiple portfolio managers within the Portfolio using different investment styles as described above, the Fund could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.
                              We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.

ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Growth Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.

CADENCE is the investment sub-adviser for the Large Cap Appreciation Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. For additional information regarding Cadence, see "The Sub-Advisers and Portfolio Managers" sub-section.

COOKE & BIELER is the investment sub-adviser for the C&B Large Cap Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Cooke & Bieler, see "The Sub-Advisers and Portfolio Managers" sub-section.

 86 MASTER/GATEWAY/SM/ STRUCTURE

LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Core Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. New Star provides investment advisory services to foreign- and U.S.- based corporate, endowment and foundation clients.

PEREGRINE is the investment sub-adviser for the Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Peregrine, see "The Sub-Advisers and Portfolio Managers" sub-section.

SMITH ASSET MANAGEMENT GROUP, L.P. (Smith Group), located at 100 Crescent Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.

SSGA FUNDS MANAGEMENT, INC. (SSgA), located at 1 Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the International Index Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, SSgA is responsible for the day-to-day investment management activities of the portfolio. SSgA is a registered investment adviser and currently provides advisory services only to registered investment management companies. SSgA is a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company.

SYSTEMATIC is the investment sub-adviser for the Equity Value Portfolio in which certain funds invest substantially all or a portion of their assets. For additional information regarding Wells Capital Management, see "The Sub-Advisers and Portfolio Managers" sub-section.

WELLS CAPITAL MANAGEMENT is the investment sub-adviser for the Emerging Growth Portfolio, Equity Income Portfolio, Index Portfolio and Strategic Small Cap Value Portfolio in which certain gateway funds invest subtantially all or a portion of their assets. For additional information regarding Wells Capital Management, see "The Sub-Advisers and Portfolio Managers" sub-section.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 87

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


C&B LARGE CAP VALUE FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period

                                                                        SEPT. 30,             OCT. 31,
 FOR THE PERIOD ENDED:                                                   2005/1/               2004
 NET ASSET VALUE, BEGINNING OF PERIOD                                    $8.27                 $8.01
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                            0.07/2/               0.01
  Net realized and unrealized gain (loss) on investments                  0.41                  0.25
                                                                  -------------          -----------
  Total from investment operations                                        0.48                  0.26
                                                                  -------------          -----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                               (0.04)                 0.00
  Distributions from net realized gain                                   (0.07)                 0.00
                                                                  -------------          -----------
  Total from distributions                                               (0.11)                 0.00
                                                                  -------------          -----------
 NET ASSET VALUE, END OF PERIOD                                          $8.64                 $8.27
                                                                  =============          ===========
 TOTAL RETURN/3/                                                           5.74%                3.37%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                     $201,181               $9,627
  Ratios to average net assets:/4/
  Ratio of expenses to average net assets                                  0.95%/5/             0.95%
  Ratio of net investment income (loss) to average net assets              0.83%                0.47%
  Portfolio turnover rate/6/                                                 25%                  30%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses/4,7/                                                1.13%/5/             1.39%

1   In 2005, the Fund changed its fiscal year-end from October 31 to September
    30.
2   Calculated based upon average shares outstanding.
3 Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4   Ratios shown for periods of less than one year are annualized.
5 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 88 FINANCIAL HIGHLIGHTS

DIVERSIFIED EQUITY FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period

                                      SEPT. 30,          SEPT. 30,          SEPT. 30,           SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                  2005               2004               2003                2002                 2001
 NET ASSET VALUE, BEGINNING OF PERIOD   $39.96             $35.64             $29.04             $36.38               $52.72
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            0.39/1/            0.26               0.24               0.18/1/              0.15
  Net realized and unrealized
   gain (loss) on investments             5.22               4.39               6.57              (6.87)              (11.70)
                                     ---------           --------           --------          ----------            ---------
  Total from investment operations        5.61               4.65               6.81              (6.69)              (11.55)
                                     ---------           --------           --------          ----------            ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.40)             (0.33)             (0.21)             (0.23)               (0.17)
  Distributions from net
   realized gain                         (3.19)              0.00               0.00              (0.42)               (4.62)
                                     ---------           --------           --------          ----------            ---------
  Total distributions                    (3.59)             (0.33)             (0.21)             (0.65)               (4.79)
                                     ---------           --------           --------          ----------            ---------
 NET ASSET VALUE, END OF PERIOD         $41.98             $39.96             $35.64             $29.04               $36.38
                                     =========           ========           ========          ==========            =========
 TOTAL RETURN/2/                         14.57%             13.08%             23.55%            (18.86)%             (23.95)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)  $1,180,748         $1,178,146         $1,152,692          $1,014,998           $1,398,810
  Ratios to average net assets:
  Ratio of expenses to average
   net assets/3/                          1.00%              1.00%              1.00%              1.00%                1.00%
  Ratio of net investment income (loss)
   to average net assets                  0.96%              0.61%              0.67%              0.47%                0.38%
  Portfolio turnover rate/4/                42%                32%                32%                30%                  34%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3,5/                          1.15%              1.04%              1.17%              1.14%                1.07%

1   Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
4 Portfolio turnover rater represents the activity from the Fund's investment in several master portfolios.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                         FINANCIAL HIGHLIGHTS 89

DIVERSIFIED SMALL CAP FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON DECEMBER 31, 1997
For a share outstanding throughout each period

                                          SEPT. 30,        SEPT. 30,        SEPT. 30,         SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                     2005             2004             2003               2002               2001
 NET ASSET VALUE, BEGINNING OF PERIOD      $13.41           $11.32            $8.70              $9.18             $11.18
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.02)           (0.04)           (0.01)             (0.02)              0.01
  Net realized and unrealized
   gain (loss) on investments                2.63             2.21             2.71              (0.34)             (1.34)
                                         --------         --------          -------            -------           ---------
  Total from investment operations           2.61             2.17             2.70              (0.36)             (1.33)
                                         --------         --------          -------            -------           ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00             0.00             0.00               0.00              (0.01)
  Distributions from net
   realized gain                            (1.05)           (0.08)           (0.08)             (0.12)             (0.66)
                                         --------         --------          -------            -------           ---------
  Total distributions                       (1.05)           (0.08)           (0.08)             (0.12)             (0.67)
                                         --------         --------          -------            -------           ---------
 NET ASSET VALUE, END OF PERIOD            $14.97           $13.41           $11.32              $8.70              $9.18
                                         ========         ========         ========            =======           =========
 TOTAL RETURN/1/                            20.09%           19.23%           31.32%             (4.17)%           (12.52)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)       $564,318         $441,080         $285,650           $192,987          $138,795
  Ratios to average net assets:
  Ratio of expenses to average
   net assets/2/                             1.19%            1.20%            1.17%              1.20%              1.20%
  Ratio of net investment
   income (loss) to average
   net assets                               (0.17)%          (0.33)%          (0.13)%            (0.24)%             0.13%
  Portfolio turnover rate/3/                   75%              75%              84%                93%               113%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,4/                             1.26%            1.21%            1.27%              1.38%              1.28%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
3 Portfolio turnover rater represents the activity from the Fund's investment in several master portfolios.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 90 FINANCIAL HIGHLIGHTS

EQUITY INCOME FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period

                                           SEPT. 30,        SEPT. 30,        SEPT. 30,         SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                      2005             2004             2003              2002                2001
 NET ASSET VALUE, BEGINNING OF PERIOD        $34.45           $31.28           $28.72            $37.21              $41.27
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 0.62             0.54             0.55              0.54                0.46
  Net realized and unrealized
   gain (loss) on investments                  3.73             4.59             5.02             (7.51)              (4.05)
                                           --------         --------         --------          --------            ---------
  Total from investment operations             4.35             5.13             5.57             (6.97)              (3.59)
                                           --------         --------         --------          --------            ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                          (0.61)           (0.56)           (0.55)            (0.53)              (0.47)
  Distributions from net
   realized gain                              (2.02)           (1.40)           (2.46)            (0.99)              (0.00)
                                           --------         --------         --------          --------            ---------
  Total distributions                         (2.63)           (1.96)           (3.01)            (1.52)              (0.47)
                                           --------         --------         --------          --------            ---------
 NET ASSET VALUE, END OF PERIOD              $36.17           $34.45           $31.28            $28.72              $37.21
                                           ========         ========         ========          ========            =========
 TOTAL RETURN/1/                              13.04%           16.74%           20.42%           (19.64)%             (8.75)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)         $756,225         $853,843         $907,662          $902,521           $1,163,331
  Ratios to average net assets:
  Ratio of expenses to average
   net assets/2/                               0.85%            0.84%            0.85%             0.85%               0.85%
  Ratio of net investment income (loss)
   to average net assets                       1.75%            1.58%            1.83%             1.44%               1.11%
  Portfolio turnover rate/3/                     20%              11%               9%               12%                  3%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2, 4/                              0.96%            0.85%            0.94%             0.91%               0.85%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
3 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
4 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                         FINANCIAL HIGHLIGHTS 91

EQUITY VALUE FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON AUGUST 29, 2003
For a share outstanding throughout each period

                                              SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                         2005             2004              2003
 NET ASSET VALUE, BEGINNING OF PERIOD           $11.51            $9.82           $10.00

 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    0.08/1/          0.05             0.00
  Net realized and unrealized gain (loss)
   on investments                                 2.38             1.65            (0.18)
                                            ----------        ---------        ---------
  Total from investment operations                2.46             1.70            (0.18)
                                            ----------        ---------        ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                        (0.01)           (0.01)            0.00
  Distributions from net realized gain            0.00             0.00             0.00
                                            ----------        ---------        ---------
  Total distributions                            (0.01)           (0.01)            0.00
                                            ----------        ---------        ---------
 NET ASSET VALUE, END OF PERIOD                 $13.96           $11.51            $9.82
                                            ==========       ==========        =========
 TOTAL RETURN/2/                                 21.40%           17.30%           (1.80)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)             $63,194             $366              $10
  Ratios to average net assets:/3/
  Ratio of expenses to average net assets/4/      1.00%            1.00%            1.00%
  Ratio of net investment income (loss) to
   average net assets                             0.67%            0.77%           (0.33)%
  Portfolio turnover rate/5/                       145%             122%               3%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3,4,6/                                2.04%            9.22%          211.67%

1   Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3   Ratios shown for periods of less than one year are annualized.
4 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 92 FINANCIAL HIGHLIGHTS

GROWTH EQUITY FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period

                                            SEPT. 30,        SEPT. 30,           SEPT. 30,          SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                       2005              2004                2003               2002             2001
 NET ASSET VALUE, BEGINNING OF PERIOD         $27.97           $24.82              $19.61             $24.00            $39.98
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.12/1/         (0.01)/1/           (0.03)/1/          (0.05)            (0.02)
  Net realized and unrealized
   gain (loss) on investments                   4.68             3.16                5.25              (3.35)            (9.87)
                                           ---------         -----------         -----------        --------          --------
  Total from investment operations              4.80             3.15                5.22              (3.40)            (9.89)
                                           ---------         -----------         -----------        --------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                           (0.03)            0.00               (0.01)             (0.07)             0.00
  Distributions from net
   realized gain                               (1.57)            0.00                0.00              (0.92)            (6.09)
                                           ---------         -----------         -----------        --------          --------
  Total distributions                          (1.60)            0.00               (0.01)             (0.99)            (6.09)
                                           ---------         -----------         -----------        --------          --------
 NET ASSET VALUE, END OF PERIOD               $31.17           $27.97              $24.82             $19.61            $24.00
                                           =========         ===========         ===========        ========          ========
 TOTAL RETURN/2/                               17.60%           12.69%              26.62%            (15.25)%          (28.74)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)          $396,865         $493,899            $450,480           $363,946          $476,031
  Ratios to average net assets:
  Ratio of expenses to average
   net assets/3/                                1.25%            1.24%               1.25%              1.22%             1.25%
  Ratio of net investment income (loss)
   to average net assets                        0.42%           (0.04)%             (0.12)%            (0.19)%           (0.06)%
  Portfolio turnover rate/4/                      50%              44%                 58%                40%               75%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3,5/                                1.34%            1.27%               1.45%              1.41%             1.29%

1   Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investment in several master portfolios.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                         FINANCIAL HIGHLIGHTS 93

INDEX FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period

                                               SEPT. 30,          SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                          2005               2004              2003              2002               2001
 NET ASSET VALUE, BEGINNING OF PERIOD             $45.21             $40.33           $32.98            $42.00            $59.73
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      0.89               0.65             0.55              0.51              0.54
  Net realized and unrealized
   gain (loss) on investments                       4.50               4.81             7.37             (8.99)           (15.94)
                                                --------           --------         --------          --------          ---------
  Total from investment operations                  5.39               5.46             7.92             (8.48)           (15.40)
                                                --------           --------         --------          --------          ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                               (0.80)             (0.58)           (0.57)            (0.54)            (0.60)
  Distributions from net
   realized gain                                    0.00               0.00             0.00              0.00             (1.73)
                                                --------           --------         --------          --------          ---------
  Total distributions                              (0.80)             (0.58)           (0.57)            (0.54)            (2.33)
                                                --------           --------         --------          --------          ---------
 NET ASSET VALUE, END OF PERIOD                   $49.80             $45.21           $40.33            $32.98            $42.00
                                                ========           ========         ========          ========          =========
 TOTAL RETURN/1/                                   11.99%             13.57%           24.22%           (20.54)%          (26.63)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)            $1,211,916         $1,087,212         $839,581          $596,168          $733,380
  Ratios to average net assets:
  Ratio of expenses to average
   net assets/2/                                    0.25%              0.25%            0.25%             0.25%             0.25%
  Ratio of net investment income (loss)
   to average net assets                            1.87%              1.49%            1.58%             1.28%             1.11%
  Portfolio turnover rate/3/                           8%                 3%               3%                4%                2%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,4/                                    0.31%              0.31%            0.44%             0.39%             0.30%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
3 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 94 FINANCIAL HIGHLIGHTS

LARGE CAP APPRECIATION FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON AUGUST 31, 2001
For a share outstanding throughout each period

                                                  SEPT. 30,       SEPT. 30,       SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                              2005            2004            2003             2002             2001
 NET ASSET VALUE, BEGINNING OF PERIOD                $9.87            $8.96          $7.55            $9.53           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                        0.06/1/          0.02/1/        0.00             0.00             0.01
  Net realized and unrealized
   gain (loss) on investments                         1.87             0.89           1.41            (1.98)           (0.48)
                                                 ---------        ---------        -------          -------         --------
  Total from investment operations                    1.93             0.91           1.41            (1.98)           (0.47)
                                                 ---------        ---------        -------          -------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                 (0.04)            0.00           0.00             0.00             0.00
  Distributions from net
   realized gain                                     (0.12)            0.00           0.00             0.00             0.00
                                                 ---------        ---------        -------          -------         --------
  Total distributions                                (0.16)            0.00           0.00             0.00             0.00
                                                 ---------        ---------        -------          -------         --------
 NET ASSET VALUE, END OF PERIOD                     $11.64            $9.87          $8.96            $7.55            $9.53
                                                 =========        =========        =======          =======         ========
 TOTAL RETURN/2/                                     19.70%           10.16%         18.68%          (20.78)%          (4.70)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $18,060          $14,830        $16,905           $4,155              $10
  Ratios to average net assets:/3/
  Ratio of expenses to average net assets/4/          1.00%            1.00%          0.95%            0.95%            0.86%
  Ratio of net investment income (loss) to
   average net assets                                 0.56%            0.12%         (0.06)%           0.05%            1.00%
  Portfolio turnover rate/5/                           133%             149%           153%             123%              10%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses/3,4,6/      1.16%            1.08%          1.61%            5.81%            0.86%

1   Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3   Ratios shown for periods of less than one year are annualized.
4 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
6 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                         FINANCIAL HIGHLIGHTS 95

LARGE COMPANY GROWTH FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period

                                             SEPT. 30,        SEPT. 30,        SEPT. 30,      SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:                        2005             2004             2003            2002            2001
 NET ASSET VALUE, BEGINNING OF PERIOD           $42.73         $41.67            $32.65          $42.06          $70.71
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    0.21/1/       (0.16)/1/         (0.16)          (0.21)          (0.24)
  Net realized and unrealized
   gain (loss) on investments                     4.37           1.22              9.18           (9.20)         (27.53)
                                             ---------       -----------       --------        --------        ---------
  Total from investment operations                4.58           1.06              9.02           (9.41)         (27.77)
                                             ---------       -----------       --------        --------        ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                             (0.07)          0.00              0.00            0.00            0.00
  Distributions from net
   realized gain                                  0.00           0.00              0.00            0.00           (0.84)
  Distributions in excess of
   realized gain                                  0.00           0.00              0.00            0.00           (0.04)
                                             ---------       -----------       --------        --------        ---------
  Total distributions                            (0.07)          0.00              0.00            0.00           (0.88)
                                             ---------       -----------       --------        --------        ---------
 NET ASSET VALUE, END OF PERIOD                 $47.24         $42.73            $41.67          $32.65          $42.06
                                             =========       ===========       ========        ========        =========
 TOTAL RETURN/2/                                 10.73%          2.57%            27.60%         (22.37)%        (39.73)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)          $1,850,677       $1,975,616       $1,761,429      $1,038,491      $1,066,607
  Ratios to average net assets:
  Ratio of expenses to average net assets/3/      0.95%          0.94%             0.96%           1.00%           0.97%
  Ratio of net investment income (loss)
   to average net assets                          0.46%         (0.35)%           (0.44)%         (0.56)%         (0.48)%
  Portfolio turnover rate/4/                        18%            14%               13%             18%             13%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3,5/                                  1.01%          0.95%             1.05%           1.03%           0.97%

1   Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
5 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 96 FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period

                                              SEPT. 30,        SEPT. 30,      SEPT. 30,    SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                          2005             2004          2003          2002          2001
 NET ASSET VALUE, BEGINNING OF PERIOD           $26.83           $23.87        $17.35        $21.73         $36.22
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.21)/1/        (0.26)/1/     (0.13)        (0.16)         (0.10)
  Net realized and unrealized
   gain (loss) on investments                     4.56             3.22          6.65         (4.22)         (7.26)
                                              -----------      -----------   --------      --------       --------
  Total from investment operations                4.35             2.96          6.52         (4.38)         (7.36)
                                              -----------      -----------   --------      --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                              0.00             0.00          0.00          0.00           0.00
  Distributions from net
   realized gain                                 (0.17)            0.00          0.00          0.00          (7.13)
                                              -----------      -----------   --------      --------       --------
  Total from distributions                       (0.17)            0.00          0.00          0.00          (7.13)
                                              -----------      -----------   --------      --------       --------
 NET ASSET VALUE, END OF PERIOD                 $31.01           $26.83        $23.87        $17.35         $21.73
                                              ===========      ===========   ========      ========       ========
 TOTAL RETURN/2/                                 16.26%           12.40%        37.58%       (20.16)%       (23.33)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)            $523,190         $486,285       $432,328     $329,964       $431,695
  Ratios to average net assets:
  Ratio of expenses to average
   net assets/3/                                  1.20%            1.20%         1.21%         1.22%          1.21%
  Ratio of net investment income (loss)
   to average net assets                         (0.74)%          (0.97)%       (0.65)%       (0.68)%        (0.44)%
  Portfolio turnover rate/4/                       142%             145%          163%          169%           206%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3,5/                                  1.31%            1.25%         1.34%         1.25%          1.21%

1   Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown.
3 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
5 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                         FINANCIAL HIGHLIGHTS 97

SMALL COMPANY VALUE FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON JANUARY 31, 2002
For a share outstanding throughout each period

                                                         SEPT. 30,       SEPT. 30,       SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:                                    2005             2004            2003             2002
 NET ASSET VALUE, BEGINNING OF PERIOD                      $13.74          $11.60           $8.44           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                               0.02            0.01            0.01             0.01
  Net realized and unrealized gain (loss)
   on investments                                            3.20            1.65            3.15            (1.57)
                                                         --------        --------         -------         --------
  Total from investment operations                           3.22            1.66            3.16            (1.56)
                                                         --------        --------         -------         --------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                   0.00            0.00            0.00             0.00
  Distributions from net realized gain                      (0.88)           0.48            0.00             0.00
                                                         --------        --------         -------         --------
  Total distributions                                       (0.88)           0.48            0.00             0.00
                                                         --------        --------         -------         --------
 NET ASSET VALUE, END OF PERIOD                            $16.08          $13.74          $11.60            $8.44
                                                         ========        ========        ========         ========
 TOTAL RETURN/1/                                            24.21%          23.05%          37.51%          (15.60)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                       $140,337         $59,797         $33,583           $5,465
  Ratios to average net assets:/2/
  Ratio of expenses to average net assets/3/                 1.12%           1.20%           1.21%            1.23%
  Ratio of net investment income (loss) to
   average net assets                                        0.33%           0.15%           0.21%            0.34%
  Portfolio turnover rate/4/                                   70%             64%             80%              98%
  Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/2,3,5/                1.22%           1.38%           1.21%            3.58%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2   Ratios shown for periods of less than one year are annualized.
3 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
5 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 98 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]





FOR MORE INFORMATION


More information on each Fund is available free upon request, including the following documents:


Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.


Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.


To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:


By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com


By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266


On the Internet:
www.wellsfargo.com/advantagefunds


From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                            105FAM/P1003 (10-06)
                                                                  RT527020 10-06
                                                          ICA Reg. No. 811-09253
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                FEBRUARY 1, 2007

                                   Prospectus

                                 Investor Class

WELLS FARGO ADVANTAGE FUNDSSM - EQUITY GATEWAY FUNDS

Emerging Growth Fund

Index Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
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THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information                             3
Emerging Growth Fund                             4
Index Fund                                       7
Description of Principal Investment Risks       11


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ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust               13
The Investment Adviser                      13
The Sub-Adviser and Portfolio Managers      13
Dormant Investment Advisory Arrangements    16
Dormant Multi-Manager Arrangement           16


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YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares       17
How to Open an Account    18
How to Buy Shares         19
How to Sell Shares        21
How to Exchange Shares    24
Account Policies          26

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OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                  28
Taxes                          29
Master/Gateway/SM/ Structure   30
Financial Highlights           32
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Index Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

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MASTER/GATEWAY STRUCTURE
The Funds are gateway funds in a Master/Gateway structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

EMERGING GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Brandon M. Nelson, CFA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA

FUND INCEPTION:
1/31/2007
INVESTOR CLASS
Ticker:

INVESTMENT OBJECTIVE
The Emerging Growth Fund seeks long-term capital appreciation.

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PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o At least 80% of the Fund's total assets in equity securities of small-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Emerging Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures or options, as well as other derivatives, to manage risk or to enhance return.

We seek companies with robust and sustainable growth in earnings and revenue whose stock may benefit from positive revisions to earnings and revenue forecasts of Wall Street analysts. Positive revisions are important because we believe identifying and successfully anticipating those revisions can lead to stock outperformance. To find growth and successfully anticipate positive revisions, we use bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model has sufficient profit potential. We combine that fundamental analysis with our assessment of the market's sentiment toward that stock to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We sell a company's securities when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or if we see a lack of positive revisions to revenue and earnings. Depending on the circumstances, we may also sell or trim a position when we see market sentiment turn negative on a security in the portfolio. We consider our sell discipline a critical and value-added part of our process.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 EMERGING GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Small Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                          EMERGING GROWTH FUND 5

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases              None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                          None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted from fund assets)
  Management Fees/1/                   0.90%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.82%
  TOTAL ANNUAL FUND                    1.72%
  OPERATING EXPENSES/3/
  Fee Waivers                          0.23%
  NET EXPENSES/4/                      1.49%

1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests. The following advisory fee schedule is charged to the master portfolio based on the master portfolio's average daily net assets: 0.90% for the first $500 million; 0.85% for the next $500 million; 0.80% for the next $2 billion; 0.775% for the next $2 billion; and 0.75% for assets over $5 billion.
2 Other expenses are based on estimates for the current fiscal year and may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___%.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $

 6 EMERGING GROWTH FUND

INDEX FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Gregory T. Genung, CFA

FUND INCEPTION:
1/31/1987
INVESTOR CLASS
Ticker: WFVEX

INVESTMENT OBJECTIVE
The Index Fund seeks to replicate the total rate of return of the S&P 500 Index, before fees and expenses.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Index Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund's investment results, before fees and expenses. This correlation is sought regardless of market conditions.

A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses.

Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                                    INDEX FUND 7

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Index Tracking Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 8 INDEX FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                               Calendar Year Total Returns for the Investor Class
                                              as of 12/31 each year
 1997        1998        1999        2000        2001        2002        2003        2004       2005       2006
33.18%      28.33%      20.59%       -9.20%     11.93%      22.03%      28.28%      10.60%      4.69%      %

         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                               1 YEAR       5 YEARS       10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes                          %            %             %
  Returns After Taxes on Distributions/2/       %            %             %
  Returns After Taxes on                        %            %             %
Distributions and Sale of Fund Shares/2/
 S&P 500 (Reg. TM) INDEX/3,4/                   %            %             %
  (reflects no deduction for expenses or taxes)

1 Investor Class shares incepted on April 11, 2005. Performance of the Investor Class shares of the Fund prior to April 11, 2005, reflects the performance of the Administrator Class shares, adjusted to reflect the expenses of the Investor Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannont invest directly in an index.
4 Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

                                                                    INDEX FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases              None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                          None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                         0.09%
  Distribution (12b-1) Fees                  0.00%
  Other Expenses/2/                          x.xx%
  TOTAL ANNUAL FUND                          X.XX%
  OPERATING EXPENSES/3/
  Fee Waivers                                x.xx%
  NET EXPENSES/4/                            0.45%

1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.10% for the first $1 billion; 0.075% for the next $4 billion; and 0.05% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___%.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year        $    xxx
   3 Years       $    xxx
   5 Years       $    xxx
  10 Years       $    xxx

 10 INDEX FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.

COUNTER-PARTY RISK       When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                         Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                         Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DERIVATIVES RISK         The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                         For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value, or payments, are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
FOREIGN INVESTMENT RISK  Foreign securities are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Direct investment in foreign securities denominated in a foreign currency involves exposure to fluctuations in foreign currency exchange rates which may reduce the value of an investment made in a security dominated in that foreign currency; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets. Foreign securities also include American Depository Receipts
                         (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global
                         Depositary Receipts (GDRs). ADRs, EDRs and GDRs are depository receipts for foreign company stocks issued by a bank and held in trust at that bank, which entitle the owner to any capital gains or dividends. ADRs are U.S. dollar denominated, and EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. ADRs, EDRs and GDRs are subject to the same risks as other foreign securities.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 11

GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Their prices may be more volatile than those of other types of stocks, particularly over the short term. Growth stocks may be more expensive relative to their current earnings or assets compared to the values or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall.
INDEX TRACKING RISK           The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
ISSUER RISK                   The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALL COMPANY SECURITIES RISK Securities of small companies tend to be more volatile and less liquid than larger company stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

 12 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

ORGANIZATION AND MANAGEMENT OF THE FUNDS
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ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended September 30, 2006.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios. Sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 13


=============================
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, located at
525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Emerging Growth Fund and Index Fund. Accordingly,
Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital
Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.
GREGORY T. GENUNG, CFA        Mr. Genung is responsible for managing the Index Fund, which he has managed since
Index Fund                    2002. Mr. Genung joined Wells Capital Management in 2001, and also manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds.
                              Education: B.S., Finance and Economics equivalency degree, University of Minnesota,
                              Duluth.
BRANDON M. NELSON, CFA        Mr. Nelson is jointly responsible for managing the Emerging Growth Fund, which he
Emerging Growth Fund          has managed since 2007. Mr. Nelson joined Wells Capital Management in 2005 as a portfolio manager. Prior to that, he was with Strong Capital Management, Inc. since
                              1996 and since October 2000, he has managed equity accounts. Education: B.S.,
                              Business Administration; M.S., Finance, University of Wisconsin, Madison; Mr. Nelson
                              was selected to participate in the Applied Security Analysis Program.
THOMAS C. OGNAR, CFA          Mr. Ognar is jointly responsible for managing the Emerging Growth Fund, which he has
Emerging Growth Fund          managed since 2007. Mr. Ognar joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Ognar was a portfolio manager with Strong Capital Management, Inc. since May 2002 and managed separate and Institutional accounts since 2001. Mr. Ognar joined Strong Capital
                              Management, Inc. in 1998, and served as a senior equity research analyst from 1998 to
                              2002. Education: B.A., Finance, Miami University; M.S., Finance, University of Wisconsin,
                              Madison.
BRUCE C. OLSON, CFA           Mr. Olson is jointly responsible for managing the Emerging Growth Fund, which he has
Emerging Growth Fund          managed since 2007. Mr. Olson joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with
                              Strong Capital Management, Inc. and managed separate and institutional accounts since January 1998. Mr. Olson joined Strong Capital Management, Inc. in 1994.
                              Education: B.A., Finance and History, Gustavus Adolphus College.

==============================

 14 ORGANIZATION AND MANAGEMENT OF THE FUNDS

SUB-ADVISER'S PRIOR PERFORMANCE HISTORY
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT
The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by Wells Capital Management with substantially similar investment objectives, policies and strategies as the Emerging Growth Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

[GRAPHIC APPEARS HERE]

                                Wells Capital Management Composite Calendar Year Returns
1996        1997        1998       1999        2000        2001         2002         2003        2004        2005
28.86%      16.32%      5.56%      82.69%       -9.46%      -27.69%      -28.92%     50.62%      18.52%      22.93%

             BEST AND WORST QUARTER
  Best Quarter:       Q4    1999        53.76%
  Worst Quarter:      Q1    2001       -26.64%

 AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/05                               1 YEAR        5 YEARS       LIFE OF FUND
 Wells Capital Mangement Composite Performance              22.93%        2.44%         11.43%
  (incept. 7/1/1994)
 Russel 2000 Growth Index                                    4.15%        2.28%          4.68%

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 15

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the Funds, each a gateway fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of each Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway funds, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as each gateway Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Funds have a similar "dormant" sub-advisory arrangement with the sub-adviser that advises the master portfolio in which each gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Emerging Growth Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 16 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 17

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o  through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

 18 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Funds held through brokerage and other types of accounts, please consult your selling agent.

 MINIMUM INVESTMENTS           INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
----------------------------- -------------------------------------------------- --------------------------------------
 Regular accounts               $ 2,500                                             $   100
 Automatic Investment Plans     $    50                                             $    50
 IRAs, IRA rollovers, Roth      $ 1,000                                             $   100
  IRAs
 UGMA/UTMA accounts             $ 1,000                                             $ 1,000
 Employer Sponsored             no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                 OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
----------------------------- -------------------------------------------------- --------------------------------------
 Through Your Investment       Contact your investment representative             Contact your investment
 Representative                                                                   representative
----------------------------- -------------------------------------------------- --------------------------------------
 By Mail                       o Complete and sign your account application.      o Fill out the deposit slip from
                                                                                  your account statement. If you
                               o Mail the application with your check made        do not have a slip, include a
                               payable to the Fund to Investor Services at:       note with your name, the Fund
                                                REGULAR MAIL                      name, and your account number.
                              --------------------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS               o Mail the deposit slip or note
                                               P.O. Box 8266                      with your check made payable
                                           Boston, MA 02266-8266                  to the Fund to the address on
                                                                                  the left.
                                               OVERNIGHT ONLY
                              --------------------------------------------------  --------------------------------------

                                        WELLS FARGO ADVANTAGE FUNDS
                                        Attn: CCSU-Boston Financial
                                                30 Dan Road
                                           Canton, MA 02021-2809
----------------------------- -------------------------------------------------- --------------------------------------
 By Telephone                  A new account may not be opened by                 To buy additional shares or to buy
                               telephone unless you have another Wells            shares of a new Fund call:
                               Fargo Advantage Fund account with your             o Investor Services at
                               bank information on file. If you do not            1-800-222-8222 or
                               currently have an account, refer to the section    o 1-800-368-7550 for the
                               on buying shares by mail or wire.                  automated phone system
----------------------------- -------------------------------------------------- --------------------------------------
 In Person                     Investors are welcome to visit the Investor        See instructions shown to the left.
                               Center in person to ask questions or conduct
                               any Fund transaction. The Investor Center is
                               located at 100 Heritage Reserve, Menomonee
                               Falls, Wisconsin 53051.
----------------------------- -------------------------------------------------- --------------------------------------

                                                            HOW TO BUY SHARES 19

 BUYING SHARES
-----------------------------------------------------------------------------------------------------
                OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
--------------- --------------------------------------------- ---------------------------------------
 By Wire        o Complete, sign and mail your account        To buy additional shares, instruct
                application (refer to the section on buying   your bank or financial institution to
                shares by mail)                               use the same wire instructions
                o Provide the following instructions to your  shown to the left.
                financial institution:
                State Street Bank & Trust
                Boston, MA
                Bank Routing Number: ABA 011000028
                Wire Purchase Account: 9905-437-1
                Attention: WELLS FARGO ADVANTAGE FUNDS
                (Name of Fund, Account
                Number and any applicable
                share class)
                Account Name: Provide your
                name as registered on the
                Fund account
--------------- --------------------------------------------- ---------------------------------------
 By Internet    You may open an account on-line and fund      o To buy additional shares or buy
                your account with an Electronic Funds         shares of a new Fund, visit our
                Transfer from your bank account, by Federal   Web site at
                Wire, or by sending us a check. Visit         www.wellsfargo.com/
                www.wellsfargo.com/advantagefunds.            advantagefunds.
                                                              o Subsequent online purchases
                                                              have a minimum of $100 and a
                                                              maximum of $100,000.
--------------- --------------------------------------------- ---------------------------------------

GENERAL NOTES FOR BUYING SHARES

   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We may waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.

 20 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

 SELLING SHARES            TO SELL SOME OR ALL OF YOUR SHARES
------------------------- ----------------------------------------------------------------------
 Minimum Redemption        $100 (or remainder of account balance)
------------------------- ---------------------------------------------------------------------
 Through Your Investment   Contact your investment representative
------------------------- ----------------------------------------------------------------------
  Representative
-------------------------
 By Mail                   o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                           dollar amount you wish to receive (or write "Full Redemption"
                           to redeem your remaining account balance) to the address
                           below.
                           o Make sure all account owners sign the request exactly as their names appear on the account application.
                           o  A medallion guarantee may be required under certain
                           circumstances (see "General Notes for Selling Shares").
                                                      REGULAR MAIL
------------------------- ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                               Attn: CCSU-Boston Financial
                                                       30 Dan Road
                                                  Canton, MA 02021-2809
------------------------- ----------------------------------------------------------------------
 By Wire                   o To arrange for a Federal Funds wire, call 1-800-222-8222.
                           o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                           o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                           o There is a $10 fee for each request.
------------------------- ----------------------------------------------------------------------
 By Internet               Visit our Web site at www.wellsfargo.com/advantagefunds.
                           Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000.
------------------------- ----------------------------------------------------------------------
 In Person                 Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                           53051.
------------------------- ----------------------------------------------------------------------

                                                           HOW TO SELL SHARES 21

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /              o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer   use the automated phone system 1-800-368-7550.
(EFT)                        o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                             application or subsequently in writing.
                             o Redemption requests may not be made by phone if the
                             address on your account was changed in the last 30 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                             o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 30 days)
                             or transferred to a linked bank account.
                             o Transfers made to a Wells Fargo Bank account are made
                             available sooner than transfers to an unaffiliated institution.
                             o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                             market funds, and next day for all other WELLS FARGO ADVANTAGE
                             FUNDS.
                             o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                             NOTE: Telephone transactions such as redemption requests
                             made over the phone generally require only one of the
                             account owners to call unless you have instructed us
                             otherwise.
--------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

 22 HOW TO SELL SHARES

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 30 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

                                                           HOW TO SELL SHARES 23

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds

 24 HOW TO EXCHANGE SHARES

Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

                                                       HOW TO EXCHANGE SHARES 25

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

 26 ACCOUNT POLICIES

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 27

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income and any realized net capital gains annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

 28 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Under recently enacted legislation, this reduced rate of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 29

MASTER/GATEWAY/SM/ STRUCTURE
--------------------------------------------------------------------------------

Each Fund is a gateway fund in a MASTER/GATEWAY/SM/ structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the Master Portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.

 MASTER PORTFOLIO              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 EMERGING GROWTH PORTFOLIO     INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                               PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                               capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures or options, as well as other derivatives, to manage risk or to enhance return.
                               We seek companies with robust and sustainable growth in earnings and revenue whose stock may benefit from positive revisions to earnings and revenue forecasts of Wall Street analysts. Positive revisions are important because we believe identifying and successfully anticipating those revisions can lead to stock outperformance. To find growth and successfully anticipate positive revisions, we use bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model has sufficient profit potential. We combine that fundamental analysis with our assessment of the market's sentiment toward that stock to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We sell a company's securities when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or if we see a lack of positive revisions to revenue and earnings.
                               Depending on the circumstances, we may also sell or trim a position when we see market sentiment turn negative on a security in the portfolio. We consider our sell discipline a critical and value-added part of our process.

 30 MASTER/GATEWAY/SM/ STRUCTURE

 MASTER PORTFOLIO     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INDEX PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                      Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before expenses.
                      PRINCIPAL INVESTMENT STRATEGIES: We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95%
                      correlation between the performance of the S&P 500 Index and the Portfolio's investment results, before expenses. This correlation is sought regardless of market conditions.
                      A precise duplication of the performance of the S&P 500 Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a
                      100% correlation is not feasible. Our ability to track the performance of the S&P 500
                      Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Portfolio's securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses.
                      Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

THE SUB-ADVISER FOR THE MASTER PORTFOLIOS
The sub-adviser for the master portfolios is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.


=============================
WELLS CAPITAL MANAGEMENT is the investment sub-adviser for the Emerging Growth
Portfolio and Index Portfolio in which certain gateway funds invest subtantially all or a portion of their assets. For additional information regarding Wells
Capital Management, see "The Sub-Adviser and Portfolio Managers" sub-section.


                                                 MASTER/GATEWAY/SM/ STRUCTURE 31

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.

INDEX FUND
INVESTOR CLASS SHARES-COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period

                                                                        SEPT. 30,
 FOR THE PERIOD ENDED:                                             2005/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                                     $47.52
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                              0.34
  Net realized and unrealized gain (loss)
   on investments                                                           1.89
                                                              ------------------
  Total from investment operations                                          2.23
                                                              ------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                                  0.00
  Distributions from net realized gain                                      0.00
                                                              ------------------
  Total distributions                                                       0.00
                                                              ------------------
 NET ASSET VALUE, END OF PERIOD                                           $49.75
                                                              ==================
 TOTAL RETURN/2/                                                            4.69%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                      $149,501
  Ratios to average net assets:/3/
  Ratio of expenses to average net assets/4/                                0.45%
  Ratio of net investment income (loss) to average net assets               1.36%
  Portfolio turnover rate/5/                                                   8%
  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses/3,4,6/                                               0.82%

1 For the period from April 11, 2005 (commencement of Class) to September 30, 2005.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3   Ratios shown for periods of less than one year are annualized.
4 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
5 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 32 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                            105FAM/P1003 (10-06)
                                                                  RT527020 10-06
                                                          ICA Reg. No. 811-09253
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                FEBRUARY 1, 2007

                                   Prospectus

                                    Class D

WELLS FARGO ADVANTAGE FUNDSSM -  EQUITY GATEWAY FUNDS

C&B Large Cap Value Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information                             3
C&B Large Cap Value Fund                         4
Description of Principal Investment Risks        8

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUND
INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust                              10
The Investment Adviser                                     10
The Sub-Adviser and Portfolio Managers                     10
Dormant Investment Advisory Arrangements                   12
Dormant Multi-Manager Arrangement                          12

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares       13
 How to Buy Shares        15
How to Sell Shares        17
How to Exchange Shares    19
Account Policies          21

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OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                  23
Taxes                          23
Master/Gateway/SM/ Structure   24
Financial Highlights           25
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of the Fund in this Prospectus is non-fundamental;
that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

o  what the Fund is trying to achieve; and

o  how we intend to invest your money.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
MASTER/GATEWAY STRUCTURE
The Fund is a gateway fund in a Master/Gateway structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, L.P.

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION:
5/15/1990
CLASS D
Ticker: CBEQX

INVESTMENT OBJECTIVE
The C&B Large Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the C&B Large Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      C&B LARGE CAP VALUE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective July 23, 2004, the Wells Fargo Advantage C&B Large Cap Value Fund was organized as the successor fund to the C&B Large Cap Value Portfolio.

[GRAPHIC APPEARS HERE]

                                  Calendar Year Total Returns for Class D/1/
                                             as of 12/31 each year
 1997       1998       1999        2000       2001         2002        2003        2004       2005       2006
27.98%      8.04%      2.06%      19.49%      6.59%       -10.89%     33.46%      12.50%      0.30%      %

         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                                         1 YEAR       5 YEARS       10 YEARS
 CLASS D/1/
  Returns Before Taxes                                 %            %             %
  Returns After Taxes on   Distributions/2/            %            %             %
  Returns After Taxes on                               %            %             %
Distributions and Sale of Fund Shares/2/
 RUSSELL 1000 (Reg. TM)                                %            %             %
  VALUE INDEX/3/
  (reflects no deduction for expenses or taxes)

1 Class D shares incepted on May 15, 1990. Performance of the Fund prior to July 23, 2004, reflects the performance of the C&B Large Cap Value Portfolio's single class of shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannont invest directly in an index.

 6 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases            None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                        None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                       0.75%
  Distribution (12b-1) Fees                0.00%
  Other Expenses/2/                        x.xx%
  TOTAL ANNUAL FUND                        X.XX%
  OPERATING EXPENSES/3/
  Fee Waivers                              x.xx%
  NET EXPENSES/4/                          1.25%

1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___%.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year        $           xxx
   3 Years       $           xxx
   5 Years       $           xxx
  10 Years       $           xxx

                                                      C&B LARGE CAP VALUE FUND 7

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information and on the Fund's Web site at www.wellsfargo.com/advantagefunds.

COUNTER-PARTY RISK           When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                             Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                             Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DERIVATIVES RISK             The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                             For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value, or payments, are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
ISSUER RISK                  The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK               A security may not be sold at the time desired or without adversely affecting the price.

 8 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MANAGEMENT RISK              We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
VALUE STYLE INVESTMENT RISK  Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 9

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Fund and approves the selection of various companies hired to manage the Fund's operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund and the master portfolio in which the Fund invests. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's annual report for the fiscal year ended September 30, 2006.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund and master portfolio. Sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

 10 ORGANIZATION AND MANAGEMENT OF THE FUND


=============================
COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at. Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Fund. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the C&B Large Cap Value Fund. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.
KERMIT S. ECK, CFA            Mr. Eck is jointly responsible for managing the C&B Large Cap Value Fund, which he has
C&B Large Cap Value Fund      managed since 1997. Mr. Eck joined Cooke & Bieler in 1992 and currently serves as a
                              Partner, Portfolio Manager and Research Analyst since _____ (year). Education: B.S.,
                              Computer Science, Montana State University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA         Mr. Heitman is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund      he has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005 as a portfolio manager. Before joining Cooke & Bieler, Mr. Heitman was with Schneider Capital
                              Management as a senior analyst from 2000 until 2005. Education: B.S., Finance, Iowa
                              State University; M.B.A., University of Chicago.
MICHAEL M. MEYER, CFA         Mr. Meyer is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1993. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst since __________ (year). Education:
                              B.A., Economics, Davidson College; M.B.A., The Wharton School of Business.
JAMES R. NORRIS               Mr. Norris is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1998. Mr. Norris joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst since _____ (year). Education: B.S.,
                              Management, Guilford College; M.B.A., University of North Carolina.
EDWARD W. O'CONNOR, CFA       Mr. O'Connor is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund      he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002 where he is currently a Partner, Portfolio Manager and Research Analyst since ________(year). Prior to joining Cooke & Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout. Education: B.A., Economics and Philosophy, Colgate University;
                              M.B.A., University of Chicago.
R. JAMES O'NEIL, CFA          Mr. O'Neil is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1990. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a Partner, Portfolio Manager and Research Analyst since ______(year). Education: B.A.,
                              Economics, Colby College; M.B.A., Harvard School of Business.
MEHUL TRIVEDI, CFA            Mr. Trivedi is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1998. He joined Cooke & Bieler in 1998 where he is currently a
                              Partner, Portfolio Manager and Research Analyst since _______(year). Education: B.A.,
                              International Relations, University of Pennsylvania; B.S., Economics, Wharton School of
                              Business; M.B.A., Wharton School of Business.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 11

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the C&B Large Cap Value Fund, a gateway fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway fund, Funds Management acts as investment adviser for the Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as the gateway Fund invests substantially all of its assets in one or more master portfolios. If the Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 12 ORGANIZATION AND MANAGEMENT OF THE FUND

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 13

SHAREHOLDER SERVICING PLAN
The Fund has a shareholder servicing plan. Under this plan, the Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

 14 PRICING FUND SHARES

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Class D shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Class D shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Fund. (Former Cooke & Bieler Portfolio shareholders who received Class D shares in the reorganization and do not hold their shares through an institution should contact Investor Services at 1-800-222-8222 for assistance with purchasing Fund shares.)

 MINIMUM INVESTMENTS         INITIAL PURCHASE                                  SUBSEQUENT PURCHASES
--------------------------- ------------------------------------------------- ---------------------------------------
 Regular accounts             $2,500                                            $100
 IRAs, IRA rollovers, Roth    $1,000                                            $100
  IRAs
 Employer Sponsored           no minimum                                        no minimum
 Retirement Plans
 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
 SHARES DIRECTLY
--------------------------- ------------------------------------------------- ---------------------------------------
 Through Your Investment     Contact your investment representative            Contact your investment
 Representative                                                                representative
--------------------------- ------------------------------------------------- ---------------------------------------
 By Telephone or Internet    A new account may not be opened by                To buy additional shares or to buy
                             telephone or internet unless the institution      shares of a new Fund call:
                             has another Wells Fargo Advantage Fund            o Investor Services at
                             account. If the institution does not currently    1-800-222-8222 or
                             have an account, contact your investment          o 1-800-368-7550 for the
                             representative.                                   automated phone system
                                                                               o or visit our Web site at
                                                                               www.wellsfargo.com/
                                                                               advantagefunds.
--------------------------- ------------------------------------------------- ---------------------------------------
 By Wire                     o Complete and sign your account                  To buy additional shares, instruct
                               application                                     your bank or financial institution to
                             o Provide the following instructions to your      use the same wire instructions
                               financial institution:                          shown to the left.

                             State Street Bank & Trust
                             Boston, MA
                             Bank Routing Number: ABA 011000028
                             Wire Purchase Account: 9905-437-1
                             Attention: WELLS FARGO ADVANTAGE FUNDS
                             (Name of Fund, Account Number and any
                             applicable share class )
                             Account Name: Provide your name as registered
                             on the Fund account
--------------------------- ------------------------------------------------- ---------------------------------------
 In Person                  Investors are welcome to visit the Investor       See instructions shown to the left.
                            Center in person to ask questions or conduct
                            any Fund transaction. The Investor Center is
                            located at 100 Heritage Reserve, Menomonee
                            Falls, Wisconsin 53051.
--------------------------- ------------------------------------------------- ---------------------------------------

                                                            HOW TO BUY SHARES 15

  INSTITUTIONS PURCHASING
      OPENING AN ACCOUNT             ADDING TO AN ACCOUNT
     ------------------------------ ------------------------------
  SHARES DIRECTLY
------------------------------------------------------------------

---- ------------------------------ -----------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Class D shares on your behalf, you should understand the following:

o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Class D shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

 16 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Class D shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares. (Former Cooke & Bieler Portfolio shareholders who received Class D shares in the reorganization and do not hold their shares through an institution should contact Investor Services at 1-800-222-8222 for assistance with selling Fund shares.)

 INSTITUTIONS SELLING SHARES   TO SELL SOME OR ALL OF YOUR SHARES
  DIRECTLY
----------------------------- ---------------------------------------------------------------------
 Through Your Investment       Contact your investment representative
  Representative
-----------------------------
 By Telephone /                o To speak with an investor services representative 1-800-222-
 Electronic Funds Transfer     8222 or use the automated phone system 1-800-368-7550.
(EFT)                          o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                               market funds, and next day for all other WELLS FARGO ADVANTAGE
                               FUNDS.
                               o Transfers made to a Wells Fargo Bank Account are made
                               available sooner than transfers to an unaffiliated institution.
                               o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                               NOTE: Telephone transactions such as redemption requests
                               made over the phone generally require only one of the
                               account owners to call unless you have instructed us
                               otherwise.
----------------------------- ---------------------------------------------------------------------
 By Wire                       o To arrange for a Federal Funds wire, call 1-800-222-8222.
                               o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                               o Redemption proceeds are usually wired to the financial
                               intermediary the following business day.
----------------------------- ---------------------------------------------------------------------
 By Internet                   Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------- ---------------------------------------------------------------------
 In Person                      Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                               53051.
----------------------------- ---------------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o RIGHT TO DELAY PAYMENT. We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming

                                                           HOW TO SELL SHARES 17
     from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for check redemptions and for Electronic Funds
     Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

   o REDEMPTION IN KIND. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

 18 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. However, there are a couple of exceptions to this:
   o Class D shares may be exchanged for Class A shares of any Wells Fargo Advantage money market fund; and
   o Class D shares may be exchanged for Class A shares of any other Wells Fargo Advantage Fund; however, you will pay the public offering price for the new shares, unless you are otherwise eligible to buy such shares at NAV.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Fund actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Fund take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Fund's policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

                                                       HOW TO EXCHANGE SHARES 19

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund's policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

 20 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords

                                                             ACCOUNT POLICIES 21
confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 22 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund makes distributions of any net investment income and any realized net capital gains annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Under recently enacted legislation, this reduced rate of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 23

MASTER/GATEWAY/SM/ STRUCTURE
--------------------------------------------------------------------------------

The Fund described in this Prospectus is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIO
The following table lists the master portfolio in which the Fund invests. The Portfolio's investment objective is provided, followed by a description of the Portfolio's investment strategies.

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 C&B LARGE CAP VALUE PORTFOLIO   INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
                                 (current income and capital appreciation), consistent with minimizing risk to principal.
                                 PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                 capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                 We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

THE SUB-ADVISER FOR THE MASTER PORTFOLIO
The sub-adviser for the master portfolio is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio.


=============================
COOKE & BIELER is the investment sub-adviser for the C&B Large Cap Value
Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Cooke & Bieler, see "The
Sub-Adviser and Portfolio Managers" sub-section.

 24 MASTER/GATEWAY/SM/ STRUCTURE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information. All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

                                                         FINANCIAL HIGHLIGHTS 25

C&B LARGE CAP VALUE FUND
CLASS D SHARES-COMMENCED ON MAY 15, 1990
For a share outstanding throughout each period

                                                SEPT. 30,        OCT. 31,      OCT. 31,       OCT. 31,       OCT. 31,      OCT. 31,
 FOR THE PERIOD ENDED:                           2005/1/           2004          2003           2002           2001          2000
 NET ASSET VALUE, BEGINNING OF PERIOD            $8.27            $7.42         $6.49          $7.13          $8.71        $12.06
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    0.05/2/          0.03          0.05           0.05           0.07          0.12
  Net realized and unrealized
   gain (loss) on investments                     0.40             0.85          1.61          (0.38)          0.27          0.54
                                             ----------         -------       -------        -------        -------      --------
  Total from investment operations                0.45             0.88          1.66          (0.33)          0.34          0.66
                                             ----------         -------       -------        -------        -------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                             (0.03)           (0.03)        (0.05)         (0.05)         (0.11)        (0.09)
  Distributions from net
   realized gain                                 (0.07)            0.00         (0.68)         (0.26)         (1.81)        (3.92)
                                             ----------         -------       -------        -------        -------      --------
  Total from distributions                       (0.10)           (0.03)        (0.73)         (0.31)         (1.92)        (4.01)
                                             ----------         -------       -------        -------        -------      --------
 NET ASSET VALUE, END OF PERIOD                   $8.62            $8.27         $7.42          $6.49          $7.13         $8.71
                                             ==========         =======       =======        =======        =======      ========
 TOTAL RETURN/3/                                  5.44%           11.88%        28.34%         (5.14)%         4.50%        10.89%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)            $163,464         $50,790       $20,419        $14,383        $38,850       $35,251
  Ratios to average net assets:/4/
  Ratio of expenses to average net assets         1.20%/5/        1.16%         1.16%          1.14%          1.00%         1.00%
  Ratio of net investment income (loss)
   to average net assets                          0.67%           0.40%         0.76%          0.59%          0.91%         1.16%
  Portfolio turnover rate/6,7/                      25%             30%           26%            39%            41%           48%
  Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses/4,8/     1.35%/5/        1.30%         1.20%          1.60%          1.00%         1.00%

1    In 2005, the Fund changed its fiscal year-end from October 31 to September
     30.
2    Calculated based upon average shares outstanding.
3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4    Ratios shown for periods of less than one year are annualized.
5 Includes net expenses allocated from master portfolio(s) in which the Fund invests.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
8 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 26 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                            105FAM/P1003 (10-06)
                                                                  RT527020 10-06
                                                          ICA Reg. No. 811-09253
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                FEBRUARY 1, 2007

                                   Prospectus

                                    Class Z

WELLS FARGO ADVANTAGE FUNDSSM -  EQUITY GATEWAY FUNDS

Large Company Growth Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information                             3
Large Company Growth Fund                        4
Description of Principal Investment Risks        8

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUND
INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust                      10
The Investment Adviser                             10
The Sub-Adviser and Portfolio Managers             11
Dormant Investment Advisory Arrangements           11

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares       12
How to Open an Account    13
How to Buy Shares         15
How to Sell Shares        17
How to Exchange Shares    20
Account Policies          22

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                  24
Taxes                          25
Master/Gateway/SM/ Structure   26
Financial Highlights           27
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of the Fund in this Prospectus is non-fundamental;
that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

o  what the Fund is trying to achieve; and

o  how we intend to invest your money.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
MASTER/GATEWAY STRUCTURE
The Fund is a gateway fund in a Master/Gateway structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
John S. Dale, CFA
Gary E. Nussbaum, CFA

FUND INCEPTION:
12/31/1982
CLASS Z
Ticker: WFLZX

INVESTMENT OBJECTIVE
The Large Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

o up to 20% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                     LARGE COMPANY GROWTH FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                                    Calendar Year Total Returns for Class Z/1/
                                              as of 12/31 each year
 1997        1998        1999        2000         2001         2002        2003       2004       2005       2006
33.35%      48.01%      33.21%       -3.62%      -21.58%      -28.11%     26.77%      3.26%      5.73%      %

         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                               1 YEAR       5 YEARS       10 YEARS
CLASS Z/1/
  Returns Before Taxes                          %            %             %
  Returns After Taxes on Distributions/2/       %            %             %
  Returns After Taxes on                        %            %             %
Distributions and Sale of Fund Shares/2/
 RUSSELL 1000 (Reg. TM)                         %            %             %
  GROWTH INDEX/3/
  (reflects no deduction for expenses or taxes)

1 Class Z shares incepted on April 11, 2005. Performance for the Class Z shares prior to April 11, 2005, reflects the performance of the Fund's Administrator Class shares adjusted to reflect the expenses of the Class Z shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannont invest directly in an index.

 6 LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases              None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                          None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                       0.68%
  Distribution (12b-1) Fees                0.00%
  Other Expenses/2/                        x.xx%
  TOTAL ANNUAL FUND                        X.XX%
  OPERATING EXPENSES/3/
  Fee Waivers                              x.xx%
  NET EXPENSES/4/                          1.37%

1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___%.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year        $           xxx
   3 Years       $           xxx
   5 Years       $           xxx
  10 Years       $           xxx

                                                     LARGE COMPANY GROWTH FUND 7

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information and on the Fund's Web site at www.wellsfargo.com/advantagefunds.

COUNTER-PARTY RISK            When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                              Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                              Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DERIVATIVES RISK              The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                              For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value, or payments, are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
FOREIGN INVESTMENT RISK       Foreign securities are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Direct investment in foreign securities denominated in a foreign currency involves exposure to fluctuations in foreign currency exchange rates which may reduce the value of an investment made in a security dominated in that foreign currency; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets. Foreign securities also include American Depository Receipts
                              (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global
                              Depositary Receipts (GDRs). ADRs, EDRs and GDRs are depository receipts for foreign company stocks issued by a bank and held in trust at that bank, which entitle the owner to any capital gains or dividends. ADRs are U.S. dollar denominated, and EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. ADRs, EDRs and GDRs are subject to the same risks as other foreign securities.

 8 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Their prices may be more volatile than those of other types of stocks, particularly over the short term. Growth stocks may be more expensive relative to their current earnings or assets compared to the values or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall.
ISSUER RISK                   The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 9

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Fund and approves the selection of various companies hired to manage the Fund's operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund and the master portfolio in which the Fund invests. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's annual report for the fiscal year ended September 30, 2006.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

 10 ORGANIZATION AND MANAGEMENT OF THE FUND

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund and master portfolio. Sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.


=============================
PEREGRINE CAPITAL MANAGEMENT, INC.       (Peregrine), a wholly owned subsidiary of Wells Fargo & Company, located at 800
                                         LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the
                                         Large Company Growth Fund. Accordingly, Peregrine is responsible for the day-to-day investment management activites of the Fund. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments.
JOHN S. DALE, CFA                        Mr. Dale is jointly responsible for managing the Large Company Growth Fund, which
Large Company Growth Fund                he has managed since 1983. Mr. Dale joined Peregrine in 1987 as a Senior Vice
                                         President and Portfolio Manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Education: B.A., Marketing, University of
                                         Minnesota.
GARY E. NUSSBAUM, CFA                    Mr. Nussbaum is jointly responsible for managing the Large Company Growth Fund,
Large Company Growth Fund                which he has managed since 1990. Mr. Nussbaum joined Peregrine in 1990 as a Vice
                                         President and Portfolio Manager where he has managed large company growth portfolios. Education: B.A., Finance, University of Wisconsin; M.B.A., University of
                                         Wisconsin.

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the Large Company Growth Fund, a gateway fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway fund, Funds Management acts as investment adviser for the Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as the gateway Fund invests substantially all of its assets in one or more master portfolios. If the Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Fund has a similar "dormant" sub-advisory arrangement with the sub-adviser that advises the master portfolio in which the gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 11

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 12 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
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INVESTORS WHO MAY PURCHASE CLASS Z SHARES
You may purchase Class Z shares only under limited circumstances, at the NAV on the day of purchase. The following types of investors may qualify to purchase Class Z shares of the Funds:

o Investors who received Class Z shares in the reorganization of the Strong Funds into the WELLS FARGO ADVANTAGE FUNDS;

o Investors who previously held Class Z shares of any Fund, upon providing adequate proof of prior ownership;

o Officers, directors and employees of WELLS FARGO ADVANTAGE FUNDS, Funds Management, and affiliates of these entities, and each of their family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law));

o Employer-sponsored retirement plans, and their participants, for which Funds Management or the Funds' distributor, or an affiliate, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Funds Management or the Funds' distributor, or an affiliate, to perform services;

o Certain institutional investors purchasing more than $1 million of Class Z shares;

o Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/);

o  Any Internal Revenue Code Section 529 college savings plan;

o  Any accounts in a fee-based advisory program managed by Funds Management;
   and

o Registered investment advisers holding Class Z shares of a Strong Fund on November 30, 2000.

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

     o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).

SHAREHOLDER SERVICING PLAN
The Fund has a shareholder servicing plan. Under this plan, the Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling

                                                       HOW TO OPEN AN ACCOUNT 13
agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities
Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

 14 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Funds held through brokerage and other types of accounts, please consult your selling agent.

 MINIMUM INVESTMENTS           INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
----------------------------- -------------------------------------------------- --------------------------------------
 Regular accounts               $2,500                                               $100
 Automatic Investment Plans        $50                                                $50
 IRAs, IRA rollovers, Roth      $1,000                                               $100
  IRAs
 UGMA/UTMA accounts             $1,000                                             $1,000
 Employer Sponsored             no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                 OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
----------------------------- -------------------------------------------------- --------------------------------------
 Through Your Investment       Contact your investment representative             Contact your investment
 Representative                                                                   representative
 By Mail                       o Complete and sign your account                   o Fill out the deposit slip from
                               application.                                       your account statement. If you
                               o Mail the application with your check made        do not have a slip, include a
                               payable to the Fund to Investor Services at:       note with your name, the Fund
                                               REGULAR MAIL                       name, and your account
                              --------------------------------------------------  number.
                                        WELLS FARGO ADVANTAGE FUNDS               o Mail the deposit slip or note
                                               P.O. Box 8266                      with your check made payable
                                           Boston, MA 02266-8266                  to the Fund to the address on
                                                                                  the left.
                                               OVERNIGHT ONLY
                              -------------------------------------------------- --------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS
                                        Attn: CCSU-Boston Financial
                                                30 Dan Road
                                           Canton, MA 02021-2809
                              --------------------------------------------------
 By Telephone                  A new account may not be opened by                 To buy additional shares or to buy
                               telephone unless you have another Wells            shares of a new Fund call:
                               Fargo Advantage Fund account with your             o Investor Services at
                               bank information on file. If you do not            1-800-222-8222 or
                               currently have an account, refer to the section    o 1-800-368-7550 for the
                               on buying shares by mail or wire.                  automated phone system
----------------------------- -------------------------------------------------- --------------------------------------
 In Person                     Investors are welcome to visit the Investor        See instructions shown to the left.
                               Center in person to ask questions or conduct
                               any Fund transaction. The Investor Center is
                               located at 100 Heritage Reserve, Menomonee
                               Falls, Wisconsin 53051.
                              --------------------------------------------------

                                                            HOW TO BUY SHARES 15

 BUYING SHARES
----------------------------------------------------------------------------------------------------
                OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
               --------------------------------------------- ---------------------------------------
 By Wire        o Complete, sign and mail your account        To buy additional shares, instruct
                application (refer to the section on buying   your bank or financial institution to
                shares by mail)                               use the same wire instructions
                                                              shown to the left.
                                                             --------------------------------------
               o Provide the following instructions to your
               financial institution:
               State Street Bank & Trust Boston, MA
               Bank Routing Number: ABA 011000028
               Wire Purchase Account: 9905-437-1
               Attention: WELLS FARGO ADVANTAGE FUNDS
               (Name of Fund, Account Number and any applicable
               share class) Account Name: Provide your
               name as registered on the Fund account
               ---------------------------------------------
 By Internet    A new account may not be opened by            o To buy additional shares or buy
                Internet unless you have another Wells Fargo  shares of a new Fund, visit our
                Advantage Fund account with your bank         Web site at
                information on file. If you do not currently  www.wellsfargo.com/
                have an account, refer to the section on      advantagefunds.
                buying shares by mail or wire.
                                                              o Subsequent online purchases
                                                              have a minimum of $100 and a
                                                              maximum of $100,000.
                                                             --------------------------------------

GENERAL NOTES FOR BUYING SHARES

   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

     o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We may waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.

 16 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

 SELLING SHARES            TO SELL SOME OR ALL OF YOUR SHARES
------------------------- ----------------------------------------------------------------------
 Minimum Redemption        $100 (or remainder of account balance)
------------------------- ---------------------------------------------------------------------
 Through Your Investment   Contact your investment representative
------------------------- ----------------------------------------------------------------------
  Representative
-------------------------
 By Mail                   o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                           dollar amount you wish to receive (or write "Full Redemption"
                           to redeem your remaining account balance) to the address
                           below.
                           o Make sure all account owners sign the request exactly as their names appear on the account application.
                           o  A medallion guarantee may be required under certain
                           circumstances (see "General Notes for Selling Shares").

                                                       REGULAR MAIL
------------------------- ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                               Attn: CCSU-Boston Financial
                                                       30 Dan Road
                                                  Canton, MA 02021-2809
------------------------- ----------------------------------------------------------------------
 By Wire                   o To arrange for a Federal Funds wire, call 1-800-222-8222.
                           o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                           o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                           o There is a $10 fee for each request.
------------------------- ----------------------------------------------------------------------
 By Internet               Visit our Web site at www.wellsfargo.com/advantagefunds.
                           Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000.
------------------------- ----------------------------------------------------------------------
 In Person                 Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                           53051.

                                                           HOW TO SELL SHARES 17

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /              o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer   use the automated phone system 1-800-368-7550.
(EFT)
                             o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                             application or subsequently in writing.
                             o Redemption requests may not be made by phone if the
                             address on your account was changed in the last 30 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                             o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 30 days)
                             or transferred to a linked bank account.
                             o Transfers made to a Wells Fargo Bank account are made
                             available sooner than transfers to an unaffiliated institution.
                             o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                             market funds, and next day for all other WELLS FARGO ADVANTAGE
                             FUNDS.
                             o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                             NOTE: Telephone transactions such as redemption requests
                             made over the phone generally require only one of the
                             account owners to call unless you have instructed us
                             otherwise.
--------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

 18 HOW TO SELL SHARES

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 30 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

                                                           HOW TO SELL SHARES 19

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Class Z shares may also be exchanged for Investor Class shares of any Wells Fargo Advantage Fund.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Fund actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Fund take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Fund's policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds

 20 HOW TO EXCHANGE SHARES

Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund's policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

                                                       HOW TO EXCHANGE SHARES 21

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

 22 ACCOUNT POLICIES

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 23

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund makes distributions of any net investment income and any realized net capital gains annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Fund prior to establishing this option.

 24 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Under recently enacted legislation, this reduced rate of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 25

MASTER/GATEWAY/SM/ STRUCTURE
--------------------------------------------------------------------------------

The Fund described in this Prospectus is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIO
The following table lists the master portfolio in which the Fund invests. The Portfolio's investment objective is provided, followed by a description of the Portfolio's investment strategies.

 MASTER PORTFOLIO         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

 LARGE COMPANY GROWTH     INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                          10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                          capitalization companies as those with market capitalizations of $3 billion or more.
                          We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                          In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                          dominance in their niche or industry; low cost producers; low levels of leverage;
                          potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

THE SUB-ADVISER FOR THE MASTER PORTFOLIO
The sub-adviser for the master portfolio is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio.


=============================
PEREGRINE is the investment sub-adviser for the Large Company Growth Portfolio, in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Peregrine, see "The Sub-Adviser and
Portfolio Managers" sub-section.

 26 MASTER/GATEWAY/SM/ STRUCTURE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information. All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

LARGE COMPANY GROWTH FUND
CLASS Z SHARES-COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period

                                                              SEPT. 30,
 FOR THE PERIOD ENDED:                                         2005/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                                 $42.80
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                         (0.17)/2/
  Net realized and unrealized gain (loss) on investments                4.51
                                                           --------------------
  Total from investment operations                                      4.34
                                                           --------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                              0.00
  Distributions from net realized gain                                  0.00
                                                           --------------------
  Total distributions                                                   0.00
                                                           --------------------
 NET ASSET VALUE, END OF PERIOD                                       $47.14
                                                          =====================
 TOTAL RETURN/3/                                                       10.14%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                  $124,645
  Ratios to average net assets:/4/
  Ratio of expenses to average net assets/5/                            1.37%
  Ratio of net investment income (loss) to
   average net assets                                                  (0.77)%
  Portfolio turnover rate/6,7/                                            18%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/4, 5, 8/                                                    1.43%

1 For the period from April 11, 2005 (commencement of Class) to September 30, 2005.
2    Calculated based upon average shares outstanding.
3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4    Ratios shown for periods of less than one year are annualized.
5    Includes expenses allocated from the Portfolio in which the Fund invests.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
8 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 27

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                            105FAM/P1003 (10-06)
                                                                  RT527020 10-06
                                                          ICA Reg. No. 811-09253
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                FEBRUARY 1, 2007

                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDSSM -  INTERNATIONAL STOCK FUNDS

Emerging Markets Focus Fund

International Core Fund

International Equity Fund

International Value Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information             3
Emerging Markets Focus Fund      4
International Core Fund          9
International Equity Fund       14
International Value Fund        19
Description of Principal        24
  Investment Risks

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust   28
The Investment Adviser          28
The Sub-Advisers and            28
  Portfolio Managers
Dormant Investment Advisory     37
  Arrangements
Dormant Multi-Manager           37
  Arrangement

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

A Choice of Share Classes       39
Reductions and Waivers of       42
  Sales Charges
Pricing Fund Shares             46
How to Open an Account          47
How to Buy Shares               48
How to Sell Shares              50
How to Exchange Shares          54
Account Policies                56

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                   58
Taxes                           59
Master/Gateway/SM/ Structure    60
Financial Highlights            61
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o    what the Fund is trying to achieve;

o    how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Emerging Markets Focus Fund and International Equity Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
MASTER/GATEWAY STRUCTURE
The International Value Fund is a gateway fund in a Master/Gateway structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

EMERGING MARKETS FOCUS FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Anthony L.T. Cragg
Alison Shimada

FUND INCEPTION:
12/31/1997
CLASS A
Ticker: MFFAX
CLASS B
Ticker: MFFBX
CLASS C
Ticker: MFFCX

INVESTMENT OBJECTIVE
The Emerging Markets Focus Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o    at least 80% of the Fund's net assets in emerging market equity securities;

o up to 50% of the Fund's total assets in equity securities issued by companies in a single emerging market country; and

o in a minimum of three but no more than ten emerging market countries in Latin America, Asia, Europe, Africa and the Middle East.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of approximately 20 to 40 companies tied economically to emerging market countries. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We allocate the Fund's assets among emerging markets with stable or improving macroeconomic environments and invest in companies within those countries that we believe have high capital appreciation potential. In the macroeconomic outlook, we specifically look for improvement in gross domestic product growth, inflation, and interest rates. We combine in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. We travel to emerging market countries to gain first hand insight into the economic, political and social trends that affect investment in those countries. Security selection is based on a company's financial history, earnings growth potential, international competitiveness and quality of management. The most common valuation parameters used are price-to-earnings to earnings growth and price-to-cash-flow to cash flow growth, although there is no single valuation parameter that is universally applied across sectors and companies. The process used to sell a security or reduce its weighting in the portfolio is as important as our buy decision process. A deterioration in the macroeconomic outlook is one of the factors that may lead us to reduce country weighting. We may also choose to sell portfolio securities due to: (1) over-valuation by the market relative to our estimated fair price; (2) deterioration in industry trends (such as falling prices); or (3) decline in competitiveness. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 EMERGING MARKETS FOCUS FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Non-U.S. Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                   EMERGING MARKETS FOCUS FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective June 6, 2003, the Emerging Markets Focus Fund was organized as the successor fund to the Montgomery Emerging Markets Fund and the Montgomery Emerging Markets Focus Fund, with the latter being the accounting survivor.

[GRAPHIC APPEARS HERE]

                            Calendar Year Total Returns for Class A/1/
                                      as of 12/31 each year
  1998         1999         2000        2001        2002        2003        2004        2005       2006
-21.17%      121.21%       -17.67%      -3.54%      -5.54%     71.27%      12.28%      19.80%      %

         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                     1 YEAR       5 YEARS       LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes            %             %              %
  Returns After Taxes on          %             %              %
  Distributions/2/
  Returns After Taxes on          %             %              %
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before        %             %              %
  Taxes
 CLASS C/1/ Returns Before        %             %              %
  Taxes
 MSCI EMERGING MARKETS            %             %              %
  INDEX/SM//3/
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on October 31, 2001. Performance shown for the Class A, Class B and Class C shares prior to June 6, 2003, reflects the performance of the respective Class A, Class B and Class C shares of the Montgomery Emerging Markets Focus Fund. Performance shown for the Class A, Class B and Class C shares prior to October 31, 2001, reflects the performance of the Class R shares of the Montgomery Emerging Markets Focus Fund, adjusted to reflect the applicable fees and expenses of the respective class. Returns for the Class A, Class B and Class C shares and the Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The MSCI (Morgan Stanley Capital International) Emerging Markets Index/SM/ is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. You cannot invest directly in an index.

 6 EMERGING MARKETS FOCUS FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                  CLASS A         CLASS B         CLASS C
  Maximum sales charge              5.75%           None            None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
    OFFERING PRICE)
  Maximum deferred sales            None/1/         5.00%           1.00%
   charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
   PURCHASE)
  Redemption Fee/2/                 2.00%           2.00%           2.00%

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                 CLASS A         CLASS B         CLASS C
  Management Fees/3/                1.10%           1.10%           1.10%
  Distribution (12b-1) Fees         0.00%           0.75%           0.75%
  Other Expenses/4/                 x.xx%           x.xx%           x.xx%
  TOTAL ANNUAL FUND                 X.XX%           X.XX%           X.XX%
  OPERATING EXPENSES
  Fee Waivers                       x.xx%           x.xx%           x.xx%
  NET EXPENSES/5/                   1.90%           2.65%           2.65%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
3 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 1.10% for the first $500 million; 1.05% for the next $500 million; 1.00% for the next $2 billion; 0.975% for the next $2 billion; and 0.95% for assets over $5 billion.
4 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.

                                                   EMERGING MARKETS FOCUS FUND 7

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o    Your investment has a 5% return each year;
     o    You reinvest all distributions (to which sales charges do not apply);
          and
     o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                   CLASS A          CLASS B          CLASS C
 If you sell your shares at the end of the period:
   1 Year        $     xxx        $     xxx        $     xxx
   3 Years       $     xxx        $     xxx        $     xxx
   5 Years       $     xxx        $     xxx        $     xxx
  10 Years       $     xxx        $     xxx        $     xxx
 If you do NOT sell your shares at the end of the period:
   1 Year        $     xxx        $     xxx        $     xxx
   3 Years       $     xxx        $     xxx        $     xxx
   5 Years       $     xxx        $     xxx        $     xxx
  10 Years       $     xxx        $     xxx        $     xxx

 8 EMERGING MARKETS FOCUS FUND

INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
New Star Institutional Managers Limited

PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Richard Lewis

FUND INCEPTION:
9/28/2001
CLASS A
Ticker: WFIAX
CLASS B
Ticker: WFIBX
CLASS C
Ticker: WFICX

INVESTMENT OBJECTIVE
The International Core Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of non-U.S. companies; and

o    up to 20% of the Fund's total assets in emerging market equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of non-U.S. companies. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We invest in equity securities of non-U.S. companies that we believe have strong growth potential and offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises (company's history of meeting earnings targets). We follow a two-phase investment process. In the first phase, we conduct bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                       INTERNATIONAL CORE FUND 9

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Non-U.S. Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 10 INTERNATIONAL CORE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the International Core Fund was organized as the successor fund to the Strong Advisor International Core Fund.

[GRAPHIC APPEARS HERE]


  Calendar Year Total Returns for Class A/1/
             as of 12/31 each year
  2002        2003        2004       2005       2006
-15.08%      31.38%      19.38%      8.71%      %

         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                     1 YEAR       5 YEARS       LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes            %             %              %
  Returns After Taxes on          %             %              %
  Distributions/2/
  Returns After Taxes on          %             %              %
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before        %             %              %
  Taxes
 CLASS C/1/ Returns Before        %             %              %
  Taxes
 MSCI EAFE (Reg. TM) INDEX/3/     %             %              %
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on September 28, 2001. Performance shown for the Class A, Class B and Class C shares prior to April 11, 2005, reflects the performance of the Class A, Class B and Class C shares of the Strong Advisor International Core Fund. Returns for the Class A, Class B and Class C and the Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

                                                      INTERNATIONAL CORE FUND 11

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                  CLASS A         CLASS B         CLASS C
  Maximum sales charge              5.75%           None            None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
     OFFERING PRICE)
  Maximum deferred sales            None/1/         5.00%           1.00%
   charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
   PURCHASE)
  Redemption Fee/2/                 2.00%           2.00%           2.00%


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                 CLASS A         CLASS B         CLASS C
  Management Fees/3/                0.95%           0.95%           0.95%
  Distribution (12b-1) Fees         0.00%           0.75%           0.75%
  Other Expenses/4/                 x.xx%           x.xx%           x.xx%
  TOTAL ANNUAL FUND                 X.XX%           X.XX%           X.XX%
  OPERATING EXPENSES
  Fee Waivers                       x.xx%           x.xx%           x.xx%
  NET EXPENSES/5/                   1.50%           2.25%           2.25%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
3 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.
4 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.

 12 INTERNATIONAL CORE FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o    Your investment has a 5% return each year;
     o    You reinvest all distributions (to which sales charges do not apply);
          and
     o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                   CLASS A          CLASS B          CLASS C
 If you sell your shares at the end of the period:
   1 Year        $     xxx        $     xxx        $     xxx
   3 Years       $     xxx        $     xxx        $     xxx
   5 Years       $     xxx        $     xxx        $     xxx
  10 Years       $     xxx        $     xxx        $     xxx
 If you do NOT sell your shares at the end of the period:
   1 Year        $     xxx        $     xxx        $     xxx
   3 Years       $     xxx        $     xxx        $     xxx
   5 Years       $     xxx        $     xxx        $     xxx
  10 Years       $     xxx        $     xxx        $     xxx

                                                      INTERNATIONAL CORE FUND 13

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISERS
Artisan Partners Limited Partnership
LSV Asset Management
New Star Institutional Managers Limited

PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Josef Lakonishok
Richard Lewis
Puneet Mansharamani
Menno Vermeulen, CFA
Robert W. Vishny
Mark L. Yockey, CFA

FUND INCEPTION:
9/24/1997
CLASS A
Ticker: SILAX
CLASS B
Ticker: SILBX
CLASS C
Ticker: WFECX

INVESTMENT OBJECTIVE
The International Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of non-U.S. companies; and

o    up to 20% of the Fund's total assets in emerging market equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in the equity securities of non-U.S. companies through the use of three different styles of international equity management: an international growth style, sub-advised by Artisan Partners Limited
Partnership; and an international value style, sub-advised by LSV Asset Management; an international blend style, sub-advised by New Star Institutional Managers Limited. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

ARTISAN PARTNERS LIMITED PARTNERSHIP (ARTISAN)
Artisan invests in equity securities of non-U.S. companies by using a bottom-up investment process described below to identify investments in international growth companies, focusing on industries or themes that Artisan believes present accelerating growth prospects. Company visits are a key component of Artisan's investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme. Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that Artisan believes may lead to sustained earnings growth. Artisan pays careful attention to valuation relative to a company's market or global industry in choosing investments. Artisan generally purchases securities it believes offer the most compelling potential earnings growth relative to their valuation. Artisan may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or to take advantage of a better opportunity.

LSV ASSET MANAGEMENT (LSV)
LSV invests in equity securities of non-U.S. companies which it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors LSV considers in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. LSV believes that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. LSV uses a quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark).

 14 INTERNATIONAL EQUITY FUND

NEW STAR INSTITUTIONAL MANAGERS LIMITED (NEW STAR)
New Star invests in equity securities of non-U.S. companies with strong growth potential and that offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises (company's history of meeting earnings targets). New Star follows a two-phase investment process. In the first phase, New Star conducts bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, New Star may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Non-U.S. Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                    INTERNATIONAL EQUITY FUND 15

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                            Calendar Year Total Returns for Class A/1/
                                      as of 12/31 each year
 1998        1999         2000         2001         2002        2003        2004        2005       2006
16.03%      51.16%       -13.20%      -18.37%      -23.28%     28.82%      10.82%      11.83%      %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %

 AVERAGE ANNUAL TOTAL RETURNS as of 12/31/06
                                    1 YEAR       5 YEARS       LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes            %             %              %
  Returns After Taxes on          %             %              %
  Distributions/2/
  Returns After Taxes on          %             %              %
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before        %             %              %
  Taxes
 CLASS C/1/ Returns Before        %             %              %
  Taxes
 MSCI EAFE (Reg. TM) INDEX/3/     %             %              %
  (reflects no deduction for
   fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A and Class B shares incepted on September 24, 1997. Class C shares incepted on April 1, 1998. Performance shown for the Class C shares prior to April 1, 1998, reflects the performance of the Fund's Class B shares, adjusted to reflect this Class's fees and expenses. Returns for the Class A, Class B and Class C and the Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

 16 INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from
  your investment)                  CLASS A         CLASS B         CLASS C
  Maximum sales charge              5.75%            None            None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
    OFFERING PRICE)
  Maximum deferred sales            None/1/         5.00%           1.00%
  charge (load)
  (AS A PERCENTAGE OF THE
   NET ASSET VALUE AT
   PURCHASE)
  Redemption Fee/2/                 2.00%           2.00%           2.00%


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                 CLASS A         CLASS B         CLASS C
  Management Fees/3/                0.94%           0.94%           0.94%
  Distribution (12b-1) Fees         0.00%           0.75%           0.75%
  Other Expenses/4/                 x.xx%           x.xx%           x.xx%
  TOTAL ANNUAL FUND                 X.XX%           X.XX%           X.XX%
  OPERATING EXPENSES
  Fee Waivers                       x.xx%           x.xx%           x.xx%
  NET EXPENSES/5/                   1.50%           2.25%           2.25%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
3 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.
4 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.

                                                    INTERNATIONAL EQUITY FUND 17

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o    Your investment has a 5% return each year;
     o    You reinvest all distributions (to which sales charges do not apply);
          and
     o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                   CLASS A          CLASS B          CLASS C
 If you sell your shares at the end of the period:
   1 Year        $     xxx        $     xxx        $     xxx
   3 Years       $     xxx        $     xxx        $     xxx
   5 Years       $     xxx        $     xxx        $     xxx
  10 Years       $     xxx        $     xxx        $     xxx
 If you do NOT sell your shares at the end of the period:
   1 Year        $     xxx        $     xxx        $     xxx
   3 Years       $     xxx        $     xxx        $     xxx
   5 Years       $     xxx        $     xxx        $     xxx
  10 Years       $     xxx        $     xxx        $     xxx

 18 INTERNATIONAL EQUITY FUND

INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
LSV Asset Management

PORTFOLIO MANAGERS
Josef Lakonishok
Puneet Mansharamani
Menno Vermeulen, CFA
Robert W. Vishny

FUND INCEPTION:
10/31/2003
CLASS A
Ticker:WFFAX
CLASS B
Ticker: WFVBX
CLASS C
Ticker: WFVCX

INVESTMENT OBJECTIVE
The International Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of non-U.S. companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the International Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in the equity securities of non-U.S. companies. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark).

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                     INTERNATIONAL VALUE FUND 19

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Non-U.S. Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 20 INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


Calendar Year Total Returns for
          Class A/1/
    as of 12/31 each year
 2004         2005       2006
25.73%       10.54%      %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                      1 YEAR        LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes              %              %
  Returns After Taxes on            %              %
   Distributions/2/
  Returns After Taxes on            %              %
   Distributions and Sale of
   Fund Shares/2/
 CLASS B/1/ Returns Before          %              %
  Taxes
 CLASS C/1/ Returns Before          %              %
  Taxes
 MSCI EAFE (Reg. TM) VALUE          %              %
  INDEX/3/
  (reflects no deduction for
   fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on October 31, 2003 and Class B and Class C shares incepted on April 11, 2005. Performance shown for the Class B and Class C shares prior to April 11, 2005, reflects the performance of the Fund's Class A shares, adjusted to reflect this Class's fees and expenses. Returns for the Class A, Class B and Class C and the Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The MSCI EAFE Value Index is a subset of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Stock Index and constituents of the index include securities from Europe, Australasia (Australia and Asia), and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style. You cannot invest directly in an index.

                                                     INTERNATIONAL VALUE FUND 21

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                  CLASS A         CLASS B         CLASS C
  Maximum sales charge              5.75%           None            None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
    OFFERING PRICE)
  Maximum deferred sales            None/1/         5.00%           1.00%
   charge (load)
   (AS A PERCENTAGE OF THE
    NET ASSET VALUE AT PURCHASE)
  Redemption Fee/2/                 2.00%           2.00%           2.00%


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                 CLASS A         CLASS B         CLASS C
  Management Fees/3/                0.95%           0.95%           0.95%
  Distribution (12b-1) Fees         0.00%           0.75%           0.75%
  Other Expenses/4/                 x.xx%           x.xx%           x.xx%
  TOTAL ANNUAL FUND                 X.XX%           X.XX%           X.XX%
  OPERATING EXPENSES/5/
  Fee Waivers                       x.xx%           x.xx%           x.xx%
  NET EXPENSES/6/                   1.50%           2.25%           2.25%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
3 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.
4 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
5 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___% for Class A, ___% for Class B and ___% for Class C.
6 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

 22 INTERNATIONAL VALUE FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o    Your investment has a 5% return each year;
     o    You reinvest all distributions (to which sales charges do not apply);
          and
     o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                   CLASS A          CLASS B          CLASS C
 If you sell your shares at the end of the period:
   1 Year        $     xxx        $     xxx        $     xxx
   3 Years       $     xxx        $     xxx        $     xxx
   5 Years       $     xxx        $     xxx        $     xxx
  10 Years       $     xxx        $     xxx        $     xxx
 If you do NOT sell your shares at the end of the period:
   1 Year        $     xxx        $     xxx        $     xxx
   3 Years       $     xxx        $     xxx        $     xxx
   5 Years       $     xxx        $     xxx        $     xxx
  10 Years       $     xxx        $     xxx        $     xxx

                                                     INTERNATIONAL VALUE FUND 23

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.

ACTIVE TRADING RISK     Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK      When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                        Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                        Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY RISK           A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.
DERIVATIVES RISK        The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                        For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value, or payments, are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 24 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

EMERGING MARKETS RISK   Emerging markets are markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International
                        Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-
                        developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries. Emerging markets securities typically present even greater exposure to the risks described under "Non-U.S. Securities Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
GROWTH STYLE INVESTMENT Growth stocks can perform differently from the market as a whole and from other types of
RISK                    stocks. Their prices may be more volatile than those of other types of stocks, particularly over the short term. Growth stocks may be more expensive relative to their current earnings or assets compared to the values or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall.
ISSUER RISK             The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK           Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK          A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK         We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 25

MARKET RISK                The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.
NON-U.S. SECURITIES        Non-U.S. securities are securities: (1) issued by companies with their principal place of
RISK                       business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S. Non-U.S. securities also include American Depository Receipts (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global Depositary Receipts
                           (GDRs). ADRs, EDRs and GDRs are depository receipts for foreign company stocks issued by a bank and held in trust at that bank, which entitle the owner to any capital gains or dividends.
                           ADRs are U.S. dollar denominated, and EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Non-U.S. securities, including ADRs, EDRs and
                           GDRs, are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Direct investment in non-U.S. securities denominated in a foreign currency involves exposure to fluctuations in foreign currency exchange rates which may reduce the value of an investment made in a security dominated in that foreign currency; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S.
                           markets.
REGULATORY RISK            Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALL COMPANY SECURITIES   Securities of small companies tend to be more volatile and less liquid than larger company
RISK                       stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

 26 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

VALUE STYLE INVESTMENT  Value stocks can perform differently from the market as a whole and from other types of
RISK                    stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 27

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolio in which the International Value Fund invests.. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended September 30, 2006.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolio. Sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

 28 ORGANIZATION AND MANAGEMENT OF THE FUNDS


=============================
ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Equity Fund. In this capacity, it is responsible for the day-to-day investment management of the Fund. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.
MARK L. YOCKEY, CFA           Mr. Yockey is jointly responsible for managing the International Equity Fund, which he
International Equity Fund     has managed since 2004. Mr. Yockey joined Artisan in 1995 where he is Managing
                              Director and Portfolio Manager for Artisan's diversified international growth equity portfolios. Education: B.A., Finance, Michigan State University; M.B.A., Finance, Michigan
                              State University.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 29

SUB-ADVISER'S PRIOR PERFORMANCE HISTORY
--------------------------------------------------------------------------------
ARTISAN PARTNERS LIMITED PARTNERSHIP
The performance information shown below represents a composite of the prior performance of registered mutual funds and all discretionary accounts managed by Artisan with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

[GRAPHIC APPEARS HERE]

                                      Artisan Composite Calendar Year Returns*
1996        1997       1998        1999        2000         2001         2002         2003        2004        2005
34.37%      3.44%      32.12%      79.73%       -10.82%      -16.17%      -19.12%     28.68%      17.41%      %

* The composite's year-to-date performance through September 30, 2006 was x.xx%.

         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %

 ARTISAN COMPOSITE AVERAGE
ANNUAL TOTAL RETURNS
for the period ended 12/31/05      1 YEAR       5 YEARS       10 YEARS
 Artisan Composite                 %            %             %
  Performance
  (incept. 01/01/96)
 MSCI EAFE Index/1/                %            %             %
 MSCI EAFE Growth Index/2/         %            %             %

1 The Morgan Stanley Capital International Europe, Australasia and Far East
    (MSCI EAFE) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.
2 MSCI Europe, Australasia, and Far East Growth Index.

 30 ORGANIZATION AND MANAGEMENT OF THE FUNDS


=============================
LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, sub-advises the
International Equity Fund and the International Value Fund. In this capacity, it is responsible for the day-to-day investment management of the Funds. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.
JOSEF LAKONISHOK              Dr. Lakonishok is jointly responsible for managing the International Equity Fund, which
International Equity Fund     he has managed since 2004, and the International Value Fund, which he has managed
International Value Fund      since 2003. Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. Education: B.A., Economics and Statistics, Tel Aviv University;
                              M.B.A., Tel Aviv University; M.S. and Ph.D., Business Administration, Cornell University.
PUNEET MANSHARAMANI           Mr. Mansharamani is jointly responsible for managing the International Equity Fund
International Equity Fund     and International Value Fund, both of which he has managed since 2006. Mr.
International Value Fund      Mansharamani has served as a Partner and Portfolio Manager of LSV since 2006 and as a Quantitative Analyst since 2000. Education: B.S., Engineering, Delhi University, Delhi
                              College of Engineering; M.S., Engineering, Case Western Reserve University, Case School
                              of Engineering.
MENNO VERMEULEN, CFA          Mr. Vermeulen is jointly responsible for managing the International Equity Fund, which
International Equity Fund     he has managed since 2004, and the International Value Fund, which he has managed
International Value Fund      since 2003. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative
                              Analyst for LSV since 1995 and as a Partner for LSV since 1998. Education: M.S.,
                              Econometrics, Erasmus University at Rotterdam.
ROBERT W. VISHNY              Dr. Vishny is jointly responsible for managing the International Equity Fund, which he
International Equity Fund     has managed since 2004, and the International Value Fund, which he has managed
International Value Fund      since 2003. Dr. Vishny has served as Partner and Portfolio Manager for LSV since its founding in 1994. Education: B.A., Economics, Mathematics, and Philosophy, University
                              of Michigan; Ph.D., Economics, Massachusetts Institute of Technology.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 31

SUB-ADVISER'S PRIOR PERFORMANCE HISTORY
--------------------------------------------------------------------------------
LSV ASSET MANAGEMENT
The performance information shown below represents a composite of the prior performance of a registered mutual fund and all discretionary accounts managed by LSV with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

[GRAPHIC APPEARS HERE]


                          LSV Composite Calendar Year Returns*
1998        1999        2000       2001        2002       2003        2004        2005
13.39%      17.55%      0.37%       -9.51%     1.68%      43.53%      27.36%      %

* The composite's year-to-date performance through September 30, 2006 was xx.xx%.


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %

 LSV COMPOSITE AVERAGE
ANNUAL TOTAL RETURNS
for the period ended 12/31/05     1 YEAR      5 YEARS      LIFE OF ACCOUNTS
 LSV Composite Performance        %           %              %
  (incept. 12/31/97)
 MSCI EAFE Index/1/               %           %              %
 MSCI EAFE Value Index/2/         %           %              %

1 The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.
2 The MSCI EAFE Value Index is a subset of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Stock Index and constituents of the index include securities from Europe, Australasia (Australia and Asia), and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style. You cannot invest directly in an index.

 32 ORGANIZATION AND MANAGEMENT OF THE FUNDS

SUB-ADVISER'S PRIOR PERFORMANCE HISTORY
--------------------------------------------------------------------------------
LSV ASSET MANAGEMENT
The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by LSV with substantially similar investment objectives, policies and strategies as the International Value Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

[GRAPHIC APPEARS HERE]


                          LSV Composite Calendar Year Returns*
1998        1999        2000       2001        2002       2003        2004        2005
13.39%      17.55%      0.37%       -9.51%     1.68%      43.53%      27.36%      %

* The composite's year-to-date performance through September 30, 2006 was xx.xx%.

         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %

 LSV COMPOSITE AVERAGE
ANNUAL TOTAL RETURNS
for the period ended 12/31/05     1 YEAR      5 YEARS      LIFE OF ACCOUNTS
 LSV Composite Performance        %           %              %
  (incept. 12/31/97)
 MSCI EAFE Index/1/               %           %              %
 MSCI EAFE Value Index/2/         %           %              %

1 The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.
2 The MSCI EAFE Value Index is a subset of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Stock Index and constituents of the index include securities from Europe, Australasia (Australia and Asia), and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style. You cannot invest directly in an index.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 33


=============================
NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a
London-based U.S.-registered investment adviser. New Star sub-advises the International Core Fund and the International
Equity Fund. In this capacity, it is responsible for the day-to-day investment management of the Funds. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.
MARK BEALE                    Mr. Beale is jointly responsible for managing the International Equity Fund, which he
International Core Fund       has managed since 2004, and the International Core Fund, which he has managed
International Equity Fund     since 2005. Mr. Beale joined New Star in 1982 and is the lead portfolio manager for
                              New Star's international equity product. Mr. Beale is a member of the Investment Policy and Currency Group, and is responsible for New Star's research and stock selection within the U.S. market. Education: B.A., Economic History, University of Sussex, England.
BRIAN COFFEY                  Mr. Coffey is jointly responsible for managing the International Core Fund and the
International Core Fund       International Equity Fund, both of which he has managed since 2006. Mr. Coffey joined
International Equity Fund     New Star in 1988. He is the lead portfolio manager for the Emerging Market portfolios.
                              He is a member of the Investment Policy Group and leads the efforts for research and stock selection in Latin America. Education: B.Sc., Financial Economics, University of
                              London.
RICHARD LEWIS                 Mr. Lewis is jointly responsible for managing the International Core Fund, which he has
International Core Fund       managed since 2005, and the International Equity Fund, which he has managed since
International Equity Fund     2004. Mr. Lewis joined New Star in 1989. Mr. Lewis is a member of the Investment Policy and Currency Group, and is responsible for New Star's European Equity group.
                              Education: B.S., Economics and Statistics, Bristol University, England.

 34 ORGANIZATION AND MANAGEMENT OF THE FUNDS

SUB-ADVISER'S PRIOR PERFORMANCE HISTORY
--------------------------------------------------------------------------------
NEW STAR INSTITUTIONAL MANAGERS LIMITED
The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the International Core Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

[GRAPHIC APPEARS HERE]


                                New Star Composite Calendar Year Returns* <-
1996       1997       1998        1999        2000         2001         2002         2003        2004        2005
4.30%      6.47%      22.74%      42.74%       -16.61%      -19.93%      -10.31%     37.90%      17.39%      %

* The composite's year-to-date performance through September 30, 2006 was x.xx%.


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 NEW STAR COMPOSITE AVERAGE
ANNUAL TOTAL RETURNS
for the period ended 12/31/05      1 YEAR       5 YEARS       10 YEARS
 New Star Composite                %            %             %
  Performance
 MSCI EAFE Index/1/                %            %             %

1 The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 35

SUB-ADVISER'S PRIOR PERFORMANCE HISTORY
--------------------------------------------------------------------------------
NEW STAR INSTITUTIONAL MANAGERS LIMITED
The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

[GRAPHIC APPEARS HERE]


                                     New Star Composite Calendar Year Returns*
1996       1997       1998        1999        2000         2001         2002         2003        2004        2005
4.30%      6.47%      22.74%      42.74%       -16.61%      -19.93%      -10.31%     37.90%      17.39%      %

* The composite's year-to-date performance through September 30, 2006 was x.xx%.


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 NEW STAR COMPOSITE AVERAGE
ANNUAL TOTAL RETURNS
for the period ended 12/31/05      1 YEAR       5 YEARS       10 YEARS
 New Star Composite                %            %             %
  Performance
 MSCI EAFE Index/1/                %            %             %

1 The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

 36 ORGANIZATION AND MANAGEMENT OF THE FUNDS

=============================
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, located at
525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Emerging Markets Focus Fund. Accordingly, Wells
Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital
Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.
ANTHONY L.T. CRAGG            Mr. Cragg is jointly responsible for managing the Emerging Markets Focus Fund, which
Emerging Markets Focus Fund   he has managed since 2006. Mr. Cragg joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management, Inc. since April 1993 and developed Strong
                              Capital Management, Inc.'s international investment activities. Education: M.A., English
                              Literature, Christ Church, Oxford University.
ALISON SHIMADA                Ms. Shimada is jointly responsible for managing the Emerging Markets Focus Fund,
Emerging Markets Focus Fund   which she has managed since 2006. Ms. Shimada joined Wells Capital Management in
                              October 2003 and currently serves as a Portfolio Manager. She began her responsi-
                              bilities at Wells Capital Management as a senior analyst covering Japan and
                              Australia/New Zealand as well as the EMEA (Eastern Europe, Middle East and Africa)
                              region and was head of equity research for the developed international equity team.
                              Prior to joining Wells Capital Management, Ms. Shimada served as an investment officer of the University of California Regents-Office of the Treasurer from 1999 to
                              2003. Education: B.S., Political Economies of Industrial Societies, University of California,
                              Berkeley; M.B.A., Harvard Business School.

==============================

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the International Value Fund, a gateway fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway fund, Funds Management acts as investment adviser for the Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as the gateway Fund invests substantially all of its assets in one or more master portfolios. If the Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The International Value Fund has a similar "dormant" sub-advisory arrangement with the sub-adviser that advises the master portfolio in which the gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Emerging Markets Focus Fund, International Core Fund and International Value Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 37

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 38 ORGANIZATION AND MANAGEMENT OF THE FUNDS

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. Not all Funds offer all three share classes and specific Fund charges may vary so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.

                        CLASS A                         CLASS B                           CLASS C
 INITIAL SALES CHARGE   5.75%                           None. Your entire investment      None. Your entire investment
                                                        goes to work immediately.         goes to work immediately.
 CONTINGENT DEFERRED     None (except that a charge      5% and declines until it          1% if shares are sold within
 SALES CHARGE (CDSC)    of 1% applies to certain        reaches 0% at the beginning       one year after purchase.
                        redemptions made within         of the 7th year.
                        one year following
                        purchases of $1 million or
                        more without an initial sales
                        charge).
 ONGOING DISTRIBUTION    None.                           0.75%                             0.75%
 (12B-1) FEES
 PURCHASE MAXIMUM        None. Volume reductions        $ 100,000                         $ 1,000,000
                        given upon providing
                        adequate proof of eligibility.
 ANNUAL EXPENSES         Lower ongoing expenses          Higher ongoing expenses           Higher ongoing expenses
                        than Classes B and C.           than Class A because of           than Class A because of
                                                        higher 12b-1 fees.                higher 12b-1 fees.
 CONVERSION FEATURE      Not applicable.                 Yes. Converts to Class A          No. Does not convert to
                                                        shares after a certain            Class A shares, so annual
                                                        number of years depending         expenses do not decrease.
                                                        on the Fund so annual
                                                        expenses decrease.

Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

CLASS A SHARES SALES CHARGE SCHEDULE
If you choose to buy Class A shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

                                                    A CHOICE OF SHARE CLASSES 39

                 CLASS A SHARES SALES CHARGE SCHEDULE
                                FRONT-END SALES        FRONT-END SALES
                                 CHARGE AS %           CHARGE AS %
                                  OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE            OFFERING PRICE            INVESTED
  Less than $50,000                 5.75%                   6.10%
  $50,000 to $99,999                4.75%                   4.99%
  $100,000 to $249,999              3.75%                   3.90%
  $250,000 to $499,999              2.75%                   2.83%
  $500,000 to $999,999              2.00%                   2.04%
  $1,000,000 and over/1/            0.00%                   0.00%

1 We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

CLASS B SHARES CDSC SCHEDULES
If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:

                                       CLASS B SHARES CDSC SCHEDULE FOR ALL FUNDS
 REDEMPTION WITHIN      1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS      7 YEARS     8 YEARS
 CDSC                 5.00%        4.00%        3.00%        3.00%        2.00%        1.00%        0.00%        A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999, are also subject to the above CDSC Schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999, are also subject to the above CDSC Schedule.

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005, are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:

                                                  CLASS B SHARES CDSC SCHEDULE
                    FOR SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11, 2005
 REDEMPTION WITHIN               1 YEAR     2 YEARS    3 YEARS    4 YEARS    5 YEARS    6 YEARS    7 YEARS    8 YEARS    9 YEARS
 CDSC                          5.00%       4.00%      4.00%      3.00%      2.00%      1.00%      0.00%      0.00%       A shares

If you exchange Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

 40 A CHOICE OF SHARE CLASSES

CLASS C SHARES SALES CHARGES
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

                                                    A CHOICE OF SHARE CLASSES 41

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

o You pay no sales charges on Fund shares you buy with reinvested distributions.

o You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)

o You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo provided that the account previously held a Wells Fargo Advantage Fund and that such distribution or transfer occurred within the 60 days prior to your reinvestment.

o You may reinvest into a Wells Fargo Advantage Fund without paying a sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo, after 60 days from the date of such distribution or transfer, provided the distribution or transfer was from the Wells Fargo Advantage Aggressive Allocation, Conservative Allocation, Diversified Bond, Diversified Small Cap, Institutional Emerging Markets, Nebraska Tax-Free or Small Cap Opportunities Fund, and the proceeds had previously been invested in the same Fund through another account (E.G., an IRA).

o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

 42 REDUCTIONS AND WAIVERS OF SALES CHARGES

ACCOUNTS THAT CAN BE AGGREGATED
You may be required to identify the existence of other accounts in which there are holdings eligible to be aggregated to qualify for a volume discount. The following types of accounts (registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21) may be aggregated for the purpose of establishing eligibility to qualify for a volume discount:

     o    individual accounts;
     o    joint accounts;
     o IRAs (including Roth IRAs and SEP IRAs) and SIMPLE IRAs that do not use a WELLS FARGO ADVANTAGE FUNDS prototype agreement;
     o    Section 403(b) accounts; and
     o accounts over which the shareholder and/or his or her spouse or domestic partner have individual or shared authority to buy or sell shares on behalf of the account (including an UGMA/UTMA, a trust account, or a solely owned business account).

ACCOUNTS THAT CANNOT BE AGGREGATED
Wells Fargo Advantage Fund shares held in the following accounts cannot be aggregated with the account through which you are currently purchasing for the purpose of establishing volume discounts:

     o    Section 529 college savings plan accounts;
     o accounts you hold directly or through different financial intermediaries other than the broker-dealer through which you are making your current purchase who will then hold the shares from your current purchase; and
     o accounts held through an administrator or trustee/custodian of an employer sponsored retirement plan or account (I.E., 401(k) Plans) and SIMPLE IRAs established using the WELLS FARGO ADVANTAGE FUNDS prototype agreement, but not including employer sponsored IRAs (collectively, "Employer Sponsored Retirement Plans").

Wells Fargo Advantage Fund shares held in Employer Sponsored Retirement Plans may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When the group assets reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

o    Current and retired employees, directors/trustees and officers of:
     o    WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
     o    Wells Fargo & Company and its affiliates; and
     o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

o    Current employees of:
     o    the Fund's transfer agent;
     o    broker-dealers who act as selling agents;
     o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
     o each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

o    Section 529 college savings plan accounts.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 43

o    Insurance company separate accounts.

o Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/).

o Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.

o Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC WAIVERS
o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

o We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7).)

o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

o We waive the Class B shares CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

o For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:

     o withdrawals are made by participating in the Systematic Withdrawal Plan; and

     o withdrawals may not exceed 10% of your Fund assets (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

o We waive the Class C shares CDSC if the dealer of record waived its commission with a Fund's approval.

o We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information.

DISTRIBUTION PLAN
Each Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. The fees paid under this 12b-1 Plan are as follows:

 FUND                               CLASS B         CLASS C
 Emerging Markets Focus Fund          0.75%            0.75%
 International Core Fund              0.75%            0.75%
 International Equity Fund            0.75%            0.75%

 44 REDUCTIONS AND WAIVERS OF SALES CHARGES

 FUND                               CLASS B         CLASS C
 International Value Fund             0.75%             0.75%

These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 45

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 46 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

     o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

     o    through a brokerage account with an approved selling agent; or

     o through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).

                                                       HOW TO OPEN AN ACCOUNT 47

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Funds held through brokerage and other types of accounts, please consult your selling agent.

 MINIMUM INVESTMENTS           INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
----------------------------- -------------------------------------------------- ---------------------------------------
 Regular accounts               $1,000                                               $100
 Automatic Investment Plans        $50                                                $50
 IRAs, IRA rollovers, Roth        $250                                               $100
  IRAs
 UGMA/UTMA accounts                $50                                             $1,000
 Employer Sponsored             no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                 OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
----------------------------- -------------------------------------------------- ---------------------------------------
 Through Your Investment       Contact your investment representative             Contact your investment Representative
                              -------------------------------------------------- ---------------------------------------
representative
-----------------------------
 By Mail                      o Complete and sign your account application.      o Fill out the deposit slip from
-----------------------------                                                    your account statement. If you
                              o Mail the application with your check made        do not have a slip, include a
                              payable to the Fund to Investor Services at:       note with your name, the Fund
                                                REGULAR MAIL                     name, and your account number.
                              --------------------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS
                                               P.O. Box 8266                     o Mail the deposit slip or note
                                           Boston, MA 02266-8266                 with your check made payable
                                                                                 to the Fund to the address on the left.
                                               OVERNIGHT ONLY                    ---------------------------------------
                              --------------------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS
                                        Attn: CCSU-Boston Financial
                                                30 Dan Road
                                           Canton, MA 02021-2809
                              --------------------------------------------------
 By Telephone                 A new account may not be opened by                 To buy additional shares or to buy
----------------------------- telephone unless you have another Wells            shares of a new Fund call:
                              Fargo Advantage Fund account with your             o Investor Services at
                              bank information on file. If you do not            1-800-222-8222 or
                              currently have an account, refer to the section    o 1-800-368-7550 for the
                              on buying shares by mail or wire.                  automated phone system
                              -------------------------------------------------- --------------------------------------
 In Person                    Investors are welcome to visit the Investor        See instructions shown to the left.
----------------------------- Center in person to ask questions or conduct       --------------------------------------
                              any Fund transaction. The Investor Center is
                              located at 100 Heritage Reserve, Menomonee
                              Falls, Wisconsin 53051.
                              --------------------------------------------------

 48 HOW TO BUY SHARES

 BUYING SHARES
----------------------------------------------------------------------------------------------------
 By Wire               OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
--------------         --------------------------------------------- ---------------------------------------
                                                                     To buy additional shares, instruct
               o Complete, sign and mail your account                your bank or financial institution to
               application (refer to the section on buying           use the same wire instructions
               shares by mail)                                       shown to the left.
                                                                     --------------------------------------

               o Provide the following instructions to your
               financial institution:
               State Street Bank & Trust
               Boston, MA
               Bank Routing Number: ABA 011000028
               Wire Purchase Account: 9905-437-1
               Attention: WELLS FARGO ADVANTAGE FUNDS
               (Name of Fund, Account
               Number and any applicable
               share class)
               Account Name: Provide your
               name as registered on the
               Fund account                                          o To buy additional shares or buy
               ---------------------------------------------         shares of a new Fund, visit our
 By Internet    A new account may not be opened by                   Web site at
--------------                                                       www.wellsfargo.com/
               Internet unless you have another Wells Fargo          advantagefunds.
               Advantage Fund account with your bank
               information on file. If you do not currently          o Subsequent online purchases
               have an account, refer to the section on              have a minimum of $100 and a
               buying shares by mail or wire.                        maximum of $100,000.
               ---------------------------------------------         --------------------------------------


GENERAL NOTES FOR BUYING SHARES

     o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

     o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

     o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

     o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

     o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

     o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We may waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.

                                                            HOW TO BUY SHARES 49

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

 SELLING SHARES            TO SELL SOME OR ALL OF YOUR SHARES
-------------------------  ----------------------------------------------------------------------
 Minimum Redemption        $100 (or remainder of account balance)
-------------------------  ----------------------------------------------------------------------
 Through Your Investment   Contact your investment representative
-------------------------  ----------------------------------------------------------------------
  Representative
------------------------
 By Mail                   o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                          dollar amount you wish to receive (or write "Full Redemption"
                          to redeem your remaining account balance) to the address
                          below.
                          o Make sure all account owners sign the request exactly as their names appear on the account application.
                          o  A medallion guarantee may be required under certain
                          circumstances (see "General Notes for Selling Shares").
                                                           REGULAR MAIL
------------------------   ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                           ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                               Attn: CCSU-Boston Financial
                                                       30 Dan Road
                                                  Canton, MA 02021-2809
                           ----------------------------------------------------------------------
 By Wire                   o To arrange for a Federal Funds wire, call 1-800-222-8222.
------------------------
                           o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                           o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                           o There is a $10 fee for each request.
                           ----------------------------------------------------------------------
 By Internet               Visit our Web site at www.wellsfargo.com/advantagefunds.
------------------------
                           Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000.
                           ----------------------------------------------------------------------
 In Person                 Investors are welcome to visit the Investor Center in person to ask
------------------------
                           questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                           53051.
                           ----------------------------------------------------------------------

 50 HOW TO SELL SHARES

 SELLING SHARES            TO SELL SOME OR ALL OF YOUR SHARES
-------------------------  ----------------------------------------------------------------------
 By Telephone /            o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer use the automated phone system 1-800-368-7550.
(EFT)
                           o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                           application or subsequently in writing.
                           o Redemption requests may not be made by phone if the
                           address on your account was changed in the last 30 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                           o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 30 days)
                           or transferred to a linked bank account.
                           o Transfers made to a Wells Fargo Bank account are made
                           available sooner than transfers to an unaffiliated institution.
                           o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                           market funds, and next day for all other WELLS FARGO ADVANTAGE
                           FUNDS.
                           o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                           NOTE: Telephone transactions such as redemption requests
                           made over the phone generally require only one of the
                           account owners to call unless you have instructed us
                           otherwise.

------------------------   ----------------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

     o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

     o CDSC FEES OR REDEMPTION FEES.Your redemption proceeds are net of any CDSC fees and/or redemption fees.Your redemption proceeds are net of any applicable redemption fees.

     o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

     o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

                                                           HOW TO SELL SHARES 51

     o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 30 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

REDEMPTION FEES
For each Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances.

o    shares that were purchased with reinvested distributions;

o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);

o in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code
     Section 72(m)(7));

o in connection with a non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans;

o    redemptions initiated by a Fund;

o    conversion of shares from one share class to another in the same Fund;

o    taking out a distribution or loan from a defined contribution plan;

o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;

o    due to participation in the Systematic Withdrawal Plan;

o    Wells Fargo Advantage Fund of Funds transactions and transactions by
     Section 529 college savings plan accounts; and

o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.

 52 HOW TO SELL SHARES

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Though these intermediaries will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose their own redemption fee that may differ from the Fund's redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.

                                                           HOW TO SELL SHARES 53

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. However, there are a couple of exceptions to this:
     o Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund; and
     o Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

o Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

o Each Fund imposes a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

 54 HOW TO EXCHANGE SHARES

In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

                                                       HOW TO EXCHANGE SHARES 55

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you: o must have a Fund account valued at $10,000 or more; o must have your distributions reinvested; and o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o    Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

 56 ACCOUNT POLICIES

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 57

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income and any realized net capital gains annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

 58 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Under recently enacted legislation, this reduced rate of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 59

MASTER/GATEWAY/SM/ STRUCTURE
--------------------------------------------------------------------------------

The International Value Fund described in this Prospectus is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIO
The following table lists the master portfolio in which the Fund invests. The Portfolio's investment objective is provided, followed by a description of the Portfolio's investment strategies.

 MASTER PORTFOLIO        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE     INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO             PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of
                        non-U.S. companies. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                        We invest in equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark).

THE SUB-ADVISER FOR THE MASTER PORTFOLIO
The sub-adviser for the master portfolio is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio.

LSV is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding LSV, see "The Sub-Advisers and Portfolio Managers" sub-section.

 60 MASTER/GATEWAY/SM/ STRUCTURE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.

EMERGING MARKETS FOCUS FUND
CLASS A SHARES-COMMENCED ON OCTOBER 31, 2001
For a share outstanding throughout each period

                                    SEPT. 30,        SEPT. 30,        SEPT. 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:               2005             2004            2003/1/           2003            2002
 NET ASSET VALUE, BEGINNING
  OF PERIOD                           $20.62           $17.76           $15.27          $14.50          $11.37
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.13/2/          0.00/2/          0.02/2/         0.00            0.29
  (loss)
  Net realized and unrealized
   gain (loss) on investments           6.84             2.86             2.47            0.77            2.94
                                   ---------        ---------        ---------        --------        --------
  Total from investment
   operations                           6.97             2.86             2.49            0.77            3.23
                                   ---------        ---------        ---------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    0.00             0.00             0.00            0.00           (0.10)
  Distributions from net
   realized gain                        0.00             0.00             0.00            0.00            0.00
                                   ---------        ---------        ---------        --------        --------
  Total distributions                   0.00             0.00             0.00            0.00           (0.10)
                                   ---------        ---------        ---------        --------        --------
 NET ASSET VALUE, END OF PERIOD        $27.59           $20.62          $17.76          $15.27          $14.50
                                   =========        =========        =========        ========        ========
  TOTAL RETURN/3/                       33.80%           16.04%           16.37%          5.33%          28.57%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $157,107          $139,880         $117,842       $105,512             $23
  Ratios to average net assets:/4/
  Ratio of expenses to average
   net assets                           1.90%             1.90%            1.88%          2.18%           2.20%
  Ratio of net investment
   income (loss) to average
   net assets                           0.54%             0.00%            0.42%         (1.65)%          0.43%
  Portfolio turnover rate                184%              225%              49%           210%            206%
   Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4,5/                        2.03%             2.01%            2.03%          2.18%           5.27%

1    The Fund changed its fiscal year-end from June 30 to September 30.
2    Calculated based upon average shares outstanding.
3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
4    Ratios shown for periods of less than one year are annualized.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 61

EMERGING MARKETS FOCUS FUND
CLASS B SHARES-COMMENCED ON OCTOBER 31, 2001
For a share outstanding throughout each period

                                    SEPT. 30,        SEPT. 30,        SEPT. 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:               2005             2004            2003/1/           2003            2002
 NET ASSET VALUE, BEGINNING
  OF PERIOD                           $20.34           $17.62           $15.18          $14.52          $11.37
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)         (0.03)/2/        (0.13)/2/        (0.02)/2/        0.10            0.08
  Net realized and unrealized
   gain (loss) on investments           6.71             2.85             2.46            0.56            3.17
                                   ---------        ---------        ---------        --------        --------
  Total from investment
   operations                           6.68             2.72             2.44            0.66            3.25
                                   ---------        ---------        ---------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    0.00             0.00             0.00            0.00           (0.10)
  Distributions from net
   realized gain                        0.00             0.00             0.00            0.00            0.00
                                   ---------        ---------        ---------        --------        --------
  Total distributions                   0.00             0.00             0.00            0.00           (0.10)
                                   ---------        ---------        ---------        --------        --------
 NET ASSET VALUE, END OF PERIOD       $27.02           $20.34           $17.62          $15.18          $14.52
                                   =========        =========        =========        ========        ========
  TOTAL RETURN/3/                       32.84%           15.37%           16.06%           4.64%          28.65%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $4,242           $2,781             $290             $28             $11
  Ratios to average net assets:/4/
  Ratio of expenses to average
   net assets                           2.65%            2.65%            2.64%           2.33%           2.31%
  Ratio of net investment
   income (loss) to average
   net assets                          (0.12)%          (0.64)%          (0.45)%          1.59%           0.10%
  Portfolio turnover rate                184%             225%              49%            210%            206%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4,5/                        2.77%            2.77%            2.79%           2.78%           5.38%

1 The Fund changed its fiscal year-end from June 30 to September 30.
2 Calculated based upon average shares outstanding.
3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
4 Ratios shown for periods of less than one year are annualized.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 62 FINANCIAL HIGHLIGHTS

EMERGING MARKETS FOCUS FUND
CLASS C SHARES-COMMENCED OCTOBER 31, 2001
For a share outstanding throughout each period

                                      SEPT. 30,             SEPT. 30,             SEPT. 30,           JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:                  2005                  2004                2003/1/              2003            2002
 NET ASSET VALUE, BEGINNING
  OF PERIOD                             $20.24                $17.56                $15.12             $14.48          $11.37
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           (0.05)/2/             (0.14)/2/             (0.02)/2/           0.02            0.05
  Net realized and unrealized
   gain (loss) on investments             6.68                  2.82                  2.46               0.62            3.16
                                   -----------           -----------           -----------        -----------        --------
  Total from investment
   operations                             6.63                  2.68                  2.44               0.64            3.21
                                   -----------           -----------           -----------        -----------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00                  0.00                  0.00               0.00           (0.10)
  Distributions from net
   realized gain                          0.00                  0.00                  0.00               0.00            0.00
                                   -----------           -----------           -----------        -----------        --------
  Total distributions                     0.00                  0.00                  0.00               0.00           (0.10)
                                   -----------           -----------           -----------        -----------        --------
 NET ASSET VALUE, END OF PERIOD         $26.87                $20.24                $17.56             $15.12          $14.48
                                   ===========           ===========           ===========        == ========        ========
   TOTAL RETURN/3/                         32.76%                15.26%                16.14%              4.37%          28.39%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $2,632                $2,449                  $519                $59             $13
  Ratios to average net assets:/4/
  Ratio of expenses to average
   net assets                             2.65%                 2.65%                 2.64%              3.39%           3.44%
  Ratio of net investment
   income (loss) to average
   net assets                            (0.20)%               (0.71)%               (0.39)%            (3.00)%          0.10%
  Portfolio turnover rate                  184%                  225%                   49%               210%            206%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4,5/                          2.77%                 2.77%                 2.79%              3.53%           6.51%

1    The Fund changed its fiscal year-end from June 30 to September 30.
2    Calculated based upon average shares outstanding.
3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
4    Ratios shown for periods of less than one year are annualized.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 63

INTERNATIONAL CORE FUND
CLASS A SHARES-COMMENCED SEPTEMBER 28, 2001
For a share outstanding throughout the period

                                   SEPT. 30,       DEC. 31,       DEC. 31,           DEC. 31,           DEC. 31,
 FOR THE PERIOD ENDED:             2005/1/          2004           2003               2002              2001/2/
 NET ASSET VALUE, BEGINNING
  OF PERIOD                          $13.16          $11.47          $8.84            $10.41             $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)         0.11            0.28/3/        0.18/3/          (0.06)/3/          (0.03)
  Net realized and unrealized
   gain (loss) on investments          0.74            1.93           2.59             (1.51)              0.44
                                   --------       ---------      ---------          -----------        --------
  Total from investment
   operations                          0.85            2.21           2.77             (1.57)              0.41
                                   --------       ---------      ---------          -----------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   0.00           (0.25)         (0.14)             0.00               0.00
  Distributions from net
   realized gain                      (0.03)          (0.27)          0.00              0.00               0.00
                                   --------       ---------      ---------          -----------        --------
  Total distributions                 (0.03)          (0.52)         (0.14)             0.00               0.00
                                   --------       ---------      ---------          -----------        --------
 NET ASSET VALUE, END OF             $13.98          $13.16         $11.47             $8.84             $10.41
                                   ========       =========      =========          ===========        ========
  PERIOD
 TOTAL RETURN/4/                       6.48%          19.38%         31.38%           (15.08)%             4.10%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $1,299            $757           $585              $161               $104
  Ratios to average net assets:/5/
  Ratio of expenses to average
   net assets                          0.98%           0.01%          0.01%             2.21%              2.23%
  Ratio of net investment
   income (loss) to average
   net assets                          1.82%           2.33%          1.78%            (0.58)%            (1.12)%
  Portfolio turnover rate                37%             28%            88%               47%                 4%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5,7/                       5.94%           4.78%          7.65%            52.39%              2.23%

1    In 2005, the Fund changed its fiscal year-end from December 31 to September
     30.
2 For the period of September 28, 2001 (commencement of Class) to December 31, 2001.
3    Calculated based upon average shares outstanding.
4 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
5    Ratios shown for periods of less than one year are annualized.
6    Amount calculated is less than 0.05%.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 64 FINANCIAL HIGHLIGHTS

INTERNATIONAL CORE FUND
CLASS B SHARES-COMMENCED SEPTEMBER 28, 2001
For a share outstanding throughout the period

                                   SEPT. 30,          DEC. 31,         DEC. 31,           DEC. 31,           DEC. 31,
 FOR THE PERIOD ENDED:               2005              2004             2003               2002              2001/2/
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $13.13           $11.45              $8.82            $10.40             $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.14             0.28/3/            0.20/3/          (0.08)/3/          (0.04)
  (loss)
  Net realized and unrealized
   gain (loss) on investments          0.66             1.92               2.58             (1.50)              0.44
                                   --------        ---------          ---------          --------           --------
  Total from investment
   operations                          0.80             2.20               2.78             (1.58)              0.40
                                   --------        ---------          ---------          --------           --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   0.00            (0.25)             (0.15)             0.00               0.00
  Distributions from net
   realized gain                      (0.03)           (0.27)              0.00              0.00               0.00
                                   --------        ---------          ---------          --------           --------
  Total distributions                 (0.03)           (0.52)             (0.15)             0.00               0.00
                                   --------        ---------          ---------          --------           --------
 NET ASSET VALUE, END OF             $13.90           $13.13             $11.45             $8.82             $10.40
                                   ========        =========          =========          ========           ========
  PERIOD
 TOTAL RETURN/4/                       6.11%           19.32%             31.58%           (15.19)%             4.00%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $1,702           $1,218               $727              $289               $104
  Ratios to average net assets:/5/
  Ratio of expenses to average
   net assets                          1.44%            0.00%/6/           0.00%             2.38%              2.70%
  Ratio of net investment
   income (loss) to average
   net assets                          1.58%            2.32%              2.01%            (0.83)%            (1.60)%
  Portfolio turnover rate                37%              28%                88%               47%                 4%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5,7/                       6.88%            5.52%              8.58%            52.04%              2.98%

1    In 2005, the Fund changed its fiscal year-end from December 31 to September
     30.
2 For the period of September 28, 2001 (commencement of Class) to December 31, 2001.
3    Calculated based upon average shares outstanding.
4 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
5    Ratios shown for periods of less than one year are annualized.
6    Amount calculated is less than 0.05%.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 65

INTERNATIONAL CORE FUND
CLASS C SHARES-COMMENCED SEPTEMBER 28, 2001
For a share outstanding throughout the period

                                   SEPT. 30,          DEC. 31,         DEC. 31,           DEC. 31,           DEC. 31,
 FOR THE PERIOD ENDED:             2005/1/             2004             2003               2002              2001/2/
 NET ASSET VALUE, BEGINNING
  OF PERIOD                          $13.12           $11.43              $8.82            $10.40             $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.11             0.28/3/            0.21/3/          (0.06)/3/          (0.04)
  (loss)
  Net realized and unrealized
   gain (loss) on investments          0.68             1.93               2.57             (1.52)              0.44
                                   --------        ---------          ---------          -----------        --------
  Total from investment
   operations                          0.79             2.21               2.78             (1.58)              0.40
                                   --------        ---------          ---------          -----------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   0.00            (0.25)             (0.17)             0.00               0.00
  Distributions from net
   realized gain                      (0.03)           (0.27)              0.00              0.00               0.00
                                   --------        ---------          ---------          -----------        --------
  Total distributions                 (0.03)           (0.52)             (0.17)             0.00               0.00
                                   --------        ---------          ---------          -----------        --------
 NET ASSET VALUE, END OF             $13.88           $13.12             $11.43             $8.82             $10.40
                                   ========        =========          =========          ===========        ========
  PERIOD
 TOTAL RETURN/4/                       6.04%           19.44%             31.52%           (15.19)%             4.00%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $325             $317               $183              $150               $104
  Ratios to average net assets:/5/
  Ratio of expenses to average
   net assets                          1.40%            0.00%/6/           0.01%             2.41%              2.70%
  Ratio of net investment
   income (loss) to average
   net assets                          1.51%            2.31%              2.15%            (0.68)%            (1.60)%
  Portfolio turnover rate                37%              28%                88%               47%                 4%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5,7/                       6.73%            5.51%              8.36%            52.54%              2.98%

1 In 2005, the Fund changed its fiscal year-end from December 31 to September
    30.
2 For the period of September 28, 2001 (commencement of Class) to December 31,
    2001.
3 Calculated based upon average shares outstanding.
4 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
5 Ratios shown for periods of less than one year are annualized.
6 Amount calculated is less than 0.05%.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 66 FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND
CLASS A SHARES-COMMENCED SEPTEMBER 24, 1997
For a share outstanding throughout the period

                                   SEPT. 30,       SEPT. 30,       SEPT. 30,          SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:               2005            2004            2003               2002                2001
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $11.09           $9.88            $8.46            $10.50              $15.24
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)         0.17            0.04/1/          0.04/1/          (0.01)/1/            0.01
    Net realized and unrealized
   gain (loss) on investments          2.43            1.23             1.38             (2.03)              (4.44)
                                   --------       ---------        ---------          --------            --------
  Total from investment
   operations                          2.60            1.27             1.42             (2.04)              (4.43)
                                   --------       ---------        ---------          --------            --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.00)          (0.06)            0.00              0.00                0.00
  Distributions from net
   realized gain                       0.00            0.00             0.00              0.00               (0.31)
                                   --------       ---------        ---------          --------            --------
  Total distributions                  0.00           (0.06)            0.00              0.00               (0.31)
                                   --------       ---------        ---------          --------            --------
 NET ASSET VALUE, END OF             $13.69          $11.09            $9.88             $8.46              $10.50
                                   ========       =========        =========          ========            ========
  PERIOD
 TOTAL RETURN/2/                      23.48%          12.89%           16.78%           (19.43)%            (29.59)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $57,496         $56,108          $52,762           $22,806             $30,727
  Ratios to average net assets:
  Ratio of expenses to average
   net assets                          1.50%           1.50%            1.50%             1.72%               1.75%
  Ratio of net investment
   income (loss) to average
   net assets                          1.24%           0.36%            0.42%            (0.08)%              0.05%
  Portfolio turnover rate                46%            112%              73%               52%                 36%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                         1.66%           1.71%            1.76%             1.96%               1.81%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 67

INTERNATIONAL EQUITY FUND
CLASS B SHARES-COMMENCED SEPTEMBER 24,1997
For a share outstanding throughout the period

                                 SEPT. 30,        SEPT. 30,           SEPT. 30,           SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:             2005             2004                2003                2002              2001
 NET ASSET VALUE, BEGINNING
OF
PERIOD                             $10.62            $9.48               $8.19              $10.25            $14.99
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)       0.07            (0.05)/1/           (0.03)/1/           (0.09)/1/         (0.11)
  Net realized and unrealized
   gain (loss) on investments        2.34             1.19                1.32               (1.97)            (4.32)
                                 --------      -----------          ----------         -----------          --------
  Total from investment
   operations                        2.41             1.14                1.29               (2.06)            (4.43)
                                 --------      -----------          ----------         -----------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.00)            0.00                0.00                0.00              0.00
  Distributions from net
   realized gain                     0.00             0.00                0.00                0.00             (0.31)
                                 --------      -----------          ----------         -----------          --------
  Total distributions                0.00             0.00                0.00                0.00             (0.31)
                                 --------      -----------          ----------         -----------          --------
 NET ASSET VALUE, END OF           $13.03           $10.62               $9.48               $8.19            $10.25
                                 ========      ===========          ==========         ===========          ========
  PERIOD
 TOTAL RETURN/2/                    22.69%           12.03%              15.75%             (20.10)%          (30.12)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                         $14,653          $14,796             $20,149             $29,107           $41,122
  Ratios to average net assets:
  Ratio of expenses to average
   net assets                        2.25%            2.25%               2.25%               2.47%             2.50%
  Ratio of net investment
   income (loss) to average
   net assets                        0.49%           (0.43)%             (0.31)%             (0.83)%           (0.72)%
  Portfolio turnover rate              46%             112%                 73%                 52%               36%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                       2.41%            2.46%               2.82%               3.06%             2.70%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 68 FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND
CLASS C SHARES-COMMENCED APRIL 1, 1998
For a share outstanding throughout the period

                                 SEPT. 30,        SEPT. 30,           SEPT. 30,           SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:             2005             2004                2003                2002              2001
 NET ASSET VALUE, BEGINNING
OF
PERIOD                             $10.60            $9.47               $8.18              $10.24            $14.98
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income              0.06            (0.04)/1/           (0.02)/1/           (0.09)/1/         (0.07)
  (loss)
  Net realized and unrealized
   gain (loss) on investments        2.34             1.17                1.31               (1.97)            (4.36)
                                 --------       ----------          ----------         -----------          --------
  Total from investment
   operations                        2.40             1.13                1.29               (2.06)            (4.43)
                                 --------       ----------          ----------         -----------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 0.00             0.00                0.00                0.00              0.00
  Distributions from net
   realized gain                     0.00             0.00                0.00                0.00             (0.31)
                                 --------       ----------          ----------         -----------          --------
  Total distributions                0.00             0.00                0.00                0.00             (0.31)
                                 --------       ----------          ----------         -----------          --------
 NET ASSET VALUE, END OF           $13.00           $10.60               $9.47               $8.18            $10.24
                                 ========       ==========          ==========         ===========          ========
  PERIOD
 TOTAL RETURN/2/                    22.64%           11.93%              15.77%             (20.12)%          (30.14)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $1,512           $1,618              $2,530              $2,167            $2,704
  Ratios to average net assets:
  Ratio of expenses to average
   net assets                        2.25%            2.25%               2.25%               2.47%             2.50%
  Ratio of net investment
   income (loss) to average
   net assets                        0.42%           (0.39)%             (0.27)%             (0.78)%           (0.69)%
  Portfolio turnover rate              46%             112%                 73%                 52%               36%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                       2.41%            2.45%               2.70%               2.96%             2.50%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 69

INTERNATIONAL VALUE FUND
CLASS A SHARES-COMMENCED OCTOBER 31, 2003
For a share outstanding throughout the period

                                     SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:               2005              2004/1/
 NET ASSET VALUE, BEGINNING            $11.94              $10.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           0.11                0.21
    Net realized and
     unrealized gain (loss)
     on investments                      2.68                1.73
                                 ------------        ------------
  Total from investment
   operations                            2.79                1.94
                                 ------------        ------------

 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                               (0.23)               0.00
  Distributions from net                (0.37)               0.00
                                 ------------        ------------
  realized gain
  Total distributions                   (0.60)               0.00
                                 ------------        ------------
 NET ASSET VALUE, END OF PERIOD        $14.13              $11.94
                                 ============        ============
 TOTAL RETURN/3/                        24.00%              19.40%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)       $493                 $23
  Ratios to average net assets:/4/
  Ratio of expenses to                   1.50%               1.50%
  average net assets/5/
  Ratio of net investment
   income (loss) to
   average net assets                    2.21%               2.46%
  Portfolio turnover                       14%                 24%
   rate/6,7/
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed
   expenses/4,5,8/                      33.96%             282.28%

1 For the period from October 31, 2003 (commencement of Class) to September 30, 2004.
2 For the period from April 11, 2005 (commencement of Class) to September 30, 2005.
3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4    Ratios shown for periods of less than one year are annualized.
5 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
7 Calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
8 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 70 FINANCIAL HIGHLIGHTS

INTERNATIONAL VALUE FUND
CLASS B SHARES-COMMENCED APRIL 11, 2005
For a share outstanding throughout the period

                                      SEPT. 30,
 FOR THE PERIOD ENDED:                 2005/2/
 NET ASSET VALUE, BEGINNING
  OF PERIOD                                   $13.27
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.05
    Net realized and
     unrealized gain (loss)
     on investments                             0.77
                                    ----------------
  Total from investment operations              0.82
                                    ----------------

 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                            0.00
  Distributions from net                        0.00
                                    ----------------
   realized gain
  Total distributions                           0.00
                                    ----------------
 NET ASSET VALUE, END OF PERIOD               $14.09
                                    ================

 TOTAL RETURN/3/                                6.18%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)              $184
  Ratios to average net assets:/4/
  Ratio of expenses to                          2.23%
   average net assets/5/
  Ratio of net investment
   income (loss) to
   average net assets                           1.66%
  Portfolio turnover                              14%
   rate/6,7/
  Ratio of expenses to
   average net assets
   prior to waived fees and
    reimbursed expenses/4,5,8/                 20.77%

1 For the period from October 31, 2003 (commencement of Class) to September 30, 2004.
2 For the period from April 11, 2005 (commencement of Class) to September 30, 2005.
3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4    Ratios shown for periods of less than one year are annualized.
5 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
7 Calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
8 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 71

INTERNATIONAL VALUE FUND
CLASS C SHARES-COMMENCED APRIL 11, 2005
For a share outstanding throughout the period

                                      SEPT. 30,
 FOR THE PERIOD ENDED:                 2005/2/
 NET ASSET VALUE, BEGINNING
  OF PERIOD                                   $13.27
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.05
   Net realized and
    unrealized gain (loss)
    on investments                              0.77
                                    ----------------
  Total from investment operations              0.82
                                    ----------------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                            0.00
  Distributions from net
    realized gain                               0.00
                                    ----------------
  Total distributions                           0.00
                                    ----------------
 NET ASSET VALUE, END OF PERIOD               $14.09
                                    ================
 TOTAL RETURN/3/                                6.18%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                      $59
  (000s)
  Ratios to average net assets:/4/
  Ratio of expenses to                          2.23%
  average net assets/5/
  Ratio of net investment
   income (loss) to
   average net assets                           1.84%
  Portfolio turnover                              14%
   rate/6,7/
  Ratio of expenses to
   average net assets
   prior to waived fees and
    reimbursed expenses/4,5,8/                 20.85%

1 For the period from October 31, 2003 (commencement of Class) to September 30, 2004.
2 For the period from April 11, 2005 (commencement of Class) to September 30, 2005.
3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4    Ratios shown for periods of less than one year are annualized.
5 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
7 Calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
8 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 72 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]


FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]


                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                            105FAM/P1003 (10-06)
                                                                  RT527020 10-06
                                                          ICA Reg. No. 811-09253
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]


[GRAPHIC APPEARS HERE]


                                FEBRUARY 1, 2007


                                   Prospectus

                               Institutional Class

WELLS FARGO ADVANTAGE FUNDSSM -  INTERNATIONAL STOCK FUNDS

International Equity Fund

International Value Fund

Overseas Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information             3
International Equity Fund        4
International Value Fund         8
Overseas Fund                   12
Description of Principal        16
  Investment Risks

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust   20
The Investment Adviser          20
The Sub-Advisers and            20
  Portfolio Managers
Dormant Investment Advisory     29
  Arrangements
Dormant Multi-Manager           29
  Arrangement

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares             30
How to Buy Shares               32
How to Sell Shares              34
How to Exchange Shares          37
Account Policies                39

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                   41
Taxes                           42
Master/Gateway/SM/ Structure    43
Financial Highlights            44
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o    what the Fund is trying to achieve;

o    how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the International Equity Fund and Overseas Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.


--------------------------------------------------------------------------------
MASTER/GATEWAY STRUCTURE
The International Value Fund is a gateway fund in a Master/Gateway structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.


                                                          KEY FUND INFORMATION 3

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISERS
Artisan Partners Limited Partnership
LSV Asset Management
New Star Institutional Managers Limited


PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Josef Lakonishok
Richard Lewis
Puneet Mansharamani
Menno Vermeulen, CFA
Robert W. Vishny
Mark L. Yockey, CFA


FUND INCEPTION:
9/24/1997
INSTITUTIONAL CLASS
Ticker: WFISX

INVESTMENT OBJECTIVE
The International Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of non-U.S. companies; and

o    up to 20% of the Fund's total assets in emerging market equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in the equity securities of non-U.S. companies through the use of three different styles of international equity management: an international growth style, sub-advised by Artisan Partners Limited
Partnership; and an international value style, sub-advised by LSV Asset Management; an international blend style, sub-advised by New Star Institutional Managers Limited. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


ARTISAN PARTNERS LIMITED PARTNERSHIP (ARTISAN)
Artisan invests in equity securities of non-U.S. companies by using a bottom-up investment process described below to identify investments in international growth companies, focusing on industries or themes that Artisan believes present accelerating growth prospects. Company visits are a key component of Artisan's investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme. Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that Artisan believes may lead to sustained earnings growth. Artisan pays careful attention to valuation relative to a company's market or global industry in choosing investments. Artisan generally purchases securities it believes offer the most compelling potential earnings growth relative to their valuation. Artisan may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or to take advantage of a better opportunity.


LSV ASSET MANAGEMENT (LSV)
LSV invests in equity securities of non-U.S. companies which it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors LSV considers in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. LSV believes that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. LSV uses a quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark).


 4 INTERNATIONAL EQUITY FUND

NEW STAR INSTITUTIONAL MANAGERS LIMITED (NEW STAR)
New Star invests in equity securities of non-U.S. companies with strong growth potential and that offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises (company's history of meeting earnings targets). New Star follows a two-phase investment process. In the first phase, New Star conducts bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, New Star may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Non-U.S. Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                     INTERNATIONAL EQUITY FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                    Calendar Year Total Returns for the Administrator Class/1/
                                      as of 12/31 each year
 1998        1999         2000         2001         2002        2003        2004        2005       2006
16.03%      51.50%       -12.99%      -18.16%      -23.13%     28.97%      11.06%      12.15%      %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                     1 YEAR       5 YEARS       LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes            %             %              %
  Returns After Taxes on          %             %              %
  Distributions/2/
  Returns After Taxes on          %             %              %
Distributions and Sale of
  Fund Shares/2/
 MSCI EAFE (Reg. TM) INDEX/3/     %             %              %
  (reflects no deduction for
   expenses or taxes)

1 Institutional Class shares incepted on August 31, 2006. Performance shown for the Institutional Class shares reflects the performance of the Fund's Administrator Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Fund's Administrator Class annual returns are substantially similar to what the Institutional Class annual returns would be because the Administrator Class and Institutional Class shares are invested in the same portfolio and their returns differ only to the extent that the Classes do not have the same fees and/or expenses. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

 6 INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge                 None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
    OFFERING PRICE)
  Maximum deferred sales               None
  charge (load)
   (AS A PERCENTAGE OF THE
    NET ASSET VALUE AT PURCHASE)
  Redemption Fee/1/                    2.00%


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/2/                   0.94%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/3/                    x.xx%
  TOTAL ANNUAL FUND                    X.XX%
  OPERATING EXPENSES
  Fee Waivers                          x.xx%
  NET EXPENSES/4/                      1.25%

1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.

3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o    Your investment has a 5% return each year;
     o    You reinvest all distributions; and
     o    The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year        $           xxx
   3 Years       $           xxx
   5 Years       $           xxx
  10 Years       $           xxx

                                                     INTERNATIONAL EQUITY FUND 7

INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
LSV Asset Management

PORTFOLIO MANAGERS
Josef Lakonishok
Puneet Mansharamani
Menno Vermeulen, CFA
Robert W. Vishny


FUND INCEPTION:
10/31/2003
INSTITUTIONAL CLASS
Ticker:WFVIX

INVESTMENT OBJECTIVE
The International Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of non-U.S. companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the International Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in the equity securities of non-U.S. companies. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark).

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 8 INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Non-U.S. Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      INTERNATIONAL VALUE FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


Calendar Year Total Returns for
  the Administrator Class/1/
    as of 12/31 each year
 2004        2005       2006
25.73%      10.54%      %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
  as of 12/31/06                    1 YEAR        LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes              %              %
  Returns After Taxes on            %              %
  Distributions/2/
  Returns After Taxes on            %              %
Distributions and Sale of
  Fund Shares/2/
 MSCI EAFE (Reg. TM) VALUE          %              %
  INDEX/3/
  (reflects no deduction for
   expenses or taxes)

1 Institutional Class shares incepted on August 31, 2006. Performance shown for the Institutional Class shares reflects the performance of the Fund's Administrator Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Fund's Administrator Class annual returns are substantially similar to what the Institutional Class annual returns would be because the Administrator Class and Institutional Class shares are invested in the same portfolio and their returns differ only to the extent that the Classes do not have the same fees and/or expenses. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The MSCI EAFE Value Index is a subset of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Stock Index and constituents of the index include securities from Europe, Australasia (Australia and Asia), and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style. You cannot invest directly in an index.

 10 INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                 None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales               None
  charge (load)
   (AS A PERCENTAGE OF THE
    NET ASSET VALUE AT PURCHASE)
    Redemption Fee/1/                  2.00%


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/2/                   0.95%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/3/                    x.xx%
  TOTAL ANNUAL FUND                    X.XX%
  OPERATING EXPENSES/4/
  Fee Waivers                          x.xx%
  NET EXPENSES/5/                      1.25%

1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expense for the Fund are based on expenses incurred since the Class's inception and are annualized.
4 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___%.
5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o    Your investment has a 5% return each year;
     o    You reinvest all distributions; and
     o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year        $           xxx
   3 Years       $           xxx
   5 Years       $           xxx
  10 Years       $           xxx

                                                     INTERNATIONAL VALUE FUND 11

OVERSEAS FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
New Star Institutional Managers Limited

PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Richard Lewis


FUND INCEPTION:
6/30/1998
INSTITUTIONAL CLASS
Ticker: WFIIX

INVESTMENT OBJECTIVE
The Overseas Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of non-U.S. companies; and

o    up to 20% of the Fund's total assets in emerging market equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of non-U.S. companies. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We invest in companies with strong growth potential and offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We follow a two-phase investment process. In the first phase, we conduct bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 12 OVERSEAS FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Non-U.S. Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                                OVERSEAS FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Overseas Fund was organized as the successor fund to the Strong Overseas Fund.

[GRAPHIC APPEARS HERE]


                    Calendar Year Total Returns for the Institutional Class/1/
                                      as of 12/31 each year
  1999              2000         2001         2002        2003        2004       2005       2006
 96.27%/2/         -33.46%      -19.15%      -19.98%     32.77%      19.26%      8.39%      %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                     1 YEAR       5 YEARS       LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes            %             %              %
  Returns After Taxes on          %             %              %
  Distributions/3/
  Returns After Taxes on          %             %              %
   Distributions and Sale of
   Fund Shares/3/
 MSCI EAFE (Reg. TM) INDEX/4/     %             %              %
  (reflects no deduction for
   expenses or taxes)

1 Institutional Class shares incepted on December 31, 2002. Performance shown for the Institutional Class shares prior to April 11, 2005, reflects the performance of the Institutional Class of the Strong Overseas Fund. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.
2 The Overseas Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such a favorable return can be consistently achieved.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
4 The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

 14 OVERSEAS FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge                 None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
    OFFERING PRICE)
  Maximum deferred sales               None
   charge (load)
   (AS A PERCENTAGE OF THE
    NET ASSET VALUE AT PURCHASE)
  Redemption Fee/1/                    2.00%


          ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
  Management Fees/2/                   0.95%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/3/                    x.xx%
  TOTAL ANNUAL FUND                    X.XX%
  OPERATING EXPENSES
  Fee Waivers                          x.xx%
  NET EXPENSES/4/                      0.95%

1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o    Your investment has a 5% return each year;
     o    You reinvest all distributions; and
     o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year        $           xxx
   3 Years       $           xxx
   5 Years       $           xxx
  10 Years       $           xxx

                                                                OVERSEAS FUND 15

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information and on the Fund's Web site at www.wellsfargo.com/advantagefunds.

COUNTER-PARTY RISK            When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                              Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                              Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY RISK                 A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.
DERIVATIVES RISK              The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                              For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value, or payments, are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 16 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

EMERGING MARKETS RISK         Emerging markets are markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International
                              Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-
                              developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries. Emerging markets securities typically present even greater exposure to the risks described under "Non-U.S. Securities Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Their prices may be more volatile than those of other types of stocks, particularly over the short term. Growth stocks may be more expensive relative to their current earnings or assets compared to the values or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall.
ISSUER RISK                   The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 17

MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.
NON-U.S. SECURITIES RISK      Non-U.S. securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S. Non-U.S. securities also include American Depository Receipts (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global Depositary Receipts
                              (GDRs). ADRs, EDRs and GDRs are depository receipts for foreign company stocks issued by a bank and held in trust at that bank, which entitle the owner to any capital gains or dividends.
                              ADRs are U.S. dollar denominated, and EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Non-U.S. securities, including ADRs, EDRs and
                              GDRs, are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Direct investment in non-U.S. securities denominated in a foreign currency involves exposure to fluctuations in foreign currency exchange rates which may reduce the value of an investment made in a security dominated in that foreign currency; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S.
                              markets.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALL COMPANY SECURITIES      Securities of small companies tend to be more volatile and less liquid than larger company
RISK                          stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

 18 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 19

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Fund's operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolio in which the International Value Fund invests.. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Fund's annual report for the fiscal year ended September 30, 2006.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolio. Sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

 20 ORGANIZATION AND MANAGEMENT OF THE FUNDS


=============================
ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Equity Fund. In this capacity, it is responsible for the day-to-day investment management of the Fund. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.
MARK L. YOCKEY, CFA           Mr. Yockey is jointly responsible for managing the International Equity Fund, which he
International Equity Fund     has managed since 2004. Mr. Yockey joined Artisan in 1995 where he is Managing
                              Director and Portfolio Manager for Artisan's diversified international growth equity portfolios. Education: B.A., Finance, Michigan State University; M.B.A., Finance, Michigan
                              State University.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 21

SUB-ADVISER'S PRIOR PERFORMANCE HISTORY
--------------------------------------------------------------------------------
ARTISAN PARTNERS LIMITED PARTNERSHIP
The performance information shown below represents a composite of the prior performance of registered mutual funds and all discretionary accounts managed by Artisan with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

[GRAPHIC APPEARS HERE]


                                      Artisan Composite Calendar Year Returns*
1997       1998        1999        2000         2001         2002         2003        2004        2005        2006
3.70%      32.45%      80.18%       -10.60%      -15.96%      -18.91%     29.00%      17.70%      16.14%      %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 ARTISAN COMPOSITE AVERAGE
ANNUAL TOTAL RETURNS
for the period ended 12/31/06      1 YEAR       5 YEARS       10 YEARS
 Artisan Composite                 %            %             %
  Performance
  (incept. 01/01/96)
 MSCI EAFE Index/1/                %            %             %
 MSCI EAFE Growth Index/2/         %            %                N/A

1 MSCI Europe, Australasia, and Far East Index.
2 MSCI Europe, Australasia, and Far East Growth Index.

 22 ORGANIZATION AND MANAGEMENT OF THE FUNDS


=============================
LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, sub-advises the
International Equity Fund and the International Value Fund. In this capacity, it is responsible for the day-to-day investment
management of the Funds. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.
JOSEF LAKONISHOK              Dr. Lakonishok is jointly responsible for managing the International Equity Fund, which
International Equity Fund     he has managed since 2004, and the International Value Fund, which he has managed
International Value Fund      since 2003. Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. Education: B.A., Economics and Statistics, Tel Aviv University;
                              M.B.A., Tel Aviv University; M.S. and Ph.D., Business Administration, Cornell University.
PUNEET MANSHARAMANI           Mr. Mansharamani is jointly responsible for managing the International Equity Fund
International Equity Fund     and International Value Fund, both of which he has managed since 2006. Mr.
International Value Fund      Mansharamani has served as a Partner and Portfolio Manager of LSV since 2006 and as a Quantitative Analyst since 2000. Education: B.S., Engineering, Delhi University, Delhi
                              College of Engineering; M.S., Engineering, Case Western Reserve University, Case School
                              of Engineering.
MENNO VERMEULEN, CFA          Mr. Vermeulen is jointly responsible for managing the International Equity Fund, which
International Equity Fund     he has managed since 2004, and the International Value Fund, which he has managed
International Value Fund      since 2003. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative
                              Analyst for LSV since 1995 and as a Partner for LSV since 1998. Education: M.S.,
                              Econometrics, Erasmus University at Rotterdam.
ROBERT W. VISHNY              Dr. Vishny is jointly responsible for managing the International Equity Fund, which he
International Equity Fund     has managed since 2004, and the International Value Fund, which he has managed
International Value Fund      since 2003. Dr. Vishny has served as Partner and Portfolio Manager for LSV since its founding in 1994. Education: B.A., Economics, Mathematics, and Philosophy, University
                              of Michigan; Ph.D., Economics, Massachusetts Institute of Technology.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 23

SUB-ADVISER'S PRIOR PERFORMANCE HISTORY
--------------------------------------------------------------------------------
LSV ASSET MANAGEMENT
The performance information shown below represents a composite of the prior performance of a registered mutual fund and all discretionary accounts managed by LSV with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

[GRAPHIC APPEARS HERE]


                           LSV Composite Calendar Year Returns*
1998        1999        2000       2001        2002       2003        2004        2005
13.67%      17.85%      0.63%       -9.28%     1.94%      43.89%      27.68%      13.87%

* The composite's year-to-date performance through September 30, 2006, was xx.xx%.

         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 LSV COMPOSITE AVERAGE
ANNUAL TOTAL RETURNS
for the period ended 12/31/05     1 YEAR      5 YEARS      LIFE OF ACCOUNTS
 LSV Composite Performance        %           %              %
  (incept. 12/31/97)
 MSCI EAFE Index/1/               %           %              %
 MSCI EAFE Value Index/2/         %           %                   N/A

1 The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Stock index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.
2    MSCI Europe, Australasia, and Far East Value Index.

 24 ORGANIZATION AND MANAGEMENT OF THE FUNDS

SUB-ADVISER'S PRIOR PERFORMANCE HISTORY
--------------------------------------------------------------------------------
LSV ASSET MANAGEMENT
The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by LSV with substantially similar investment objectives, policies and strategies as the International Value Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

[GRAPHIC APPEARS HERE]


                           LSV Composite Calendar Year Returns*
1998        1999        2000       2001        2002       2003        2004        2005
13.67%      17.85%      0.63%       -9.28%     1.94%      43.89%      27.68%      13.87%

* The composite's year-to-date performance through September 30, 2006, was xx.xx%.

             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       21.00%
  Worst Quarter:      Q3    1998       -17.13%


 LSV COMPOSITE AVERAGE
ANNUAL TOTAL RETURNS
for the period ended 12/31/05       1 YEAR        5 YEARS       LIFE OF ACCOUNTS
 LSV Composite Performance           13.87%         14.29%       12.93%
  (incept. 12/31/97)
 MSCI EAFE Index/1/                  13.54%          4.55%        6.68%
 MSCI EAFE Value Index/2/            14.39%          7.55%             N/A

1 MSCI Europe, Australasia, and Far East Index.
2 MSCI Europe, Australasia, and Far East Value Index.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 25


=============================
NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a
London-based U.S.-registered investment adviser. New Star sub-advises the International Equity Fund and Overseas Fund.
In this capacity, it is responsible for the day-to-day investment management of the Funds. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.
MARK BEALE                    Mr. Beale is jointly responsible for managing the International Equity Fund, which he
International Equity Fund     has managed since 2004, and the Overseas Fund, which he has managed since 2005.
Overseas Fund                 Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star's international equity product. Mr. Beale is a member of the Investment Policy and
                              Currency Group, and is responsible for New Star's research and stock selection within the U.S. market. Education: B.A., Economic History, University of Sussex, England.
BRIAN COFFEY                  Mr. Coffey is jointly responsible for managing the International Equity Fund and the
International Equity Fund     Overseas Fund, both of which he has managed since 2006. Mr. Coffey joined New Star
Overseas Fund                 in 1988. He is the lead portfolio manager for the Emerging Market portfolios. He is a member of the Investment Policy Group and leads the efforts for research and stock selection in Latin America. Education: B.Sc., Financial Economics, University of London.
RICHARD LEWIS                 Mr. Lewis is jointly responsible for managing the International Equity Fund, which he
International Equity Fund     has managed since 2004, and the Overseas Fund, which he has managed since 2005.
Overseas Fund                 Mr. Lewis joined New Star in 1989. Mr. Lewis is a member of the Investment Policy and
                              Currency Group, and is responsible for New Star's European Equity group. Education:
                              B.S., Economics and Statistics, Bristol University, England.

 26 ORGANIZATION AND MANAGEMENT OF THE FUNDS

SUB-ADVISER'S PRIOR PERFORMANCE HISTORY
--------------------------------------------------------------------------------
NEW STAR INSTITUTIONAL MANAGERS LIMITED
The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

[GRAPHIC APPEARS HERE]


                                     New Star Composite Calendar Year Returns*
1996       1997       1998        1999        2000         2001         2002         2003        2004        2005
4.56%      6.73%      23.05%      43.10%       -16.40%      -19.73%      -10.08%     38.25%      17.68%      9.56%


             BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       30.38%
  Worst Quarter:      Q3    2002       -19.69%


 NEW STAR COMPOSITE AVERAGE
ANNUAL TOTAL RETURNS
for the period ended 12/31/05       1 YEAR        5 YEARS       10 YEARS
 New Star Composite                   9.56%         5.34%         7.97%
  Performance
 MSCI EAFE Index/1/                  13.54%         4.55%         5.84%

1 MSCI Europe, Australasia, and Far East Index.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 27

SUB-ADVISER'S PRIOR PERFORMANCE HISTORY
--------------------------------------------------------------------------------
NEW STAR INSTITUTIONAL MANAGERS LIMITED
The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the Overseas Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

[GRAPHIC APPEARS HERE]


                                    New Star Composite Calendar Year Returns*
1996       1997       1998        1999        2000         2001         2002        2003        2004        2005
4.88%      7.06%      23.42%      43.53%       -16.15%      -19.49%      -9.81%     38.66%      18.05%      %

* The composite's year-to-date performance through September 30, 2006 was x.xx%.

         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 NEW STAR COMPOSITE AVERAGE
ANNUAL TOTAL RETURNS
for the period ended 12/31/05      1 YEAR       5 YEARS       10 YEARS
 New Star Composite                %            %             %
  Performance
 MSCI EAFE Index/1/                %            %             %

1 MSCI Europe, Australasia, and Far East Index.

 28 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the International Value Fund, a gateway fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway fund, Funds Management acts as investment adviser for the Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as the gateway Fund invests substantially all of its assets in one or more master portfolios. If the Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The International Value Fund has a similar "dormant" sub-advisory arrangement with the sub-adviser that advises the master portfolio in which the gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the International Value Fund and Overseas Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 29

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 30 PRICING FUND SHARES

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

                                                          PRICING FUND SHARES 31

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $100 million in plan assets;

o Broker-dealer managed account or wrap programs that charge an asset-based fee; have program assets of at least $100 million and trade via omnibus accounts;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee; have program assets of at least $100 million and trade via omnibus accounts;

o    Internal Revenue Code Section 529 college savings plan accounts;

o Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/);

o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o    Institutions who invest a minimum initial amount of $5 million in a Fund;
     and

o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.

 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
  SHARES DIRECTLY
--------------------------- -----------------------------------------------  ------------------------------------
 Through Your Investment     Contact your investment representative          Contact your investment Representative
  Representative            -----------------------------------------------  ------------------------------------
---------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
---------------------------
                            telephone or internet unless the institution     shares in a new Fund:
                            has another Wells Fargo Advantage Fund           o Call Investor Services at 1-800-
                            account. If the institution does not currently   222-8222 or
                            have an account, contact your investment         o Call 1-800-368-7550 for the
                            representative.
                            -----------------------------------------------  automated phone system or
                                                                             o visit our Web site at
                                                                             www.wellsfargo.com/
                                                                             advantagefunds
                                                                             ------------------------------------

 32 HOW TO BUY SHARES

 INSTITUTIONS PURCHASING SHARES DIRECTLY
-------------------------------------------------------------------------------------------------
 By Wire     OPENING AN ACCOUNT                               ADDING TO AN ACCOUNT
------------ -----------------------------------------------  -----------------------------------
                                                              To buy additional shares, instruct
             o Complete and sign the Institutional Class      your bank or financial institution to
               account application                            use the same wire instructions
             o Call Investor Services at 1-800-222-8222 for   shown to the left.
               faxing instructions                            --------------------------------------
             o Use the following wiring instructions:
             State Street Bank & Trust
             Boston, MA
             Bank Routing Number: ABA 011000028
             Wire Purchase Account: 9905-437-1
             Attention: WELLS FARGO ADVANTAGE FUNDS
             (Name of Fund, Account Number )
             Account Name: Provide your
             name as registered on the
             Fund account
             -----------------------------------------------
 In Person   Investors are welcome to visit the Investor      See instructions shown to the left.
------------ Center in person to ask questions or conduct
             any Fund transaction. The Investor Center is
             located at 100 Heritage Reserve, Menomonee
             Falls, Wisconsin 53051.

------------ ----------------------------------------------- --------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Institutional Class shares on your behalf, you should understand the following:

o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Institutional Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

                                                            HOW TO BUY SHARES 33

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Institutional Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

 INSTITUTIONS SELLING SHARES
 DIRECTLY                     TO SELL SOME OR ALL OF YOUR SHARES
----------------------------- ---------------------------------------------------------------------
 Through Your Investment
 Representative               Contact your investment representative
----------------------------- ---------------------------------------------------------------------
 By Telephone /               o To speak with an investor services representative 1-800-222-
 Electronic Funds Transfer    8222 or use the automated phone system 1-800-368-7550.
(EFT)
-----------------------------
                              o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                              market funds, and next day for all other WELLS FARGO ADVANTAGE
                              FUNDS.
                              o Transfers made to a Wells Fargo Bank Account are made
                              available sooner than transfers to an unaffiliated institution.
                              o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                              NOTE: Telephone transactions such as redemption requests
                              made over the phone generally require only one of the
                              account owners to call unless you have instructed us
                              otherwise.

                              o To arrange for a Federal Funds wire, call 1-800-222-8222.
                              o Be prepared to provide information on the commercial bank
By Wire                       that is a member of the Federal Reserve wire system.
----------------------------- o Redemption proceeds are usually wired to the financial intermediary the following business day.
                              ---------------------------------------------------------------------
 By Internet                  Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------- ---------------------------------------------------------------------
                              Investors are welcome to visit the Investor Center in person to ask
 In Person                    questions or conduct any Fund transaction. The Investor Center is
----------------------------- located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                              53051.
                              ---------------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES:

     o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

     o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

     o    REDEMPTION FEES. Your redemptions are net of any redemption fee.


     o RIGHT TO DELAY PAYMENT. We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming

 34 HOW TO SELL SHARES
          from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     o REDEMPTION IN KIND. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

     o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

REDEMPTION FEES
For each Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances.

o    shares that were purchased with reinvested distributions;

o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);

o in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code
     Section 72(m)(7));

o in connection with a non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans;

o    redemptions initiated by a Fund;

o    conversion of shares from one share class to another in the same Fund;

o    taking out a distribution or loan from a defined contribution plan;

o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;

o    due to participation in the Systematic Withdrawal Plan;

o    Wells Fargo Advantage Fund of Funds transactions and transactions by
     Section 529 college savings plan accounts; and

o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Though these intermediaries

                                                           HOW TO SELL SHARES 35
will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose their own redemption fee that may differ from the Fund's redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.

 36 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

o Each Fund imposes a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Fund's policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

                                                       HOW TO EXCHANGE SHARES 37

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund's policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

 38 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o    Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords

                                                             ACCOUNT POLICIES 39
confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 40 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income and any realized net capital gains annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

                                                                DISTRIBUTIONS 41

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Under recently enacted legislation, this reduced rate of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.


If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

 42 TAXES

MASTER/GATEWAY/SM/ STRUCTURE
--------------------------------------------------------------------------------

The International Value Fund described in this Prospectus is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIO
The following table lists the master portfolio in which the Fund invests. The Portfolio's investment objective is provided, followed by a description of the Portfolio's investment strategies.

 MASTER PORTFOLIO       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO             PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of
                        non-U.S. companies. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                        We invest in equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark).

THE SUB-ADVISER FOR THE MASTER PORTFOLIO
The sub-adviser for the master portfolio is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio.


LSV is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding LSV, see "The Sub-Advisers and Portfolio Managers" sub-section.

                                                 MASTER/GATEWAY/SM/ STRUCTURE 43

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

INTERNATIONAL EQUITY FUND
ADMINISTRATOR CLASS-COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period

                                    SEPT. 30,        SEPT. 30,        SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:               2005             2004             2003              2002               2001
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                $11.08            $9.87            $8.46            $10.47            $15.17
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.17/1/          0.07/1/          0.08/1/           0.02/1/           0.01
  (loss)
  Net realized and unrealized
   gain (loss) on investments           2.48             1.22             1.34             (2.03)            (4.40)
                                   ---------        ---------        ---------         ---------         ---------
  Total from investment
   operations                           2.65             1.29             1.42             (2.01)            (4.39)
                                   ---------        ---------        ---------         ---------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.04)           (0.08)           (0.01)             0.00              0.00
  Distributions from net
   realized gain                        0.00             0.00             0.00              0.00             (0.31)
                                   ---------        ---------        ---------         ---------         ---------
  Total distributions                  (0.04)           (0.08)           (0.01)             0.00             (0.31)
                                   ---------        ---------        ---------         ---------         ---------
 NET ASSET VALUE, END OF              $13.69           $11.08            $9.87             $8.46            $10.47
                                   =========        =========        =========         =========         =========
  PERIOD
 TOTAL RETURN/2/                       23.94%           13.11%           16.83%           (19.20)%          (29.47)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $594,488         $394,649         $266,099          $372,380          $108,796
  Ratios to average net assets:/2/
  Ratio of expenses to
average
   net assets                           1.25%            1.25%            1.25%             1.44%             1.50%
  Ratio of net investment
   income (loss) to average
   net assets                           1.54%            0.64%            0.76%             0.31%             0.31%
  Portfolio turnover rate                 46%             112%              73%               52%               36%
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                          1.41%            1.38%            1.34%             1.46%             1.53%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 44 FINANCIAL HIGHLIGHTS

INTERNATIONAL VALUE FUND
ADMINISTRATOR CLASS-COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period

                                        SEPT. 30,
 FOR THE PERIOD ENDED:                   2005/1/
 NET ASSET VALUE, BEGINNING
  OF PERIOD                                 $13.27
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                0.18
  Net realized and
   unrealized gain (loss)
   on investments                             0.70
                                     -------------
  Total from investment operations            0.88
                                     -------------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment
   income                                     0.00
  Distributions from net                      0.00
                                     -------------
   realized gain
  Total distributions                         0.00
                                     -------------
 NET ASSET VALUE, END OF PERIOD             $14.15
                                     =============
 TOTAL RETURN/2/                              6.63%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)            $207
  Ratios to average net assets:/3/
  Ratio of expenses to                        1.25%/4/
   average net assets
  Ratio of net investment
   income (loss) to
   average net assets                         3.07%
  Portfolio turnover                            14%
   rate/5,6/
  Ratio of expenses to
   average net assets
   prior to waived fees and
    reimbursed
    expenses/3,7/                             20.19%/4/

1    For the period of April 11, 2005 (commencement of Class) to September 30,
     2005.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3    Ratios shown for periods of less than one year are annualized.
4 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 45

OVERSEAS FUND
INSTITUTIONAL CLASS-COMMENCED DECEMBER 31, 2002
For a share outstanding throughout each period

                                    SEPT. 30,         DEC. 31,         DEC. 31,
 FOR THE PERIOD ENDED:              2005/1/           2004             2003
 NET ASSET VALUE, BEGINNING           $13.35           $11.41            $8.69
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.08             0.24             0.11/2/
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                       0.76             1.96             2.74
                                  ----------       ----------       ----------
  Total from investment                 0.84             2.20             2.85
                                  ----------       ----------       ----------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.00)           (0.26)           (0.13)
  Distributions from net                0.00             0.00             0.00
                                  ----------       ----------       ----------
  realized gain
  Total distributions                   0.00            (0.26)           (0.13)
                                  ----------       ----------       ----------
 NET ASSET VALUE, END OF PERIOD       $14.19           $13.35           $11.41
                                  ==========       ==========       ==========
  TOTAL RETURN/3/                        6.30%           19.26%           32.77%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $5,929             $180             $157
  (000s)
  Ratios to average net assets:/4/
  Ratio of expenses to                  0.96%            0.85%            0.91%
   average net assets
  Ratio of net investment
   income (loss) to
   average net assets                   1.05%            1.87%            1.21%
  Portfolio turnover rate/5/             111%              22%              41%
  Ratio of expenses to
   average net assets
   prior to waived fees and
    reimbursed
    expenses/4,6/                       1.33%            0.91%            7.62%

1    For the period of April 11, 2005, (commencement of Class) to September 30,
     2005.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.
4 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.

 46 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]


FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]


                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                            105FAM/P1003 (10-06)
                                                                  RT527020 10-06
                                                          ICA Reg. No. 811-09253
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]


[GRAPHIC APPEARS HERE]


                                FEBRUARY 1, 2007


                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDSSM -  INTERNATIONAL STOCK FUNDS

Emerging Markets Focus Fund

International Core Fund

International Equity Fund

International Value Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information             3
Emerging Markets Focus Fund      4
International Core Fund          8
International Equity Fund       12
International Value Fund        16
Description of Principal        21
  Investment Risks


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY


About Wells Fargo Funds Trust   25
The Investment Adviser          25
The Sub-Advisers and            25
  Portfolio Managers
Dormant Investment Advisory     35
  Arrangements
Dormant Multi-Manager           35
  Arrangement


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES


Pricing Fund Shares             36
How to Buy Shares               38
How to Sell Shares              40
How to Exchange Shares          43
Account Policies                45


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS


Distributions                   47
Taxes                           47
Master/Gateway/SM/ Structure    48
Financial Highlights            49
For More Information
Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Emerging Markets Focus Fund and International Equity Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
MASTER/GATEWAY STRUCTURE
The International Value Fund is a gateway fund in a Master/Gateway structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.


                                                          KEY FUND INFORMATION 3

EMERGING MARKETS FOCUS FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER
Wells Capital Management Incorporated


PORTFOLIO MANAGERS
Anthony L.T. Cragg
Alison Shimada


FUND INCEPTION:
12/31/1997
ADMINISTRATOR CLASS
Ticker: MNEFX

INVESTMENT OBJECTIVE
The Emerging Markets Focus Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o   at least 80% of the Fund's net assets in emerging market equity securities;


o up to 50% of the Fund's total assets in equity securities issued by companies in a single emerging market country; and


o in a minimum of three but no more than ten emerging market countries in Latin America, Asia, Europe, Africa and the Middle East.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of approximately 20 to 40 companies tied economically to emerging market countries. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We allocate the Fund's assets among emerging markets with stable or improving macroeconomic environments and invest in companies within those countries that we believe have high capital appreciation potential. In the macroeconomic outlook, we specifically look for improvement in gross domestic product growth, inflation, and interest rates. We combine in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. We travel to emerging market countries to gain first hand insight into the economic, political and social trends that affect investment in those countries. Security selection is based on a company's financial history, earnings growth potential, international competitiveness and quality of management. The most common valuation parameters used are price-to-earnings to earnings growth and price-to-cash-flow to cash flow growth, although there is no single valuation parameter that is universally applied across sectors and companies. The process used to sell a security or reduce its weighting in the portfolio is as important as our buy decision process. A deterioration in the macroeconomic outlook is one of the factors that may lead us to reduce country weighting. We may also choose to sell portfolio securities due to: (1) over-valuation by the market relative to our estimated fair price; (2) deterioration in industry trends (such as falling prices); or (3) decline in competitiveness. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 4 EMERGING MARKETS FOCUS FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Non-U.S. Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                   EMERGING MARKETS FOCUS FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective June 6, 2003, the Emerging Markets Focus Fund was organized as the successor fund to the Montgomery Emerging Markets Fund and the Montgomery Emerging Markets Focus Fund, with the latter being the accounting survivor.


[GRAPHIC APPEARS HERE]


                    Calendar Year Total Returns for the Administrator Class/1/
                                      as of 12/31 each year
  1998         1999         2000        2001        2002        2003        2004        2005       2006
-20.76%      122.38%       -17.23%      -3.75%      -5.28%     72.07%      12.58%      20.14%      %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                     1 YEAR       5 YEAR       LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes            %            %              %
  Returns After Taxes on          %            %              %
  Distributions/2/
  Returns After Taxes on          %            %              %
  Distributions and Sale of
  Fund Shares/2/
 MSCI EMERGING MARKETS            %            %              %
  INDEX/SM//3/
  (reflects no deduction for
   expenses or taxes)

1 Administrator Class shares incepted on December 31, 1997. Performance shown for the Administrator Class shares prior to June 9, 2003, reflects the performance of the Class R shares of the Montgomery Emerging Markets Focus Fund. Returns for the Administrator Class and the Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The MSCI (Morgan Stanley Capital International) Emerging Markets Index/SM/ is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. You cannot invest directly in an index.

 6 EMERGING MARKETS FOCUS FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
    OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
    NET ASSET VALUE AT PURCHASE)
   Redemption Fee/1/                     2.00%


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/2/                       1.10%
  Distribution (12b-1) Fees                0.00%
  Other Expenses/3/                        x.xx%
  TOTAL ANNUAL FUND                        X.XX%
  OPERATING EXPENSES
  Fee Waivers                              x.xx%
  NET EXPENSES/4/                          1.60%

1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 1.10% for the first $500 million; 1.05% for the next $500 million; 1.00% for the next $2 billion; 0.975% for the next $2 billion; and 0.95% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year        $  xxx
   3 Years       $  xxx
   5 Years       $  xxx
  10 Years       $  xxx


                                                   EMERGING MARKETS FOCUS FUND 7

INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER
New Star Institutional Managers Limited


PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Richard Lewis


FUND INCEPTION:
9/28/2001
ADMINISTRATOR CLASS
Ticker: WFIDX

INVESTMENT OBJECTIVE
The International Core Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of non-U.S. companies; and

o  up to 20% of the Fund's total assets in emerging market equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of non-U.S. companies. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We invest in equity securities of non-U.S. companies that we believe have strong growth potential and offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises (company's history of meeting earnings targets). We follow a two-phase investment process. In the first phase, we conduct bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 8 INTERNATIONAL CORE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Non-U.S. Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                       INTERNATIONAL CORE FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the International Core Fund was organized as the successor fund to the Strong Advisor International Core Fund.


[GRAPHIC APPEARS HERE]


      Calendar Year Total Returns for the
            Administrator Class/1/
             as of 12/31 each year
  2002        2003        2004       2005       2006
-15.08%      31.38%      19.38%      8.71%      %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                     1 YEAR       5 YEARS       LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes            %             %              %
  Returns After Taxes on          %             %              %
  Distributions/2/
  Returns After Taxes on          %             %              %
  Distributions and Sale of
  Fund Shares/2/
 MSCI EAFE (Reg. TM) INDEX/3/     %             %              %
  (reflects no deduction for
   expenses or taxes)

1 Administrator Class shares incepted on April 11, 2005. Performance shown for the Administrator Class shares prior to April 11, 2005, reflects the performance of the Class A shares of the Strong Advisor International Core Fund. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

 10 INTERNATIONAL CORE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
    OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
    NET ASSET VALUE AT PURCHASE)
    Redemption Fee/1/                    2.00%


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/2/                       0.95%
  Distribution (12b-1) Fees                0.00%
  Other Expenses/3/                        x.xx%
  TOTAL ANNUAL FUND                        X.XX%
  OPERATING EXPENSES
  Fee Waivers                              x.xx%
  NET EXPENSES/4/                          1.25%

1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year        $  xxx
   3 Years       $  xxx
   5 Years       $  xxx
  10 Years       $  xxx


                                                      INTERNATIONAL CORE FUND 11

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISERS
Artisan Partners Limited Partnership
LSV Asset Management
New Star Institutional Managers Limited


PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Josef Lakonishok
Richard Lewis
Puneet Mansharamani
Menno Vermeulen, CFA
Robert W. Vishny
Mark L. Yockey, CFA


FUND INCEPTION:
9/24/1997
ADMINISTRATOR CLASS
Ticker: WFIEX

INVESTMENT OBJECTIVE
The International Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of non-U.S. companies; and

o  up to 20% of the Fund's total assets in emerging market equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in the equity securities of non-U.S. companies through the use of three different styles of international equity management: an international growth style, sub-advised by Artisan Partners Limited
Partnership; and an international value style, sub-advised by LSV Asset Management; an international blend style, sub-advised by New Star Institutional Managers Limited. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


ARTISAN PARTNERS LIMITED PARTNERSHIP (ARTISAN)
Artisan invests in equity securities of non-U.S. companies by using a bottom-up investment process described below to identify investments in international growth companies, focusing on industries or themes that Artisan believes present accelerating growth prospects. Company visits are a key component of Artisan's investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme. Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that Artisan believes may lead to sustained earnings growth. Artisan pays careful attention to valuation relative to a company's market or global industry in choosing investments. Artisan generally purchases securities it believes offer the most compelling potential earnings growth relative to their valuation. Artisan may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or to take advantage of a better opportunity.


LSV ASSET MANAGEMENT (LSV)
LSV invests in equity securities of non-U.S. companies which it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors LSV considers in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. LSV believes that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. LSV uses a quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark).


 12 INTERNATIONAL EQUITY FUND

NEW STAR INSTITUTIONAL MANAGERS LIMITED (NEW STAR)
New Star invests in equity securities of non-U.S. companies with strong growth potential and that offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises (company's history of meeting earnings targets). New Star follows a two-phase investment process. In the first phase, New Star conducts bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, New Star may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Non-U.S. Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o Value Style Investment Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                    INTERNATIONAL EQUITY FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]


                    Calendar Year Total Returns for the Administrator Class/1/
                                      as of 12/31 each year
 1998        1999         2000         2001         2002        2003        2004        2005       2006
16.03%      51.50%       -12.99%      -18.16%      -23.13%     28.97%      11.06%      12.15%      %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                     1 YEAR       5 YEARS       LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes            %             %              %
  Returns After Taxes on          %             %              %
  Distributions/2/
  Returns After Taxes on          %             %              %
  Distributions and Sale of
  Fund Shares/2/
 MSCI EAFE (Reg. TM) INDEX/3/     %             %              %
  (reflects no deduction for
   expenses or taxes)

1 Administrator Class shares incepted on November 8, 1999. Performance shown for the Administrator Class shares prior to November 8, 1999, reflects the performance of the Class A shares of the Fund. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

 14 INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
    OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
    NET ASSET VALUE AT PURCHASE)
  Redemption Fee/1/                      2.00%


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/2/                       0.94%
  Distribution (12b-1) Fees                0.00%
  Other Expenses/3/                        x.xx%
  TOTAL ANNUAL FUND                        X.XX%
  OPERATING EXPENSES
  Fee Waivers                              x.xx%
  NET EXPENSES/4/                          1.25%

1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year        $  xxx
   3 Years       $  xxx
   5 Years       $  xxx
  10 Years       $  xxx


                                                    INTERNATIONAL EQUITY FUND 15

INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER
LSV Asset Management


PORTFOLIO MANAGERS
Josef Lakonishok
Puneet Mansharamani
Menno Vermeulen, CFA
Robert W. Vishny


FUND INCEPTION:
10/31/2003
ADMINISTRATOR CLASS
Ticker:WFVDX

INVESTMENT OBJECTIVE
The International Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of non-U.S. companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the International Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in the equity securities of non-U.S. companies. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark).

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 16 INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Non-U.S. Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                     INTERNATIONAL VALUE FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


[GRAPHIC APPEARS HERE]


Calendar Year Total Returns for
  the Administrator Class/1/
    as of 12/31 each year
 2004        2005       2006
25.73%      10.54%      %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                      1 YEAR        LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes              %              %
  Returns After Taxes on            %              %
  Distributions/2/
  Returns After Taxes on            %              %
  Distributions and Sale of
  Fund Shares/2/
 MSCI EAFE (Reg. TM) VALUE          %              %
  INDEX/3/
  (reflects no deduction for
   expenses or taxes)

1 Administrator Class shares incepted on April 11, 2005. Performance shown for the Administrator Class shares prior to April 11, 2005, reflects the performance of the Fund's Class A shares. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The MSCI EAFE Value Index is a subset of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Stock Index and constituents of the index include securities from Europe, Australasia (Australia and Asia), and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style. You cannot invest directly in an index.


 18 INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
    OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
    NET ASSET VALUE AT PURCHASE)
  Redemption Fee/1/                     2.00%


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/2/                       0.95%
  Distribution (12b-1) Fees                0.00%
  Other Expenses/3/                        x.xx%
  TOTAL ANNUAL FUND                        X.XX%
  OPERATING EXPENSES/4/
  Fee Waivers                              x.xx%
  NET EXPENSES/5/                          1.25%

1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 Includes net expenses allocated from the master portfolio in which the Fund invests. If the gross expense ratio of the master portfolio in which the Fund invests was allocated to the Fund, the Fund's gross expense ratio would have been ___%.
5 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                     INTERNATIONAL VALUE FUND 19

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year        $  xxx
   3 Years       $  xxx
   5 Years       $  xxx
  10 Years       $  xxx


 20 INTERNATIONAL VALUE FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.


ACTIVE TRADING RISK           Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK            When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                              Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                              Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

CURRENCY RISK                 A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

DERIVATIVES RISK              The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                              For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value, or payments, are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 21

EMERGING MARKETS RISK         Emerging markets are markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International
                              Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-
                              developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries. Emerging markets securities typically present even greater exposure to the risks described under "Non-U.S. Securities Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Their prices may be more volatile than those of other types of stocks, particularly over the short term. Growth stocks may be more expensive relative to their current earnings or assets compared to the values or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall.

ISSUER RISK                   The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

 22 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

NON-U.S. SECURITIES RISK      Non-U.S. securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S. Non-U.S. securities also include American Depository Receipts (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global Depositary Receipts
                              (GDRs). ADRs, EDRs and GDRs are depository receipts for foreign company stocks issued by a bank and held in trust at that bank, which entitle the owner to any capital gains or dividends.
                              ADRs are U.S. dollar denominated, and EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Non-U.S. securities, including ADRs, EDRs and
                              GDRs, are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Direct investment in non-U.S. securities denominated in a foreign currency involves exposure to fluctuations in foreign currency exchange rates which may reduce the value of an investment made in a security dominated in that foreign currency; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S.
                              markets.

REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

SMALL COMPANY SECURITIES      Securities of small companies tend to be more volatile and less liquid than larger company
RISK                          stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 23

VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


 24 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolio in which the International Value Fund invests.. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended September 30, 2006.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolio. Sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 25


=============================
ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Equity Fund. In this capacity, it is responsible for the day-to-day investment management of the Fund. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.

MARK L. YOCKEY, CFA           Mr. Yockey is jointly responsible for managing the International Equity Fund, which he
International Equity Fund     has managed since 2004. Mr. Yockey joined Artisan in 1995 where he is Managing
                              Director and Portfolio Manager for Artisan's diversified international growth equity portfolios. Education: B.A., Finance, Michigan State University; M.B.A., Finance, Michigan
                              State University.


 26 ORGANIZATION AND MANAGEMENT OF THE FUNDS

SUB-ADVISER'S PRIOR PERFORMANCE HISTORY
--------------------------------------------------------------------------------
ARTISAN PARTNERS LIMITED PARTNERSHIP
The performance information shown below represents a composite of the prior performance of registered mutual funds and all discretionary accounts managed by Artisan with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.


[GRAPHIC APPEARS HERE]


                                      Artisan Composite Calendar Year Returns*
1996        1997       1998        1999        2000         2001         2002         2003        2004        2005
34.70%      3.70%      32.45%      80.18%       -10.60%      -15.96%      -18.91%     29.00%      17.70%      %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %

          * The composite's year-to-date performance through September 30, 2006 was x.xx%.


ARTISAN COMPOSITE AVERAGE
ANNUAL TOTAL RETURNS
for the period ended 12/31/05      1 YEAR       5 YEARS       10 YEARS
 Artisan Composite                 %            %             %
  Performance
  (incept. 01/01/96)
 MSCI EAFE Index/1/                %            %             %
 MSCI EAFE Growth Index/2/         %            %             %

1 The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.
2    MSCI Europe, Australasia, and Far East Growth Index.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 27


=============================
LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, sub-advises the
International Equity Fund and the International Value Fund. In this capacity, it is responsible for the day-to-day investment management of the Funds. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

JOSEF LAKONISHOK              Dr. Lakonishok is jointly responsible for managing the International Equity Fund, which
International Equity Fund     he has managed since 2004, and the International Value Fund, which he has managed
International Value Fund      since 2003. Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. Education: B.A., Economics and Statistics, Tel Aviv University;
                              M.B.A., Tel Aviv University; M.S. and Ph.D., Business Administration, Cornell University.

PUNEET MANSHARAMANI           Mr. Mansharamani is jointly responsible for managing the International Equity Fund
International Equity Fund     and International Value Fund, both of which he has managed since 2006. Mr.
International Value Fund      Mansharamani has served as a Partner and Portfolio Manager of LSV since 2006 and as a Quantitative Analyst since 2000. Education: B.S., Engineering, Delhi University, Delhi
                              College of Engineering; M.S., Engineering, Case Western Reserve University, Case School
                              of Engineering.

MENNO VERMEULEN, CFA          Mr. Vermeulen is jointly responsible for managing the International Equity Fund, which
International Equity Fund     he has managed since 2004, and the International Value Fund, which he has managed
International Value Fund      since 2003. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative
                              Analyst for LSV since 1995 and as a Partner for LSV since 1998. Education: M.S.,
                              Econometrics, Erasmus University at Rotterdam.

ROBERT W. VISHNY              Dr. Vishny is jointly responsible for managing the International Equity Fund, which he
International Equity Fund     has managed since 2004, and the International Value Fund, which he has managed
International Value Fund      since 2003. Dr. Vishny has served as Partner and Portfolio Manager for LSV since its founding in 1994. Education: B.A., Economics, Mathematics, and Philosophy, University
                              of Michigan; Ph.D., Economics, Massachusetts Institute of Technology.


 28 ORGANIZATION AND MANAGEMENT OF THE FUNDS

SUB-ADVISER'S PRIOR PERFORMANCE HISTORY
--------------------------------------------------------------------------------
LSV ASSET MANAGEMENT
The performance information shown below represents a composite of the prior performance of a registered mutual fund and all discretionary accounts managed by LSV with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.


[GRAPHIC APPEARS HERE]


                          LSV Composite Calendar Year Returns*
1998        1999        2000       2001        2002        2003        2004        2005
13.67%      17.85%      0.63%       -9.28%      -1.94%     43.89%      27.68%      %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %

          * The composite's year-to-date performance through September 30, 2006 was xx.xx%.


LSV COMPOSITE AVERAGE
ANNUAL TOTAL RETURNS
for the period ended 12/31/05     1 YEAR      5 YEARS      LIFE OF ACCOUNTS
 LSV Composite Performance        %           %              %
  (incept. 12/31/97)
 MSCI EAFE Index/1/               %           %              %
 MSCI EAFE Value Index/2/         %           %              %

1 The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.
2    MSCI Europe, Australasia, and Far East Value Index.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 29

SUB-ADVISER'S PRIOR PERFORMANCE HISTORY
--------------------------------------------------------------------------------
LSV ASSET MANAGEMENT
The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by LSV with substantially similar investment objectives, policies and strategies as the International Value Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.


[GRAPHIC APPEARS HERE]


                          LSV Composite Calendar Year Returns*
1998        1999        2000       2001        2002        2003        2004        2005
13.67%      17.85%      0.63%       -9.28%      -1.94%     43.89%      27.68%      %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %

* The composite's year-to-date performance through September 30, 2006 was xx.xx%.


LSV COMPOSITE AVERAGE
ANNUAL TOTAL RETURNS
for the period ended 12/31/05     1 YEAR      5 YEARS      LIFE OF ACCOUNTS
 LSV Composite Performance        %           %              %
  (incept. 12/31/97)
 MSCI EAFE Index/1/               %           %              %
 MSCI EAFE Value Index/2/         %           %              %

1 The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.
2    MSCI Europe, Australasia, and Far East Value Index.

 30 ORGANIZATION AND MANAGEMENT OF THE FUNDS


=============================
NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a
London-based U.S.-registered investment adviser. New Star sub-advises the International Core Fund and the International
Equity Fund. In this capacity, it is responsible for the day-to-day investment management of the Funds. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.

MARK BEALE                    Mr. Beale is jointly responsible for managing the International Equity Fund, which he
International Core Fund       has managed since 2004, and the International Core Fund, which he has managed
International Equity Fund     since 2005. Mr. Beale joined New Star in 1982 and is the lead portfolio manager for
                              New Star's international equity product. Mr. Beale is a member of the Investment Policy and Currency Group, and is responsible for New Star's research and stock selection within the U.S. market. Education: B.A., Economic History, University of Sussex, England.

BRIAN COFFEY                  Mr. Coffey is jointly responsible for managing the International Core Fund and the
International Core Fund       International Equity Fund, both of which he has managed since 2006. Mr. Coffey joined
International Equity Fund     New Star in 1988. He is the lead portfolio manager for the Emerging Market portfolios.
                              He is a member of the Investment Policy Group and leads the efforts for research and stock selection in Latin America. Education: B.Sc., Financial Economics, University of
                              London.

RICHARD LEWIS                 Mr. Lewis is jointly responsible for managing the International Core Fund, which he has
International Core Fund       managed since 2005, and the International Equity Fund, which he has managed since
International Equity Fund     2004. Mr. Lewis joined New Star in 1989. Mr. Lewis is a member of the Investment Policy and Currency Group, and is responsible for New Star's European Equity group.
                              Education: B.S., Economics and Statistics, Bristol University, England.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 31

SUB-ADVISER'S PRIOR PERFORMANCE HISTORY
--------------------------------------------------------------------------------
NEW STAR INSTITUTIONAL MANAGERS LIMITED
The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the International Core Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.


[GRAPHIC APPEARS HERE]


                                    New Star Composite Calendar Year Returns*
1996       1997       1998        1999        2000         2001        2002         2003        2004        2005
4.56%      6.73%      23.05%      43.10%       -16.40%     19.73%       -10.08%     38.25%      17.68%      %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %

          * The composite's year-to-date performance through September 30, 2006 was x.xx%.


NEW STAR COMPOSITE AVERAGE
ANNUAL TOTAL RETURNS
for the period ended 12/31/05      1 YEAR       5 YEARS       10 YEARS
 New Star Composite                %            %             %
  Performance
 MSCI EAFE Index/1/                %            %             %

1 The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

 32 ORGANIZATION AND MANAGEMENT OF THE FUNDS

SUB-ADVISER'S PRIOR PERFORMANCE HISTORY
--------------------------------------------------------------------------------
NEW STAR INSTITUTIONAL MANAGERS LIMITED
The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.


[GRAPHIC APPEARS HERE]


                                    New Star Composite Calendar Year Returns*
1996       1997       1998        1999        2000         2001        2002         2003        2004        2005
4.56%      6.73%      23.05%      43.10%       -16.40%     19.73%       -10.08%     38.25%      17.68%      %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %

* The composite's year-to-date performance through September 30, 2006 was x.xx%.


NEW STAR COMPOSITE AVERAGE
ANNUAL TOTAL RETURNS
for the period ended 12/31/05      1 YEAR       5 YEARS       10 YEARS
 New Star Composite                %            %             %
  Performance
 MSCI EAFE Index/1/                %            %             %

1 The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 33


=============================
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, located at
525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Emerging Markets Focus Fund. Accordingly, Wells
Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital
Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

ANTHONY L.T. CRAGG            Mr. Cragg is jointly responsible for managing the Emerging Markets Focus Fund, which
Emerging Markets Focus Fund   he has managed since 2006. Mr. Cragg joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management, Inc. since April 1993 and developed Strong
                              Capital Management, Inc.'s international investment activities. Education: M.A., English
                              Literature, Christ Church, Oxford University.

ALISON SHIMADA                Ms. Shimada is jointly responsible for managing the Emerging Markets Focus Fund,
Emerging Markets Focus Fund   which she has managed since 2006. Ms. Shimada joined Wells Capital Management in
                              October 2003 and currently serves as a Portfolio Manager. She began her responsi-
                              bilities at Wells Capital Management as a senior analyst covering Japan and
                              Australia/New Zealand as well as the EMEA (Eastern Europe, Middle East and Africa)
                              region and was head of equity research for the developed international equity team.
                              Prior to joining Wells Capital Management, Ms. Shimada served as an investment officer of the University of California Regents-Office of the Treasurer from 1999 to
                              2003. Education: B.S., Political Economies of Industrial Societies, University of California,
                              Berkeley; M.B.A., Harvard Business School.

==============================


 34 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the International Value Fund, a gateway fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway fund, Funds Management acts as investment adviser for the Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as the gateway Fund invests substantially all of its assets in one or more master portfolios. If the Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The International Value Fund has a similar "dormant" sub-advisory arrangement with the sub-adviser that advises the master portfolio in which the gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Emerging Markets Focus Fund, International Core Fund and International Value Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 35

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


 36 PRICING FUND SHARES

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.


                                                          PRICING FUND SHARES 37

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $10 million in plan assets;

o Broker-dealer managed account or wrap programs that charge an asset-based fee;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee;

o  Internal Revenue Code Section 529 college savings plan accounts;

o Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/);

o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $1 million in a Fund;
   and

o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.


 INSTITUTIONS PURCHASING    OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
 SHARES DIRECTLY            ----------------------------------------------- ------------------------------------

---------------------------
 Through Your Investment    Contact your investment representative          Contact your investment
 Representative             ----------------------------------------------- representative
                                                                            ------------------------------------
---------------------------                                                 To buy additional shares or to buy
 By Telephone or Internet   A new account may not be opened by
--------------------------- telephone or internet unless the institution    shares in a new Fund:
                            has another Wells Fargo Advantage Fund          o Call Investor Services at 1-800-
                            account. If the institution does not currently  222-8222 or have an account, contact your investment
                            representative.                                 o Call 1-800-368-7550 for the
                            ----------------------------------------------- automated phone system or
                                                                            o visit our Web site at
                                                                            www.wellsfargo.com/
                                                                            advantagefunds
                                                                            ------------------------------------

 38 HOW TO BUY SHARES

INSTITUTIONS PURCHASING
SHARES DIRECTLY
----------------------------------------------------------------------------------------------------
                         OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------
 By Wire                                                        To buy additional shares, instruct
------------                                                    your bank or financial institution to
                o Complete and sign the Administrator Class     use the same wire instructions
                account application                             shown to the left.
                                                                --------------------------------------

                o Call Investor Services at 1-800-222-8222 for
                faxing instructions
                o Use the following wiring instructions:
                State Street Bank & Trust
                Boston, MA
                Bank Routing Number: ABA 011000028
                Wire Purchase Account: 9905-437-1
                Attention: WELLS FARGO ADVANTAGE FUNDS
                (Name of Fund, Account
                Number)
                Account Name: Provide your
                name as registered on the
                Fund account
                ----------------------------------------------- --------------------------------------
 In Person      Investors are welcome to visit the Investor     See instructions shown to the left.
                Center in person to ask questions or conduct
                any Fund transaction. The Investor Center is
                located at 100 Heritage Reserve, Menomonee
                Falls, Wisconsin 53051.

------------ ----------------------------------------------- --------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:

o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.


                                                            HOW TO BUY SHARES 39

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.


 INSTITUTIONS SELLING SHARES  TO SELL SOME OR ALL OF YOUR SHARES
 DIRECTLY                    ---------------------------------------------------------------------
-----------------------------
 Through Your Investment      Contact your investment representative
  Representative              ---------------------------------------------------------------------
-----------------------------
 By Telephone /               o To speak with an investor services representative 1-800-222-
 Electronic Funds Transfer    8222 or use the automated phone system 1-800-368-7550.
(EFT)
-----------------------------
                              o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                              market funds, and next day for all other WELLS FARGO ADVANTAGE
                              FUNDS.
                              o Transfers made to a Wells Fargo Bank Account are made
                              available sooner than transfers to an unaffiliated institution.
                              o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                              NOTE: Telephone transactions such as redemption requests
                              made over the phone generally require only one of the
                              account owners to call unless you have instructed us
                              otherwise.

 By Wire                      o To arrange for a Federal Funds wire, call 1-800-222-8222.
-----------------------------
                              o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                              o Redemption proceeds are usually wired to the financial
                              intermediary the following business day.
                              ---------------------------------------------------------------------
 By Internet                  Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------- ---------------------------------------------------------------------
 In Person                    Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                              53051.
 ----------------------------- ---------------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o REDEMPTION FEES. Your redemptions are net of any redemption fee.

   o RIGHT TO DELAY PAYMENT. We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming


 40 HOW TO SELL SHARES
     from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

   o REDEMPTION IN KIND. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

                                                           HOW TO SELL SHARES 41

REDEMPTION FEES
For each Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances.

o  shares that were purchased with reinvested distributions;

o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);

o in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code
   Section 72(m)(7));

o in connection with a non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans;

o  redemptions initiated by a Fund;

o  conversion of shares from one share class to another in the same Fund;

o  taking out a distribution or loan from a defined contribution plan;

o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;

o  due to participation in the Systematic Withdrawal Plan;

o Wells Fargo Advantage Fund of Funds transactions and transactions by Section 529 college savings plan accounts; and

o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Though these intermediaries will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose their own redemption fee that may differ from the Fund's redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.


 42 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

o Each Fund imposes a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.


                                                       HOW TO EXCHANGE SHARES 43

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


 44 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords


                                                             ACCOUNT POLICIES 45
confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.


 46 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income and any realized net capital gains annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.


TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Under recently enacted legislation, this reduced rate of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 47

MASTER/GATEWAY/SM/ STRUCTURE
--------------------------------------------------------------------------------

The International Value Fund described in this Prospectus is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIO
The following table lists the master portfolio in which the Fund invests. The Portfolio's investment objective is provided, followed by a description of the Portfolio's investment strategies.


 MASTER PORTFOLIO       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
  PORTFOLIO             PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of
                        non-U.S. companies. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                        We invest in equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. We use a quantitative investment model to make investment decisions for the Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark).

THE SUB-ADVISER FOR THE MASTER PORTFOLIO
The sub-adviser for the master portfolio is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio.


LSV is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding LSV, see "The Sub-Advisers and Portfolio Managers" sub-section.


 48 MASTER/GATEWAY/SM/ STRUCTURE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


EMERGING MARKETS FOCUS FUND
ADMINISTRATOR CLASS-COMMENCED ON DECEMBER 31, 1997
For a share outstanding throughout each period

                                 SEPT. 30,      SEPT. 30,      SEPT. 30,      JUNE 30,      JUNE 30,       JUNE 30,
FOR THE PERIOD ENDED:              2005           2004          2003/1/         2003          2002           2001
NET ASSET VALUE, BEGINNING
 OF PERIOD                          $20.55         $17.64         $15.16        $14.41        $14.00         $16.57
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)        0.22/2/        0.06/2/        0.03/2/       0.30          0.07           0.20
  Net realized and unrealized
   gain (loss) on investments         6.81           2.85           2.45          0.54          0.44          (2.73)
                                 ---------      ---------      ---------      --------      --------       --------
  Total from investment
   operations                         7.03           2.91           2.48          0.84          0.51          (2.53)
                                 ---------      ---------      ---------      --------      --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  0.00           0.00           0.00         (0.09)        (0.10)         (0.04)
  Distributions from net
   realized gain                      0.00           0.00           0.00          0.00          0.00           0.00
                                 ---------      ---------      ---------      --------      --------       --------
  Total distributions                 0.00           0.00           0.00         (0.09)        (0.10)         (0.04)
                                 ---------      ---------      ---------      --------      --------       --------
 NET ASSET VALUE, END OF
  PERIOD                            $27.58         $20.55         $17.64        $15.16        $14.41         $14.00
                                 =========      =========      =========      ========      ========       ========
 TOTAL RETURN/3/                     34.21%         16.43%         16.42%         5.79%         3.80%        (15.26)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period
   (000s)                          $73,406        $50,376        $29,273       $25,784       $22,974        $10,156
  Ratios to average net assets:/4/
  Ratio of expenses to
   average net assets                 1.60%          1.60%          1.55%         1.52%         1.59%          1.72%
  Ratio of net investment
   income (loss) to average
   net assets                         0.92%          0.30%          0.73%         2.43%         0.60%          1.68%
  Portfolio turnover rate              184%           225%            49%          210%          206%           182%
  Ratio of expenses to
   average net assets prior
   to waived fees and reimbursed
   expenses/4,5/                      1.76%          1.69%          1.70%         2.16%         4.66%          4.37%

1    The Fund changed its fiscal year end from June 30 to September 30.
2    Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4    Ratios shown for periods of less than one year are annualized.
5 During each period various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                         FINANCIAL HIGHLIGHTS 49

INTERNATIONAL CORE FUND
ADMINISTRATOR CLASS-COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period

                                        SEPT. 30,
FOR THE PERIOD ENDED:                    2005/1/
NET ASSET VALUE, BEGINNING
 OF PERIOD                                    $13.23
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                         0.08
  (loss)
  Net realized and
   unrealized gain (loss)
   on investments                               0.68
                                    ----------------
  Total from investment
   operations                                   0.76
                                    ----------------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                            0.00
  Distributions from net
   realized gain                                0.00
                                    ----------------
  Total distributions                           0.00
                                    ----------------
 NET ASSET VALUE, END OF
  PERIOD                                      $13.99
                                    ================
 TOTAL RETURN/2/                                5.74%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                      $16
  (000s)
  Ratios to average net assets:/3/
  Ratio of expenses to                          1.41%
  average net assets
  Ratio of net investment
   income (loss) to
   average net assets                           1.53%
  Portfolio turnover rate                        106%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed Expenses/3,4/                     5.60%

1 For the period from April 11, 2005 (commencement of Class) to September 30, 2005.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3    Ratios shown for periods of less than one year are annualized.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 50 FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND
ADMINISTRATOR CLASS-COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period

                                    SEPT. 30,        SEPT. 30,        SEPT. 30,         SEPT. 30,         SEPT. 30,
FOR THE PERIOD ENDED:                 2005             2004             2003              2002               2001
NET ASSET VALUE, BEGINNING
OF PERIOD                             $11.08            $9.87            $8.46            $10.47            $15.17
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.17/1/          0.07/1/          0.08/1/           0.02/1/           0.01
  (loss)
  Net realized and unrealized
   gain (loss) on investments           2.48             1.22             1.34             (2.03)            (4.40)
                                   ---------        ---------        ---------         ---------          ---------
  Total from investment
   operations                           2.65             1.29             1.42             (2.01)            (4.39)
                                   ---------        ---------        ---------         ---------          ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.04)           (0.08)           (0.01)             0.00              0.00
  Distributions from net
   realized gain                        0.00             0.00             0.00              0.00             (0.31)
                                   ---------        ---------        ---------         ---------          ---------
  Total distributions                  (0.04)           (0.08)           (0.01)             0.00             (0.31)
                                   ---------        ---------        ---------         ---------          ---------
 NET ASSET VALUE, END OF
  PERIOD                              $13.69           $11.08            $9.87             $8.46            $10.47
                                   =========        =========        =========         =========          =========
 TOTAL RETURN/2/                       23.94%           13.11%           16.83%           (19.20)%          (29.47)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $594,488         $394,649         $266,099          $372,380          $108,796
  Ratios to average net assets:/2/
  Ratio of expenses to
   average net assets                   1.25%            1.25%            1.25%             1.44%             1.50%
  Ratio of net investment
   income (loss) to average
   net assets                           1.54%            0.64%            0.76%             0.31%             0.31%
  Portfolio turnover rate                 46%             112%              73%               52%               36%
  Ratio of expenses to
   average net assets prior
   to waived fees and reimbursed
   expenses/3/                          1.41%            1.38%            1.34%             1.46%             1.53%

1    Calculated based upon average shares outstanding.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                         FINANCIAL HIGHLIGHTS 51

INTERNATIONAL VALUE FUND
ADMINISTRATOR CLASS-COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period

                                           SEPT. 30,
FOR THE PERIOD ENDED:                       2005/1/
NET ASSET VALUE, BEGINNING
 OF PERIOD                                      $13.27
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           0.18
  (loss)
  Net realized and
   unrealized gain (loss)
   on investments                                 0.70
                                      ----------------
  Total from investment
  operations                                      0.88
                                      ----------------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                              0.00
  Distributions from net
  realized gain                                   0.00
                                      ----------------
  Total distributions                             0.00
                                      ----------------
 NET ASSET VALUE, END OF
  PERIOD                                        $14.15
                                      ================
 TOTAL RETURN/2/                                  6.63%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                       $207
  (000s)
  Ratios to average net assets:/3/
  Ratio of expenses to                            1.25%/4/
  average net assets
  Ratio of net investment
   income (loss) to
   average net assets                             3.07%
  Portfolio turnover                                14%
   rate/5,6/
  Ratio of expenses to
   average net assets
   prior to waived fees and
    reimbursed expenses/3,7/                      20.19%/4/

1    For the period of April 11, 2005 (commencement of Class) to September 30,
     2005.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3    Ratios shown for periods of less than one year are annualized.
4 Includes net expenses allocated from the master portfolio(s) in which the Fund invests.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single master portfolio.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 52 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]


FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]


                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                            105FAM/P1003 (10-06)
                                                                  RT527020 10-06
                                                          ICA Reg. No. 811-09253

(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]


[GRAPHIC APPEARS HERE]


                                FEBRUARY 1, 2007


                                   Prospectus

                                 Investor Class

WELLS FARGO ADVANTAGE FUNDSSM -  INTERNATIONAL STOCK FUNDS

Asia Pacific Fund

Overseas Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information             3
Asia Pacific Fund                4
Overseas Fund                    7
Description of Principal        11
  Investment Risks


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY


About Wells Fargo Funds Trust   14
The Investment Adviser          14
The Sub-Advisers and            14
  Portfolio Managers
Dormant Multi-Manager           17
  Arrangement


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES


Pricing Fund Shares             18
How to Open an Account          19
How to Buy Shares               20
How to Sell Shares              22
How to Exchange Shares          26
Account Policies                28


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS


Distributions                   30
Taxes                           31
Financial Highlights            32
For More Information
Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.


                                                          KEY FUND INFORMATION 3

ASIA PACIFIC FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER
Wells Capital Management Incorporated


PORTFOLIO MANAGER
Anthony L.T. Cragg


FUND INCEPTION:
12/31/1993
INVESTOR CLASS
Ticker: SASPX

INVESTMENT OBJECTIVE
The Asia Pacific Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in Asia Pacific Basin equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities from companies in Asia or the Pacific Basin (excluding the U.S.). We define Asia Pacific Basin securities as securities: (1) issued by companies with their principal place of business or principal office in the Asia Pacific Basin; (2) issued by companies for which the principal securities trading market is the Asia Pacific Basin; (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in the Asia Pacific Basin or that have at least 50% of their assets in the Asia Pacific Basin; or (4) issued by Asia Pacific Basin governmental issuers. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We look for companies with the potential for above-average sales and earnings growth, overall financial strength, competitive advantages, and capable management. We may sell a holding when it no longer has these traits. Our investment strategy includes both a top-down strategy, which takes account of overall economic and market trends in each country, and a bottom-up strategy, in which we use fundamental research for security selection. In order to take advantage of the wide range of possible opportunities in a variety of markets at different stages of economic development, we construct the portfolio seeking both growth and value situations, as well as larger and smaller capitalization stocks. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Active Trading Risk
   o  Counter-Party Risk
   o  Currency Risk
   o  Derivatives Risk
   o  Emerging Markets Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Non-U.S. Securities Risk
   o  Regional Risk
   o  Regulatory Risk
   o  Small Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 4 ASIA PACIFIC FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Asia Pacific Fund was organized as the successor fund to the Strong Asia Pacific Fund.

[GRAPHIC APPEARS HERE]


Calendar Year Total Returns for the Investor Class/1/
as of 12/31 each year
1997       1998       1999       2000        2001        2002       2003       2004       2005       2006
-30.99%    8.37%      5.32%      5.03%       -0.42%      -0.13%     9.52%      4.46%      2.95%      %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/06      1 YEAR       5 YEARS       10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes
  Returns After Taxes on
  Distributions/3/
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares/3/
 MSCI AC PACIFIC INDEX/SM//4/
  (reflects no deduction for
   fees, expenses or taxes)

1 Investor Class shares incepted on December 31, 1993. Performance shown for the Investor Class shares prior to April 11, 2005, reflects the performance of the Investor Class of the Strong Asia Pacific Fund.
2 The Asia Pacific Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particulary for technology companies. You should not expect that such a favorable return can be consistently achieved.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
4 The MSCI AC (All Country) Pacific IndexSM is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the Pacific region. You cannot invest directly in an idex.

                                                             ASIA PACIFIC FUND 5

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
    OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
    NET ASSET VALUE AT PURCHASE)
  Redemption Fee/1/                      2.00%


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/2/                       1.10%
  Distribution (12b-1) Fees                0.00%
  Other Expenses/3/                        x.xx%
  TOTAL ANNUAL FUND                        X.XX%
  OPERATING EXPENSES
  Fee Waivers                              x.xx%
  NET EXPENSES/4/                          1.65%

1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 1.10% for the first $500 million; 1.05% for the next $500 million; 1.00% for the next $2 billion; 0.975% for the next $2 billion; and 0.95% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $    127
   3 Years     $    452
   5 Years     $    799
  10 Years     $  1,779

 6 ASIA PACIFIC FUND

OVERSEAS FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC


SUB-ADVISER
New Star Institutional Managers Limited


PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Richard Lewis


FUND INCEPTION:
6/30/1998
INVESTOR CLASS
Ticker: SOVRX

INVESTMENT OBJECTIVE
The Overseas Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of non-U.S. companies; and

o  up to 20% of the Fund's total assets in emerging market equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of non-U.S. companies. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We invest in companies with strong growth potential and offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We follow a two-phase investment process. In the first phase, we conduct bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                                 OVERSEAS FUND 7

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Non-U.S. Securities Risk
   o Regulatory Risk
   o Small Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 8 OVERSEAS FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Overseas Fund was organized as the successor fund to the Strong Overseas Fund.


[GRAPHIC APPEARS HERE]


                      Calendar Year Total Returns for the Investor Class/1/
                                      as of 12/31 each year
  1999              2000         2001         2002        2003        2004       2005       2006
 96.27%/2/         -33.46%      -19.15%      -19.98%     32.16%      18.29%      7.88%      %


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/06                     1 YEAR       5 YEARS       LIFE OF FUND/1/
 INVESTOR CLASS/1/
  Returns Before Taxes            %             %              %
  Returns After Taxes on          %             %              %
  Distributions/3/
  Returns After Taxes on          %             %              %
  Distributions and Sale of
  Fund Shares/3/
 MSCI EAFE (Reg. TM) INDEX/4/     %             %              %
  (reflects no deduction for
   expenses or taxes)

1 Investor Class shares incepted on June 30, 1998. Performance for the Investor Class shares prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Overseas Fund. Returns for the Classes and Index in the Life of Fund column are shown as of the Fund inception date.
2 The Overseas Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such a favorable return can be consistently achieved.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
4 The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

                                                                 OVERSEAS FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
    OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
    NET ASSET VALUE AT PURCHASE)
  Redemption Fee/1/                     2.00%


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/2/                       0.95%
  Distribution (12b-1) Fees                0.00%
  Other Expenses/3/                        x.xx%
  TOTAL ANNUAL FUND                        X.XX%
  OPERATING EXPENSES
  Fee Waivers                              x.xx%
  NET EXPENSES/4/                          1.46%

1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year        $  xxx
   3 Years       $  xxx
   5 Years       $  xxx
  10 Years       $  xxx


 10 OVERSEAS FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.


ACTIVE TRADING RISK      Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK       When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                         Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                         Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

CURRENCY RISK            A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

DERIVATIVES RISK         The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                         For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value, or payments, are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 11

EMERGING MARKETS RISK    Emerging markets are markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International
                         Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-
                         developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries. Emerging markets securities typically present even greater exposure to the risks described under "Non-U.S. Securities Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

ISSUER RISK              The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

LEVERAGE RISK            Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK           A security may not be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK          We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

MARKET RISK              The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

 12 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

NON-U.S. SECURITIES RISK Non-U.S. securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S. Non-U.S. securities also include American Depository Receipts (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global Depositary Receipts
                         (GDRs). ADRs, EDRs and GDRs are depository receipts for foreign company stocks issued by a bank and held in trust at that bank, which entitle the owner to any capital gains or dividends.
                         ADRs are U.S. dollar denominated, and EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Non-U.S. securities, including ADRs, EDRs and
                         GDRs, are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Direct investment in non-U.S. securities denominated in a foreign currency involves exposure to fluctuations in foreign currency exchange rates which may reduce the value of an investment made in a security dominated in that foreign currency; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S.
                         markets.

REGIONAL RISK            Investments that are focused in single region are likely to fluctuate in value more than those of a fund investing in a broader range of countries.

REGULATORY RISK          Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

SMALL COMPANY SECURITIES Securities of small companies tend to be more volatile and less liquid than larger company
RISK                     stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 13

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended September 30, 2006.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


 14 ORGANIZATION AND MANAGEMENT OF THE FUNDS

=============================
NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at, is a London-based U.S.-registered investment adviser.
New Star sub-advises the Overseas Fund. In this capacity, it is responsible for the day-to-day investment management of the Funds. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.

MARK BEALE                    Mr. Beale is jointly responsible for managing the Overseas Fund, which he has
Overseas Fund                 managed since 2005. Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star's international equity product. Mr. Beale is a member of the
                              Investment Policy and Currency Group, and is responsible for New Star's research and stock selection within the U.S. market. Education: B.A., Economic History, University of
                              Sussex, England.

BRIAN COFFEY                  Mr. Coffey is jointly responsible for managing the Overseas Fund, which he has
Overseas Fund                 managed since 2006. Mr. Coffey joined New Star in 1988. He is the lead portfolio manager for the Emerging Market portfolios. He is a member of the Investment Policy
                              Group and leads the efforts for research and stock selection in Latin America.
                              Education: B.Sc., Financial Economics, University of London.

RICHARD LEWIS                 Mr. Lewis is jointly responsible for managing the Overseas Fund, which he has
Overseas Fund                 managed since 2005. Mr. Lewis joined New Star in 1989. Mr. Lewis is a member of the
                              Investment Policy and Currency Group, and is responsible for New Star's European
                              Equity group. Education: B.S., Economics and Statistics, Bristol University, England.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 15

SUB-ADVISER'S PRIOR PERFORMANCE HISTORY
--------------------------------------------------------------------------------
NEW STAR INSTITUTIONAL MANAGERS LIMITED
The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the Overseas Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.


[GRAPHIC APPEARS HERE]

                                     New Star Composite Calendar Year Returns*
1996       1997       1998        1999        2000         2001         2002         2003        2004        2005
4.35%      6.51%      22.79%      42.80%       -16.58%      -19.90%      -10.27%     37.96%      17.45%      %

* The composite's year-to-date performance through September 30, 2006 was x.xx%.


         BEST AND WORST QUARTER
  Best Quarter:       Qx    xxxx      %
  Worst Quarter:      Qx    xxxx      %


NEW STAR COMPOSITE AVERAGE
ANNUAL TOTAL RETURNS
for the period ended 12/31/05      1 YEAR       5 YEARS       10 YEARS
 New Star Composite                %            %             %
  Performance
 MSCI EAFE Index/1/                %            %             %

1 MSCI Europe, Australasia, and Far East Index.

 16 ORGANIZATION AND MANAGEMENT OF THE FUNDS


=============================
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, located at
525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Asia Pacific Fund. Accordingly, Wells Capital
Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

ANTHONY L.T. CRAGG            Mr. Cragg is responsible for managing the Asia Pacific Fund, which he has managed
Asia Pacific Fund             since 1993. Mr. Cragg joined Wells Capital Management in 2005 as a portfolio manager.
                              Prior to joining Wells Capital Management, he was a portfolio manager with Strong
                              Capital Management, Inc. since April 1993 and developed Strong Capital Management,
                              Inc.'s international investment activities. Education: M.A., English Literature, Christ
                              Church, Oxford University.

==============================

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 17

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


 18 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.


                                                       HOW TO OPEN AN ACCOUNT 19

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Funds held through brokerage and other types of accounts, please consult your selling agent.


 MINIMUM INVESTMENTS           INITIAL PURCHASE                                  SUBSEQUENT PURCHASES
----------------------------- -------------------------------------------------- --------------------------------------
 Regular accounts               $2,500                                               $100
 Automatic Investment Plans        $50                                                $50
 IRAs, IRA rollovers, Roth      $1,000                                               $100
  IRAs
 UGMA/UTMA accounts             $1,000                                             $1,000
 Employer Sponsored             no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                 OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
----------------------------- -------------------------------------------------- --------------------------------------
 Through Your Investment       Contact your investment representative            Contact your investment
 Representative               -------------------------------------------------- representative

-----------------------------                                                    o Fill out the deposit slip from
 By Mail                      o Complete and sign your account                   your account statement. If you
----------------------------- application.                                       do not have a slip, include a
                                                                                 note with your name, the Fund
                              o Mail the application with your check made        name, and your account
                              payable to the Fund to Investor Services at:       number.
                                                REGULAR MAIL                     o Mail the deposit slip or note
                              -------------------------------------------------- with your check made payable
                                        WELLS FARGO ADVANTAGE FUNDS              to the Fund to the address on
                                               P.O. Box 8266                     the left.
                                           Boston, MA 02266-8266                 --------------------------------------

                                               OVERNIGHT ONLY
                              --------------------------------------------------


                                        WELLS FARGO ADVANTAGE FUNDS
                                        Attn: CCSU-Boston Financial
                                                30 Dan Road
                                           Canton, MA 02021-2809
                              -------------------------------------------------- --------------------------------------
 By Telephone                 A new account may not be opened by                 To buy additional shares or to buy
----------------------------- telephone unless you have another Wells            shares of a new Fund call:
                              Fargo Advantage Fund account with your             o Investor Services at
                              bank information on file. If you do not            1-800-222-8222 or
                              currently have an account, refer to the section    o 1-800-368-7550 for the
                              on buying shares by mail or wire.                  automated phone system
                              -------------------------------------------------- --------------------------------------
                              Investors are welcome to visit the Investor        See instructions shown to the left.
 In Person                    Center in person to ask questions or conduct       --------------------------------------
----------------------------- any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee
                              Falls, Wisconsin 53051.
                              --------------------------------------------------

 20 HOW TO BUY SHARES

 BUYING SHARES
----------------------------------------------------------------------------------------------------
                OPENING AN ACCOUNT                           ADDING TO AN ACCOUNT
               --------------------------------------------- ---------------------------------------
 By Wire                                                     To buy additional shares, instruct
--------------                                               your bank or financial institution to
                                                             use the same wire instructions
               o Complete, sign and mail your account        shown to the left.
               application (refer to the section on buying   --------------------------------------
               shares by mail)



               o Provide the following instructions to your
               financial institution:
               State Street Bank & Trust
               Boston, MA
               Bank Routing Number: ABA 011000028
               Wire Purchase Account: 9905-437-1
               Attention: WELLS FARGO ADVANTAGE FUNDS
               (Name of Fund, Account
               Number and any applicable
               share class)
               Account Name: Provide your
               name as registered on the
               Fund account
               --------------------------------------------- --------------------------------------
 By Internet
-------------- You may open an account on-line and fund      o To buy additional shares or buy
               your account with an Electronic Funds         shares of a new Fund, visit our
               Transfer from your bank account, by Federal   Web site at
               Wire, or by sending us a check. Visit         www.wellsfargo.com/
               www.wellsfargo.com/advantagefunds.            advantagefunds.
               ---------------------------------------------
                                                             o Subsequent online purchases
                                                             have a minimum of $100 and a
                                                             maximum of $100,000.
                                                             --------------------------------------

GENERAL NOTES FOR BUYING SHARES

   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We may waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.


                                                            HOW TO BUY SHARES 21

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.



 SELLING SHARES           TO SELL SOME OR ALL OF YOUR SHARES
------------------------- ----------------------------------------------------------------------
 Minimum Redemption       $100 (or remainder of account balance)
 Through Your Investment  ---------------------------------------------------------------------
 Representative           Contact your investment representative
                          ----------------------------------------------------------------------

-------------------------
 By Mail                  o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                          dollar amount you wish to receive (or write "Full Redemption"
                          to redeem your remaining account balance) to the address
                          below.
                          o Make sure all account owners sign the request exactly as their names appear on the account application.
                          o  A medallion guarantee may be required under certain
                          circumstances (see "General Notes for Selling Shares").

                                                      REGULAR MAIL
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                               Attn: CCSU-Boston Financial
                                                       30 Dan Road
                                                  Canton, MA 02021-2809
                          ----------------------------------------------------------------------
 By Wire                  o To arrange for a Federal Funds wire, call 1-800-222-8222.
-------------------------
                          o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                          o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                          o There is a $10 fee for each request.
                          ----------------------------------------------------------------------
 By Internet              Visit our Web site at www.wellsfargo.com/advantagefunds.
-------------------------
                          Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000.
                          ----------------------------------------------------------------------
 In Person                Investors are welcome to visit the Investor Center in person to ask
-------------------------
                          questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                          53051.

 22 HOW TO SELL SHARES

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
By Telephone /              o Call an Investor Services representative at 1-800-222-8222 or
Electronic Funds Transfer   use the automated phone system 1-800-368-7550.
(EFT)
                            o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                            application or subsequently in writing.
                            o Redemption requests may not be made by phone if the
                            address on your account was changed in the last 30 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                            o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 30 days)
                            or transferred to a linked bank account.
                            o Transfers made to a Wells Fargo Bank account are made
                            available sooner than transfers to an unaffiliated institution.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                            market funds, and next day for all other WELLS FARGO ADVANTAGE
                            FUNDS.
                            o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.

--------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o REDEMPTION FEES.Your redemption proceeds are net of any applicable redemption fees.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will


                                                           HOW TO SELL SHARES 23
     not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 30 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

REDEMPTION FEES
For each Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances.

o  shares that were purchased with reinvested distributions;

o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);

o in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code
   Section 72(m)(7));

o in connection with a non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans;

o  redemptions initiated by a Fund;

o  conversion of shares from one share class to another in the same Fund;

o  taking out a distribution or loan from a defined contribution plan;

o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;

o  due to participation in the Systematic Withdrawal Plan;

o Wells Fargo Advantage Fund of Funds transactions and transactions by Section 529 college savings plan accounts; and


 24 HOW TO SELL SHARES

o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Though these intermediaries will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose their own redemption fee that may differ from the Fund's redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.


                                                           HOW TO SELL SHARES 25

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

o Each Fund imposes a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.


 26 HOW TO EXCHANGE SHARES

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


                                                       HOW TO EXCHANGE SHARES 27

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.


 28 ACCOUNT POLICIES

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.


                                                             ACCOUNT POLICIES 29

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income and any realized net capital gains annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.


 30 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Under recently enacted legislation, this reduced rate of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 31

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


 32 FINANCIAL HIGHLIGHTS

ASIA PACIFIC FUND
INVESTOR CLASS-COMMENCED DECEMBER 31, 1993
For a share outstanding throughout each period

                              SEPT 30,      DEC. 31,      DEC. 31,      DEC. 31,        DEC. 31,       DEC. 31,        OCT. 31,
 FOR THE PERIOD ENDED:        2005/1/         2004         2003           2002           2001          2000/2/          2000
NET ASSET VALUE,
BEGINNING OF PERIOD             $10.22         $8.98        $5.66         $6.18           $7.13          $7.79           $9.62
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                         0.07          0.05         0.03          0.00           (0.06)          0.00           (0.19)
  Net realized and
   unrealized gain (loss)
   on investments                 1.47       1.75/3/      3.38/4/         (0.48)          (0.83)         (0.30)          (1.24)
                               -------      --------     --------        ------          ------         ------          ------
  Total from investment
   operations                     1.54          1.80         3.41         (0.48)          (0.89)         (0.30)          (1.43)
                               -------      --------     --------        ------          ------         ------          ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income             (0.05)        (0.03)       (0.09)        (0.04)          (0.06)         (0.36)          (0.40)
  Distributions from net
   realized gain                 (0.18)        (0.53)        0.00          0.00            0.00           0.00            0.00
                               -------      --------     --------        ------          ------         ------          ------
  Total distributions            (0.23)        (0.56)       (0.09)        (0.04)          (0.06)         (0.36)          (0.40)
                               -------      --------     --------        ------          ------         ------          ------
 NET ASSET VALUE, END OF
 PERIOD                         $11.53        $10.22        $8.98         $5.66           $6.18          $7.13           $7.79
                               =======      ========     ========        ======          ======         ======          ======
 TOTAL RETURN/5/                 15.38%        20.45%       60.25%        (7.78)%        (12.50)%        (3.84)%        (16.22)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)              $186,088      $126,395      $93,041       $57,458         $38,146        $56,479         $57,255
  Ratios to average net assets:/6/
  Ratio of expenses to
   average net assets             1.69%         1.74%        1.69%         1.97%           2.02%          2.00%           1.68%
  Ratio of net investment
   income (loss) to
   average net assets             1.08%         0.57%        0.53%        (0.43)%         (0.18)%        (0.29)%         (0.30)%
  Portfolio turnover rate          117%          153%         286%          159%            166%            23%            182%
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/6,7/                  1.92%         1.80%        1.97%         2.30%           2.35%          2.00%           1.68%

1    In 2005, the Fund changed its fiscal year-end from December 31 to September
     30.
2    In 2000, the Fund changed its fiscal year-end from October 31 to December
     31.
3    Includes $0.01 in redemption fees.
4    Includes $0.03 in redemption fees.
5 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
6    Ratios shown for periods of less than one year are annualized.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 33

OVERSEAS FUND
INVESTOR CLASS-COMMENCED JUNE 30, 1998
For a share outstanding throughout each period

                                 SEPT. 30,     DEC. 31,      DEC. 31,
 FOR THE PERIOD ENDED:           2005/1/         2004          2003
NET ASSET VALUE,
BEGINNING OF PERIOD                $13.35        $11.41         $8.69
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                            0.29          0.14       0.07/3/
  Net realized and
   unrealized gain (loss)
   on investments                    0.50          1.95       2.72/4/
                                 --------       -------      --------
  Total from investment
   operations                        0.79          2.09          2.79
                                 --------       -------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.00)        (0.15)        (0.07)
  Distributions from net
   realized gain                     0.00          0.00          0.00
                                 --------       -------      --------
  Total distributions                0.00         (0.15)        (0.07)
                                 --------       -------      --------
 NET ASSET VALUE, END OF
 PERIOD                            $14.14        $13.35        $11.41
                                 ========       =======      ========
 TOTAL RETURN/5/                     5.93%        18.29%        32.16%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                  $63,792      $119,585      $155,972
  Ratios to average net assets:/6/
  Ratio of expenses to
   average net assets                1.46%         1.44%         1.47%
  Ratio of net investment
   income (loss) to
   average net assets                1.56%         1.03%         0.77%
  Portfolio turnover rate/7/          111%           22%           41%
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/6,8/                     1.89%         1.88%         1.94%



                                  DEC. 31,       DEC. 31,       DEC. 31,       OCT. 31,
 FOR THE PERIOD ENDED:             2002           2001          2000/2/         2000
 NET ASSET VALUE,
 BEGINNING OF PERIOD                $10.86         $13.66        $15.17         $14.37
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                            (0.01)          0.01         (0.03)         (0.04)
  Net realized and
   unrealized gain (loss)
   on investments                    (2.16)         (2.63)        (1.48)          0.84
                                   -------        -------       -------        -------
  Total from investment
   operations                        (2.17)         (2.62)        (1.51)          0.80
                                   -------        -------       -------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  0.00          (0.18)         0.00           0.00
  Distributions from net
   realized gain                      0.00           0.00          0.00           0.00
                                   -------        -------       -------        -------
  Total distributions                 0.00          (0.18)         0.00           0.00
                                   -------        -------       -------        -------
 NET ASSET VALUE, END OF
 PERIOD                              $8.69         $10.86        $13.66         $15.17
                                   =======        =======       =======        =======
 TOTAL RETURN/5/                    (19.98)%       (19.15)%       (9.95)%         5.57%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                   $84,251        $25,254       $40,773        $44,720
  Ratios to average net assets:/6/
  Ratio of expenses to
   average net assets                 1.79%          1.91%         1.92%          1.72%
  Ratio of net investment
   income (loss) to
   average net assets                (0.12)%         0.13%        (1.28)%        (0.30)%
  Portfolio turnover rate/7/            46%           169%           13%           117%
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/6,8/                      2.12%          2.47%         1.92%          1.76%

1    In 2005, the Fund changed its fiscal year-end from December 31 to September
     30.
2    In 2000, the Fund changed its fiscal year-end from October 31 to December
     31.
3    Calculated based upon average shares outstanding.
4    Includes $0.01 in redemption fees.
5 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
6    Ratios shown for periods of less than one year are annualized.

 34 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]


FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]


                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                            105FAM/P1003 (10-06)
                                                                  RT527020 10-06
                                                          ICA Reg. No. 811-09253
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

                      STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2007

                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

                WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND
                  WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND
                      WELLS FARGO ADVANTAGE BALANCED FUND
               WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND
                   WELLS FARGO ADVANTAGE GROWTH BALANCED FUND
                  WELLS FARGO ADVANTAGE MODERATE BALANCED FUND

       CLASS A, CLASS B, CLASS C, ADMINISTRATOR CLASS AND INVESTOR CLASS

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about six series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares.Prior to April 11, 2005, the Administrator Class was named the Institutional Class.

FUND                             CLASSES A, B, C        ADMINISTRATOR CLASS        INVESTOR CLASS
 Aggressive Allocation                                           o
 Asset Allocation                       o                        o
 Balanced                                                                                o
 Conservative Allocation                                         o
 Growth Balanced                        o                        o
 Moderate Balanced                      o                        o

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated February 1, 2007. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the year ended September 30, 2006, are hereby incorporated by reference to the Funds' Annual Reports. The Prospectuses and Annual Reports may be obtained free of charge by visiting our website at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS, P.O. Box 8266, Boston, MA 02266-8266.

                              TABLE OF CONTENTS

                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
 Fundamental Investment Policies                                         1
 Non-Fundamental Investment Policies                                     2
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     3
MANAGEMENT                                                              19
 Trustees and Officers                                                  19
 Investment Adviser                                                     22
 Investment Sub-Adviser                                                 24
 Investment Sub-Advisers - Master Portfolios                            24
 Portfolio Managers                                                     26
 Administrator                                                          30
 Distributor                                                            31
DISTRIBUTION FEES                                                       32
 Shareholder Servicing Agent                                            33
 Custodian                                                              33
 Fund Accountant                                                        33
 Transfer and Distribution Disbursing Agent                             33
 Underwriting Commissions                                               34
 Code of Ethics                                                         34
DETERMINATION OF NET ASSET VALUE                                        34
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          35
PORTFOLIO TRANSACTIONS                                                  37
FUND EXPENSES                                                           40
FEDERAL INCOME TAXES                                                    40
PROXY VOTING POLICIES AND PROCEDURES                                    46
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       47
CAPITAL STOCK                                                           49
OTHER INFORMATION                                                       52
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           52
FINANCIAL INFORMATION                                                   52
APPENDIX                                                              0-53

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

     Except for the Balanced Fund, the Funds described in this SAI were created as part of the Reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian"), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Reorganization followed the merger of the advisers' parent companies. The Balanced Fund described in this SAI was created as part of the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the Wells Fargo Advantage FundsSM, advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser") into a single mutual fund complex. The reorganization between Strong and the Wells Fargo Advantage Funds followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company. The chart below indicates the predecessor Stagecoach, Norwest and Strong Funds that are the accounting survivors of the Wells Fargo Advantage Funds.

WELLS FARGO ADVANTAGE FUND                           PREDECESSOR FUND
---------------------------------------------------- -----------------------------------------------------------
Wells Fargo Advantage Aggressive Allocation Fund     Norwest Aggressive Balanced-Equity Fund
Wells Fargo Advantage Asset Allocation Fund          Stagecoach Asset Allocation Fund, Stagecoach Balanced Fund
Wells Fargo Advantage Balanced Fund                  Strong Balanced Fund
Wells Fargo Advantage Conservative Allocation Fund   Norwest Strategic Income Fund
Wells Fargo Advantage Growth Balanced Fund           Norwest Growth Balanced Fund
Wells Fargo Advantage Moderate Balanced Fund         Norwest Moderate Balanced Fund

     The AGGRESSIVE ALLOCATION FUND (formerly named the Strategic Growth Allocation Fund) commenced operations on November 8, 1999, as successor to the Norwest Aggressive Balanced-Equity Fund. The Norwest Aggressive Balanced-Equity Fund commenced operations on December 2, 1997. The Fund changed its name from Aggressive Balanced-Equity Fund to Strategic Growth Allocation Fund effective February 1, 2002. The Fund changed its name from the Strategic Growth Allocation Fund to the Aggressive Allocation Fund effective April 11, 2005.

     The ASSET ALLOCATION FUND commenced operations on November 8, 1999, as successor to the Asset Allocation and Balanced Funds of Stagecoach. The predecessor Stagecoach Asset Allocation Fund, which is considered to be the surviving entity for accounting purposes, commenced operations on January 2, 1992, as successor to the Asset Allocation Fund of the Wells Fargo Investment Trust for Retirement Programs, which commenced operations on November 13, 1986.

     The BALANCED FUND commenced operations on April 11, 2005, as successor to the Strong Balanced Fund. The predecessor Strong Balanced Fund commenced operations on December 30, 1981. The predecessor Fund changed its name from the Strong Asset Allocation Fund to the Strong Balanced Fund effective June 23, 2000.

     The CONSERVATIVE ALLOCATION FUND (formerly named the Strategic Income
Fund) commenced operations on November 8, 1999, as successor to the Norwest Strategic Income Fund. The predecessor Norwest Strategic Income Fund commenced operations on April 30, 1989. The Fund changed its name from the Strategic Income Fund to the Conservative Allocation Fund effective April 11, 2005.

     The GROWTH BALANCED FUND commenced operations on November 8, 1999, as successor to the Norwest Growth Balanced Fund. The predecessor Norwest Growth Balanced Fund commenced operations on April 30, 1989.

     The MODERATE BALANCED FUND commenced operations on November 8, 1999, as successor to the Norwest Moderate Balanced Fund. The predecessor Norwest Moderate Balanced Fund commenced operations on April 30, 1989.

Fundamental Investment Policies
--------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements, and provided further that (iv) the Asset Allocation Fund reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and (v) the Asset Allocation Fund reserves the right to concentrate in obligations of domestic banks (to the extent permitted by the U.S. Securities and Exchange Commission (the "SEC") or its staff and as such term is interpreted by the SEC or its staff);

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptions thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptions thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
------------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC, and (ii) other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amount "in-the-money") required to establish the contracts.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in boldface type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Funds and their associated risks. Some of the Funds described in this SAI are gateway blended Funds that invest in two or more master portfolios of Wells Fargo Master Trust ("Master Trust"). References to the activities of a gateway blended Fund are understood to refer to the investments of the master portfolios in which the gateway blended Fund invests. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the accompanying prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

DEBT SECURITIES
---------------

Asset-Backed Securities
-----------------------

     Asset-backed securities may be secured by consumer loans or receivables, home equity loans, automobile loans or leases, or other types of receivables or assets. Payments of principal and interest on some asset-backed securities may be "passed through" on a monthly or other periodic basis to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the assets held by the issuer, and a Fund should expect no recourse from the entity that sold the assets to the issuer. The actual maturity and realized yield may vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment.

     Asset-backed securities in which a Fund may invest may be commercial paper backed by the loans or accounts receivable of an entity, such as a bank or credit card company. The issuer intends to repay using the assets backing the securities (once collected). Therefore, repayment depends largely on the cash-flows generated by the assets backing the securities. Sometimes the credit support for these securities is limited to the underlying assets. In other cases, it may be provided by a third party through a letter of credit, an agreement to repurchase assets, or an insurance guarantee.

     Repayment of these securities is intended to be obtained from an identified pool of diversified assets, typically receivables related to a particular industry, such as asset-backed securities related to credit card receivables, automobile receivables, trade receivables or diversified financial assets. The credit quality of most asset-backed commercial paper depends primarily on the credit quality for the assets underlying the securities, how well the entity issuing the securities is insulated from the credit risk of the originator (or any other affiliated entities) and the amount and quality of any credit support provided to the securities.

     Asset-backed commercial paper is often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payment, the securities may contain elements of credit support. The credit support falls into two categories: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the return on an investment in an asset-backed security.

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds
-----

     A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies
-------------------------------

     A Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. A Fund will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Commercial Paper
----------------

     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations,"), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

Convertible Securities
-----------------------

     A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

     While the Funds use the same criteria to rate a convertible debt security that they would use to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund's financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the value of the other securities in a Fund's portfolio, although the Fund may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the Fund to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Emerging Market Securities
--------------------------

     The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.

A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

Fixed-Income Securities
-----------------------

     Interest-bearing securities are investments which promise a stable stream of income; however, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") and Fitch Investors Service, Inc. ("Fitch") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated "BBB" by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of Fitch, Moody's and S&P are more fully described in the Appendix.

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Obligations and Securities
----------------------------------

     Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.

     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Investments in currency forward contracts ("forward contracts") may be made to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     Investment in foreign securities may also be made through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
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     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Futures and Options Contracts
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     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the relevant Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of options in which a Fund may invest.

     STOCK INDEX OPTIONS. A Fund may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     FOREIGN CURRENCY FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS. A Fund may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, foreign currency futures contracts and foreign currency transactions (together, "Currency Futures") entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     INTEREST RATE AND INDEX SWAPS AND SWAP OPTIONS ("SWAPTIONS"). A Fund may enter into interest rate and index swaps and swaptions in pursuit of its investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In a swaption, which is an option to enter into an interest rate swap, in exchange for an option premium, the Fund gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps and swaptions on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap or swaption, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest rate and index swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions or swaptions that may be entered into by the Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap or swaption, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

High Yield Securities
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     High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Fund's ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and
(b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Although the general market for high yield debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Illiquid Securities
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     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Initial Public Offerings
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     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Interest Rate Protection Transactions
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     To manage its exposure to different types of investments, each Fund may enter into interest-rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest-rate "caps," "floors" and "collars." In a typical interest-rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specific amount in return for payments equal to a fixed interest rate on the same amount for a specified period. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

     Each Fund expects to enter into interest-rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as a speculative investment.

Loans of Portfolio Securities
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     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Money Market Instruments
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     Investments in the following types of high-quality money market instruments that have remaining maturities not exceeding one year are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Mortgage-Related Securities
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     Mortgage-related securities (also known as mortgage pass-through securities), represent interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Portfolio. Rates of repayment of principal on mortgage pass-through securities that are higher or lower than expected may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage-related securities issued by a government agency (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Funds.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBSS"). CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for CMBSs developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in CMBSs reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     ADJUSTABLE RATE MORTGAGES ("ARMS"). ARMs may be issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     ARMs are also offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

     MORTGAGE PARTICIPATION CERTIFICATES. Mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"), are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

     OTHER MORTGAGE-RELATED SECURITIES. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with each Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     PREPAYMENT AND EXTENSION RISK. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the Funds' yields. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose the Funds to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     INTEREST RATE RISK. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of each Fund's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Funds or if the Funds sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Other Investment Companies
--------------------------

     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Fund's non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company; (ii) 5% of such Fund's total assets with respect to any one investment company; and (iii) 10% of such Fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     ISHARES. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Loan Participations
-------------------

     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Privately Issued Securities
---------------------------

     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------

     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.

     The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

Small Company Securities
------------------------

     Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Stripped Securities
--------------------

     Stripped securities include Treasury receipts, securities of government-sponsored enterprises ("GSEs"), stripped mortgage-backed securities ("SMBS"), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities purchased are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.

     Stripped securities may also include participations in trusts that hold U.S. Treasury securities such as TIGRs and CATS or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Synthetic Convertible Securities
--------------------------------

     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund's to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments
-------------------

     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's, Fitch, and S&P are more fully described in the Appendix to this SAI.

U.S. Government Obligations
---------------------------

     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities
----------------------------------------------------

     These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then, after the initial period, pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. Because these securities do not pay current cash income, the market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

Nationally Recognized Statistical Ratings Organizations
--------------------------------------------------------

     The ratings of Moody's, S&P, Fitch, A.M. Best Company ("Best"), and Dominion Bond Ratings Service, Ltd. ("DBRS") represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation. The ratings of Moody's and S&P are more fully described in this Appendix.

License Information about the S&P 500 Index
-------------------------------------------

     The Trust (the "Licensee") has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the "Products").

     The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 142 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

                             POSITION HELD                                                                       OTHER PUBLIC
                                 WITH                                                                             COMPANY OR
                              REGISTRANT/                                                                         INVESTMENT
NAME, AGE AND                  LENGTH OF                          PRINCIPAL OCCUPATION(S)                           COMPANY
ADDRESS                        SERVICE1                             DURING PAST 5 YEARS                          DIRECTORSHIPS
-----------------------    ----------------    -------------------------------------------------------------    --------------
                                                        INDEPENDENT TRUSTEES
Thomas S. Goho, 64         Trustee,            Chair of Finance, Wake Forest University, since 2006. Wake             N/A
                           since 1987          Forest University, Calloway School of Business and
                                               Accountancy, Benson-Pruitt Professorship since 1999.
                                               Associate Professor of Finance 1994-1999.
Peter G. Gordon, 64        Trustee,            Chairman, CEO and Co-Founder of Crystal Geyser Water                   N/A
                           since 1998;         Company and President of Crystal Geyser Roxane Water
                           (Chairman,          Company.
                           since 2001).
Richard M. Leach, 73       Trustee, since      Retired. President of Richard M. Leach Associates (a                   N/A
                           1987                financial consulting firm).
Olivia Mitchell, 53        Trustee, since      Professor of Insurance and Risk Management, Wharton                    N/A
                           2006                School, University of Pennsylvania. Director of the Boettner
                                               Center on Pensions and Retirement Research. Research
                                               Associate and Board member, Penn Aging Research Center.
                                               Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 54       Trustee, since      Senior Counselor to the public relations firm of                       N/A
                           1996                Himle-Horner and Senior Fellow at the Humphrey Institute,
                                               Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 66      Trustee, since      Principal of the law firm of Willeke & Daniels.                        N/A
                           1996

                             POSITION HELD                                                                       OTHER PUBLIC
                                 WITH                                                                             COMPANY OR
                              REGISTRANT/                                                                         INVESTMENT
NAME, AGE AND                  LENGTH OF                           PRINCIPAL OCCUPATION(S)                          COMPANY
ADDRESS                        SERVICE1                              DURING PAST 5 YEARS                         DIRECTORSHIPS
----------------------    ------------------    ------------------------------------------------------------    --------------
                                                        INTERESTED2 TRUSTEE
J. Tucker Morse, 62       Trustee, since        Private Investor/Real Estate Developer.                               N/A
                          1987
                                                              OFFICERS
Karla M. Rabusch, 47      President, since      Executive Vice President of Wells Fargo Bank, N.A.                    N/A
                          2003                  President of Wells Fargo Funds Management, LLC. Senior
                                                Vice President and Chief Administrative Officer of Wells
                                                Fargo Funds Management, LLC from March 2001 to March
                                                2003. Vice President of Wells Fargo Bank, N.A. from
                                                December 1997 to May 2000.
A. Erdem Cimen, 33        Treasurer, since      Vice President of Wells Fargo Bank, N.A. and Vice                     N/A
                          2006                  President of Financial Operations for Wells Fargo Funds
                                                Management, LLC. Vice President and Group Finance
                                                Officer of Wells Fargo Bank, N.A. Auto Finance Group from
                                                2004 to 2006. Vice President of Portfolio Risk Management
                                                for Wells Fargo Bank, N.A. Auto Finance Group in 2004.
                                                Director of Small Business Services Risk Management for
                                                American Express Travel Related Services from 2000 to
                                                2001.
C. David Messman, 46      Secretary, since      Vice President and Managing Senior Counsel of Wells Fargo             N/A
                          2000                  Bank, N.A. and Senior Vice President and Secretary of Wells
                                                Fargo Funds Management, LLC. Vice President and Senior
                                                Counsel of Wells Fargo Bank, N.A. from 1996 to 2003.
Dorothy Peters, 44        Chief                 Chief Compliance Officer of Wells Fargo Funds                         N/A
                          Compliance            Management, LLC since 2004 and Compliance Officer of
                          Officer, since        Wells Fargo Funds Management, LLC from 1999 to 2002.
                          2004                  Compliance Manager of Wells Fargo Investments from 1997
                                                to 1999. In 2002, Ms. Peters left Wells Fargo Funds
                                                Management, LLC to pursue personal goals.

------
1 Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
2 BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.

     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met twice during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2006, each Trustee received an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also received a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman (formerly referred to as the Lead Trustee) of the Fund Complex received an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

     Effective January 1, 2006, each Trustee receives an annual retainer (payable quarterly) of $102,000 from the Fund Complex. Each Trustee also receives a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex receives an additional $34,000 annual retainer and the Chairperson of the Audit Committee receives an additional $12,000 annual retainer, for the additional work and time devoted by the Chairperson.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. For the fiscal year ended September 30, 2006, the Trustees received the following compensation:

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED SEPTEMBER 30, 2006

                          INTERESTED
                          TRUSTEE                              INDEPENDENT TRUSTEES
                          J. TUCKER   THOMAS S.   PETER G.   RICHARD M.   OLIVIA      TIMOTHY J.   DONALD C.
FUND                      MORSE       GOHO        GORDON     LEACH        MITCHELL1   PENNY        WILLEKE
Aggressive Allocation          $           $           $           $           $            $           $
Asset Allocation               $           $           $           $           $            $           $
Balanced                       $           $           $           $           $            $           $
Conservative Allocation        $           $           $           $           $            $           $
Growth Balanced                $           $           $           $           $            $           $
Moderate Balanced              $           $           $           $           $            $           $
TOTAL COMPENSATION FROM
THE FUND COMPLEX2              $           $           $           $           $            $           $

------
1 Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.
2 Includes Trustee compensation received by other funds within the entire Fund Complex (consisting of 142 funds).

     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2006, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2006

                           INTERESTED                                    INDEPENDENT TRUSTEES
                           TRUSTEE        THOMAS S.      PETER G.       RICHARD M.     OLIVIA         TIMOTHY J.     DONALD C.
FUND                       J. TUCKER      GOHO           GORDON         LEACH          MITCHELL       PENNY          WILLEKE
                           MORSE
Aggressive Allocation                     $              $              $              $              $              $
Asset Allocation           $              $              $              $              $              $              $
Balanced                   $              $              $              $              $              $              $
Conservative Allocation    $              $              $              $              $              $              $
Growth Balanced            $              $              $              $              $              $              $
Moderate Balanced          $              $              $              $              $              $              $
                           $              $              $              $              $              $              $
                           $              $              $              $              $              $              $
                           $              $              $              $              $              $              $
                           $              $              $              $              $              $              $
                           $              $              $              $              $              $              $
                           $
Aggregate Dollar Range of
Equity Securities Of Fund
Complex1                   over $100,000  over $100,000  over $100,000  over $100,000  over $100,000  over $100,000  over $100,000

------
1 Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 142 funds).

     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2006, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------

     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     The Funds operate under two types of advisory arrangements: (i) stand-alone Funds with an investment adviser and sub-advisor; and (ii) gateway blended Funds that invest in two or more master portfolios and have both active and dormant advisory arrangements at the gateway level.

     As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund's average daily net assets:

                                                 FEE
FUND                      PRIOR TO 8/1/04             EFFECTIVE 8/1/04
 Asset Allocation        0.75%                  First $500M            0.65%
                                                 Next $500M            0.60%
                                                  Next $2B             0.55%
                                                  Next $2B            0.525%
                                                  Over $5B             0.50%
 Balanced                N/A                    First $500M            0.65%
                                                 Next $500M            0.60%
                                                  Next $2B             0.55%
                                                  Next $2B            0.525%
                                                  Over$5B              0.50%


     As described in the second category above, the following gateway blended Funds invest their respective assets in two or more master portfolios of Master Trust. For each of these Funds, Funds Management determines the master portfolios of Master Trust in which the gateway blended Fund invests and the percentage allocation that such Fund would make to each master portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets as indicated in the chart below. In order to preserve flexibility to convert to stand-alone funds with a direct advisory relationship, the gateway blended Funds have entered into a "dormant" advisory arrangement with Funds Management. If a gateway blended Fund redeems assets from a master portfolio and invests these assets directly in a portfolio of securities, Funds Management will be entitled to receive a fee for the management of those assets that mirrors the master level dormant advisory fee indicated below.

                                  ADVISORY FEES          MASTER LEVEL
GATEWAY                          (MAXIMUM ASSET            DORMANT
BLENDED FUNDS                   ALLOCATION FEES)        ADVISORY FEES*
Aggressive Allocation                  0.25%                 0.72%
Conservative Allocation                0.25%                 0.52%
Growth Balanced                        0.25%                 0.65%
Moderate Balanced                      0.25%                 0.60%

* Because the gateway blended Funds invest in two or more Master Trust portfolios with varying advisory fees, the dormant advisory fees are based on a formula that reflects a blended fee rate.

     Advisory Fees Paid. For the fiscal year ends shown in the table below, the
     ------------------
Funds listed below paid the following advisory fees, and the investment adviser waived the indicated fees:

                               YEAR ENDED              YEAR ENDED                  YEAR ENDED
                                9/30/06                  9/30/05                     9/30/04
                                        FEES                      FEES                        FEES
FUND                       FEES PAID   WAIVED    FEES PAID       WAIVED      FEES PAID       WAIVED
Aggressive Allocation                           $  470,986    $  224,624    $  368,424    $   29,219
Asset Allocation                                $7,216,407    $  930,240    $6,346,299    $2,210,868
Conservative Allocation                         $5,005,483    $2,400,853    $4,307,414    $  234,151
Growth Balanced                                 $1,410,106    $  783,199    $1,263,813    $  100,648
Moderate Balanced                               $1,108,103    $  690,278    $  793,957    $  191,553

     Former Strong Fund. As discussed in the "Historical Fund Information"
     ------------------
section, the Balanced Fund was created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolio of the Balanced Fund. For the period between January 1, 2005 and April 8, 2005 (the "Interim Period"), Funds Management served as the investment adviser to the predecessor portfolio of the Fund pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolio of the Fund. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows: a monthly fee at an annual rate of 0.60% on the first $35 million of assets and 0.55% on all assets thereafter of the predecessor portfolio's average daily net assets. The table below shows the advisory fees paid by either the Fund or its predecessor portfolio. For the fiscal periods indicated below, the Fund or its predecessor portfolio paid the following advisory fees to the investment adviser listed below and the respective investment adviser waived the indicated amounts.

                    YEAR ENDED                  PERIOD ENDED
                      9/30/06                     9/30/05*                   PERIOD ENDED                 PERIOD ENDED
                 FUNDS MANAGEMENT             FUNDS MANAGEMENT                 12/31/04                     12/31/03
                               FEES                         FEES                         FEES                          FEES
FUND           FEES PAID      WAIVED      FEES PAID        WAIVED       FEES PAID       WAIVED        FEES PAID       WAIVED
Balanced           $             $        $681,562       $187,934       $897,602       $31,547       $1,200,958         $0

------
* For the Interim Period, the predecessor portfolio of the Fund paid Funds Management $230,947 and waived $14,429 in advisory fees under an interim investment management agreement. The Fund paid Funds Management $450,615 and waived $173,505 in advisory fees after the Interim Period through September 30, 2005 under the current advisory agreement.

     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser
----------------------

     Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management" or "Sub-Adviser"), an affiliate of Funds Management, to serve as investment sub-advisers to the stand-alone Funds. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

     For providing investment sub-advisory services to the following stand-alone Funds, the Sub-Adviser is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

                                                                 FEE
                                                         EFFECTIVE PRIOR TO                    FEE
FUND                            SUB-ADVISOR                    1/1/06                    EFFECTIVE 1/1/06
 Asset Allocation        Wells Capital Management      $0-1B            0.15%      First $100M           0.15%
                                                        >$1B            0.10%       Next $100M          0.125%
                                                                                    Over $200M           0.10%
 Balanced                Wells Capital Management      $0-1B            0.25%      First $100M           0.25%
                                                        >$1B            0.20%       Next $100M           0.20%
                                                                                    Over $200M           0.15%

     Former Strong Fund. As discussed in the "Historical Fund Information"
     ------------------
section, the Balanced Fund was created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization during the Interim Period, Wells Capital Management served as the investment sub-advisor to the predecessor portfolio of the Fund pursuant to an interim investment sub-advisory agreement and was entitled to receive a monthly fee at the annual rates indicated below of the predecessor fund's average daily net assets.

FUND                     SUB-ADVISOR                       FEE
 Balanced         Wells Capital Management       $0-1B             0.25%
                                                  >$1B             0.20%

     Prior to January 1, 2005, SCM had not entered into any sub-advisory agreements with respect to the predecessor portfolio of the Fund.

     Investment Sub-Advisers - Master Portfolios
     -------------------------------------------

     Aggressive Allocation, Conservative Allocation, Growth Balanced and
     -------------------------------------------------------------------
Moderate Balanced Funds. Funds Management has engaged Artisan Partners Limited
-----------------------
Partnership ("Artisan"), SsgA Funds Management ("SsgA"), Cadence Capital Management, LLC ("Cadence"), Cooke & Bieler, L.P. ("C&B"), Galliard Capital Management, Inc. ("Galliard"), an affiliate of Funds Management, LSV Asset Management ("LSV"), New Star Institutional Managers Limited ("New Star"), Peregrine Capital Management, Inc. ("Peregrine"), an affiliate of Funds Management, Smith Asset Management Group ("Smith"), an affiliate of Funds Management, Systematic Financial Management, L.P. ("Systematic") and Wells Capital Management to serve as investment sub-advisers to the master portfolios of Master Trust in which the gateway blended Funds invest, as listed in the chart below (collectively, the "Sub-Advisers"). Subject to the direction of the Trust's and Master Trust's Boards, and the overall supervision and control of Funds Management, the Trust and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the gateway blended Funds' assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management, the Trust's and Master Trust's Boards and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to an affiliated Sub-Adviser.

     Similar to the "dormant" investment advisory arrangement with Funds Management, each gateway blended Fund has a dormant sub-advisory arrangement with some or all of the Sub-Advisers that sub-advise the master portfolios in which the gateway blended Funds invest. Under such an arrangement, a Sub-Adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the Sub-Adviser, the Sub-Adviser would be entitled to receive a sub-advisory fee at the same rate the Sub-Adviser received from the master portfolio for investing the portion of the gateway Fund's assets formerly invested in the master portfolio. The Sub-Adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services as Adviser. The dormant sub-advisory fees that would be charged to the gateway funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.

MASTER PORTFOLIO                                    SUB-ADVISER                          FEE
 C&B Large Cap Value Portfolio                          C&B                 First $250M            0.45%
                                                                             Next $250M            0.40%
                                                                             Next $250M            0.35%
                                                                             Over$750M             0.30%
 Disciplined Growth Portfolio                          Smith                First $200M            0.30%
                                                                             Next $300M            0.20%
                                                                             Over $500M            0.15%
 Equity Value Portfolio                             Systematic               First$150M            0.30%
                                                                             Next $200M            0.20%
                                                                             Next $400M            0.15%
                                                                             Next $250M            0.13%
                                                                              Over $1B             0.10%
 International Core Portfolio                        New Star                First $50M            0.35%
                                                                             Next $500M            0.29%
                                                                             Over $550M            0.20%
 International Index Portfolio                         SSgA                 First $100M            0.08%
                                                                             Over $100M            0.06%
 International Value Portfolio                          LSV                 First $150M            0.35%
                                                                             Next $350M            0.40%
                                                                             Next $250M            0.35%
                                                                             Next $250M           0.325%
                                                                              Over$1B              0.30%
 Large Cap Appreciation Portfolio                     Cadence               First $250M            0.30%
                                                                             Next $250M            0.20%
                                                                             Next $500M            0.15%
                                                                              Over$1B              0.10%
 Large Company Growth Portfolio                      Peregrine               First $25M            0.75%
                                                                             Next $25M             0.60%
                                                                             Next $225M            0.50%
                                                                             Over$275M             0.30%
 Managed Fixed Income Portfolio*                     Galliard               First $500M            0.10%
                                                                              Next $1B             0.05%
                                                                             Over$1.5B             0.03%
 Small Company Growth Portfolio                      Peregrine               First$50M             0.90%
                                                                             Next $130M            0.75%
                                                                             Next $160M            0.65%
                                                                             Next $345M            0.50%
                                                                             Next $50M             0.52%
                                                                             Over $735M            0.55%
 Small Company Value Portfolio                       Peregrine              First $175M            0.50%
                                                                             Over $175M            0.75%
 Stable Income Portfolio*                            Galliard               First $500M            0.10%
                                                                              Next $1B             0.05%
                                                                             Over $1.5B            0.03%
 Strategic Small Cap Value Portfolio         Wells Capital Management       First $200M            0.45%
                                                                             Over$200M             0.40%

* Assets of the Managed Fixed Income Portfolio and Stable Income Portfolio are combined for purposes of determining the appropriate sub-advisory fee payable to Galliard for such Portfolios, and the breakpoints set forth above are based on the combined assets of such Portfolios.

MASTER PORTFOLIO                                   SUB-ADVISER                          FEE
 Equity Income Portfolio                    Wells Capital Management       First $100M            0.35%
                                                                            Next $100M            0.30%
                                                                            Next $300M            0.20%
                                                                            Over $500M            0.15%
 Index Portfolio                            Wells Capital Management       First $100M            0.05%
                                                                            Next $100M            0.03%
                                                                            Over $200M            0.02%
 Inflation-Protected Bond Portfolio         Wells Capital Management       First $100M            0.20%
                                                                            Next $200M           0.175%
                                                                            Next 200M             0.15%
                                                                            Over $500M            0.10%
 International Growth Portfolio                      Artisan               First $250M            0.70%
                                                                            Over $250M            0.50%
 Small Cap Index Portfolio                  Wells Capital Management       First $100M            0.05%
                                                                            Next $100M            0.03%
                                                                            Over $200M            0.02%
 Total Return Bond Portfolio                Wells Capital Management       First $100M            0.20%
                                                                            Next $200M           0.175%
                                                                            Next $200M            0.15%
                                                                            Over $500M            0.10%

     For providing investment sub-advisory services, including asset allocation services, to the Aggressive Allocation, Conservative Allocation, Growth Balanced, and Moderate Balanced Funds, Wells Capital Management also is entitled to receive an annual fee as a percentage of each Fund's daily net assets as follows:

FUND                                         FEE
 Aggressive Allocation          First $250M        0.10%
 Conservative Allocation         Over $250M        0.05%
 Growth Balanced
 Moderate Balanced

Portfolio Managers
------------------

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of September 30, 2006, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows.

FUND                      SUB-ADVISOR                 PORTFOLIO MANAGERS
------------------------- --------------------------  -----------------------
Aggressive Allocation     Funds Management            Thomas C. Biwer, CFA
Conservative Allocation                               Christian L. Chan, CFA
Growth Balanced                                       Andrew Owen, CFA
Moderate Balanced
Aggressive Allocation     Wells Capital Management    Doug Beath
Conservative Allocation                               Galen G. Blomster, CFA
Growth Balanced                                       Jeffrey P. Mellas
Moderate Balanced
Asset Allocation          Wells Capital Management    Galen G. Blomster, CFA
                                                      Gregory T. Genung, CFA
                                                      Jeffrey P. Mellas
Balanced                  Wells Capital Management    Gary J. Dunn, CFA
                                                      W. Frank Koster
                                                      Robert M. Thornburg

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."

                                       REGISTERED                    OTHER POOLED
                                  INVESTMENT COMPANIES            INVESTMENT VEHICLES              OTHER ACCOUNTS
                                  NUMBER          TOTAL          NUMBER          TOTAL          NUMBER          TOTAL
                                    OF            ASSETS           OF            ASSETS           OF           ASSETS
PORTFOLIO MANAGER*               ACCOUNTS        MANAGED        ACCOUNTS        MANAGED        ACCOUNTS        MANAGED
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA                               $                              $                              $
 Christian L. Chan, CFA                             $                              $                              $
 Andrew Owen, CFA                                   $                              $                              $
WELLS CAPITAL MANAGEMENT
 Doug Beath                                         $                              $                              $
 Galen G. Blomster, CFA                             $                              $                              $
 Gary J. Dunn, CFA                                  $                              $                              $
 Gregory T. Genung, CFA                             $                              $                              $
 Jeffrey P. Mellas                                  $                              $                              $
 W. Frank Koster                                    $                              $                              $
 Robert M. Thornburg                                $                              $                              $

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

                                       REGISTERED                    OTHER POOLED
                                  INVESTMENT COMPANIES            INVESTMENT VEHICLES              OTHER ACCOUNTS
                                  NUMBER          TOTAL          NUMBER          TOTAL          NUMBER          TOTAL
                                    OF            ASSETS           OF            ASSETS           OF           ASSETS
PORTFOLIO MANAGER*               ACCOUNTS        MANAGED        ACCOUNTS        MANAGED        ACCOUNTS        MANAGED
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA                               $                              $                              $
 Christian L. Chan, CFA                             $                              $                              $
 Andrew Owen, CFA                                   $                              $                              $
WELLS CAPITAL MANAGEMENT
 Doug Beath                                         $                              $                              $
 Galen G. Blomster, CFA                             $                              $                              $
 Gary J. Dunn, CFA                                  $                              $                              $
 Gregory T. Genung, CFA                             $                              $                              $
 Jeffrey P. Mellas                                  $                              $                              $
 W. Frank Koster                                    $                              $                              $
 Robert M. Thornburg                                $                              $                              $

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, the Sub-Adviser minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

     FUNDS MANAGEMENT. In the case of Funds Management, the Portfolio Managers allocate interests in mutual funds between different funds, however, they may still be subject to the potential conflicts of interests described above.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

     COMPENSATION. The Portfolio Managers were compensated, by their employing
     ------------
Adviser or Sub-Adviser (as the case may be) from the advisory fees using the following compensation structures:

     FUNDS MANAGEMENT COMPENSATION. The Portfolio Managers were compensated using a fixed cash salary, an annual bonus based in part on pre-tax performance of the mutual funds managed, deferred compensation, options, as well as a pension and retirement plan. Funds Management measures fund performance against a Lipper peer group average composite benchmark over a three-year rolling period. Bonus allocations depend on fund performance, market share goals, individual job objective and overall profitability of the business.

     WELLS CAPITAL MANAGEMENT COMPENSATION. Wells Capital Management's Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance. Bonus allocations depend on fund performance, market share goals, individual job objectives and overall profitability of the business. Portfolio performance is measured against the following benchmarks over the length of time indicated:

PORTFOLIO MANAGER        BENCHMARK                               LENGTH OF TIME
------------------------ --------------------------------------  -------------------------
Doug Beath               Tactical Equity Allocation Composite    One calendar year period
                         Benchmark*
Galen G. Blomster, CFA   Tactical Equity Allocation Composite    One calendar year period
                         Benchmark*
Gary J. Dunn, CFA        Russell 1000 Value Index                One calendar year period
                         Lipper Equity Income Funds Average
Gregory T. Genung, CFA   Tactical Equity Allocation Composite    One calendar year period
                         Benchmark*
Jeffrey P. Mellas        Tactical Equity Allocation Composite    One calendar year period
                         Benchmark*
W. Frank Koster          Lehman Brothers U.S. Aggregate Bond     One calendar year period
                         Index
Robert M. Thornburg      Lehman Brothers U.S. Aggregate Bond     One calendar year period
                         Index

------
* The Tactical Equity Allocation Composite Benchmark ("TEA") is an internal benchmark consisting of 24.5% large cap value, 24.5% large cap growth, 21% small cap, and 30% international equities. This represents the neutral allocation of the portfolio. Each of these allocations is invested in a variety of actively managed funds, both by Wells Fargo Capital Management and external managers. Wells Capital Management then compares the performance of this neutral benchmark against the performance achieved in the actual portfolio, which has different sector weightings as a result of the TEA model (e.g. more international equities, less large cap growth). Then, by comparing the shifted results vs. the "unshifted" neutral benchmark, the value added by TEA is determined.

     Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager, the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.

                    BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS

PORTFOLIO MANAGER                FUND                           BENEFICIAL OWNERSHIP
 FUNDS MANAGEMENT
 Thomas C. Biwer, CFA            Aggressive Allocation          $
                                 Conservative Allocation        $
                                 Growth Balanced                $
                                 Moderate Balanced              $
 Christian L. Chan, CFA          Aggressive Allocation          $
                                 Conservative Allocation        $
                                 Growth Balanced                $
                                 Moderate Balanced              $
 Andrew Owen, CFA                Aggressive Allocation          $
                                 Conservative Allocation        $
                                 Growth Balanced                $
                                 Moderate Balanced              $
 WELLS CAPITAL MANAGEMENT
 Doug Beath                      Aggressive Allocation          $
                                 Conservative Allocation        $
                                 Growth Balanced                $
                                 Moderate Balanced              $
 Gregory T. Genung, CFA          Asset Allocation               $
 Galen G. Blomster, CFA          Aggressive Allocation          $
                                 Asset Allocation               $
                                 Conservative Allocation        $
                                 Growth Balanced                $
                                 Moderate Balanced              $
 Gary J. Dunn, CFA               Balanced                       $
 Jeffrey P. Mellas               Aggressive Allocation          $
                                 Asset Allocation               $
                                 Conservative Allocation        $
                                 Growth Balanced                $
                                 Moderate Balanced              $
 W. Frank Koster                 Balanced                       $
 Robert M. Thornburg             Balanced                       $

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:

                                                         FEE
CLASS                                              PRIOR TO 8/1/04
       Class A, Class B and Class C Shares        0.33%
       Administrator Class Shares                 0.25%
       Investor Class Shares                            N/A

                                                            FEES EFFECTIVE 8/1/04
                                                                  CLASS-LEVEL
                                   FUND-LEVEL ADMIN. FEE*          ADMIN. FEE           TOTAL ADMIN. FEE
                                                     (% OF           (% OF                              (% OF
                                AVERAGE DAILY    AVERAGE DAILY   AVERAGE DAILY     AVERAGE DAILY    AVERAGE DAILY
SHARE CLASS                      NET ASSETS       NET ASSETS)     NET ASSETS)       NET ASSETS       NET ASSETS)
 Class A, Class B, Class C   $0-4.99 billion          0.05%     0.28%           $0-4.99 billion          0.33%
                             $5 -9.99 billion         0.04%                     $5 -9.99 billion         0.32%
                             >$9.99 billion           0.03%                     >$9.99 billion           0.31%
 Administrator Class         $0-4.99 billion          0.05%     0.10%           $0-4.99 billion          0.15%
                             $5 -9.99 billion         0.04%                     $5 -9.99 billion         0.14%
                             >$9.99 billion           0.03%                     >$9.99 billion           0.13%
 Investor Class              $0-4.99 billion          0.50%                NA   $0-4.99 billion          0.50%
                             $5 -9.99 billion         0.49%                     $5 -9.99 billion         0.49%
                             >$9.99 billion           0.48%                     >$9.99 billion           0.48%

* For the fiscal year ended September 30, 2004, the administrative fee rate changed from a fixed Fund-based rate to a combination of a fixed class-based rate and a Fund-based rate that is subject to breakpoints in asset levels of a Fund.

     Administrative Fees Paid. For the fiscal year ends shown in the table
     ------------------------
below, the Funds listed below paid the following administrative fees to Funds
Management:

                                        YEAR ENDED   YEAR ENDED    YEAR ENDED
FUND                                      9/30/06      9/30/05      9/30/04
Aggressive Allocation (Fund Level)     $             $   94,197   $   79,529
 Administrator Class                   $             $  284,010   $  318,114
Asset Allocation (Fund Level)          $             $  587,482   $  587,080
 Class A                               $             $2,580,249   $2,438,967
 Class B                               $             $  509,504   $  703,215
 Class C                               $             $   93,829   $   81,192
 Administrator Class                   $             $   57,935   $   45,912
Conservative Allocation (Fund Level)   $             $  221,621   $  197,102
 Administrator Class                   $             $  669,736   $  788,408
Growth Balanced (Fund Level)           $             $1,001,096   $  908,313
 Class A                               $             $  163,393   $  148,461
 Class B                               $             $  250,875   $  254,366
 Class C                               $             $   55,632   $   75,014
 Administrator Class                   $             $2,785,842   $3,291,938
Moderate Balanced (Fund Level)         $             $  282,021   $  272,892
 Class A                               $             $   10,924   $    2,471
 Class B                               $             $    8,021   $    1,979
 Class C                               $             $    2,937   $      773
 Administrator Class                   $             $  846,529   $1,087,838

------
* For the fiscal year ended September 30, 2004, the administrative fee rate changed from a fixed Fund-based rate to a combination of a fixed class-based rate and a Fund-based rate that is subject to breakpoints in asset levels of a Fund.

     Former Strong Fund. As discussed in the "Historical Fund Information"
     ------------------
section, the Balanced Fund was created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, Strong Investor Services, Inc. ("SIS") served as the administrator to the predecessor portfolio of the Balanced Fund and was entitled to receive a fee from the predecessor portfolio at the annual rate of 0.30% of the predecessor portfolio's average daily net assets attributable to its Investor Class shares. The table below shows the administration fees paid by either the Fund or its predecessor portfolio for the indicated fiscal periods to the respective administrator shown below:

                                                                                      YEAR ENDED        YEAR ENDED
             YEAR ENDED 9/30/06        4/9/05 - 9/30/05        1/1/05 - 4/8/05         12/31/04          12/31/03
FUND             FUNDS MGMT               FUNDS MGMT              FUNDS MGMT              SIS              SIS
BALANCED
 Investor Class       $                    $381,650                $219,671            $499,715         $650,632

Distributor
-----------

     Wells Fargo Funds Distributor, LLC (the "Distributor"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares of the shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

                               DISTRIBUTION FEES

     For the period ended September 30, 2006, the Funds paid Funds Distributor the following fees for distribution-related services:

                                                                    COMPENSATION
                                                  PRINTING &             TO             COMP. TO
FUND              TOTAL        ADVERTISING          MAILING         UNDERWRITERS        BR/DLRS        OTHER*
 ASSET ALLOCATION
  Class B           $               $                  $                  $                $             $
  Class C           $               $                  $                  $                $             $
 GROWTH BALANCED
  Class B           $               $                  $                  $                $             $
  Class C           $               $                  $                  $                $             $
 MODERATE BALANCED
  Class B           $               $                  $                  $                $             $
  Class C           $               $                  $                  $                $             $

------
* The Distributor has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Administrator Class and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------

     Wells Fargo Bank, N.A.(the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund. , except for the gateway blended Funds. The gateway blended Funds are not charged a custody fee at the gateway level provided that they invest in the master portfolios of Master Trust

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX
DAILY NET ASSETS (EXCLUDING THE WELLS FARGO         ANNUAL ASSET-
MASTER TRUST PORTFOLIO ASSETS)                       BASED FEES
       First $85B                                       0.0051%
       Over $85B                                        0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund (gateway or stand-alone) and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares.. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Wells Fargo Master Trust portfolios.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.

     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Funds (except the Balanced Fund) on a continuous basis. For the Funds' (except the Balanced Fund's) past three fiscal years, the aggregate dollar amount of underwriting commissions paid to Stephens and the amounts retained by Stephens was as follows:

                                   PERIOD FROM            PERIOD FROM              YEAR ENDED
     YEAR ENDED 9/30/06         4/11/05 TO 9/30/05    10/01/04 TO 4/10/05            9/30/04
      FUNDS DISTRIBUTOR         FUNDS DISTRIBUTOR         TO STEPHENS              TO STEPHENS
       PAID         RETAINED      PAID     RETAINED      PAID     RETAINED       PAID       RETAINED
 $                      $      $286,555    $41,894    $325,142    $51,192    $1,025,521    $200,505

     Prior to April 11, 2005, SII served as the principal underwriter for the predecessor portfolio of the Balanced Fund. For the period January 1, 2005 through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by SII was $0.00.

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Adviser each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Adviser are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     The International Core, International Growth, International Index and International Value Portfolios use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     For a Fund that invests directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

     The Dealer Reallowance for Class A shares is as follows:

                              FRONT-END SALES        FRONT-END SALES            DEALER
                                CHARGE AS %            CHARGE AS %           REALLOWANCE
                                 OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE             OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                  5.75%                  6.10%                 5.00%
 $50,000 to $99,999                 4.75%                  4.99%                 4.00%
 $100,000 to $249,999               3.75%                  3.90%                 3.00%
 $250,000 to $499,999               2.75%                  2.83%                 2.25%
 $500,000 to $999,999               2.00%                  2.04%                 1.75%
 $1,000,000 and over/1/             0.00%                  0.00%                 1.00%

------
1 We will assess Class A share purchases of $1,000,000 or more a 1.00% contingent deferred sales charge ("CDSC") if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing Wells Fargo
------------------------
Advantage Funds account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

o Current and retired employees, directors/trustees and officers of: (i) Wells Fargo Advantage Funds (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

     o    Family members of any of the above.

     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders. No CDSC is imposed on redemptions of Class B shares of a former
------------
Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an Individual Retirement Account (IRA), Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

     Additional Investors Eligible to Purchase Administrator Class Shares of
     -----------------------------------------------------------------------
the Aggressive Allocation Fund and Conservative Allocation Fund:
----------------------------------------------------------------

     o Shareholders who receive assets from a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo that were invested in the Administrator Class of the Aggressive Allocation Fund and Conservative Allocation Fund may roll over the assets into another account (e.g. an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.

     Set forth below is a list of the member firms of the National Association of Securities Dealers ("NASD") to which the Adviser, the Funds' distributor or their affiliates expect (as of December 31, 2005) to make payments out of their own assets to selling and shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders ("Marketing and Shareholder Support Payments"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2005, are not reflected:

     o   A.G. Edwards & Sons, Inc.

     o   Allstate Financial Services, LLC

     o   Ameriprise Financial Services, Inc.

     o   AXA Advisors, LLC

     o   Bear, Stearns Securities Corp.

     o   Charles Schwab & Co., Inc.

     o   Citigroup Global Markets, Inc.

     o   CitiStreet Advisors LLC

     o   Fidelity Investments Institutional Services Company, Inc.

     o   Financial Network Investment Corp.

     o   Fiserv Securities, Inc.

     o   GWFS Equities, Inc.

     o   ING Financial Partners, Inc.

     o   Linsco/Private Ledger Corporation

     o   Mellon Financial Markets, LLC

     o   Merrill Lynch, Pierce, Fenner & Smith Incorporated

     o   Morgan Stanley DW, Inc.

     o   Multi-Financial Securities Corporation

     o   Pershing LLC

     o   Prudential Retirement Brokerage Services, Inc.

     o   Raymond James & Associates, Inc.

     o   Robert W. Baird & Co. Incorporated

     o   Transamerica Financial Advisors, Inc.

     o   UBS Financial Services Inc.

     o   Valic Financial Advisors, Inc.

     o   Wachovia Securities, LLC

     In addition to member firms of the NASD, Marketing and Shareholder Support Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list. Also not included on the list above are subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliaties through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Adviser is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

     In placing orders for portfolio securities of a Fund, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of the Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.

     The table below shows the Funds' portfolio turnover rates for the last two fiscal periods:

                           SEPTEMBER 30,   SEPTEMBER 30,   DECEMBER 31,
FUND                            2006            2005           2004
Aggressive Allocation                            64%               N/A
Asset Allocation                                  6%               N/A
Conservative Allocation                         102%               N/A
Growth Balanced                                  80%               N/A
Moderate Balanced                                91%               N/A
Balanced                                         87%*           148%

*   For the nine-month period ended September 30, 2005.

     The portfolio turnover rate for the Balanced Fund varied significantly over the past two fiscal years. The variation in the rate was primarily due to market volatility.

     Brokerage Commissions. For the fiscal periods listed below, the Funds
     ---------------------
listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                          YEAR ENDED        YEAR ENDED        YEAR ENDED
FUND                        9/30/06           9/30/05          9/30/04
 Asset Allocation              $              $40,117          $24,066

     Former Strong Fund. For the fiscal periods listed below, the predecessor
     ------------------
portfolio of the Fund listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                         PERIOD ENDED        YEAR ENDED
FUND                        9/30/05          12/31/04*
 Balanced Fund**              $0             $457,192

------
* The Fund commenced operations on April 11, 2005. No brokerage commissions were reported.

     For the past three fiscal years ended September 30, the gateway blended Funds' Sub-Advisers did not direct brokerage transactions to a broker for research services.

     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of September 30, 2006, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:

FUND                   BROKER-DEALER                              AMOUNT
 Asset Allocation      Merrill Lynch & Company Incorporated      $
                       Lehman Brothers Holdings, Inc.            $
                       Goldman Sachs & Co.                       $
                       JP Morgan Chase & Co.                     $
                       Banc of America Securities, LLC           $
                       Citigroup Incorporated                    $
                       Bear Stearns & Co., Inc.                  $
                       Wells Fargo & Company                     $
                       Morgan Stanley                            $
 Balanced              Citigroup Global Markets Inc.             $
                       Goldman Sachs & Co.                       $
                       J.P. Morgan Chase & Co.                   $
                       Morgan Stanley                            $
                       Banc of America Securities, LLC           $
                       Merrill Lynch & Company Incorporated      $


                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

     A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a "regulated investment company" ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each RIC is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts and net income derived from an interest in a qualified publicly traded partnership). Pursuant to future Treasury Regulations, the IRS may limit qualifying income from foreign currency gains that are directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A), the securities of two or more issuers the

Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds does not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of September 30, 2006, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

                                          CAPITAL LOSS CARRY
FUND                       YEAR EXPIRES        FORWARDS
  Aggressive Allocation       2011             $673,670

     Former Strong Fund. As of December 31, 2004, the predecessor portfolio of
     ------------------
the Fund listed below had carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

                             CAPITAL LOSS CARRY
FUND          YEAR EXPIRES        FORWARDS
  Balanced       2010            $8,169,457

     If a Fund engages in a reorganization, either as an acquiring Fund or acquired Fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds engaged in reorganizations or may engage in reorganizations in the future.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's
     ----------
net income and gains to the extent it fails to distribute by December 31 of each calendar year at least 98% of its taxable ordinary income (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and capital gain net income from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

     Investment through Master Portfolios. Some Funds seek to continue to
     ------------------------------------
qualify as an RIC by investing assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio's assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.

     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of Fund securities will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID income includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain future contracts, foreign currency contracts and non-equity options.

     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     "Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds would seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Funds in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

     Taxation of Distributions. Except for exempt-interest distributions paid
     -------------------------
out by the Funds, all distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For federal income tax purposes, a Fund's current and accumulated earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     Distributions designated by a Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, but do not qualify as dividends for the purposes of the dividends-received deduction or as qualified dividend income. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under "wash sale" rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund not apply to losses realized under a periodic redemption plan.

     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum
     ------------------------
stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net capital gain.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

     Backup Withholding. The Trust may be required to withhold, subject to
     ------------------
certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct "taxpayer identification number" (TIN), generally the shareholder's social security or employer identification number, if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or received in additional shares, will be reduced by the amounts required to be withheld. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS.An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

     Tax-Deferred Plans. The shares of the Funds may be available for a variety
     ------------------
of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts. For information on the suitability of an investment in the Funds for tax-exempt investors and tax-deferred plans, see below.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

     Foreign Shareholders. With respect to taxable years beginning on or after
     --------------------
January 1, 2005 and before January 1, 2008, distributions designated by a Fund as "interest-related distributions" generally attributable to the Fund's net interest income earned on certain debt obligations paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund's taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, this tax generally will not apply to exempt interest distributions from a Fund, described below. Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, "short-term capital gain distributions" (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If more than half of a Fund's assets are invested directly or indirectly in U.S. real property holding companies or real estate investment trusts (REITS), distributions attributable to gain from the Fund's sale or exchange of U.S. real property interests will be taxed to a foreign shareholder as if that gain were effectively connected with the shareholder's conduct of a U.S. trade or business. Such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return and will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding at a rate of 35% (or less to the extent provided in Treasury Regulations). If a foreign shareholder disposes its Fund shares prior to a distribution and the Fund has income attributable to a U.S. real property interest, under certain circumstances the foreign shareholder may be treated as having received a distribution attributable to gain from the Fund's sale or exchange of U.S. real property interests. While the Funds does not expect Fund shares to constitute U.S. real property interests, a portion of a Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year generally attributable to its net short-term capital gain.

     Even if permitted to do so, a Fund provides no assurance that it will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

     If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder's death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund's taxable year immediately preceding the shareholder's date of death, the assets of the Fund that were "qualifying assets" (I.E., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

     The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

     The Procedures set forth Funds Management's general position on various proposals, such as:

  o  Routine Items - Funds Management will generally vote for the ratification
     -------------
     of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o  Corporate Governance - Funds Management will generally vote for charter
     --------------------
     and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

  o  Anti-Takeover Matters - Funds Management generally will vote for proposals
     ---------------------
     that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o  Mergers/Acquisitions and Corporate Restructurings - Funds Management's
     -------------------------------------------------
     Proxy Committee will examine these items on a case-by-case basis.

     o Shareholder Rights - Funds Management will generally vote against
       ------------------
proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; or
(4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

     Information regarding how Wells Fargo Advantage Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds'Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

     The following policies and procedures (the "Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each series of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term, "portfolio holdings" means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

     Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     -------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

     A.   Complete Holdings. The complete portfolio holdings for each Fund
          -----------------
     (except for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

     B.   Top Ten Holdings. Top ten holdings information for each Fund (except
          ----------------
     for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis.

     C.   Fund of Funds Structure.
          -----------------------

     1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

     2. A change to the underlying funds held by a Fund in a fund of funds structure in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' Web site simultaneous with the change.

     Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

     Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

     List of Approved Recipients. The following list describes the limited
     ---------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A.   Sub-Advisers. Sub-advisers shall have full daily access to portfolio
          ------------
     holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B.   Money Market Portfolio Management Team. The money market portfolio
          --------------------------------------
     management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage FundsSM for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C.   Funds Management/Wells Fargo Funds Distributor, LLC.
          ---------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.

     2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

     3. Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D.   External Servicing Agents. Appropriate personnel employed by entities
          -------------------------
     that assist in the review and/or processing of Fund portfolio transactions, employed by the Fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilitze the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent hoewever, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E.   Rating Agencies. Standard & Poor's ("S&P") and Moody's Investors
          ---------------
     Services ("Moody's") receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody's may receive holdings information monthly on a seven-day delayed basis.

     Additions to List of Approved Recipients. Any additions to the list of
     ----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

     Funds Management Commentaries. Funds Management may disclose any views,
     -----------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.

     Board Approval. The Board shall review and reapprove these Procedures,
     --------------
including the list of approved recipients, as often as it deems appropriate, but not less often than annually, and make any changes that it deems appropriate.

                                 CAPITAL STOCK

     The Funds are six series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of January 8, 2007 is the name, address and share ownership of each person known by the Trust to have record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 8, 2007

                                                                     PERCENTAGE
FUND                        NAME AND ADDRESS                          OF CLASS
----------------------      ----------------------------------      ------------
AGGRESSIVE ALLOCATION
                            WELLS FARGO BANK NA, FBO
                            AGGRESSIVE BALANCED EQUITY FD (I)
                            DISTRIBUTION OPTION
 Administrator Class                                                           %
                            ATTN: MUTUAL FUND OPERATIONS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            AMERICAN EXPRESS TRUST COMPANY
                            50534 AXP FINANCIAL CTR.                           %
                            MINNEAPOLIS MN 55474-0505
ASSET ALLOCATION
 Class A                    N/A                                     N/A
 Class B                    N/A                                     N/A
                            ASSET ALLOCATION FUND - C
                            MLPF&S
                            FOR THE SOLE BENEFIT
 Class C                    OF ITS CUSTOMERS                                   %
                            ATTN MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
                            WELLS FARGO BANK NA, FBO
                            STAGECOACH BALANCED FD CL I
 Administrator Class        ATTN: MUTUAL FUND OPS                              %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
BALANCED
 Investor Class             N/A                                     N/A%
CONSERVATIVE ALLOCATION
                            WELLS FARGO BANK NA, FBO
                            STRATEGIC INCOME I
 Administrator Class        C/O MUTUAL FUND PROCESSING                         %
                            PO BOX 1450 NW 8477
                            MINNEAPOLIS MN 55485-1450
                            AMERICAN EXPRESS TRUST COMPANY
                            50534 AXP FINANCIAL CTR.                           %
                            MINNEAPOLIS MN 55474-0505
GROWTH BALANCED
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
 Class A                    EXCLUSIVELY FBO THE CUSTOMERS                      %
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122

                                                                           PERCENTAGE
FUND                        NAME AND ADDRESS                                OF CLASS
----------------------      ----------------------------------------      ------------
                            AMERICAN ENTERPRISE INVESTMENT SERVICES
                            PO BOX 9446                                              %
                            MINNEAPOLIS MN 55440-9446
                            AMERICAN ENTERPRISE INVESTMENT SERVICES
 Class B                    PO BOX 9446                                              %
                            MINNEAPOLIS MN 55440-9446
                            AMERICAN ENTERPRISE INVESTMENT SERVICES
 Class C                    PO BOX 9446                                              %
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO BANK NA FBO
                            GROWTH BALANCED FUND I
 Administrator Class        ATTN: MUTUAL FUND OPS                                    %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            BANK OF NEW YORK
                            CUSTOMERS FBO SAVINGS PLAN
                            FOR EMPLOYEES AND PARTNERS OF
                                                                                     %
                            PRICEWATERHOUSECOOPERS LLP
                            1 WALL ST 12TH FLOOR
                            NEW YORK NY 10286-0001
MODERATE BALANCED
                            WELLS FARGO INVESTMENTS LLC
 Class A                    608 SECOND AVENUE SOUTH 8TH FL                           %
                            MINNEAPOLIS MN 55402-1916
                            AMERICAN ENTERPRISE INVESTMENT SERVICES
                            PO BOX 9446                                              %
                            MINNEAPOLIS, MN 55440-9446
                            WELLS FARGO BANK NA FBO
                            WELLS FARGO HEALTH SAVINGS ACCT
                                                                                     %
                            PO BOX 1533
                            MINNEAPOLIS, MN 55480-1533
                            WELLS FARGO INVESTMENTS LLC
 Class B                    608 SECOND AVENUE SOUTH 8TH FL                           %
                            MINNEAPOLIS MN 55402-1916
                            WELLS FARGO INVESTMENTS LLC
 Class C                    625 MARQUETTE AVENUE SOUTH 13TH FL                       %
                            MINNEAPOLIS MN 55402-1916
                            WELLS FARGO INVESTMENTS LLC
                            608 SECOND AVENUE SOUTH 8TH FL                           %
                            MINNEAPOLIS MN 55402-1916
                            ROGER J BUNKERS
                            TOD SUBJECT TO BFDS TOD RULES
                                                                                     %
                            504 4TH ST
                            FULDA MN 56131-9697
                            WELLS FARGO BANK NA FBO
                            MODERATE BALANCED I
 Administrator Class        ATTN: MUTUAL FUND OPS                                    %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a holder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION

     The audited financial statements for the Funds for the fiscal year ended September 30, 2006, are hereby incorporated by reference to the Funds' Annual Reports.

                                   APPENDIX

     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

CORPORATE BONDS
----------------

  S&P
  ---

        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     MOODY'S
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

     AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

     A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

     BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

     BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

     B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.

     CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely week credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

     DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

  SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
  ------------------------------------------------------------

        S&P:
        ----

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        --------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

     F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D(xxx) - Indicates actual or imminent payment default.

     Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

                      STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2007

                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

                 WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND
                 WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND
                WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND
                   WELLS FARGO ADVANTAGE EMERGING GROWTH FUND
                    WELLS FARGO ADVANTAGE EQUITY INCOME FUND
                    WELLS FARGO ADVANTAGE EQUITY VALUE FUND
                    WELLS FARGO ADVANTAGE GROWTH EQUITY FUND
                        WELLS FARGO ADVANTAGE INDEX FUND
               WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND
                WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND
                WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH FUND
                 WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND
              WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE FUND

CLASS A, CLASS B, CLASS C, CLASS D, CLASS Z, ADMINISTRATOR CLASS, INSTITUTIONAL
                            CLASS AND INVESTOR CLASS

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about thirteen series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares.Class Z shares are currently available only to certain qualified investors. Please see the Class Z shares prospectus for further details.Prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.

                               CLASSES                             ADMINISTRATOR     INSTITUTIONAL     INVESTOR
FUND                           A, B, C     CLASS D     CLASS Z         CLASS             CLASS          CLASS
C&B Large Cap Value               o           o                          o                 o
Diversified Equity                o                                      o
Diversified Small Cap                                                    o
Emerging Growth                                                          o                                o
Equity Income                     o                                      o
Equity Value                      o                                      o
Growth Equity                     o                                      o                 o
Index                                                                    o                                o
Large Cap Appreciation            o                                      o
Large Cap Appreciation            o                       o              o                 o
Small Company Growth              o                                      o
Small Company Value               o                                      o
Strategic Small Cap Value         o                                      o

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated February 1, 2007. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the year ended September 30, 2006, are hereby incorporated by reference to the Funds' Annual Reports. The Prospectuses and Annual Reports may be obtained free of charge by visiting our website at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS, P.O. Box 8266, Boston, MA 02266-8266.

{SAI - FILENET AND PIECE CODE}

License Information about the S&P 500 Index
-------------------------------------------

     The Trust (the "Licensee") has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the "Products").

     The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

                              TABLE OF CONTENTS

                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
 Fundamental Investment Policies                                         2
 Non-Fundamental Investment Policies                                     2
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     3
MANAGEMENT                                                              15
 Trustees and Officers                                                  15
 Investment Adviser                                                     18
 Portfolio Managers                                                     24
 Administrator                                                          32
 Distributor                                                            32
 Shareholder Servicing Agent                                            34
 Custodian                                                              34
 Fund Accountant                                                        35
 Transfer and Distribution Disbursing Agent                             35
 Code of Ethics                                                         36
DETERMINATION OF NET ASSET VALUE                                        36
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          37
PORTFOLIO TRANSACTIONS                                                  38
FUND EXPENSES                                                           41
FEDERAL INCOME TAXES                                                    41
PROXY VOTING POLICIES AND PROCEDURES                                    48
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       49
CAPITAL STOCK                                                           50
OTHER INFORMATION                                                       60
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           60
FINANCIAL INFORMATION                                                   60

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

     On February 18, 2004, the Board of Trustees of The Advisors' Inner Circle Fund ("AIC Trust") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor AIC Trust portfolios into various Funds of the Trust. The effective date of the reorganization was July 26, 2004.

     The Funds described in this SAI, except for the Equity Value, Large Cap Appreciation and Small Company Value Funds, were created as either a part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian") and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex; or the reorganization of certain of the portfolios of AIC Trust into certain of the Funds of the Trust. The reorganization between Stagecoach and Norwest followed the merger of the advisers' parent companies. The reorganization between AIC Trust and the Trust followed the Funds' adviser entering into an agreement with the adviser to the predecessor portfolio of the C&B Large Cap Value Fund to "adopt"/support a reorganization of the predecessor portfolio with and into the C&B Large Cap Value Fund.

     The chart below indicates the predecessor Norwest and AIC Trust funds, as applicable, that are the accounting survivors of the WELLS FARGO ADVANTAGE FUNDS.

WELLS FARGO ADVANTAGE FUND                             PREDECESSOR FUND
------------------------------------------------------ -----------------------------------
Wells Fargo Advantage C&B Large Cap Value Fund         C&B Large Cap Value Portfolio
Wells Fargo Advantage Diversified Equity Fund          Norwest Diversified Equity Fund
Wells Fargo Advantage Diversified Small Cap Fund       Norwest Diversified Small Cap Fund
Wells Fargo Advantage Emerging Growth Fund             N/A
Wells Fargo Advantage Equity Income Fund               Norwest Income Equity Fund
Wells Fargo Advantage Equity Value Fund                N/A
Wells Fargo Advantage Growth Equity Fund               Norwest Growth Equity Fund
Wells Fargo Advantage Index Fund                       Norwest Index Fund
Wells Fargo Advantage Large Cap Appreciation Fund      N/A
Wells Fargo Advantage Large Company Growth Fund        Norwest Large Company Growth Fund
Wells Fargo Advantage Small Company Growth Fund        Norwest Small Company Growth Fund
Wells Fargo Advantage Small Company Value Fund         N/A
Wells Fargo Advantage Strategic Small Cap Value Fund   N/A

     The C&B LARGE CAP VALUE FUND commenced operations on July 26, 2004, as successor to the C&B Large Cap Value Portfolio. The predecessor fund was organized on November 19, 2001, as the successor-in-interest to the UAM Cooke & Bieler, Inc.'s C&B Equity Portfolio, which commenced operations on May 15, 1990.

     The DIVERSIFIED EQUITY FUND commenced operations on November 8, 1999, as successor to the Diversified Equity Fund of Norwest. The predecessor Norwest Diversified Equity Fund commenced operations on December 31, 1988.

     The DIVERSIFIED SMALL CAP FUND commenced operations on November 8, 1999, as successor to the Diversified Small Cap Fund of Norwest. The predecessor Norwest Diversified Small Cap Fund commenced operations on December 31, 1997. As of November 16, 2001, the Class A and Class B shares were exchanged for Institutional Class shares and the Class A and Class B shares were no longer offered by the Fund.

     The EMERGING GROWTH FUND commenced operations on January 31, 2007.

     The EQUITY INCOME FUND commenced operations on November 8, 1999, as successor to the Diversified Equity Income Fund of Stagecoach and the Income Equity Fund of Norwest. The predecessor Norwest Income Equity Fund, which is considered the surviving entity for accounting purposes, commenced operations on November 11, 1994 and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Income Equity Fund.

     The EQUITY VALUE FUND (formerly named the Large Cap Value Fund) commenced operations on August 29, 2003. The Fund changed its name from the Large Cap Value Fund to the Equity Value Fund effective April 11, 2005.

     The GROWTH EQUITY FUND commenced operations on November 8, 1999, as successor to the Growth Equity Fund of Norwest. The predecessor Norwest Growth Equity Fund commenced operations on April 30, 1989.

     The INDEX FUND commenced operations on November 8, 1999, as successor to the Index Fund of Norwest. The predecessor Norwest Index Fund commenced operations on January 31, 1987.

     The LARGE CAP APPRECIATION FUND commenced operations on August 31, 2001.

     The LARGE CAP APPRECIATION FUND commenced operations on November 8, 1999, as successor to the Large Company Growth Fund of Norwest. The predecessor Norwest Large Company Growth Fund commenced operations on December 31, 1982.

     The SMALL COMPANY GROWTH FUND commenced operations on November 8, 1999, as successor to the Small Company Growth Fund of Norwest. The predecessor Norwest Small Company Growth Fund commenced operations on December 31, 1982.

     The SMALL COMPANY VALUE FUND commenced operations on January 31, 2002. The Small Company Value Fund's Master Portfolio incepted on June 1, 1997.

     The STRATEGIC SMALL CAP VALUEFUND commenced operations on October 31, 2006. The Strategic Small Cap Value Fund's Master Portfolio incepted on January 31, 2006.

Fundamental Investment Policies
--------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, (iv) repurchase agreements, and provided further that (viii) the Index Fund reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptions thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptions thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
------------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC, and (ii) other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amount "in-the-money") required to establish the contracts.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:
"Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Funds and their associated risks. The Funds described in this SAI are either gateway feeder funds that invest in a single corresponding master portfolio of Wells Fargo Master Trust ("Master Trust") or gateway blended funds that invest in two or more master portfolios. References to the activities of a gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the accompanying prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

DEBT SECURITIES
---------------

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Commercial Paper
----------------

     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations,"), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

Convertible Securities
----------------------

     Investing in convertible securities that have a strong earnings and credit record may provide current income. A Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Loan Participations
-------------------

     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments
------------------------

     Investments in the following types of high-quality money market instruments that have remaining maturities not exceeding one year are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

U.S. Government Obligations
---------------------------

     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the value of the other securities in a Fund's portfolio, although the Fund may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the Fund to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

Futures and Options Contracts
-----------------------------

     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the relevant Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of options in which a Fund may invest.

     STOCK INDEX OPTIONS. A Fund may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     FOREIGN CURRENCY FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS. A Fund may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, foreign currency futures contracts and foreign currency transactions (together, "Currency Futures") entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities.

The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     INTEREST RATE AND INDEX SWAPS AND SWAP OPTIONS ("SWAPTIONS"). A Fund may enter into interest rate and index swaps and swaptions in pursuit of its investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In a swaption, which is an option to enter into an interest rate swap, in exchange for an option premium, the Fund gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps and swaptions on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap or swaption, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest rate and index swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions or swaptions that may be entered into by the Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap or swaption, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
--------------------------------------------

Emerging Market Securities
--------------------------

     The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

Foreign Obligations and Securities
-----------------------------------

     Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.

     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Investments in currency forward contracts ("forward contracts") may be made to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     Investment in foreign securities may also be made through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

EQUITY SECURITIES
-----------------

     The following equity securities may be purchased by a Fund to the extent such purchase is permitted by its investment objective and strategies.

Closed-End Investment Companies
-------------------------------

     A Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. A Fund will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Small Company Securities
------------------------

     Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Synthetic Convertible Securities
--------------------------------

     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund's to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

OTHER INVESTMENTS AND TECHNIQUES
--------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Initial Public Offerings
------------------------

     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Loans of Portfolio Securities
-----------------------------

     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Other Investment Companies
--------------------------

     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Fund's non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company; (ii) 5% of such Fund's total assets with respect to any one investment company; and (iii) 10% of such Fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     ISHARES. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Privately Issued Securities
---------------------------

     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------

     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.

     The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.


     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

Unrated Investments
-------------------

     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 142 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

                             POSITION HELD                                                                       OTHER PUBLIC
                                 WITH                                                                             COMPANY OR
                              REGISTRANT/                                                                         INVESTMENT
NAME, AGE AND                  LENGTH OF                          PRINCIPAL OCCUPATION(S)                           COMPANY
ADDRESS                        SERVICE/1/                           DURING PAST 5 YEARS                          DIRECTORSHIPS
-----------------------    ----------------    -------------------------------------------------------------    --------------
                                                        INDEPENDENT TRUSTEES
Thomas S. Goho, 64         Trustee,            Chair of Finance, Wake Forest University, since 2006. Wake             N/A
                           since 1987          Forest University, Calloway School of Business and
                                               Accountancy, Benson-Pruitt Professorship since 1999.
                                               Associate Professor of Finance 1994-1999.
Peter G. Gordon, 64        Trustee,            Chairman, CEO and Co-Founder of Crystal Geyser Water                   N/A
                           since 1998;         Company and President of Crystal Geyser Roxane Water
                           (Chairman,          Company.
                           since 2001).
Richard M. Leach, 73       Trustee, since      Retired. President of Richard M. Leach Associates (a                   N/A
                           1987                financial consulting firm).
Olivia Mitchell, 53        Trustee, since      Professor of Insurance and Risk Management, Wharton                    N/A
                           2006                School, University of Pennsylvania. Director of the Boettner
                                               Center on Pensions and Retirement Research. Research
                                               Associate and Board member, Penn Aging Research Center.
                                               Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 54       Trustee, since      Senior Counselor to the public relations firm of                       N/A
                           1996                Himle-Horner and Senior Fellow at the Humphrey Institute,
                                               Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 66      Trustee, since      Principal of the law firm of Willeke & Daniels.                        N/A
                           1996

                             POSITION HELD                                                                       OTHER PUBLIC
                                 WITH                                                                             COMPANY OR
                              REGISTRANT/                                                                         INVESTMENT
NAME, AGE AND                  LENGTH OF                           PRINCIPAL OCCUPATION(S)                          COMPANY
ADDRESS                        SERVICE/1/                            DURING PAST 5 YEARS                         DIRECTORSHIPS
----------------------    ------------------    ------------------------------------------------------------    --------------
                                                        INTERESTED/2/ TRUSTEE
J. Tucker Morse, 62       Trustee, since        Private Investor/Real Estate Developer.                               N/A
                          1987
                                                              OFFICERS
Karla M. Rabusch, 47      President, since      Executive Vice President of Wells Fargo Bank, N.A.                    N/A
                          2003                  President of Wells Fargo Funds Management, LLC. Senior
                                                Vice President and Chief Administrative Officer of Wells
                                                Fargo Funds Management, LLC from March 2001 to March
                                                2003. Vice President of Wells Fargo Bank, N.A. from
                                                December 1997 to May 2000.
A. Erdem Cimen, 33        Treasurer, since      Vice President of Wells Fargo Bank, N.A. and Vice                     N/A
                          2006                  President of Financial Operations for Wells Fargo Funds
                                                Management, LLC. Vice President and Group Finance
                                                Officer of Wells Fargo Bank, N.A. Auto Finance Group from
                                                2004 to 2006. Vice President of Portfolio Risk Management
                                                for Wells Fargo Bank, N.A. Auto Finance Group in 2004.
                                                Director of Small Business Services Risk Management for
                                                American Express Travel Related Services from 2000 to
                                                2001.
C. David Messman, 46      Secretary, since      Vice President and Managing Senior Counsel of Wells Fargo             N/A
                          2000                  Bank, N.A. and Senior Vice President and Secretary of Wells
                                                Fargo Funds Management, LLC. Vice President and Senior
                                                Counsel of Wells Fargo Bank, N.A. from 1996 to 2003.
Dorothy Peters, 44        Chief                 Chief Compliance Officer of Wells Fargo Funds                         N/A
                          Compliance            Management, LLC since 2004 and Compliance Officer of
                          Officer, since        Wells Fargo Funds Management, LLC from 1999 to 2002.
                          2004                  Compliance Manager of Wells Fargo Investments from 1997
                                                to 1999. In 2002, Ms. Peters left Wells Fargo Funds
                                                Management, LLC to pursue personal goals.

------
1 Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
2 BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.

     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met twice during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2006, each Trustee received an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also received a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman (formerly referred to as the Lead Trustee) of the Fund Complex received an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

     Effective January 1, 2006, each Trustee receives an annual retainer (payable quarterly) of $102,000 from the Fund Complex. Each Trustee also receives a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex receives an additional $34,000 annual retainer and the Chairperson of the Audit Committee receives an additional $12,000 annual retainer, for the additional work and time devoted by the Chairperson.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year ended September 30, 2006, the Trustees received the following compensation:

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED SEPTEMBER 30, 2006

                            INTERESTED TRUSTEE                        INDEPENDENT TRUSTEES
                            J. TUCKER            THOMAS S.   PETER G.   RICHARD M.   OLIVIA S.   TIMOTHY J.   DONALD C.
FUND                        MORSE                GOHO        GORDON     LEACH        MITCHELL/1/ PENNY        WILLEKE
C&B Large Cap Value         $                    $           $          $            $           $            $
Diversified Equity          $                    $           $          $            $           $            $
Diversified Small Cap       $                    $           $          $            $           $            $
Emerging Growth             $                    $           $          $            $           $            $
Equity Income               $                    $           $          $            $           $            $
Equity Value                $                    $           $          $            $           $            $
Growth Equity               $                    $           $          $            $           $            $
Index                       $                    $           $          $            $           $            $
Large Cap Appreciation      $                    $           $          $            $           $            $
Large Cap Appreciation      $                    $           $          $            $           $            $
Small Company Growth        $                    $           $          $            $           $            $
Small Company Value         $                    $           $          $            $           $            $
Strategic Small Cap Value   $                    $           $          $            $           $            $
TOTAL COMPENSATION FROM     $                    $           $          $            $           $            $
THE FUND COMPLEX/2/

------
1 Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.
2 Includes Trustee compensation received by other funds within the entire Fund Complex (consisting of 142 funds).

     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2006, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2006

                            INTERESTED
                            TRUSTEE                                          INDEPENDENT TRUSTEES
                            J. TUCKER        THOMAS S.        PETER G.         RICHARD M.       TIMOTHY J.       DONALD C.
FUND                        MORSE            GOHO             GORDON           LEACH            PENNY            WILLEKE
C&B Large Cap Value         $0               $0               $0               $0               $0               $0
Diversified Equity          $0               $0               $0               $0               $0               $0
Diversified Small Cap       $0               $0               $0               $0               $0               $0
Emerging Growth             $0               $0               $0               $0               $0               $0
Equity Income               $0               $0               $0               $0               $0               $0
Equity Value                $0               $0               $0               $0               $0               $0
Growth Equity               $0               $0               $0               $0               $0               $0
Index                       $0               $0               $0               $0               $0               $0
Large Cap Appreciation      $0               $0               $0               $0               $0               $0
Large Cap Appreciation      $0               $0               $0               $0               $0               $0
Small Company Growth        $0               $0               $0               $0               $0               $0
Small Company Value         $0               $0               $0               $0               $0               $0
Strategic Small Cap Value   $0               $0               $0               $0               $0               $0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                  over $100,000    over $100,000    over $100,000    over $100,000    over $100,000    over $100,000

------
1 Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 142 funds).

     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2006, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------

     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

     The Funds operate under two types of advisory arrangements: (i) gateway feeder Funds that invest in a single corresponding master portfolio of Master Trust and have "dormant" advisory arrangements at the gateway level (except for the C&B Large Cap Value Fund and the Large Cap Appreciation Fund); and (ii) gateway blended Funds that invest in two or more master portfolios of Master Trust and have both active and dormant advisory arrangements at the gateway level.

     As described in the first category above, the gateway feeder Funds each invest 100% of their assets in a single respective master portfolio of Master Trust. Because the gateway feeder Funds invest all of their assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level. However, in order to preserve flexibility to allow the gateway feeder Funds to either invest in more than one master portfolio of Master Trust or to convert to a stand-alone Fund with a direct advisory relationship, each gateway feeder Fund, except for the C&B Large Cap Value Fund and the Large Cap Appreciation Fund, has a "dormant" advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees from a gateway feeder Fund as long as the gateway feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio of Master Trust. If a gateway feeder Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios (a gateway blended Fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including a determination of the asset allocation of the Fund's investment in various master portfolios. If a gateway feeder Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Funds Management would be entitled to receive the dormant advisory rate (pass-through advisory fee) listed below which mirrors the current advisory fee charged by Funds Management to the Master Trust portfolio in which the gateway feeder Fund invests for the management of those assets.

                                              DORMANT                       ANNUAL RATE**
                              ACTIVE           ASSET                      (AS A PERCENTAGE
GATEWAY                      ADVISORY     ALLOCATIONFEES*                  OF NET ASSETS)
FEEDER FUND                    FEES       PRIOR TO 8/1/04                 EFFECTIVE 8/1/04
C&B Large Cap Value         0.00%                    N/A        N/A         First $500M          0.75%
                                                                             Next $500M          0.70%
                                                                               Next $2B          0.65%
                                                                               Next $2B         0.625%
                                                                               Next $5B          0.60%
Emerging Growth             0.00%        0.25%                0.90%         First $500M          0.90%
                                                                             Next $500M          0.85%
                                                                               Next $2B          0.80%
                                                                               Next $2B         0.775%
                                                                               Over $5B          0.75%
Equity Income               0.00%        0.25%                0.75%         First $500M          0.75%
                                                                             Next $500M          0.70%
                                                                               Next $2B          0.65%
                                                                               Next $2B         0.625%
                                                                               Over $5B          0.60%
Equity Value                0.00%        0.25%                0.75%         First $500M          0.75%
                                                                             Next $500M          0.70%
                                                                               Next $2B          0.65%
                                                                               Next $2B         0.625%
                                                                               Over $5B          0.60%
Index                       0.00%        0.25%                0.15%           First $1B          0.10%
                                                                               Next $4B         0.075%
                                                                               Over $5B          0.05%
Large Cap Appreciation      0.00%                    N/A      0.70%           First $1B          0.70%
                                                                               Next $2B          0.65%
                                                                               Next $2B         0.625%
                                                                               Over $5B          0.60%
Large Company Growth        0.00%        0.25%                0.75%         First $500M          0.75%
                                                                             Next $500M          0.70%
                                                                               Next $2B          0.65%
                                                                               Next $2B         0.625%
                                                                               Over $5B          0.60%
Small Company Growth        0.00%        0.25%                0.90%         First $500M          0.90%
                                                                             Next $500M          0.85%
                                                                               Next $2B          0.80%
                                                                               Next $2B         0.775%
                                                                               Over $5B          0.75%
Small Company Value         0.00%        0.25%                0.90%         First $500M          0.90%
                                                                             Next $500M          0.85%
                                                                               Next $2B          0.80%
                                                                               Next $2B         0.775%
                                                                               Over $5B          0.75%
Strategic Small Cap         0.00%        0.25%                0.90%         First $500M          0.90%
                                                                             Next $500M          0.85%
                                                                               Next $2B          0.80%
                                                                               Next $2B         0.775%
                                                                               Over $5B          0.75%

------
* Represents the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a gateway blended Fund.
** Represents the advisory fee payable to Funds Management as Adviser to the portfolio(s) of Master Trust in which the Fund invests. This would be the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a stand-alone Fund.

     As described in the second category above, the following gateway blended Funds invest their respective assets in two or more master portfolios of Master Trust. For each of these Funds, Funds Management determines the master portfolios of Master Trust in which each gateway blended Fund invests and the percentage allocation that such Fund would make to each master portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets as indicated in the chart below. In order to preserve flexibility to convert to a stand-alone fund with a direct advisory relationship, the gateway blended Fund has entered into a "dormant" advisory arrangement with Funds Management. If a gateway blended Fund redeems assets from a master portfolio and invests these assets directly in a portfolio of securities, Funds Management will be entitled to receive a fee for the management of those assets that mirrors the master level dormant advisory fee indicated below.

                                                      MASTER LEVEL
                                ADVISORY FEES           DORMANT
GATEWAY                        (MAXIMUM ASSET           ADVISORY
BLENDED FUNDS                 ALLOCATION FEES)           FEES*
Diversified Equity                   0.25%                0.72%
Diversified Small Cap                0.25%                0.87%
Growth Equity                        0.25%                0.97%

------
* Because the gateway blended Funds invest in two or more Master Trust portfolios with varying advisory fees, the dormant advisory fees reflect a blended fee rate.

     Advisory Fees Paid. For the fiscal year ends shown in the tables below, the Funds listed below paid the following advisory fees, and the investment adviser waived the indicated fees. The Emerging Growth Fund and Strategic Small Cap Value Fund are not shown in the table below because they did not commence operations until January 1, 2007, and October 31, 2006, respectively.

                              YEAR ENDED              YEAR ENDED                 YEAR ENDED
                               9/30/06                  9/30/05                    9/30/04
                                       FEES                      FEES                       FEES
FUND                      FEES PAID   WAIVED    FEES PAID       WAIVED      FEES PAID      WAIVED
Diversified Equity            $          $     $1,412,957    $2,087,065    $2,826,634    $714,807
Diversified Small Cap         $          $     $  908,161    $  355,949    $  933,072    $ 49,441
Equity Income                 $          $     $        0    $        0    $        0    $280,861
Equity Value                  $          $     $        0    $        0    $        0    $173,498
Growth Equity                 $          $     $  886,352    $  489,126    $1,168,745    $177,376
Index                         $          $     $        0    $        0    $        0    $576,797
Large Cap Appreciation        $          $     $        0    $        0    $        0    $ 25,119
Large Company                 $          $     $        0    $        0    $        0    $674,325
Growth
Small Company                 $          $     $        0    $        0    $        0    $249,124
Growth
Small Company Value           $          $     $        0    $        0    $        0    $130,231

     Former AIC Trust Fund. As discussed in the "Historical Fund Information" section, the C&B Large Cap Value Fund was created as part of the reorganization of the C&B Large Cap Value Portfolio of AIC Trust into the C&B Large Cap Value Fund of Funds Trust. Prior to the reorganization, Cooke & Bieler, L.P. ("C&B") served as the investment adviser to the predecessor portfolio of the Fund, and was entitled to receive an annual fee equal to 0.63% of the average daily net assets of the predecessor portfolio. Until December 6, 2004, the Fund, like its predecessor portfolio, was a stand-alone fund. The Fund was converted into a gateway feeder fund on December 6, 2004. The table below shows the advisory fees paid by the Fund and the predecessor portfolio of the Fund. For the periods indicated below, the Fund or the predecessor portfolio of the Fund paid the following advisory fees to the respective adviser and the respective adviser waived the indicated amounts.

                 YEAR ENDED 9/30/06    11/1/04 - 9/30/05      7/26/04 - 10/31/04    11/1/03 - 7/25/04
FUND                 FUNDS MGMT            FUNDS MGMT             FUNDS MGMT               C&B
                              FEES                  FEES                   FEES                  FEES
                 FEES PAID   WAIVED   FEES PAID    WAIVED    FEES PAID    WAIVED    FEES PAID   WAIVED
C&B Large Cap        $          $         $0      $94,886     $48,579    $67,908    $109,202      $0
Value

                                   YEAR ENDED 10/31/03
FUND                                       C&B
                                                    FEES
                                 FEES PAID         WAIVED
C&B Large Cap Value Fund         $101,093         $7,102

     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisors
-----------------------

     Funds Management has engaged Artisan Partners Limited Partnership ("Artisan"), Cadence Capital Management, LLC ("Cadence"), Cooke & Bieler, L.P. ("Cooke & Bieler"), LSV Asset Management ("LSV"), New Star Institutional Managers Limited ("New Star"), Peregrine Capital Management, Inc. ("Peregrine"), Smith Asset Management Group ("Smith"), SSgA Funds Management, ("SSgA") Systematic Financial Management, L.P. ("Systematic") and Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, to serve as investment sub-advisers to the master portfolios of Master Trust in which the gateway blended and gateway feeder Funds invest, as listed in the charts below (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Subject to the direction of the Trust's and Master Trust's Boards and the overall supervision and control of Funds Management, the Trust and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trust's and Master Trust's Boards and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to an affiliated Sub-Adviser.

     Similar to the "dormant" investment advisory arrangement with Funds Management, each gateway Fund, except the C&B Large Cap Value Fund and Large Cap Appreciation Fund, has a dormant sub-advisory arrangement with some or all of the sub-advisers that sub-advise the master portfolio(s) in which the gateway Funds invest. Under such an arrangement, a sub-adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would be entitled to receive a sub-advisory fee at the same rate the sub-adviser received from the master portfolio for investing the portion of the gateway Fund's assets formerly invested in the master portfolio. The sub-adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services. The dormant sub-advisory fees that would be charged to the gateway Funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.

MASTER
PORTFOLIO                      SUB-ADVISER            FEES PRIOR TO 1/1/06                   CURRENT FEES
 C&B Large Cap Value        Cooke & Bieler        First $250M        0.45%           First $250M            0.45%
                                                   Next $250M        0.40%            Next $250M            0.40%
                                                   Next $250M        0.35%            Next $250M            0.35%
                                                   Over $750M        0.30%             Over$750M            0.30%
 Disciplined Growth              Smith            First $200M        0.30%           First $200M            0.30%
                                                   Next $300M        0.20%            Next $300M            0.20%
                                                   Over $500M        0.15%            Over $500M            0.15%
 Emerging Growth/1/          Wells Capital            N/A             N/A            First $100M            0.55%
                              Management                                              Next $100M            0.50%
                                                                                      Over $200M            0.40%

                                                                                            First $100M         0.35%
                                                         First $200M         0.25%           Next $100M         0.30%
                                    Wells Capital         Next $200M         0.20%           Next $300M         0.20%
Equity Income                         Management          Over $400M         0.15%           Over $500M         0.15%

 Equity Value                         Systematic         First $150M         0.30%          First $150M         0.30%
                                                          Next $200M         0.20%           Next $200M         0.20%
                                                           Next$400M         0.15%           Next $400M         0.15%
                                                          Next $250M         0.13%           Next $250M         0.13%
                                                           Over $1B          0.10%            Over $1B          0.10%
 Index                              Wells Capital        First $200M         0.02%          First $100M         0.05%
                                      Management          Over $200M         0.01%           Next $100M         0.03%
                                                                                             Over $200M         0.02%
 International Core/2/                 New Star           First $50M         0.35%           First $50M         0.35%
                                                          Next $500M         0.29%           Next $500M         0.29%
                                                          Over $550M         0.20%           Over $550M         0.20%
 International Growth                  Artisan            All asset          0.70%          First $250M         0.70%
                                       Partners             levels                           Over $250M         0.50%
 International Index/3/                  SSgA            First $100M         0.08%          First $100M         0.08%
                                                          Over $100M         0.06%           Over $100M         0.06%
 International Value                     LSV             First $150M         0.35%          First $150M         0.35%
                                                          next $350M         0.40%           Next $350M         0.40%
                                                          Next $250M         0.35%           Next $250M         0.35%
                                                          Next $250M        0.325%           Next $250M        0.325%
                                                           Over $1B          0.30%            Over $1B          0.30%
 Large Cap Appreciation                Cadence           First $250M         0.30%          First $250M         0.30%
                                                          Next $250M         0.20%           Next $250M         0.20%
                                                          Next $500M         0.15%           Next $500M         0.15%
                                                           Over $1B          0.10%            Over $1B          0.10%
 Large Company Growth                 Peregrine           First $25M         0.75%           First $25M         0.75%
                                                           Next $25M         0.60%            Next $25          0.60%
                                                          Next $225M         0.50%           Next $225M         0.50%
                                                          Over $275M         0.30%           Over $275M         0.30%
 Small Cap Index                    Wells Capital        First $200M         0.02%          First $100M         0.05%
                                      Management          Over $200M         0.01%           Next $100M         0.03%
                                                                                             Over $200M         0.02%
 Small Company Growth                 Peregrine           First $50M         0.90%           First $50M         0.90%
                                                          Next $130M         0.75%           Next $130M         0.75%
                                                          Next $160M         0.65%           Next $160M         0.65%
                                                          Next $345M         0.50%           Next $345          0.50%
                                                           Next $50M         0.52%            Next $50M         0.52%
                                                          Over $735M         0.55%           Over $735M         0.55%
 Small Company Value                  Peregrine          First $175M         0.50%          First $175M         0.50%
                                                          Over $175M         0.75%           Over $175M         0.75%
 Strategic Small Cap Value/4/       Wells Capital            N/A              N/A                               0.45%
                                                                                              $0-200M
                                      Management                                                                0.40%
                                                                                               >$200M

------
1    This Portfolio commence operations on January 31, 2007.
2 Effective October 6, 2004, New Star Institutional Managers Limited began providing sub-advisory services to the International Core Portfolio subject to the sub-advisory rate referenced above. Prior to October 6, 2004, Wells Capital Management Incorporated served as the Portfolio's sub-advisor and received a sub-advisory fee at a rate as a percentage of net assets of 0.35% for assets from $0 to $200 million and 0.25% for assets greater than $200 million.
3 Effective May 27, 2005, SSgA Funds Management began providing sub-advisory services to the International Index Portfolio subject to the sub-advisory rate referenced above. Prior to May 27, 2005, Barclays
     Global Fund Advisors served as the Portfolio's sub-advisor and received a sub-advisory fee at a rate as a percentage of net assets of 0.30% for all asset levels.
4    This Portfolio commenced operations on January 31, 2006.

     Unaffiliated Sub-Advisers. Listed below is the aggregate dollar amount of
     -------------------------
sub-advisory fees paid by each Fund to the following unaffiliated sub-advisers for the Funds' past three fiscal years ended September 30.

2006            FUND/MASTER PORTFOLIO          SUB-ADVISER      FEES PAID      FEES WAIVED/REIMBURSED
              Equity Value Portfolio            Systematic     $              $
          International Growth Portfolio         Artisan       $              $
           International Index Portfolio         Barclays      $              $
           International Index Portfolio           SSgA        $              $
           International Value Portfolio           LSV         $              $
              Large Cap Appreciation             Cadence       $              $

2005           FUND/MASTER PORTFOLIO          SUB-ADVISER      FEES PAID      FEES WAIVED/REIMBURSED
             Equity Value Portfolio            Systematic    $        0      $0
         International Growth Portfolio/1/      Artisan      $1,003,874      $0
          International Index Portfolio/2/      Barclays     $  238,800      $0
          International Index Portfolio/3/        SSgA       $   39,911      $0
          International Value Portfolio           LSV        $  483,065      $0
              Large Cap Appreciation            Cadence      $  311,196      $0

------
1    For the period October 6, 2004 to September 30, 2005.
2    For the period October 6, 2004 to May 26, 2005.
3    For the period May 27, 2005 to September 30, 2005.

2004          FUND/MASTER PORTFOLIO        SUB-ADVISER   FEES PAID   FEES WAIVED/REIMBURSED
           C&B Large Cap Value Fund*           C&B      $181,566    $0
            Equity Value Portfolio          Systematic  $571,190    $0
        International Value Portfolio**        LSV      $581,958    $0
       Large Cap Appreciation Portfolio      Cadence    $296,774    $0

* For the period July 26, 2004 through the Fund's fiscal year ended October 31, 2004.
** For the period October 31, 2003 (the commencement of the Portfolio) through September 30, 2004.

Portfolio Managers
------------------

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of September 30, 2006, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows. Reference to management of a Fund, except the Diversified Equity, Diversified Small Cap and Growth Equity Funds, is meant to refer to management of the corresponding master portfolio in which the Fund invests, and not to management of the Fund itself. The Diversified Equity, Diversified Small Cap and Growth Equity Funds invest in more than one master portfolio and the Portfolio Managers listed for those Funds are responsible for allocating the assets among the master portfolios.

FUND                    MASTER PORTFOLIO                 SUB-ADVISER         PORTFOLIO MANAGERS
----------------------- -------------------------------  ------------------  ------------------------
C&B Large Cap Value     C&B Large Cap Value Portfolio    C&B                 Kermit S. Eck, CFA
                                                                             Daren C. Heitman, CFA
                                                                             Michael M. Meyer, CFA
                                                                             James R. Norris
                                                                             Edward W. O'Connor, CFA
                                                                             R. James O'Neil, CFA
                                                                             Mehul Trivedi, CFA
Diversified Equity      INVESTS IN MULTIPLE MASTER       Funds Management    Thomas C. Biwer, CFA
                        PORTFOLIOS                                           Christian L. Chan, CFA
                                                                             Andrew Owen, CFA
Diversified Small Cap   INVESTS IN MULTIPLE MASTER       Funds Management    Thomas C. Biwer, CFA
                        PORTFOLIOS                                           Christian L. Chan, CFA
                                                                             Andrew Owen, CFA

FUND                        MASTER PORTFOLIO                    SUB-ADVISER                 PORTFOLIO MANAGERS
--------------------------- ----------------------------------  --------------------------  ---------------------------
Emerging Growth             Emerging Growth Portfolio           Wells Capital Management    Brandon M. Nelson, CFA
                                                                                            Thomas C. Ognar, CFA
                                                                                            Bruce C. Olson, CFA
Equity Income               Equity Income Portfolio             Wells Capital Management    Gary J. Dunn, CFA
                                                                                            David L. Roberts, CFA
                                                                                            Robert M. Thornburg
Equity Value                Equity Value Portfolio              Systematic                  D. Kevin McCreesh, CFA
                                                                                            Ronald M. Mushock, CFA
Growth Equity               INVESTS IN MULTIPLE MASTER          Funds Management            Thomas C. Biwer, CFA
                            PORTFOLIOS                                                      Christian L. Chan, CFA
                                                                                            Andrew Owen, CFA
Index                       Index Portfolio                     Wells Capital Management    Gregory T. Genung, CFA
Large Cap Appreciation      Large Cap Appreciation Portfolio    Cadence                     William B. Bannick, CFA
                                                                                            Robert L. Fitzpatrick, CFA
                                                                                            Mike Skillman
Large Company Growth        Large Company Growth Portfolio      Peregrine                   John S. Dale, CFA
                                                                                            Gary E. Nussbaum, CFA
Small Company Growth        Small Company Growth Portfolio      Peregrine                   William A. Grierson
                                                                                            Daniel J. Hagen, CFA
                                                                                            Robert B. Mersky, CFA
                                                                                            James P. Ross, CFA
                                                                                            Paul E. von Kuster, CFA
Small Company Value         Small Company Value Portfolio       Peregrine                   Jason R. Ballsrud, CFA
                                                                                            Tasso H. Coin, Jr., CFA
                                                                                            Douglas G. Pugh, CFA
Strategic Small Cap Value   Strategic Small Cap Value           Wells Capital Management    Dale E. Benson, Ph.D.,
                            Portfolio                                                       CFA
                                                                                            Mark D. Cooper, CFA
                                                                                            Robert J. Costomiris, CFA,
                                                                                            Craig R. Pieringer, CFA,
                                                                                            I. Charles Rinaldi
                                                                Funds Management            Thomas C. Biwer, CFA
                                                                                            Christian L. Chan, CFA
                                                                                            Andrew Owen, CFA

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."

                                REGISTERED          OTHER POOLED
                           INVESTMENT COMPANIES INVESTMENT VEHICLES    OTHER ACCOUNTS
                             NUMBER     TOTAL     NUMBER     TOTAL     NUMBER     TOTAL
                               OF       ASSETS      OF       ASSETS      OF      ASSETS
PORTFOLIO MANAGER           ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS   MANAGED
C&B
 Kermit S. Eck, CFA                   $                    $                    $
 Daren C. Heitman, CFA                $                    $                    $
 Michael M. Meyer, CFA                $                    $                    $
 James R. Norris                      $                    $                    $
 Edward W. O'Connor, CFA              $                    $                    $
 R. James O'Neil, CFA                 $                    $                    $

                                   REGISTERED          OTHER POOLED
                              INVESTMENT COMPANIES INVESTMENT VEHICLES    OTHER ACCOUNTS
                                NUMBER     TOTAL     NUMBER     TOTAL     NUMBER     TOTAL
                                  OF       ASSETS      OF       ASSETS      OF      ASSETS
PORTFOLIO MANAGER              ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS   MANAGED
 Mehul Trivedi, CFA                      $                    $                    $
CADENCE
 William B. Bannick, CFA                 $                    $                    $
 Robert L. Fitzpatrick, CFA              $                    $                    $
 Mike Skillman
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA                    $                    $                    $
 Christian L. Chan, CFA                  $                    $                    $
 Andrew Owen, CFA                        $                    $                    $
PEREGRINE
 Jason R. Ballsrud, CFA                  $                    $                    $
 Tasso H. Coin, Jr., CFA                 $                    $                    $
 John S. Dale, CFA                       $                    $                    $
 William A. Grierson                     $                    $                    $
 Daniel J. Hagen, CFA                    $                    $                    $
 Robert B. Mersky, CFA                   $                    $                    $
 Gary E. Nussbaum, CFA                   $                    $                    $
 Douglas G. Pugh, CFA                    $                    $                    $
 James P. Ross, CFA                      $                    $                    $
 Paul E. von Kuster, CFA                 $                    $                    $
SYSTEMATIC
 D. Kevin McCreesh, CFA                  $                    $                    $
 Ronald M. Mushock, CFA                  $                    $                    $
WELLS CAPITAL MANAGEMENT
 Dale E. Benson, Ph.D., CFA              $                    $                    $
 Mark D. Cooper, CFA                     $                    $                    $
 Robert J. Costomiris, CFA               $                    $                    $
 Gary J. Dunn, CFA                       $                    $                    $
 Gregory T. Genung, CFA                  $                    $                    $
 Brandon M. Nelson, CFA                  $                    $                    $
 Thomas C. Ognar, CFA                    $                    $                    $
 Bruce C. Olson, CFA                     $                    $                    $
 Craig R. Pieringer, CFA                 $                    $                    $
 I. Charles Rinaldi                      $                    $                    $
 David L. Roberts, CFA                   $                    $                    $
 Robert M. Thornburg                     $                    $                    $

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

                           REGISTERED          OTHER POOLED
                      INVESTMENT COMPANIES INVESTMENT VEHICLES    OTHER ACCOUNTS
                        NUMBER     TOTAL     NUMBER     TOTAL     NUMBER     TOTAL
                          OF       ASSETS      OF       ASSETS      OF      ASSETS
PORTFOLIO MANAGER*     ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS   MANAGED
C&B
 Kermit S. Eck, CFA              $                    $                    $

                                   REGISTERED          OTHER POOLED
                              INVESTMENT COMPANIES INVESTMENT VEHICLES    OTHER ACCOUNTS
                                NUMBER     TOTAL     NUMBER     TOTAL     NUMBER     TOTAL
                                  OF       ASSETS      OF       ASSETS      OF      ASSETS
PORTFOLIO MANAGER*             ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS   MANAGED
 Daren C. Heitman, CFA                   $                    $                    $
 Michael M. Meyer, CFA                   $                    $                    $
 James R. Norris                         $                    $                    $
 Edward W. O'Connor, CFA                 $                    $                    $
 R. James O'Neil, CFA                    $                    $                    $
 Mehul Trivedi, CFA                      $                    $                    $
CADENCE
 William B. Bannick, CFA                 $                    $                    $
 Robert L. Fitzpatrick, CFA              $                    $                    $
 Mike Skillman
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA                    $                    $
 Christian L. Chan, CFA                  $                    $
 Andrew Owen, CFA                        $                    $
PEREGRINE
 Jason R. Ballsrud, CFA                  $                    $                    $
 Tasso H. Coin, Jr., CFA                 $                    $                    $
 John S. Dale, CFA                       $                    $                    $
 William A. Grierson                     $                    $                    $
 Daniel J. Hagen, CFA                    $                    $                    $
 Robert B. Mersky, CFA                   $                    $                    $
 Gary E. Nussbaum, CFA                   $                    $                    $
 Douglas G. Pugh, CFA                    $                    $                    $
 James P. Ross, CFA                      $                    $                    $
 Paul E. von Kuster, CFA                 $                    $                    $
SYSTEMATIC
 D. Kevin McCreesh, CFA                  $                    $                    $
 Ronald M. Mushock, CFA                  $                    $                    $
WELLS CAPITAL MANAGEMENT
 Dale E. Benson, Ph.D., CFA              $                    $                    $
 Mark D. Cooper, CFA                     $                    $                    $
 Robert J. Costomiris, CFA               $                    $                    $
 Gary J. Dunn, CFA                       $                    $                    $
 Gregory T. Genung, CFA                  $                    $                    $
 Brandon M. Nelson, CFA                  $                    $                    $
 Thomas C. Ognar, CFA                    $                    $                    $
 Bruce C. Olson, CFA                     $                    $                    $
 Craig R. Pieringer, CFA                 $                    $                    $
 I. Charles Rinaldi                      $                    $                    $
 David L. Roberts, CFA                   $                    $                    $
 Robert M. Thornburg                     $                    $                    $

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

     C&B. In the case of C&B, the Portfolio Managers manage accounts on a team basis. Performance and allocation of securities are closely monitored to ensure equal treatment. Accordingly, the Portfolio Managers may be subject to the potential conflicts of interests described above.

     CADENCE. The Portfolio Managers of Cadence may be subject to the potential conflicts of interests described above with their management of the Funds in relationship with their management of the other accounts or registered investment companies, however they do have procedures and systems in place to pro rate the shares across all accounts to minimize any conflicts.

     FUNDS MANAGEMENT. In the case of Funds Management, the Portfolio Managers allocate interests in mutual funds between different funds, however, they may still be subject to the potential conflicts of interests described above.

     PEREGRINE. In the case of Peregrine, the Portfolio Managers hold the same securities in the same proportionate weightings, subject to client and float/liquidity constraints and cash flows. Performance and allocation of securities are closely monitored to ensure equal treatment. Accordingly, the Portfolio Managers may be subject to the potential conflicts of interests described above.

     SYSTEMATIC. The Portfolio Managers of Systematic may be subject to the potential conflicts of interests described above with their management of the Funds in relationship with their management of the other accounts or registered investment companies, however, they do have procedures and systems in place to pro rate the shares across all accounts to minimize any conflicts.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

     COMPENSATION. The Portfolio Managers were compensated, by their employing
     ------------
Adviser or Sub-Adviser (as the case may be) from the advisory fees using the following compensation structures:

     C&B COMPENSATION. The C&B Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. They each receive a fixed cash salary and an annual bonus from a bonus pool based on the pre-tax performance of individual securities selected by the Portfolio Managers. C&B measures performance of securities against the S&P 500 Index and the Russell 1000 Value Index for the Large Cap Value strategy accounts. Bonus allocations are determined by an annual peer review process conducted by the investment team. Allocations vary depending primarily on the four-year rolling investment results attributed to each individual security. The Portfolio Managers also receive a fixed deferred compensation. Partners of C&B receive a return proportionate to their investment based upon the firm's overall success.

     CADENCE COMPENSATION: Cadence's Portfolio Managers are compensated with fixed cash salaries, pension and retirement plans. The Portfolio Managers receive annual incentive bonuses based on individual performance and overall company revenues, rather than on account investment performance. Portfolio Managers also have equity ownership in the firm that vests over time from which they receive quarterly dividend payments.

     FUNDS MANAGEMENT COMPENSATION. The Portfolio Managers were compensated using a fixed cash salary, an annual bonus based in part on pre-tax performance of the mutual funds managed, deferred compensation, options, as well as a pension and retirement plan. Funds Management measures fund performance against a Lipper peer group average composite benchmark over a three-year rolling period. Bonus allocations depend on fund performance, market share goals, individual job objective and overall profitability of the business.

     PEREGRINE COMPENSATION: Peregrine's Portfolio Managers are compensated with a fixed cash salary containing an incentive component. The incentive component is based on the company's revenue generated by the firm's investment style. Revenue reflects investment performance, client retention and asset growth, aligning interests of portfolio managers with their clients. The Portfolio Managers are limited to 25 relationships or a predetermined level of assets under management, whichever occurs first to enable the Portfolio Managers to be intimately involved in each relationship and ensure that size does not overwhelm investment opportunities. A portion of the Portfolio Managers' incentives are tied to Peregrine's overall profitability. Finally, a portion of the incentive compensation is tied to pre-tax investment performance relative to standard indices. Performance-based incentive compensation applies to all accounts. The strategy employed in the Small Company Growth Fund is compared to the Russell 2000 Index and the Lipper Small Cap Growth Average over one, three, and five years. The strategy employed in the Small Company Value Fund is compared to the Russell 2000 Value Index and the Lipper Small Cap Value Average over one, three, and five years. The strategy employed in the Large Company Growth Fund is compared to the Russell 1000 Growth Index and the Lipper Large Cap Growth Average over one, three, and five years.

     SYSTEMATIC COMPENSATION. Systematic's Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. Compensation is based in part on performance measured against the Russell 1000 Index and the Russell 1000 Value Index.

     WELLS CAPITAL MANAGEMENT COMPENSATION. Wells Capital Management's Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance. Bonus allocations depend on fund performance, market share goals, individual job objectives and overall profitability of the business. Portfolio performance is measured against the following benchmarks over the length of time indicated:

PORTFOLIO MANAGER            BENCHMARK                             LENGTH OF TIME
---------------------------- ------------------------------------  ------------------------------------
Dale E. Benson, Ph.D., CFA   Wilshire Dow Jones Micro Cap Index    One calendar year period
                             Russell 2000 Value Index
                             Russell 2500 Value Index
Mark D. Cooper, CFA          Wilshire Dow Jones Micro Cap Index    One calendar year period
                             Russell 2000 Value Index
                             Russell 2500 Value Index
Robert J. Costomiris, CFA    Lipper Large Cap Peer Group           One and three year calendar periods
                             Lipper Mid Cap Peer Group
                             Lipper Small Cap Index
Gary J. Dunn, CFA            Russell 1000 Value Index              One calendar year period
                             Lipper Equity Income Funds Average
Gregory T. Genung, CFA       S&P 500 Index                         One calendar year period
                             S&P BARRA Value
                             S&P 600 Index
Brandon M. Nelson, CFA       Russell 1000 Growth Index             One and three year calendar periods
                             Russell 2000 Growth Index
                             Russell 3000 Growth Index
                             Russell Mid-Cap Growth Index
                             Lipper Large-Cap Growth
                             Lipper Multi-Cap Growth
Thomas C. Ognar, CFA         Russell 1000 Growth Index             One and three year calendar periods
                             Russell 2000 Growth Index
                             Russell 3000 Growth Index
                             Russell Mid-Cap Growth Index
                             Lipper Large-Cap Growth
                             Lipper Multi-Cap Growth
Bruce C. Olson, CFA          Russell 1000 Growth Index             One and three year calendar periods
                             Russell 2000 Growth Index
                             Russell 3000 Growth Index
                             Russell Mid-Cap Growth Index
                             Lipper Large-Cap Growth
                             Lipper Multi-Cap Growth
Craig R. Pieringer, CFA      Wilshire Dow Jones Micro Cap Index    One calendar year period
                             Russell 2000 Value Index
                             Russell 2500 Value Index

                        Russell 2000 Value Index
I. Charles Rinaldi      Russell 2500 Value Index               One calendar year period

David L. Roberts, CFA   Russell 1000 Value Index               One calendar year period
                        Lipper Equity Income Funds Average
Robert M. Thornburg     S&P 500 Index                          One calendar year period
                        Lehman Brothers Aggregate Bond Index
                        Russell 1000 Index

     Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager, the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.

PORTFOLIO MANAGER                  FUND                             BENEFICIAL OWNERSHIP
 C&B
 Kermit S. Eck, CFA                C&B Large Cap Value              $
 Daren C. Heitman, CFA             C&B Large Cap Value              $
 Michael M. Meyer, CFA             C&B Large Cap Value              $
 James R. Norris                   C&B Large Cap Value              $
 Edward W. O'Connor, CFA           C&B Large Cap Value              $
 R. James O'Neil, CFA              C&B Large Cap Value              $
 Mehul Trivedi, CFA                C&B Large Cap Value              $
 CADENCE
 William B. Bannick, CFA           Large Cap Appreciation           $
 Robert L. Fitzpatrick, CFA        Large Cap Appreciation           $
 Mike Skillman                     Large Cap Appreciation           $
 FUNDS MANAGEMENT
 Thomas C. Biwer, CFA              Diversified Equity               $
                                   Diversified Small Cap            $
                                   Growth Equity                    $
                                   Strategic Small Cap Value        $
 Christian L. Chan, CFA            Diversified Equity               $
                                   Diversified Small Cap            $
                                   Growth Equity                    $
                                   Strategic Small Cap Value        $
 Andrew Owen, CFA                  Diversified Equity               $
                                   Diversified Small Cap            $
                                   Growth Equity                    $
                                   Strategic Small Cap Value        $

PORTFOLIO MANAGER                  FUND                             BENEFICIAL OWNERSHIP
 PEREGRINE
 Jason R. Ballsrud, CFA            Small Company Value              $
 Tasso H. Coin, Jr., CFA           Small Company Value              $
 John S. Dale, CFA                 Large Company Growth             $
 William A. Grierson               Small Company Growth             $
 Daniel J. Hagen, CFA              Small Company Growth             $
 Robert B. Mersky, CFA             Small Company Growth             $
 Gary E. Nussbaum, CFA             Large Company Growth             $
 Douglas G. Pugh, CFA              Small Company Value              $
 James P. Ross, CFA                Small Company Growth             $
 Paul E. von Kuster, CFA           Small Company Growth             $
 SYSTEMATIC
 D. Kevin McCreesh, CFA            Equity Value                     $
 Ronald M. Mushock, CFA            Equity Value                     $
 WELLS CAPITAL MANAGEMENT
 Dale E. Benson, Ph.D., CFA        Strategic Small Cap Value        $
 Mark D. Cooper, CFA               Strategic Small Cap Value        $
 Robert J. Costomiris, CFA         Strategic Small Cap Value        $
 Gary J. Dunn, CFA                 Equity Income                    $
 Gregory T. Genung, CFA            Index                            $
 Brandon M. Nelson, CFA            Emerging Growth                  $
 Thomas C. Ognar, CFA              Emerging Growth                  $
 Bruce C. Olson, CFA               Emerging Growth                  $
 Craig R. Pieringer, CFA           Strategic Small Cap Value        $
 I. Charles Rinaldi                Strategic Small Cap Value        $
 David L. Roberts, CFA             Equity Income                    $100,001 - $500,000
 Robert M. Thornburg               Equity Income                    $1 - $10,000

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:

                                                                CLASS-LEVEL
                              FUND-LEVEL ADMIN. FEE              ADMIN. FEE               TOTAL ADMIN FEE
                                                 (% OF             (% OF                                  (% OF
                       AVERAGE DAILY NET     AVERAGE DAILY     AVERAGE DAILY       AVERAGE DAILY      AVERAGE DAILY
SHARE CLASS                  ASSETS           NET ASSETS)       NET ASSETS)         NET ASSETS         NET ASSETS)
 Class A, Class C      First $5 billion           0.05%             0.28%       First $5 billion           0.33%
                        Next $5 billion           0.04%                          Next $5 billion           0.32%
                       Over $10 billion           0.03%                         Over $10 billion           0.31%
 Administrator         First $5 billion           0.05%             0.10%       First $5 billion           0.15%
 Class                  Next $5 billion           0.04%                          Next $5 billion           0.14%
                       Over $10 billion           0.03%                         Over $10 billion           0.13%

Distributor
-----------

     Wells Fargo Funds Distributor, LLC (the "Distributor"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares of the shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     The Distributor has entered and Stephens previously entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign, and Stephens previously assigned, certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

     The tables below show the distribution-related expenses paid to the respective distributor of the Funds for the last fiscal year ended September 30, 2006. The Strategic Small Cap Value Fund is not included in the table below because it did not commence operations until October 31, 2006.

                               DISTRIBUTION FEES

     For the period October 1, 2005, through September 30, 2006, the Funds paid Funds Distributor the following fees for distribution-related services:

                                                  PRINTING &        COMPENSATION         COMP.
                                                    MAILING              TO                TO            OTHER
FUND              TOTAL        ADVERTISING        PROSPECTUS        UNDERWRITERS        BR/DLRS        (EXPLAIN)
 C&B LARGE CAP VALUE
  Class B           $               $                  $                  $                $             $
  Class C           $               $                  $                  $                $             $
 DIVERSIFIED EQUITY
  Class B           $               $                  $                  $                $             $  *
  Class C           $               $                  $                  $                $             $
 EQUITY INCOME
  Class B           $               $                  $                  $                $             $  *
  Class C           $               $                  $                  $                $             $
 EQUITY VALUE
  Class B           $               $                  $                  $                $             $  *
  Class C           $               $                  $                  $                $             $
 GROWTH EQUITY
  Class B           $               $                  $                  $                $             $  *
  Class C           $               $                  $                  $                $             $
 LARGE CAP APPRECIATION
  Class B           $               $                  $                  $                $             $  *
  Class C           $               $                  $                  $                $             $
 LARGE COMPANY GROWTH
  Class B           $               $                  $                  $                $             $  *
  Class C           $               $                  $                  $                $             $
 SMALL COMPANY GROWTH
  Class B           $               $                  $                  $                $             $  *
  Class C           $               $                  $                  $                $             $
 SMALL COMPANY VALUE
  Class B           $               $                  $                  $                $             $  *
  Class C           $               $                  $                  $                $             $

------
**   - WFFD entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class D, Class Z, Administrator Class and Investor Class shares and up to 0.10% of the average daily net assets of the Index Fund's Administrator Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------

     Wells Fargo Bank, N.A.(the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.00% of the average daily net assets of each Fund. The gateway funds are not charged a custody fee at the gateway level, provided that they remain gateway funds and Wells Fargo Bank receives custodial fees from the Master Trust portfolios.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX
DAILY NET ASSETS (EXCLUDING THE WELLS FARGO         ANNUAL ASSET-
MASTER TRUST PORTFOLIO ASSETS)                       BASED FEES
       First $85B                                       0.0051%
       Over $85B                                        0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Wells Fargo Master Trust portfolios.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Funds on a continuous basis. For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds (except the C&B Large Cap Value Fund) and the amounts retained by Stephens was as follows:

      10/1/04 - 4/10/05                  YEAR ENDED 9/30/04
     PAID           RETAINED            PAID            RETAINED
 $  468,830         $80,488         $2,015,276         $340,635

     For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor on behalf of the Funds was as follows:

  YEAR ENDED 9/30/06            4/11/05 - 9/30/05
 PAID        RETAINED           PAID          RETAINED
 $               $           $409,777         $67,906

     For the periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the C&B Large Cap Value Fund and other C&B Funds was as follows:

        11/1/04 - 4/10/05                    7/26/04 - 10/31/04
 TOTAL PAID       TOTAL RETAINED       TOTAL PAID       TOTAL RETAINED
 $  432,776           $62,198            $84,463           $43,443

     For the period April 11, 2005 through September 30, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor on behalf of the C&B Large Cap Value Fund was as follows:

     4/11/05 - 9/30/05
     PAID           RETAINED
 $  455,551         $62,974

     Prior to July 26, 2004, SEI Investments Distribution Co. acted as principal underwriter for shares of the predecessor portfolio of the C&B Large Cap Value Fund. For the period from November 1, 2003 through July 26, 2004, and for the fiscal year ended October 31, 2003, the predecessor portfolio did not pay any underwriting commissions.

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     The International Core, International Growth, International Index and International Value Portfolios use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     For a Fund that invests directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

     The Dealer Reallowance for Class A shares is as follows:

                              FRONT-END SALES        FRONT-END SALES            DEALER
                                CHARGE AS %            CHARGE AS %           REALLOWANCE
                                 OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE             OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                  5.75%                  6.10%                 5.00%
 $50,000 to $99,999                 4.75%                  4.99%                 4.00%
 $100,000 to $249,999               3.75%                  3.90%                 3.00%
 $250,000 to $499,999               2.75%                  2.83%                 2.25%
 $500,000 to $999,999               2.00%                  2.04%                 1.75%
 $1,000,000 and over1               0.00%                  0.00%                 1.00%

------
1 We will assess Class A share purchases of $1,000,000 or more a 1.00% contingent deferred sales charge ("CDSC") if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders (except Class D shareholders) with
------------------------
an existing Wells Fargo Advantage Funds account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

     o Current and retired employees, directors/trustees and officers of: (i) Wells Fargo Advantage Funds (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

     o Family members of any of the above.

     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders. No CDSC is imposed on redemptions of Class B shares of a former
------------
Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an Individual Retirement Account (IRA), Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

     Additional Investors Eligible to Purchase Administrator Class Shares of
     -----------------------------------------------------------------------
the Diversified Small Cap Fund:
-------------------------------

   o Shareholders who receive assets from a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo that were invested in the Administrator Class of the Diversified Small Cap Fund may roll over the assets into another account (e.g. an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities of a Fund, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of the Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.

     The table below shows the Funds' portfolio turnover rates for the last two fiscal periods:

                                  SEPTEMBER 30,        SEPTEMBER 30,
FUND                                  2006                 2005
C&B Large Cap Value                                    25%
Diversified Equity                                     42%
Diversified Small Cap                                  75%
Emerging Growth/1/                           N/A                 N/A
Equity Income                                          20%
Equity Value                                          145%
Growth Equity                                          50%
Index                                                   8%
Large Cap Appreciation                                133%
Large Company Growth                                   18%
Small Company Growth                                  142%
Small Company Value                                    70%
Strategic Small CapValue/2/                  N/A                 N/A

1    The Emerging Growth Fund did not commence operations until January 31,
     2007.
2 The Strategic Small Cap Value Fund did not commence operations until October 31, 2006.

     Brokerage Commissions. For the fiscal periods listed below, the Funds
     ---------------------
listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                                 TOTAL COMMISSIONS

                                YEAR ENDED        YEAR ENDED         YEAR ENDED
FUND                              9/30/06           9/30/05           9/30/04
 Equity Income                       $            $1,131,256        $  905,786
 Equity Value*                       $            $1,042,855        $  633,158
 Large Cap Appreciation              $            $  370,026        $  424,639
 Large Company Growth                $            $1,909,366        $1,472,439
 Small Company Growth                $            $5,699,267        $6,624,409
 Small Company Value                 $            $1,333,379        $1,421,095

------
* The increase from fiscal year end 2004 to fiscal year end 2005 was due to an increase in assets.

     Former AIC Trust Fund. For the fiscal year ends listed below, the C&B
     ---------------------
Large Cap Value Fund and the predecessor portfolio of the Fund paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                               TOTAL COMMISSIONS

                           YEAR ENDED      PERIOD ENDED      YEAR ENDED
FUND                         9/30/06         9/30/05*        10/31/04*      YEAR ENDED10/31/03
 C&B Large Cap Value            $            $682,457         $65,313            $15,042

------
* The increase in brokerage commissions is due to the increase flows for the fiscal year 2005. The market value as of 9/30/04 was $68.6M versus
     $774.1M for the period ending 9/30/05. The increase in brokerage commissions in 2004 compared to 2003 was also due to an increase in Fund assets.

     Directed Brokerage Commissions. For the fiscal period ended September 30,
     ------------------------------
2006, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.

                               COMMISSIONS       TRANSACTIONS
SUB-ADVISER                    PAID                 VALUE
 Cadence                       $                      $
 Peregrine                     $                      $
 Systematic                    $                      $
 Wells Capital Management      $                      $

     Former AIC Trust Fund. For the fiscal year ended September 30, 2006, the
     ---------------------
C&B Large Cap Value Fund and the predecessor portfolio of the Fund directed brokerage transactions to a broker for research services provided, and paid the following commissions based on stated total amount of transactions.

                                         YEAR ENDED 9/30/06
FUND                         COMMISSIONS PAID        TRANSACTIONAL VALUE
 C&B Large Cap Value        $                                 $

     None of the other Sub-Advisers participate in such directed brokerage practices.

     For the fiscal year ended September 30, 2006, the Equity Value Fund paid the following commissions to an affiliated broker.

PORTFOLIO                 BROKER                           COMMISSIONS       RELATIONSHIP
 Equity Value Fund        Wells Capital Securities              $0           Affiliate of
                                                                             Funds Management

     The table below lists the percent of aggregate commissions paid by the Fund to each affiliated broker listed above, and the percent of aggregate transactions involving the payment of commissions that were effected through the broker.

                                                           % AGGR.
PORTFOLIO                 BROKER                            COMM.        % AGGR. TRANSACTIONS
 Equity Value Fund        Wells Capital Securities        0%             0%

     For the fiscal years ended September 30, 2004, and 2005, no other Funds paid any brokerage commission to affiliated brokers.

     Former AIC Trust Fund. For the fiscal year ended October 31, 2004, the
     ---------------------
fiscal period from November 1, 2004 to September 30, 2005, and the for the fiscal year ended September 30, 2006, the C&B Large Cap Value Fund and the predecessor portfolio of the Fund did not pay any brokerage commissions to affiliated brokers.

     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of September 30, 2006, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:

FUND       BROKER/DEALER       AMOUNT
  None

                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

     A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a "regulated investment company" ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each RIC is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts and net income derived from an interest in a qualified publicly traded partnership). Pursuant to future Treasury Regulations, the IRS may limit qualifying income from foreign currency gains that are directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of September 30, 2006, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

     As of September 30, 2006, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

                                   CAPITAL LOSS CARRY
FUND                                    FORWARDS           YEAR EXPIRES
  Index                           $
                                  $
                                  $
                                  $
                                  $
                                  $
  Large Company Growth            $
                                  $
                                  $
                                  $
                                  $
                                  $
                                  $


     If a Fund engages in a reorganization, either as an acquiring Fund or acquired Fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds engaged in reorganizations or may engage in reorganizations in the future.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's
     ----------
net income and gains to the extent it fails to distribute by December 31 of each calendar year at least 98% of its taxable ordinary income (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and capital gain net income from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

     Investment through Master Portfolios. The Funds seek to continue to
     ------------------------------------
qualify as an RIC by investing assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio's assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.

     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of Fund securities will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID income includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain future contracts, foreign currency contracts and non-equity options.

     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     "Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds would seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Funds in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

     Taxation of Distributions. Except for exempt-interest distributions paid
     -------------------------
out by the Funds, all distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For federal income tax purposes, a Fund's current and accumulated earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     Distributions designated by a Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, but do not qualify as dividends for the purposes of the dividends-received deduction or as qualified dividend income. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares.

This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under "wash sale" rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund not apply to losses realized under a periodic redemption plan.

     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum
     ------------------------
stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net capital gain.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

     Backup Withholding. The Trust may be required to withhold, subject to
     ------------------
certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct "taxpayer identification number" (TIN), generally the shareholder's social security or employer identification number, if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or received in additional shares, will be reduced by the amounts required to be withheld. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS.An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

     Tax-Deferred Plans. The shares of the Funds may be available for a variety
     ------------------
of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts. For information on the suitability of an investment in the Funds for tax-exempt investors and tax-deferred plans, see below.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

     Foreign Shareholders. With respect to taxable years beginning on or after
     --------------------
January 1, 2005 and before January 1, 2008, distributions designated by a Fund as "interest-related distributions" generally attributable to the Fund's net interest income earned on certain debt obligations paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund's taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, this tax generally will not apply to exempt interest distributions from a Fund, described below. Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, "short-term capital gain distributions" (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If more than half of a Fund's assets are invested directly or indirectly in U.S. real property holding companies or real estate investment trusts (REITS), distributions attributable to gain from the Fund's sale or exchange of U.S. real property interests will be taxed to a foreign shareholder as if that gain were effectively connected with the shareholder's conduct of a U.S. trade or business. Such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return and will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding at a rate of 35% (or less to the extent provided in Treasury Regulations). If a foreign shareholder disposes its Fund shares prior to a distribution and the Fund has income attributable to a U.S. real property interest, under certain circumstances the foreign shareholder may be treated as having received a distribution attributable to gain from the Fund's sale or exchange of U.S. real property interests. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year generally attributable to its net short-term capital gain.

     Even if permitted to do so, a Fund provides no assurance that it will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

     If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder's death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund's taxable year immediately preceding the shareholder's date of death, the assets of the Fund that were "qualifying assets" (I.E., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

     The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

     The Procedures set forth Funds Management's general position on various proposals, such as:

  o  Routine Items - Funds Management will generally vote for the ratification
     -------------
     of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o  Corporate Governance - Funds Management will generally vote for charter
     --------------------
     and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

  o  Anti-Takeover Matters - Funds Management generally will vote for proposals
     ---------------------
     that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o  Mergers/Acquisitions and Corporate Restructurings - Funds Management's
     -------------------------------------------------
     Proxy Committee will examine these items on a case-by-case basis.

  o  Shareholder Rights - Funds Management will generally vote against
     ------------------
proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; or
(4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

     Information regarding how Wells Fargo Advantage Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds'Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

     The following policies and procedures (the "Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each series of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term, "portfolio holdings" means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

     Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     -------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

     A.   Complete Holdings. The complete portfolio holdings for each Fund
          -----------------
     (except for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

     B.   Top Ten Holdings. Top ten holdings information for each Fund (except
          ----------------
     for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis.

     C.   Fund of Funds Structure.
          -----------------------

     1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

     2. A change to the underlying funds held by a Fund in a fund of funds structure in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' Web site simultaneous with the change.

     Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

     Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

     List of Approved Recipients. The following list describes the limited
     ---------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A.   Sub-Advisers. Sub-advisers shall have full daily access to portfolio
          ------------
     holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B.   Money Market Portfolio Management Team. The money market portfolio
          --------------------------------------
     management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage FundsSM for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C.   Funds Management/Wells Fargo Funds Distributor, LLC.
          ---------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.

     2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

     3. Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D.   External Servicing Agents. Appropriate personnel employed by entities
          -------------------------
     that assist in the review and/or processing of Fund portfolio transactions, employed by the Fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilitze the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent hoewever, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E.   Rating Agencies. Standard & Poor's ("S&P") and Moody's Investors
          ---------------
     Services ("Moody's") receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody's may receive holdings information monthly on a seven-day delayed basis.

     Additions to List of Approved Recipients. Any additions to the list of
     ----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

     Funds Management Commentaries. Funds Management may disclose any views,
     -----------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.

     Board Approval. The Board shall review and reapprove these Procedures,
     --------------
including the list of approved recipients, as often as it deems appropriate, but not less often than annually, and make any changes that it deems appropriate.

                                 CAPITAL STOCK

     The Funds are thirteen series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of January 4, 2007 is the name, address and share ownership of each person known by the Trust to have record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 4, 2007

                                                           TYPE OF      PERCENTAGE
FUND                        NAME AND ADDRESS              OWNERSHIP      OF CLASS
-------------------------   --------------------------   -----------   ------------
C&B LARGE CAP VALUEFUND
                            AMERICAN ENTERPRISE
                            INVESTMENT SERVICES
 Class A                                                 Record                   %
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            AMERICAN ENTERPRISE
                            INVESTMENT SERVICES
 Class B                                                 Record                   %
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            AMERICAN ENTERPRISE
                            INVESTMENT SERVICES
 Class C                                                 Record                   %
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446

                                                                        TYPE OF      PERCENTAGE
FUND                     NAME AND ADDRESS                              OWNERSHIP      OF CLASS
----------------------   ------------------------------------------   -----------   ------------
                         CHARLES SCHWAB & CO INC
                         REINVEST ACCOUNT
 Class D                 ATTN MUTUAL FUND                             Record                   %
                         101 MONTGOMERY ST
                         SAN FRANCISCO CA 94104-4122
                         NATIONAL FINANCIAL SERV LLC
                         EXCLUSIVE BENEFIT OF OUR CUST
                         ATTN MUTUAL FUNDS DEPT
                         5TH FL                                       Record                   %
                         200 LIBERTY ST
                         ONE WORLD FIN CEN
                         NEW YORK NY 10281-1003
                         WELLS FARGO BANK NA FBO
                         OMNIBUS ACCOUNT - REINVEST/REINVEST
 Administrator Class                                                  Record                   %
                         PO BOX 1533
                         MINNEAPOLIS MN 55480-1533
                         WELLS FARGO FUNDS MANAGEMENT LLC
                         EXCLUSIVE BENEFIT FOR ITS CUSTOMERS
                         WELLS FARGO ADVISOR PROGRAM                  Record                   %
                         100 HERITAGE RESERVE
                         MENOMONEE FALLS WI 53051-4400
                         PENFIRN & CO
                         PO BOX 3327                                  Record                   %
                         OMAHA NE 68103-0327
                         PATRICIAN HOLDINGS LIMITED
                         C/O CALEDONIAN BANK & TRUST
 Institutional Class     69 JENNETT STREET                            Record                   %
                         GEORGE TOWN
                         GRAND CAYMAN CAYMAN ISLANDS
                         WELLS FARGO BANK NA FBO
                         WF FIN PEN TR LG CAP VAL WWF/C&B
                                                                      Record                   %
                         PO BOX 1533
                         MINNEAPOLIS MN 55480-1533
                         WACHOVIA BANK
                         1525 WEST WT HARRIS BLVD
                                                                      Record                   %
                         NC1151
                         CHARLOTTE NC 28288-0001
                         NFS LLC FEBO USB FBO
                         COVENANT HC - COOKE & BIELER
                                                                      Record                   %
                         PO BOX 1787
                         MILWAUKEE WI 53201-1787
                         CENTRAL NEW YORK COMMUNITY FOUNDATION INC
                         500 S SALINA ST
                                                                      Record                   %
                         STE 428
                         SYRACUSE NY 13202-3314
                         NFS LLC FEBO USB FBO
                         COVENANT HC - COOKE & BIELER
                                                                      Record                   %
                         PO BOX 1787
                         MILWAUKEE WI 53201-1787
                         NATEXIS BANQUES POPULAIRES
                         10 RUE DES ROQUEMONTS
                                                                      Record                   %
                         14099 CAEN CEDEX 9
                         FRANCE

                                                            TYPE OF      PERCENTAGE
FUND                      NAME AND ADDRESS                 OWNERSHIP      OF CLASS
-----------------------   -----------------------------   -----------   ------------
                          SAXON & CO FBO
                          PO BOX 7780-1888                Record                   %
                          PHILADELPHIA PA 19182-0001
DIVERSIFIED EQUITY
                          CITY OF HASTINGS NEBRASKA
                          RETIREMENT PLAN
                          C/O GREAT WEST RECORD KEEPER
 Class A                                                  Record                   %
                          8515 E ORCHARD RD
                          #2T2
                          ENGLEWOOD, CO 80111-5037
 Class B                  NONE                            N/A           NONE
                          WELLS FARGO INVESTMENTS LLC
 Class C                  420 MONTGOMERY ST               Record                   %
                          SAN FRANCISCO CA 94104-1207
                          WELLS FARGO INVESTMENTS LLC
                          608 SECOND AVENUE SOUTH
                                                          Record                   %
                          8TH FL
                          MINNEAPOLIS MN 55402-1927
                          WELLS FARGO BANK NA FBO
                          DIVERSIFIED EQUITY I
 Administrator Class      ATTN: MUTUAL FUND OPS           Record                   %
                          P.O. BOX 1533
                          MINNEAPOLIS, MN 55480-1533
DIVERSIFIED SMALL CAP
                          WELLS FARGO BANK NA FBO
                          DIVERSIFIED SMALL CAP FUND I
 Administrator Class      ATTN: MUTUAL FUND OPS           Record                   %
                          PO BOX 1533
                          MINNEAPOLIS MN 55480-1533
                          WELLS FARGO BANK NA FBO
                          DIVERSIFIED SMALL CAP FUND I
                          ATTN: MUTUAL FUND OPS           Record                   %
                          PO BOX 1533
                          MINNEAPOLIS MN 55480-1533
EQUITY INCOME
                          PFPC BROKERAGE SERVICES FBO
                          WELLS FARGO
                          ATTN MITCH BLOOMFIELD
 Class A                                                  Record                   %
                          420 MONTGOMERY ST
                          5TH FL MAC A0101-057
                          SAN FRANCISCO CA 94104-1207
                          AMERICAN ENTERPRISE SERVICES
 Class B                  PO BOX 9446                     Record                   %
                          MINNEAPOLIS MN 55440-9446
                          AMERICAN ENTERPRISE
                          NVESTMENT SERVICES
 Class C                                                  Record                   %
                          PO BOX 9446
                          MINNEAPOLIS MN 55440-9446

                                                                 TYPE OF      PERCENTAGE
FUND                     NAME AND ADDRESS                       OWNERSHIP      OF CLASS
----------------------   -----------------------------------   -----------   ------------
                         WELLS FARGO BANK NA FBO
                         INCOME EQUITY I
 Administrator Class     ATTN: MUTUAL FUND OPS                 Record                   %
                         PO BOX 1533
                         MINNEAPOLIS MN 55480-1533
                         WELLS FARGO BANK NA FBO
                         INCOME EQUITY I
                         ATTN: MUTUAL FUND OPS                 Record                   %
                         PO BOX 1533
                         MINNEAPOLIS MN 55480-1533
                         WELLS FARGO BANK NA FBO
                         INCOME EQUITY I
                         ATTN: MUTUAL FUND OPS                 Record                   %
                         PO BOX 1533
                         MINNEAPOLIS MN 55480-1533
EQUITY VALUE FUND
                         CHARLES SCHWAB & CO INC
                         SPECIAL CUSTODY ACCOUNT
 Class A                 EXCLUSIVELY FBO THE CUSTOMERS         Record                   %
                         101 MONTGOMERY ST
                         SAN FRANCISCO CA 94104-4122
                         AMERICAN ENTERPRISE
                         INVESTMENT SERVICES
                                                               Record                   %
                         PO BOX 9446
                         MINNEAPOLIS MN 55440-9446
                         AMERICAN ENTERPRISE
                         INVESTMENT SERVICES
 Class B                                                       Record                   %
                         PO BOX 9446
                         MINNEAPOLIS MN 55440-9446
                         AMERICAN ENTERPRISE
                         INVESTMENT SERVICES
 Class C                                                       Record                   %
                         PO BOX 9446
                         MINNEAPOLIS MN 55440-9446
                         WELLS FARGO INVESTMENTS LLC
                         608 SECOND AVENUE SOUTH
                                                               Record                   %
                         8TH FL
                         MINNEAPOLIS MN 55402-1916
                         JOHANNES W HUIJGENS &
                         ANDREA J HUIJGENS - PACK COMM PROP
                                                               Record                   %
                         21215 FLAMING ARROW TRL
                         CROSBY TX 77532-3200
                         WELLS FARGO INVESTMENTS LLC
                         608 SECOND AVENUE SOUTH
                                                               Record                   %
                         8TH FL
                         MINNEAPOLIS MN 55402-1916
                         WELLS FARGO INVESTMENTS LLC
                         608 SECOND AVENUE SOUTH
                                                               Record                   %
                         8TH FL
                         MINNEAPOLIS MN 55402-1916
                         WELLS FARGO INVESTMENTS LLC
                         608 SECOND AVENUE SOUTH
                                                               Record                   %
                         8TH FL
                         MINNEAPOLIS MN 55402-1916

                                                                    TYPE OF      PERCENTAGE
FUND                     NAME AND ADDRESS                          OWNERSHIP      OF CLASS
----------------------   --------------------------------------   -----------   ------------
                         WELLS FARGO INVESTMENTS LLC
                         608 SECOND AVENUE SOUTH
                                                                  Record                   %
                         8TH FL
                         MINNEAPOLIS MN 55402-1916
                         WELLS FARGO FUNDS MANAGEMENT LLC
                         EXCLUSIVE BENEFIT FOR ITS CUSTOMERS
 Administrator Class     WELLS FARGO ADVISOR PROGRAM              Record                   %
                         100 HERITAGE RESERVE
                         MENOMONEE FALLS WI 53051-4400
                         WELLS FARGO BANK NA FBO
                         OMNIBUS REINVEST/REINVEST                Record                   %
                         PO BOX 1533 MINNEAPOLIS MN 55480-1533
GROWTH EQUITY FUND
 Class A                 NONE                                     N/A              RECORD
                         AMERICAN ENTERPRISE
                         INVESTMENT SERVICES
 Class B                                                          Record                   %
                         PO BOX 9446
                         MINNEAPOLIS MN 55440-9446
                         AMERICAN ENTERPRISE
                         INVESTMENT SERVICES
 Class C                                                          Record                   %
                         PO BOX 9446
                         MINNEAPOLIS MN 55440-9446
                         MLPF&S
                         FOR THE SOLE BENEFIT
                         OF ITS CUSTOMERS
                                                                  Record                   %
                         4800 DEER LAKE DR E
                         FL 3
                         JACKSONVILLE FL 32246-6484
                         WELLS FARGO INVESTMENTS LLC
                         608 SECOND AVENUE SOUTH
                                                                  Record                   %
                         8TH FL
                         MINNEAPOLIS MN 55402-1916
                         WELLS FARGO INVESTMENTS LLC
                         608 SECOND AVENUE SOUTH
                                                                  Record                   %
                         8TH FL
                         MINNEAPOLIS MN 55402-1916
                         WELLS FARGO INVESTMENTS LLC
                         608 SECOND AVENUE SOUTH
                                                                  Record                   %
                         8TH FL
                         MINNEAPOLIS MN 55402-1916
                         WELLS FARGO BANK NA FBO
                         GROWTH EQUITY I
 Administrator Class     ATTN: MUTUAL FUND OPS                    Record                   %
                         PO BOX 1533
                         MINNEAPOLIS MN 55480-1533
                         WELLS FARGO BANK NA
                         BAE SYSTEMS EE SAVINGS PLAN
 Institutional Class                                              Record                   %
                         PO BOX 1533
                         MINNEAPOLIS MN 55480-1533

                                                                      TYPE OF      PERCENTAGE
FUND                            NAME AND ADDRESS                     OWNERSHIP      OF CLASS
-----------------------------   ---------------------------------   -----------   ------------
INDEX FUND
                                WELLS FARGO BANK NA FBO
                                INDEX FUND I
 Administrator Class            ATTN: MUTUAL FUND OPS               Record                   %
                                PO BOX 1533
                                MINNEAPOLIS MN 55480-1533
                                WELLS FARGO BANK NA FBO
                                INDEX FUND I
                                ATTN: MUTUAL FUND OPS               Record                   %
                                PO BOX 1533
                                MINNEAPOLIS MN 55480-1533
 Investor Class                 NONE                                N/A           N/A
LARGE CAP APPRECIATION FUND
                                WELLS FARGO BANK WEST NA
                                VARIOUS FASCORP RECORDKE T PLANS
 Class A                                                            Record                   %
                                8515 E ORCHARD RD 2T2
                                GREENWOOD VILLAGE CO 80111-5002
                                CHARLES SCHWAB & CO INC
                                SPECIAL CUSTODY ACCOUN
                                EXCLUSIVELY FBO THE CUSTOMERS       Record                   %
                                101 MONTGOMERY ST
                                SAN FRANCISCO CA 94104-4122
                                AMERICAN ENTERPRISE
                                INVESTMENT SERVICES
 Class B                                                            Record                   %
                                P.O. BOX 9446
                                MINNEAPOLIS, MN 55440-9446
                                AMERICAN ENTERPRISE
                                INVESTMENT SERVICES
 Class C                                                            Record                   %
                                P.O. BOX 9446
                                MINNEAPOLIS, MN 55440-9446
                                WELLS FARGO INVESTMENTS LLC
                                608 SECOND AVENUE SOUTH
                                                                    Record                   %
                                8TH FL
                                MINNEAPOLIS MN 54402-1916
                                WELLS FARGO BANK, NA
                                OMNIBUS ACCOUNT R/R
 Administrator Class            C/O MUTUAL FUND PROCESSING          Record                   %
                                PO BOX 1533
                                MINNEAPOLIS, MN 55480-1533
                                MII LIFE INS
                                3535 BLUE CROSS RD                  Record                   %
                                EAGAN MN 55122-1154
LARGE COMPANY GROWTH
FUND
                                T ROWE PRICE
                                RETIREMENT PLAN SERVICES INC FBO
 Class A                        RITE AID                            Record                   %
                                4515 PAINTERS MILL ROAD
                                OWINGS MILLS MD 21117-4903

                                                                      TYPE OF      PERCENTAGE
FUND                     NAME AND ADDRESS                            OWNERSHIP      OF CLASS
----------------------   ----------------------------------------   -----------   ------------
                         CHARLES SCHWAB & CO INC
                         SPECIAL CUSTODY ACCOUNT
                         EXCLUSIVELY FBO THE CUSTOMERS              Record                   %
                         101 MONTGOMERY ST
                         SAN FRANCISCO CA 94104-4122
                         JPMORGAN CHASE BANK
                         C/O JPMORGAN RETIREMENT
                         PLAN SERV PEARSON INC RETIREMENT PLAN      Record                   %
                         9300 WARD PARKWAY
                         KANSAS CITY MO 64114-3317
                         STATE STREET CORP FBO
                         FIRST DATA CORPORATION
                                                                    Record                   %
                         105 ROSEMONT AVE
                         WESTWOOD MA 02090-2318
                         AMERICAN ENTERPRISE
                         INVESTMENT SERVICES
 Class B                                                            Record                   %
                         P.O. BOX 9446
                         MINNEAPOLIS, MN 55440-9446
                         AMERICAN ENTERPRISE
                         INVESTMENT SERVICES
 Class C                                                            Record                   %
                         P.O. BOX 9446
                         MINNEAPOLIS, MN 55440-9446
                         WELLS FARGO BANK FBO
                         LARGE COMPANY GROWTH I
 Administrator Class     ATTN: MUTUAL FUND OPS                      Record                   %
                         P.O. BOX 1533
                         MINNEAPOLIS, MN 55480-1533
                         WELLS FARGO BANK FBO
                         LARGE COMPANY GROWTH I
                         ATTN: MUTUAL FUND OPS                      Record                   %
                         P.O. BOX 1533
                         MINNEAPOLIS, MN 55480-1533
                         NFS LLC FEBO BIIOC AS AGENT FOR
                         QUALIFIED EMPLOYEE BENEFIT PLANS (401)K
                                                                    Record                   %
                         100 MAGELLAN WAY
                         COVINGTON KY 41015-1987
                         STATE OF HAWAII
                         DEFERRED COMPENSATION PLAN
                         ISLAND SVGS PLAN
 Institutional Class                                                Record                   %
                         DEPT OF HUMAN RESOURCE DEVELOPMENT
                         235 S BERETANIA ST
                         HONOLULU HI 96813-2406
                         WELLS FARGO BANK NA FBO
                         BAE SYSTEMS EE SAVINGS PLAN
                                                                    Record                   %
                         PO BOX 1533
                         MINNEAPOLIS MN 55480-1533
                         LASALLE BANK NA OMNIBUS
                         PO BOX 1443                                Record                   %
                         CHICAGO IL 60690-1443
                         STRAFE & CO
                         FAO FRYE LOUIS OMNIBUS ACCOUNTS
                                                                    Record                   %
                         PO BOX 160
                         WESTERVILLE OH 43086-0160

                                                                      TYPE OF      PERCENTAGE
FUND                    NAME AND ADDRESS                             OWNERSHIP      OF CLASS
---------------------   -----------------------------------------   -----------   ------------
                        CHARLES SCHWAB & CO INC
                        SPECIAL CUSTODY ACCOUNT
 Class Z                EXCLUSIVELY FBO THE CUSTOMERS               Record                   %
                        101 MONTGOMERY ST
                        SAN FRANCISCO CA 94104-4122
SMALL COMPANY GROWTH
FUND
                        CHARLES SCHWAB & CO INC
                        SPECIAL CUSTODY ACCOUNT
 Class A                EXCLUSIVELY FBO THE CUSTOMERS               Record                   %
                        101 MONTGOMERY ST
                        SAN FRANCISCO CA 94104-4122
                        AMVESCAP NATL TR CO TTEE FBO
                        LYKES BROS. INC. RETIREMENT SAVINGS PLAN
                                                                    Record                   %
                        PO BOX 105779
                        ATLANTA GA 30348-5779
                        AMERICAN ENTERPRISE
                        INVESTMENT SERVICES
                                                                    Record                   %
                        PO BOX 9446
                        MINNEAPOLIS MN 55440-9446
                        AMERICAN ENTERPRISE
                        INVESTMENT SERVICES
 Class B                                                            Record                   %
                        PO BOX 9446
                        MINNEAPOLIS MN 55440-9446
                        PERSHING LLC
                        P. O. BOX 2052                              Record                   %
                        JERSEY CITY NJ 07303-2052
                        PERSHING LLC
                        P. O. BOX 2052                              Record                   %
                        JERSEY CITY NJ 07303-2052
                        PERSHING LLC
                        P. O. BOX 2052                              Record                   %
                        JERSEY CITY NJ 07303-2052
                        PERSHING LLC
 Class C                P O BOX 2052                                Record                   %
                        JERSEY CITY NJ 07303-2052
                        AMERICAN ENTERPRISE
                        INVESTMENT SERVICES
                                                                    Record                   %
                        PO BOX 9446
                        MINNEAPOLIS MN 55440-9446
                        STATE STREET BANK & TRUST CO
                        CUST FOR THE IRA OF DIANE M HOWARD
                                                                    Record                   %
                        685 OVERBROOK CT
                        MANSFIELD OH 44903-9303
                        WELLS FARGO FUNDS MANAGEMENT LLC
                        525 MARKET ST
                                                                    Record                   %
                        12TH FL
                        SAN FRANCISCO CA 94105-
                        PERSHING LLC
                        P O BOX 2052                                Record                   %
                        JERSEY CITY NJ 07303-2052

                                                                        TYPE OF      PERCENTAGE
FUND                         NAME AND ADDRESS                          OWNERSHIP      OF CLASS
--------------------------   --------------------------------------   -----------   ------------
                             WELLS FARGO INVESTMENTS LLC
                             625 MARQUETTE AVE S
                                                                      Record                   %
                             13TH FLOOR
                             MINNEAPOLIS MN 55402-2308
                             STATE STREET BANK & TRUST CO
                             CUST FOR THE ROLLOVER
                             IRA OF TONNIE L KUCHCINSKI               Record                   %
                             4700 CABRIOLET LN
                             MAUMEE OH 43537-9200
                             WELLS FARGO BANK FBO
                             SMALL COMPANY GROWTH I
 Administrator Class         ATTN: MUTUAL FUND OPS                    Record                   %
                             P.O. BOX 1533
                             MINNEAPOLIS, MN 55480-1533
                             VANGUARD FIDUCIARY TRUST COMPANY
                             ATTN: OUTSIDE FUNDS
                                                                      Record                   %
                             PO BOX 2600
                             VALLEY FORGE, PA 19482-2600
                             NFSC FEBO FIIOC
                             AS AGENT FOR QUALIFIED EMPLOYEE
                             BENEFIT PLANS (401K) FINOPS-IC FUNDS     Record                   %
                             100 MAGELLAN WAY KW1C
                             COVINGTON KY 41015-1987
SMALL COMPANY VALUE FUND
                             CHARLES SCHWAB & CO INC
                             SPECIAL CUSTODY ACCOUNT
 Class A                     EXCLUSIVELY FBO THE CUSTOMERS            Record                   %
                             101 MONTGOMERY ST
                             SAN FRANCISCO CA 94104-4122
                             VANGUARD FIDUCIARY TRUST COMPANY
                             ATTN: OUTSIDE FUNDS
                                                                      Record                   %
                             PO BOX 2600
                             VALLEY FORGE, PA 19482-2600
                             WELLS FARGO BANK
                             WEST NA VARIOUS
                             FASCORP RECORDKEPT PLANS                 Record                   %
                             8515 E ORCHARD RD 2T2
                             GREENWOOD VILLAGE CO 80111-5002
                             AMERICAN ENTERPRISE
                             INVESTMENT SERVICES
                                                                      Record                   %
                             PO BOX 9446
                             MINNEAPOLIS MN 55440-9446
                             AMERICAN ENTERPRISE
                             INVESTMENT SERVICES
 Class B                                                              Record                   %
                             P.O. BOX 9446
                             MINNEAPOLIS, MN 55440-9446
                             AMERICAN ENTERPRISE
                             INVESTMENT SERVICES
 Class C                                                              Record                   %
                             P.O. BOX 9446
                             MINNEAPOLIS, MN 55440-9446

                                                                        TYPE OF      PERCENTAGE
FUND                         NAME AND ADDRESS                          OWNERSHIP      OF CLASS
--------------------------   --------------------------------------   -----------   ------------
                             MLPF&S FOR THE SOLE BENEFIT
                             OF ITS CUSTOMERS
                             4800 DEER LAKE DR                        Record                   %
                             E FL 3
                             JACKSONVILLE FL 32246-6484
                             WELLS FARGO BANK MINNESOTA N.A.
                             FBO OMNIBUS ACCOUNT R/R
 Administrator Class         C/O MUTUAL FUND PROCESSING               Record                   %
                             P.O. BOX 1533
                             MINNEAPOLIS, MN 55480-1533
                             NFSC FEBO FIIOC AS AGENT
                             FOR QUALIFIED EMPLOYEE
                             BENEFIT PLANS (401K) FINOPS-IC FUNDS     Record                   %
                             100 MAGELLAN WAY KW1C
                             COVINGTON KY 41015-1987
                             LUBRIZOL EMPLOYEES PSSP
                             STATE STREET BANK
                                                                      Record                   %
                             105 ROSEMONT AVENUE
                             WESTWOOD MA 02090-2318
                             NFS LLC
                             FEBO THE NORTHERN TRUST COMPANY
                                                                      Record                   %
                             PO BOX 92956
                             CHICAGO IL 60675-2956
STRATEGIC SMALL CAP VALUE
FUND
 Class A
 Class C
 Administrator Class

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a holder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION

     The audited financial statements for the Funds for the fiscal year ended September 30, 2006, are hereby incorporated by reference to the Funds' Annual Reports.

                      STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2007

                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

                    WELLS FARGO ADVANTAGE ASIA PACIFIC FUND
               WELLS FARGO ADVANTAGE EMERGING MARKETS FOCUS FUND
                 WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND
                WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND
                 WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND
                      WELLS FARGO ADVANTAGE OVERSEAS FUND

CLASS A, CLASS B, CLASS C, ADMINISTRATOR CLASS, INSTITUTIONAL CLASS AND
                                 INVESTOR CLASS

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about six series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares.Prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.

FUND                       CLASS A, B, C   ADMINISTRATOR CLASS   INSTITUTIONAL CLASS   INVESTOR CLASS
 Asia Pacific                                                                                o
 Emerging Markets Focus          o                  o
 International Core              o                  o
 International Equity            o                  o                     o
 International Value             o                  o                     o
 Overseas                                                                 o                  o

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated February 1, 2007. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the year ended September 30, 2006, are hereby incorporated by reference to the Funds' Annual Reports. The Prospectuses and Annual Reports may be obtained free of charge by visiting our website at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS, P.O. Box 8266, Boston, MA 02266-8266.

{SAI - FILENET AND PIECE CODE}

                              TABLE OF CONTENTS

                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
 Fundamental Investment Policies                                         2
 Non-Fundamental Investment Policies                                     2
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     3
MANAGEMENT                                                              15
 Trustees and Officers                                                  15
 Investment Adviser                                                     18
 Investment Sub-Advisers                                                20
 Investment Sub-Advisers - Master Portfolios                            21
 Portfolio Managers                                                     22
 Administrator                                                          26
 Distributor                                                            28
DISTRIBUTION FEES                                                       29
 Shareholder Servicing Agent                                            29
 Custodian                                                              30
 Fund Accountant                                                        30
 Transfer and Distribution Disbursing Agent                             30
 Underwriting Commissions                                               30
 Code of Ethics                                                         31
DETERMINATION OF NET ASSET VALUE                                        31
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          32
PORTFOLIO TRANSACTIONS                                                  34
FUND EXPENSES                                                           36
FEDERAL INCOME TAXES                                                    36
PROXY VOTING POLICIES AND PROCEDURES                                    43
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       44
CAPITAL STOCK                                                           46
OTHER INFORMATION                                                       50
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           50
FINANCIAL INFORMATION                                                   50

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

     On December 16, 2002, the Boards of Trustees of The Montgomery Funds and The Montgomery Funds II ("Montgomery") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.

     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

     The International Equity Fund described in this SAI was created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian") and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Emerging Markets Focus Fund described in this SAI was created as part of the reorganization between Montgomery and the Trust. The reorganization between Montgomery and the Trust followed the purchase by the Funds' adviser's parent company of certain parts of the institutional and retail investment management business of the Montgomery funds' adviser, Montgomery Asset Management, LLC ("MAM"). The Asia Pacific Fund, International Core Fund and Overseas Fund described in this SAI were created as part of the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the WELLS FARGO ADVANTAGE FUNDSSM, advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser"), into a single mutual fund complex. The reorganization between Strong and the WELLS FARGO ADVANTAGE FUNDS followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.

     The chart below indicates the predecessor Stagecoach, Montgomery and Strong Funds that are the accounting survivors of the WELLS FARGO ADVANTAGE FUNDS.

WELLS FARGO ADVANTAGE FUNDS                         PREDECESSOR FUNDS
--------------------------------------------------- ---------------------------------------
Wells Fargo Advantage Asia Pacific Fund             Strong Asia Pacific Fund
Wells Fargo Advantage Emerging Markets Focus Fund   Montgomery Emerging Markets Focus Fund
Wells Fargo Advantage International Core Fund       Strong Advisor International Core Fund
Wells Fargo Advantage International Equity Fund     Stagecoach International Equity Fund
Wells Fargo Advantage Overseas Fund                 Strong Overseas Fund

     The ASIA PACIFIC FUND commenced operations on April 11, 2005, as successor to the Strong Asia Pacific Fund. The predecessor Strong Asia Pacific Fund commenced operations on December 31, 1993.

     The EMERGING MARKETS FOCUS FUND (formerly named the Montgomery Emerging Markets Focus Fund) commenced operations on June 9, 2003, as successor to the Montgomery Emerging Markets Focus Fund and the Montgomery Emerging Markets Fund. The predecessor funds commenced operations on December 31, 1997 and March 1, 1992, respectively. predecessor Montgomery Emerging Markets Focus Fund is considered the surviving entity for accounting purposes. The Emerging Markets Focus Fund changed its name from the Montgomery Emerging Markets Focus Fund to the Emerging Markets Focus Fund effective April 11, 2005.

     The INTERNATIONAL CORE FUND commenced operations on April 11, 2005, as successor to the Strong Advisor International Core Fund. The predecessor Strong Advisor International Core Fund commenced operations on September 28, 2001.

     The INTERNATIONAL EQUITY FUND commenced operations on November 8, 1999, as successor to the International Equity Fund of Stagecoach. The predecessor Stagecoach International Equity Fund commenced operations on September 24, 1997.

     The INTERNATIONAL VALUE FUND (formerly named the Overseas Fund) commenced operations on October 31, 2003. The International Value Fund changed its name from the Overseas Fund to the International Value Fund effective April 11, 2005.

     The OVERSEAS FUND commenced operations on April 11, 2005, as successor to the Strong Overseas Fund. The predecessor Strong Overseas Fund commenced operations on June 30, 1998.

Fundamental Investment Policies
--------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, or (iv) repurchase agreements;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptions thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptions thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
------------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC, and (ii) other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amount "in-the-money") required to establish the contracts.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:
"Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Funds and their associated risks. The International Value Fund described in the SAI is a gateway feeder fund that invests in a single corresponding master portfolio of Wells Fargo Master Turst ("Master Trust"). References to the activities of the gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the accompanying prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

DEBT SECURITIES
---------------

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Commercial Paper
----------------

     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations,"), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

Convertible Securities
----------------------

     Investing in convertible securities that have a strong earnings and credit record may provide current income. A Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Loan Participations
-------------------

     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments
------------------------

     Investments in the following types of high-quality money market instruments that have remaining maturities not exceeding one year are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

U.S. Government Obligations
---------------------------

     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the value of the other securities in a Fund's portfolio, although the Fund may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the Fund to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

Futures and Options Contracts
-----------------------------

     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the relevant Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of options in which a Fund may invest.

     STOCK INDEX OPTIONS. A Fund may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     FOREIGN CURRENCY FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS. A Fund may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, foreign currency futures contracts and foreign currency transactions (together, "Currency Futures") entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     INTEREST RATE AND INDEX SWAPS AND SWAP OPTIONS ("SWAPTIONS"). A Fund may enter into interest rate and index swaps and swaptions in pursuit of its investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In a swaption, which is an option to enter into an interest rate swap, in exchange for an option premium, the Fund gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps and swaptions on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap or swaption, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest rate and index swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions or swaptions that may be entered into by the Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap or swaption, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
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Emerging Market Securities
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     The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

Foreign Obligations and Securities
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     Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.

     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Investments in currency forward contracts ("forward contracts") may be made to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     Investment in foreign securities may also be made through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

EQUITY SECURITIES
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     The following equity securities may be purchased by a Fund to the extent such purchase is permitted by its investment objective and strategies.

Closed-End Investment Companies
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     A Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. A Fund will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Small Company Securities
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     Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Synthetic Convertible Securities
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     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund's to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

OTHER INVESTMENTS AND TECHNIQUES
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Borrowing
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     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Floating- and Variable-Rate Obligations
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     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
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     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities
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     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Initial Public Offerings
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     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Loans of Portfolio Securities
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     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Other Investment Companies
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     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Fund's non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company; (ii) 5% of such Fund's total assets with respect to any one investment company; and (iii) 10% of such Fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     ISHARES. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

     The International Equity Fund is authorized to purchase shares of an iShares Fund in excess of the 3% Limit noted above. Although the Fund may invest in an iShares Fund in excess of the 3% Limit, it may not purchase shares of any iShares Fund if, after such puchase, it would own more than 20% of the outstanding shares of the iShares Fund.

Privately Issued Securities
---------------------------

     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------

     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.

     The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

Unrated Investments
-------------------

     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 142 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

                             POSITION HELD                                                                       OTHER PUBLIC
                                 WITH                                                                             COMPANY OR
                              REGISTRANT/                                                                         INVESTMENT
NAME, AGE AND                  LENGTH OF                          PRINCIPAL OCCUPATION(S)                           COMPANY
ADDRESS                        SERVICE1                             DURING PAST 5 YEARS                          DIRECTORSHIPS
-----------------------    ----------------    -------------------------------------------------------------    --------------
                                                        INDEPENDENT TRUSTEES
Thomas S. Goho, 64         Trustee,            Chair of Finance, Wake Forest University, since 2006. Wake             N/A
                           since 1987          Forest University, Calloway School of Business and
                                               Accountancy, Benson-Pruitt Professorship since 1999.
                                               Associate Professor of Finance 1994-1999.
Peter G. Gordon, 64        Trustee,            Chairman, CEO and Co-Founder of Crystal Geyser Water                   N/A
                           since 1998;         Company and President of Crystal Geyser Roxane Water
                           (Chairman,          Company.
                           since 2001).
Richard M. Leach, 73       Trustee, since      Retired. President of Richard M. Leach Associates (a                   N/A
                           1987                financial consulting firm).
Olivia Mitchell, 53        Trustee, since      Professor of Insurance and Risk Management, Wharton                    N/A
                           2006                School, University of Pennsylvania. Director of the Boettner
                                               Center on Pensions and Retirement Research. Research
                                               Associate and Board member, Penn Aging Research Center.
                                               Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 54       Trustee, since      Senior Counselor to the public relations firm of                       N/A
                           1996                Himle-Horner and Senior Fellow at the Humphrey Institute,
                                               Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 66      Trustee, since      Principal of the law firm of Willeke & Daniels.                        N/A
                           1996

                             POSITION HELD                                                                       OTHER PUBLIC
                                 WITH                                                                             COMPANY OR
                              REGISTRANT/                                                                         INVESTMENT
NAME, AGE AND                  LENGTH OF                           PRINCIPAL OCCUPATION(S)                          COMPANY
ADDRESS                        SERVICE/1/                            DURING PAST 5 YEARS                         DIRECTORSHIPS
----------------------    ------------------    ------------------------------------------------------------    --------------
                                                        INTERESTED/2/ TRUSTEE
J. Tucker Morse, 62       Trustee, since        Private Investor/Real Estate Developer.                               N/A
                          1987
                                                              OFFICERS
Karla M. Rabusch, 47      President, since      Executive Vice President of Wells Fargo Bank, N.A.                    N/A
                          2003                  President of Wells Fargo Funds Management, LLC. Senior
                                                Vice President and Chief Administrative Officer of Wells
                                                Fargo Funds Management, LLC from March 2001 to March
                                                2003. Vice President of Wells Fargo Bank, N.A. from
                                                December 1997 to May 2000.
A. Erdem Cimen, 33        Treasurer, since      Vice President of Wells Fargo Bank, N.A. and Vice                     N/A
                          2006                  President of Financial Operations for Wells Fargo Funds
                                                Management, LLC. Vice President and Group Finance
                                                Officer of Wells Fargo Bank, N.A. Auto Finance Group from
                                                2004 to 2006. Vice President of Portfolio Risk Management
                                                for Wells Fargo Bank, N.A. Auto Finance Group in 2004.
                                                Director of Small Business Services Risk Management for
                                                American Express Travel Related Services from 2000 to
                                                2001.
C. David Messman, 46      Secretary, since      Vice President and Managing Senior Counsel of Wells Fargo             N/A
                          2000                  Bank, N.A. and Senior Vice President and Secretary of Wells
                                                Fargo Funds Management, LLC. Vice President and Senior
                                                Counsel of Wells Fargo Bank, N.A. from 1996 to 2003.
Dorothy Peters, 44        Chief                 Chief Compliance Officer of Wells Fargo Funds                         N/A
                          Compliance            Management, LLC since 2004 and Compliance Officer of
                          Officer, since        Wells Fargo Funds Management, LLC from 1999 to 2002.
                          2004                  Compliance Manager of Wells Fargo Investments from 1997
                                                to 1999. In 2002, Ms. Peters left Wells Fargo Funds
                                                Management, LLC to pursue personal goals.

------
1 Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
2 BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.

     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met twice during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2006, each Trustee received an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also received a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman (formerly referred to as the Lead Trustee) of the Fund Complex received an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

     Effective January 1, 2006, each Trustee receives an annual retainer (payable quarterly) of $102,000 from the Fund Complex. Each Trustee also receives a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex receives an additional $34,000 annual retainer and the Chairperson of the Audit Committee receives an additional $12,000 annual retainer, for the additional work and time devoted by the Chairperson.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. For the fiscal year ended September 30, 2006, the Trustees received the following compensation:

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED SEPTEMBER 30, 2006

                         INTERESTED
                         TRUSTEE                          INDEPENDENT TRUSTEES
                         J. TUCKER   THOMAS S.   PETER G.   RICHARD M.   OLIVIA      TIMOTHY J.   DONALD C.
FUND                     MORSE       GOHO        GORDON     LEACH        MITCHELL/1/ PENNY        WILLEKE
Asia Pacific                  $           $           $           $           $            $           $
Emerging Markets Focus        $           $           $           $           $            $           $
International Core            $           $           $           $           $            $           $
International Equity          $           $           $           $           $            $           $
International Value           $           $           $           $           $            $           $
Overseas                      $           $           $           $           $            $           $
TOTAL COMPENSATION FROM
THE FUND COMPLEX/2/           $           $           $           $           $            $           $

------
1 Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.
2 Includes Trustee compensation received by other funds within the entire Fund Complex (consisting of 142 funds).

     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2006, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2006


                           INTERESTED                                            INDEPENDENT TRUSTEES
                           TRUSTEE             THOMAS S.         PETER G.          RICHARD M.        OLIVIA            TIMOTHY J.
FUND                       J. TUCKER           GOHO              GORDON            LEACH             MITCHELL          PENNY
                           MORSE
Asia Pacific                                   $                 $                 $                 $                 $
Emerging Markets Focus     $                   $                 $                 $                 $                 $
International Core         $                   $                 $                 $                 $                 $
International Equity       $                   $                 $                 $                 $                 $
International Value        $                   $                 $                 $                 $                 $
Overseas                   $                   $                 $                 $                 $                 $
Aggregate Dollar Range of  $
Equity Securities Of Fund
Complex/1/                 over $100,000       over $100,000     over $100,000     over $100,000     over $100,000     over $100,000

------
1 Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 142 funds).

     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2006, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------

     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

     The Funds operate under two types of advisory arrangements: (i) stand alone Funds with an investment adviser and sub-adviser; and (ii) a gateway feeder Fund that invests in a single corresponding portfolio of Master Trust and has "dormant" advisory arrangements at the gateway level.

                                                            FEE
FUND                                 PRIOR TO 8/1/04             EFFECTIVE 8/1/04
 Emerging Markets Focus Fund        1.10%                  First $500M            1.10%
                                                            Next $500M            1.05%
                                                             Next $2B             1.00%
                                                             Next $2B            0.975%
                                                             Over $5B             0.95%
 International Equity Fund          1.00%                  First $500M            0.95%
                                                            Next $500M            0.90%
                                                             Next $2B             0.85%
                                                             Next $2B            0.825%
                                                             Over $5B             0.80%


                                             FEE
FUND                                  EFFECTIVE 4/11/05
 Asia Pacific Fund              First $500M            1.10%
                                 Next $500M            1.05%
                                  Next $2B             1.00%
                                  Next $2B            0.975%
                                  Over $5B             0.95%
 International Core Fund        First $500M            0.95%
                                 Next $500M            0.90%
                                  Next $2B             0.85%
                                  Next $2B            0.825%
                                  Over $5B             0.80%
 Overseas Fund                  First $500M            0.95%
                                 Next $500M            0.90%
                                  Next $2B             0.85%
                                  Next $2B            0.825%
                                  Over $5B             0.80%


     As described in the second category above, the gateway feeder Fund invests 100% of its assets in a single respective master portfolio of Master Trust. Because the gateway feeder Fund invests all of its assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level. However, in order to preserve flexibility to allow the gateway feeder Fund to either invest in more than one master portfolio of Master Trust or to convert to a stand-alone Fund with a direct advisory relationship, the gateway feeder Fund has a "dormant" advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees from the gateway feeder Fund as long as the gateway feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio of Master Trust. If the gateway feeder Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios (a gateway blended Fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including a determination of the asset allocation of the Fund's investment in various master portfolios. If the gateway feeder Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Funds Management would be entitled to receive the dormant advisory rate (pass-through advisory fee) listed below which mirrors the current advisory fee charged by Funds Management to the Master Trust portfolio in which the gateway feeder Fund invests for the management of those assets.

                                ACTIVE        DORMANT ASSET                 ANNUAL RATE**
                            ADVISORY FEES   ALLOCATION FEES*       (AS A PERCENTAGE OF NET ASSETS)
GATEWAY FEEDER FUND                                            PRIOR TO 8/1/04      EFFECTIVE 8/1/04
International Value Fund   0.00%           0.25%              1.00%             First $500M       0.95%
                                                                                 Next $500M       0.90%
                                                                                   Next $2B       0.85%
                                                                                   Next $2B      0.825%
                                                                                   Over $5B       0.80%

* Represents the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a gateway blended Fund.
** Represents the advisory fee payable to Funds Management as Adviser to the portfolio(s) of Master Trust in which the Fund invests. This would be the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a stand-alone Fund.

     Advisory Fees Paid. For the fiscal year ends shown in the table below, the
     -------------------
Funds listed below paid the following advisory fees, and the investment adviser waived the indicated fees:

                                   YEAR ENDED                        YEAR ENDED                          YEAR ENDED
                                     9/30/06                          9/30/05                             9/30/04
                                               FEES                               FEES                                FEES
FUND                         FEES PAID        WAIVED         FEES PAID           WAIVED          FEES PAID           WAIVED
International Equity             $               $          $4,193,490         $856,457         $3,091,507         $525,331
International Value*             $               $          $        0         $      0         $        0         $      0

* The International Value Fund commenced operations on October 31, 2003, but to date has not paid an advisory fee.

     Former Montgomery Funds. As discussed in the "Historical Fund Information"
     ------------------------
section, the Emerging Markets Focus and Institutional Emerging Markets Funds were created as part of the reorganization of certain portfolios of Montgomery into certain Funds of the Trust, which occurred on June 9, 2003. Prior to the reorganization, Wells Capital Management Incorporated ("Wells Capital Management" or "WCM") and MAM served as the investment advisers to the predecessor portfolios of these Funds. For the period from January 17, 2003 through June 8, 2003, Wells Capital Management served as the investment adviser to the predecessor portfolios of the Emerging Markets Focus and Institutional Emerging Markets Funds pursuant to an interim investment management agreement. Prior to January 17, 2003, MAM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees were the same as those under the prior agreement with MAM. The fees were as follows:

FUND                          AVG. DAILY NET ASSETS      ANNUAL RATE
 Emerging Markets Focus           First $250M                1.10%
                                   Next $250M                1.00%
                                   Over $500M                0.90%

     The table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the periods indicated below, these Funds or their predecessor portfolios paid the following advisory fees and the respective investment adviser waived the indicated amounts:

                                                                                                    THREE-MONTH
                               YEAR ENDED                        YEAR ENDED                         PERIOD ENDED
                                 9/30/06                          9/30/05                             9/30/04
                               FUNDS MGMT                        FUNDS MGMT                          FUNDS MGMT
                                           FEES                               FEES                                FEES
FUND                     FEES PAID        WAIVED         FEES PAID           WAIVED          FEES PAID           WAIVED
Emerging Markets             $               $          $2,124,701         $281,616         $1,920,085         $211,910
Focus

     Former Strong Funds. As discussed in the "Historical Fund Information"
     --------------------
section, the Asia Pacific Fund, International Core Fund and Overseas Fund were created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolios of the Asia Pacific Fund, International Core Fund and Overseas Fund. For the period between January 1, 2005 and April 8, 2005 (the "Interim Period"), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows:

FUND                      AVG. DAILY NET ASSETS      ANNUAL RATE
 Asia Pacific                  First $4B                 0.75%
 International Core             Next $2B                0.725%
 Overseas                       Over $6B                 0.70%

     The table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the fiscal periods indicated below, these Funds or their predecessor portfolios paid the following advisory fees to the investment adviser listed below and the respective investment adviser waived the indicated amounts.

                                   PERIOD ENDED                        YEAR ENDED                       YEAR ENDED
                                     9/30/06                            9/30/05                          12/31/04
                              FEES              FEES              FEES             FEES             FEES            FEES
                             PAID TO          WAIVED BY         PAID TO         WAIVED BY         PAID TO         WAIVED BY
FUND                       FUNDS MGMT        FUNDS MGMT        FUNDS MGT        FUNDS MGT           SCM              SCM
Asia Pacific                    $                 $            $869,174         $ 267,702        $807,309         $16,931
International Core              $                 $            $      0         $  16,722        $      0         $13,184
Overseas                        $                 $            $374,999         $$363,804        $903,326         $22,692

     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers
-----------------------

     Funds Management has engaged Artisan Partners Limited Parnership ("Artisan"), LSV Asset Management ("LSV"), New Star Institutional Managers Limited ("New Star") and Wells Capital Management, an affiliate of Funds Management (each a "Sub-Adviser" and collectively the "Sub-Advisers"), to serve as investment sub-advisers to the stand-alone Funds (collectively, the "Sub-Advisers"). Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

     For providing investment sub-advisory services to the stand-alone Funds, the Sub-Advisers are entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

                                                                   FEE
                                                                EFFECTIVE                                FEE
FUND                             SUB-ADVISER                 PRIOR TO 1/1/06                       EFFECTIVE 1/1/06
 International Equity*             Artisan          All asset levels            0.70%       First $250M             0.70%
                                                                                             Over $250M             0.50%
                                     LSV              First $150M               0.35%       First $150M             0.35%
                                                       Next $350M               0.40%        Next $350M             0.40%
                                                       Next $250M               0.35%        Next $250M             0.35%
                                                       Next $250M              0.325%        Next $250M            0.325%
                                                        Over $1B                0.30%         Over $1B              0.30%
                                   New Star            First $50M               0.35%        First $50M             0.35%
                                                       Next $500M               0.29%        Next $500M             0.29%
                                                       Over $550M               0.20%        Over $550M             0.20%
 International Core                New Star            First $50M               0.35%            $0-50M             0.35%
                                                       Next $500M               0.29%        Next $500M             0.29%
                                                       Over $550M               0.20%        Over $550M             0.20%
 Overseas                          New Star            First $50M               0.35%        First $50M             0.35%
                                                       Next $500M               0.29%        Next $500M             0.29%
                                                       Over $550M               0.20%        Over $550M             0.20%
 Asia Pacific                   Wells Capital          First $200M              0.45%       First $100M             0.65%
                                  Management           Over $200M               0.35%        Next $100M             0.55%
                                                                                             Over $200M             0.45%
 Emerging Markets Focus         Wells Capital          First $200M              0.35%       First $100M             0.65%
                                  Management           Over $200M               0.25%        Next $100M             0.55%
                                                                                             Over $200M             0.45%

* Effective September 15, 2004, Artisan, LSV and New Star each began providing sub-advisory services to a one-third portion of the assets of the International Equity Fund under an interim sub-advisory agreement subject to the sub-advisory rates referenced below. Prior to September 15, 2004, Wells Capital Management served as the Fund's sub-adviser and was paid at the same rate as each of the new sub-advisers.

                                                        FEE
                                            (AS A % OF AVERAGE DAILY NET
                            SUB-ADVISER               ASSETS)
 International Equity         Artisan       First $200M          0.35%
                                LSV          Over $200M          0.25%
                              New Star

     Investment Sub-Advisers - Master Portfolios
     -------------------------------------------

     Funds Management has engaged LSV to serve as investment sub-adviser to the master portfolio of Master Trust in which the International Value Fund as a gateway feeder fund invests, as listed in the charts below. Subject to the direction of the Trust's and Master Trust's Boards, and the overall supervision and control of Funds Management, the Trust and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the gateway Funds' assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management, the Trust's and Master Trust's Boards and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to an affiliated Sub-Adviser.

     Similar to the "dormant" investment advisory arrangement with Funds Management, each gateway Fund has a dormant sub-advisory arrangement with some or all of the Sub-Advisers that sub-advise the master portfolios in which the gateway Funds invest. Under such an arrangement, a Sub-Adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the Sub-Adviser, the Sub-Adviser would be entitled to receive a sub-advisory fee at the same rate the Sub-Adviser received from the master portfolio for investing the portion of the gateway Fund's assets formerly invested in the master portfolio. The Sub-Adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services as Adviser. The dormant sub-advisory fees that would be charged to the gateway funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.

MASTER PORTFOLIO                       SUB-ADVISER             ASSET LEVEL / FEE
 International Value Portfolio             LSV           First $150M            0.35%
                                                          Next $350M            0.40%
                                                          Next $250M            0.35%
                                                          Next $250M           0.325%
                                                            Over $1B            0.30%

     Unaffiliated Sub-Advisers. Listed below is the aggregate dollar amount of
     --------------------------
sub-advisory fees paid by the Funds to the following unaffiliated sub-advisers for the fiscal periods indicated below.

                                                           PERIOD ENDED
                                                             9/30/06
                                                                 FEES WAIVED/
      FUND/MASTER PORTFOLIO          SUB-ADVISER     FEES PAID    REIMBURSED
 International Core Fund              New Star      $                  $
 International Equity Fund        Artisan Partners  $                  $
                                         LSV        $                  $
                                      New Star      $                  $
 International Value Portfolio           LSV        $                  $
 Overseas                             New Star      $                  $

                                         PERIOD ENDED                 PERIOD ENDED
                                           9/30/05                      9/30/04
                                                FEES WAIVED/                  FEES WAIVED/
      FUND/MASTER PORTFOLIO        FEES PAID     REIMBURSED      FEES PAID     REIMBURSED
 International Core Fund         $  5,740*          $  0*     N/A                 N/A
 International Equity Fund       $889,823           $  0      $ 19,64**      $0
                                 $526,568           $  0      $34,936**      $0
                                 $411,658           $  0      N/A                 N/A
 International Value Portfolio   $483,065           $  0      N/A                 N/A
 Overseas                        $241,313*          $  0*     N/A                 N/A

*    For the nine-month fiscal period ended September 30, 2005.
** Reflects sub-advisory fees paid under the interim sub-advisory agreement for the period between September 15, 2004 and September 30, 2004.

Portfolio Managers
------------------

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of September 30, 2006, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows.

FUND                          SUB-ADVISER                 PORTFOLIO MANAGERS
----------------------------- --------------------------  ---------------------
Asia Pacific Fund             Wells Capital Management    Anthony L.T. Cragg
Emerging Markets Focus Fund   Wells Capital Management    Anthony L.T. Cragg
                                                          Alison Shimada
International Core Fund       New Star                    Mark Beale
Overseas Fund                                             Brian Coffey
                                                          Richard Lewis
International Equity Fund     Artisan                     Mark L. Yockey, CFA
                              LSV                         Josef Lakonishok
                                                          Puneet Mansharamani
                                                          Menno Vermeulen, CFA
                                                          Robert W. Vishny
                              New Star                    Mark Beale
                                                          Brian Coffey
                                                          Richard Lewis
International Value Fund      LSV                         Josef Lakonishok
                                                          Menno Vermeulen, CFA
                                                          Robert W. Vishny

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."

                                  REGISTERED INVESTMENT              OTHER POOLED
                                        COMPANIES                 INVESTMENT VEHICLES              OTHER ACCOUNTS
                                  NUMBER          TOTAL          NUMBER          TOTAL          NUMBER          TOTAL
                                    OF            ASSETS           OF            ASSETS           OF           ASSETS
PORTFOLIO MANAGER*               ACCOUNTS        MANAGED        ACCOUNTS        MANAGED        ACCOUNTS        MANAGED
ARTISAN
 Mark L. Yockey, CFA                                $                              $                              $
LSV
 Josef Lakonishok                                   $                              $                              $
 Puneet Mansharamani                                $                              $                              $
 Menno Vermeulen, CFA                               $                              $                              $
 Robert W. Vishny                                   $                              $                              $
NEW STAR
 Mark Beale                                         $                              $                              $
 Brian Coffey                                       $                              $                              $
 Richard Lewis                                      $                              $                              $
WELLS CAPITAL MANAGEMENT
 Anthony L.T. Cragg                                 $                              $                              $
 Alison Shimada                                     $                              $                              $

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

                                  REGISTERED INVESTMENT              OTHER POOLED
                                        COMPANIES                 INVESTMENT VEHICLES              OTHER ACCOUNTS
                                  NUMBER          TOTAL          NUMBER          TOTAL          NUMBER          TOTAL
                                    OF            ASSETS           OF            ASSETS           OF           ASSETS
PORTFOLIO MANAGER*               ACCOUNTS        MANAGED        ACCOUNTS        MANAGED        ACCOUNTS        MANAGED
ARTISAN
 Mark L. Yockey, CFA                                $                              $                              $
LSV
 Josef Lakonishok                                   $                              $                              $
 Puneet Mansharamani                                $                              $                              $
 Menno Vermeulen, CFA                               $                              $                              $
 Robert W. Vishny                                   $                              $                              $
NEW STAR
 Mark Beale                                         $                              $                              $
 Brian Coffey                                       $                              $                              $
 Richard Lewis                                      $                              $                              $
WELLS CAPITAL MANAGEMENT
 Anthony L.T. Cragg                                 $                              $                              $
 Alison Shimada                                     $                              $                              $

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

     ARTISAN. Artisan's international growth portfolio managers manage various types of portfolios for multiple clients within two investment strategies-international growth and international small-cap growth. All investment accounts within a single investment strategy are managed to a single model with few exceptions resulting from client-directed restrictions or cash flow limitations of the account. Because of these considerations and the differences between the two strategies, Artisan's Portfolio Managers may from time to time purchase securities, including initial public offerings, for one client account but not for another client account for which that team is responsible. This may result in varying performances among client accounts in the same investment strategy. In addition, some of the portfolios Artisan Partners manages in its international growth strategy may have fee structures, including performance fees that are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Fund to Artisan Partners.

     LSV AND NEW STAR. The Portfolio Managers of LSV and New Star may be subject to the potential conflicts of interests described above with their management of the Funds in relationship with their management of other accounts or registered investment companies, however, they do have procedures in place designed to ensure that all clients are treated fairly and equitably over time.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

     COMPENSATION. The Portfolio Managers were compensated, by their employing
     ------------
Adviser or Sub-Adviser (as the case may be) from the advisory fees using the following compensation structures:

     ARTISAN COMPENSATION. The Portfolio Managers at Artisan are compensated using a fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate of which is tied to the firm's fee revenues generated by all accounts included within the manager's investment strategy, including the Fund. A Portfolio Manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns the Portfolio Manager's interests more closely with the long-term interests of clients. All senior professionals, including Portfolio Managers have limited partnership interests in the firm.

     LSV COMPENSATION. The Portfolio Managers at LSV receive a salary and discretionary bonus that is not linked to any specific factors such as performance or asset level. As a partner of LSV, each of the Portfolio Managers receives a portion of the overall profits of the firm.

     NEW STAR COMPENSATION. The Portfolio Managers at New Star receive fixed cash compensation with a pension and retirement plan. All employees receive group life and medical coverage as a component of overall salary. All employees have equity ownership in the firm that is allocated over time.

     WELLS CAPITAL MANAGEMENT COMPENSATION. Wells Capital Management's Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance. Bonus allocations depend on fund performance, market share goals, individual job objectives and overall profitability of the business. Portfolio performance is measured against the following benchmarks over the length of time indicated:

PORTFOLIO MANAGERS   BENCHMARK                      LENGTH OF TIME
-------------------- -----------------------------  -------------------------
Anthony L.T. Cragg   MSCI AC Asia Pacific Index     One calendar year period
Alison Shimada       MSCI Emerging Markets Index    One calendar year period

     Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager, the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.

                    BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS

PORTFOLIO MANAGER                FUND                          BENEFICIAL OWNERSHIP
 ARTISAN
 Mark L. Yockey, CFA             International Equity          $
 LSV
 Josef Lakonishok                International Equity          $
                                 International Value           $
 Puneet Mansharamani             International Equity          $
                                 International Value           $
 Menno Vermeulen, CFA            International Equity          $
                                 International Value           $
 Robert W. Vishny                International Equity          $
                                 International Value           $
 NEW STAR
 Mark Beale                      International Core            $
                                 International Equity          $
                                 Overseas                      $
 Brian Coffey                    International Core            $
                                 International Equity          $
                                 Overseas                      $
 Richard Lewis                   International Core            $
                                 International Equity          $
                                 Overseas                      $
 WELLS CAPITAL MANAGEMENT
 Anthony L.T. Cragg              Asia Pacific                  $
                                 Emerging Markets Focus        $
 Alison Shimada                  Emerging Markets Focus        $


Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:

                                               FUND-LEVEL                  CLASS-LEVEL
                                              ADMIN. FEE1                   ADMIN. FEE              TOTAL ADMIN. FEE
                                                           (% OF              (% OF                                 (% OF
                                    AVERAGE DAILY      AVERAGE DAILY      AVERAGE DAILY      AVERAGE DAILY      AVERAGE DAILY
SHARE CLASS                           NET ASSETS        NET ASSETS)        NET ASSETS)         NET ASSETS        NET ASSETS)
 Class A, Class B,                     First $5B            0.05%              0.28%            First $5B            0.33%
 Class C (all Funds except              Next $5B            0.04%                                Next $5B            0.32%
 International Core Fund)              Over $10B            0.03%                               Over $10B            0.31%
 Class A, Class B,                     First $5B            0.05%              0.23%            First $5B            0.28%
 Class C - International Core           Next $5B            0.04%                                Next $5B            0.27%
 Fund only                             Over $10B            0.03%                               Over $10B            0.26%
 Administrator Class                   First $5B            0.05%              0.10%            First $5B            0.15%
                                        Next $5B            0.04%                                Next $5B            0.14%
                                       Over $10B            0.03%                               Over $10B            0.13%
 Institutional Class                   First $5B            0.05%              0.08%            First $5B            0.13%
                                        Next $5B            0.04%                                Next $5B            0.12%
                                       Over $10B            0.03%                               Over $10B            0.11%
 Investor Class -                      First $5B            0.05%              0.25%            First $5B            0.30%
 Asia Pacific Fund                      Next $5B            0.04%                                Next $5B            0.29%
                                       Over $10B            0.03%                               Over $10B            0.28%
 Investor Class -                      First $5B            0.05%              0.40%            First $5B            0.45%
 Overseas Fund                          Next $5B            0.04%                                Next $5B            0.44%
                                       Over $10B            0.03%                               Over $10B            0.43%

1 Effective August 2, 2004. Prior to August 2, 2004, Funds Management was entitled to be paid a fund level administration fee of 0.05% of average daily net assets.

     Administrative Fees Paid. For the fiscal year ends shown in the table
     -------------------------
below, the Funds listed below paid the following administrative fees:

                                     YEAR ENDED   YEAR ENDED   YEAR ENDED
                                       9/30/05      9/30/05     9/30/04*
FUND                                 FUNDS MGMT   FUNDS MGMT   FUNDS MGMT
International Equity (Fund Level)   $              $266,655   $182,247
 Class A                            $              $158,201   $165,574
 Class B                            $              $ 42,347   $ 49,384
 Class C                            $              $  4,366   $  7,770
Administrator Class                 $              $694,525   $569,897
International Value (Fund Level)    $              $    121   $      8
 Class A                            $              $    293   $     45
 Class B                            $              $    108          N/A
 Class C                            $              $     35          N/A
Administrator Class                 $              $     86          N/A

------
* For the fiscal year ended September 30, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.

     Former Montgomery Funds. As discussed in the "Historical Fund Information"
     ------------------------
section, the Emerging Markets Focus Fund was created as part of the reorganization of the Montgomery Emerging Markets Focus Fund, which occurred on June 9, 2003. Prior to the reorganization, MAM served as administrator to the predecessor portfolio of this Fund and was entitled to receive a fee ranging from 0.04% to 0.07%, depending on the level of assets. Therefore, the table below shows the administrative fees paid by the Fund or its predecessor portfolio. For the periods indicated below, the Fund paid the following administrative fees:

                                                                    THREE-MONTH
                                YEAR ENDED        YEAR ENDED        PERIOD ENDED
                                  9/30/06           9/30/05           9/30/04
FUND                            FUNDS MGMT        FUNDS MGMT         FUNDS MGMT
 Emerging Markets Focus              $             $109,378           $ 96,909
 (Fund Level)
  Class A                            $             $412,968           $407,290
  Class B                            $             $  9,796           $  5,355
  Class C                            $             $  7,116           $  6,278
  Administrator Class                $             $ 98,025           $ 88,405

     Former Strong Funds. As discussed in the "Historical Fund Information"
     --------------------
section, the Asia Pacific Fund, International Core Fund and Overseas Fund were created as part of the reorganization of certain portfolios of Strong into certain funds of Funds Trust. Prior to the reorganization, Strong Investor Services, Inc. ("SIS") served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from the predecessor Asia Pacific and Overseas Funds at the annual rate of 0.30% of each predecessor's average daily net assets attributable to each Fund's predecessor Investor Class shares, from the predecessor Overseas Fund at the annual rate of 0.02% of the predecessor's average daily net assets attributable to its predecessor Institutional Class shares, and from the predecessor International Core Fund at the annual rate of 0.30%o f the predecessor's average daily net assets attributable to its predecessor Class A, Class B, and Class C shares. The table below shows the administration fees paid by these Funds or their predecessor portfolios for the indicated fiscal periods to the respective administrator shown below:

                                YEAR ENDED        4/9/05 -        1/1/05 -               YEAR ENDED
                                  9/30/06          9/30/05         4/8/05                 12/31/04
                                   FEES             FEES
                                  PAID TO          PAID TO          FEES                              FEES
                                   FUNDS            FUNDS          PAID TO            FEES           WAIVED
FUND                               MGMT             MGMT             SIS          PAID TO SIS        BY SIS
Asia Pacific Fund (Fund              $            $144,919        $83,413            N/A              N/A
Level)
 Investor Class                      $            $162,350        $93,446           $329,696          $ 0

                                YEAR ENDED       4/9/05 -        1/1/05 -                 YEAR ENDED
                                 9/30/06          9/30/05         4/8/05                   12/31/04
                                   FEES            FEES
                                 PAID TO          PAID TO          FEES                                 FEES
                                  FUNDS            FUNDS          PAID TO             FEES             WAIVED
FUND                               MGMT            MGMT             SIS           PAID TO SIS          BY SIS
International Core Fund             $            $    406        $    234            N/A                N/A
(Fund Level)
 Class A                            $            $  1,284        $    739             $  0            $  1,867
 Class B                            $            $  2,190        $  1,260             $  0            $  2,723
 Class C                            $            $    367        $    211             $  0            $    683
 Administrator Class                $            $      4        $      2
Overseas Fund                       $            $ 16,644        $  9,580            N/A                N/A
(Fund Level)
 Investor Class                     $            $    908        $170,470             $  0            $369,899
 Institutional Class                $            $296,171        $    523             $ 28            $      6

Distributor
-----------

     Wells Fargo Funds Distributor, LLC (the "Distributor"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares of the shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     The Distributor has entered and Stephens previously entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign, and Stephens previously assigned, certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

                               DISTRIBUTION FEES

     The tables below show the distribution-related expenses paid to the respective distributor of the Funds for the last fiscal year ended September 30, 2006.

                                                PRINTING,       COMPENSATION       COMPENSATION
                                                MAILING &            TO                 TO             OTHER
                 TOTAL       ADVERTISING       PROSPECTUS       UNDERWRITERS       BROKER/DLRS       (EXPLAIN)
 EMERGING MARKETS FOCUS
  Class B          $              $                 $                 $                 $              $  *
  Class C          $              $                 $                 $                 $              $
 INTERNATIONAL CORE
  Class B          $              $                 $                 $                 $              $  *
  Class C          $              $                 $                 $                 $              $
 INTERNATIONAL EQUITY
  Class B          $              $                 $                 $                 $              $  *
  Class C          $              $                 $                 $                 $              $
 INTERNATIONAL VALUE
  Class B          $              $                 $                 $                 $              $  *
  Class C          $              $                 $                 $                 $              $

* WFFD entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable

Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Administrator Class and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------

     Wells Fargo Bank, N.A.(the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.25% of the average daily net assets of the Asia Pacific, Emerginig Markets Focus, and Institutional Emerging Market Funds, and 0.10% of the average daily net assets of the International Core, International Equity, International Value and Overseas Funds.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX
DAILY NET ASSETS (EXCLUDING THE WELLS FARGO         ANNUAL ASSET-
MASTER TRUST PORTFOLIO ASSETS)                       BASED FEES
       First $85B                                       0.0051%
       Over $85B                                        0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund (gateway or stand-alone) and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Wells Fargo Master Trust portfolios.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.

     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Emerging Markets Focus, International Equity, and International Value Funds on a continuous basis.

     For the periods listed below, the aggregate dollar amount of underwriting commissions paid to the Distributor by the Funds and the amounts retained by the Distributor was as follows:

                             PERIOD FROM 4/11/05 TO
  YEAR ENDED 9/30/06                 9/30/05
 PAID        RETAINED          PAID          RETAINED
 $               $           $35,194         $5,198

     For the periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds and the amounts retained by Stephens was as follows:

   PERIOD FROM 10/1/04 TO
          4/10/05                       YEAR ENDED 9/30/04
    PAID           RETAINED            PAID            RETAINED
 $  40,903          $6,087         $2,015,276         $340,635

     Prior to April 11, 2005, SII served as the principal underwriter for the predecessor portfolios of the Asia Pacific Fund, International Core Fund and Overseas Fund. For the period January 1, 2005 through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by SII were as follows:

    1/1/05 - 4/10/05
   PAID         RETAINED
 $  487           $487

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     The Funds and the International Value Portfolio use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     For a Fund that invests directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

     The Dealer Reallowance for Class A shares is as follows:

                              FRONT-END SALES        FRONT-END SALES            DEALER
                                CHARGE AS %            CHARGE AS %           REALLOWANCE
                                 OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE             OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                  5.75%                  6.10%                 5.00%
 $50,000 to $99,999                 4.75%                  4.99%                 4.00%
 $100,000 to $249,999               3.75%                  3.90%                 3.00%
 $250,000 to $499,999               2.75%                  2.83%                 2.25%
 $500,000 to $999,999               2.00%                  2.04%                 1.75%
 $1,000,000 and over/1/             0.00%                  0.00%                 1.00%

------
1 We will assess Class A share purchases of $1,000,000 or more a 1.00% contingent deferred sales charge ("CDSC") if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing Wells Fargo
------------------------
Advantage Funds account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

     o Current and retired employees, directors/trustees and officers of: (i) Wells Fargo Advantage Funds (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

     o Family members of any of the above.

     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders. No CDSC is imposed on redemptions of Class B shares of a former
------------
Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an Individual Retirement Account (IRA), Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities of a Fund, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of the Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.

     The table below shows the Funds' portfolio turnover rates for the last two fiscal periods:

                               SEPTEMBER 30,        SEPTEMBER 30,
FUND                                2006                2005
Asia Pacific                                             117%*
Emerging Markets Focus                                   184%
International Core                                        37%*
International Equity                                      46%
International Value                                       14%
Overseas                                                 111%*

*    For the nine-month period ended September 30, 2005.

     The portfolio turnover rates for the Overseas Fund varied significantly over the past two fiscal years. The Overseas Fund's substantial capital flows and a net decrease in total fund size of 27% gave rise to relatively high turnover in 2005.

     Brokerage Commissions. For the fiscal periods listed below, the Funds
     ---------------------
listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                               TOTAL COMMISSIONS

                                YEAR ENDED                 YEAR ENDED                  YEAR ENDED
FUND                              9/30/06                    9/30/05                    9/30/04
 Emerging Markets Focus              $             $2,381,782                         $2,371,552
 International Equity                $             $468,125 (Artisan)                 $  484,056
                                                 $346,423 (New Star)
                                                   $ 50,462 (LSV)

     Former Strong Funds. For the fiscal periods listed below, the Funds or the
     --------------------
predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                               TOTAL COMMISSIONS

                                               NINE-MONTH
                            YEAR ENDED        PERIOD ENDED        YEAR ENDED         YEAR ENDED
FUND                          9/30/06            9/30/05           12/31/04           12/31/03
 Asia Pacific                                  $1,426,842         $1,330,349        $1,373,166
 International Core                            $    7,435         $    3,367        $    5,321
 Overseas                                      $  322,918         $  261,979        $  260,163

     Directed Brokerage Commissions. For the fiscal period ended September 30,
     ------------------------------
2006, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.

SUB-ADVISER                   COMMISSIONS PAID   TRANSACTIONS VALUE
  Artisan                    $                  $
  Wells Capital Management   $                  $

     None of the other Sub-Advisers participate in such directed brokerage practices.

     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of September 30, 2006, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:

FUND                       BROKER-DEALER           AMOUNT
 International Equity      HSBC Holdings Plc         $

                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

     A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a "regulated investment company" ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each RIC is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts and net income derived from an interest in a qualified publicly traded partnership). Pursuant to future Treasury Regulations, the IRS may limit qualifying income from foreign currency gains that are directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A), the securities of two or more issuers the

Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of September 30, 2006, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

                                           CAPITAL LOSS CARRY
FUND                        YEAR EXPIRES        FORWARDS
  Emerging Markets Focus       2006       $
                               2007       $
                               2008       $
                               2009       $
                               2010       $
  International Equity         2009       $
                               2010       $
                               2011       $
                               2012       $
  Overseas                     2007       $
                               2009       $
                               2010       $


     If a Fund engages in a reorganization, either as an acquiring Fund or acquired Fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds engaged in reorganizations or may engage in reorganizations in the future.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's
     ----------
net income and gains to the extent it fails to distribute by December 31 of each calendar year at least 98% of its taxable ordinary income (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and capital gain net income from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

     Investment through Master Portfolios. Some Funds seek to continue to
     ------------------------------------
qualify as an RIC by investing assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio's assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.

     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of Fund securities will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID income includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain future contracts, foreign currency contracts and non-equity options.

     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     "Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds would seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Funds in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

     Taxation of Distributions. Except for exempt-interest distributions paid
     -------------------------
out by the Funds, all distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For federal income tax purposes, a Fund's current and accumulated earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     Distributions designated by a Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, but do not qualify as dividends for the purposes of the dividends-received deduction or as qualified dividend income. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under "wash sale" rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund not apply to losses realized under a periodic redemption plan.

     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than

50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. The Funds may qualify for and make the election; however, even if a Fund qualifies for the election for a year, it may not make the election for such year. A Fund will notify each shareholder within 60 days after the close of the Fund's taxable year whether it has elected for the foreign taxes paid by the Fund to "pass-through" for that year.

     Even if a Fund qualifies for the election, foreign income and similar taxes will only pass-through to the Fund's shareholders if the Fund and its shareholders meet certain holding period requirements. Specifically, (i) the shareholder must have held the Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholder became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. A Fund may choose not to make the election if the Fund has not satisfied its holding requirement.

     If a Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund's dividends paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder's federal income tax attributable to foreign source taxable income or the amount specified in the notice mailed to that shareholder within 60 days after the close of the year. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

     In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum
     ------------------------
stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net capital gain.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

     Backup Withholding. The Trust may be required to withhold, subject to
     ------------------
certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct "taxpayer identification number" (TIN), generally the shareholder's social security or employer identification number, if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or received in additional shares, will be reduced by the amounts required to be withheld. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS.An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

     Tax-Deferred Plans. The shares of the Funds may be available for a variety
     ------------------
of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts. For information on the suitability of an investment in the Funds for tax-exempt investors and tax-deferred plans, see below.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

     Foreign Shareholders. With respect to taxable years beginning on or after
     --------------------
January 1, 2005 and before January 1, 2008, distributions designated by a Fund as "interest-related distributions" generally attributable to the Fund's net interest income earned on certain debt obligations paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund's taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, this tax generally will not apply to exempt interest distributions from a Fund, described below. Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, "short-term capital gain distributions" (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If more than half of a Fund's assets are invested directly or indirectly in U.S. real property holding companies or real estate investment trusts (REITS), distributions attributable to gain from the Fund's sale or exchange of U.S. real property interests will be taxed to a foreign shareholder as if that gain were effectively connected with the shareholder's conduct of a U.S. trade or business. Such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return and will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding at a rate of 35% (or less to the extent provided in Treasury Regulations). If a foreign shareholder disposes its Fund shares prior to a distribution and the Fund has income attributable to a U.S. real property interest, under certain circumstances the foreign shareholder may be treated as having received a distribution attributable to gain from the Fund's sale or exchange of U.S. real property interests. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year generally attributable to its net short-term capital gain.

     Even if permitted to do so, a Fund provides no assurance that it will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

     If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder's death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund's taxable year immediately preceding the shareholder's date of death, the assets of the Fund that were "qualifying assets" (I.E., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

     The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

     The Procedures set forth Funds Management's general position on various proposals, such as:

   o Routine Items - Funds Management will generally vote for the ratification
     -------------
     of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

   o Corporate Governance - Funds Management will generally vote for charter
     --------------------
     and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

   o Anti-Takeover Matters - Funds Management generally will vote for proposals
     ---------------------
     that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

   o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
     -------------------------------------------------
     Proxy Committee will examine these items on a case-by-case basis.

   o Shareholder Rights - Funds Management will generally vote against
     ------------------
     proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; or
(4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

     Information regarding how Wells Fargo Advantage Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds'Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

     The following policies and procedures (the "Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each series of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term, "portfolio holdings" means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

     Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     -------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

     A.   Complete Holdings. The complete portfolio holdings for each Fund
          -----------------
     (except for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

     B.   Top Ten Holdings. Top ten holdings information for each Fund (except
          ----------------
     for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis.

     C.   Fund of Funds Structure.
          -----------------------

     1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

     2. A change to the underlying funds held by a Fund in a fund of funds structure in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' Web site simultaneous with the change.

     Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

     Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

     List of Approved Recipients. The following list describes the limited
     ---------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A.   Sub-Advisers. Sub-advisers shall have full daily access to portfolio
          ------------
     holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B.   Money Market Portfolio Management Team. The money market portfolio
          --------------------------------------
     management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage FundsSM for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C.   Funds Management/Wells Fargo Funds Distributor, LLC.
          ---------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.

     2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

     3. Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D.   External Servicing Agents. Appropriate personnel employed by entities
          -------------------------
     that assist in the review and/or processing of Fund portfolio transactions, employed by the Fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilitze the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent hoewever, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E.   Rating Agencies. Standard & Poor's ("S&P") and Moody's Investors
          ---------------
     Services ("Moody's") receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody's may receive holdings information monthly on a seven-day delayed basis.

     Additions to List of Approved Recipients. Any additions to the list of
     ----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

     Funds Management Commentaries. Funds Management may disclose any views,
     -----------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.

     Board Approval. The Board shall review and reapprove these Procedures,
     --------------
including the list of approved recipients, as often as it deems appropriate, but not less often than annually, and make any changes that it deems appropriate.

                                 CAPITAL STOCK

     The Funds are six series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of January 4, 2007 is the name, address and share ownership of each person known by the Trust to have record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole.

                      5% Ownership as of January 4, 2007

                                                                PERCENTAGE
FUND                  NAME AND ADDRESS                           OF CLASS
----------------      -----------------------------------      ------------
ASIA PACIFIC
                      CHARLES SCHWAB & CO INC
                      SPECIAL CUSTODY ACCOUNT
                      FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                                                          %
                      ATTN: MUTUAL FUNDS
                      101 MONTGOMERY ST
                      SAN FRANCISCO CA 94104-4122
 Investor Class
                      WELLS FARGO FUNDS MANAGEMENT LLC
                      EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                      WELLS FARGO ADVISOR PROGRAM                         %
                      100 HERITAGE RESERVE
                      MENOMONEE FALLS WI 53051-4400

                                                                           PERCENTAGE
FUND                        NAME AND ADDRESS                                OF CLASS
----------------------      ----------------------------------------      ------------
EMERGING MARKETS FOCUS
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Class A                                                                             %
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122
                            AMERICAN ENTERPRISE INVEST SERVICES FBO
 Class B                    PO BOX 9446                                              %
                            MINNEAPOLIS MN 55440-9446
                            AMERICAN ENTERPRISE INVEST SERVICES FBO
 Class C                    PO BOX 9446                                              %
                            MINNEAPOLIS MN 55440-9446
                            BEAR STEARNS SECURITIES CORP. FBO
                            1 METROTECH CENTER                                       %
                            NORTH BROOKLYN NY 11201-3870
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Administrator Class                                                                 %
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122
                            NFS LLCFEBO FIIOC
                            AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT
                            PLANS
                                                                                     %
                            (401(K) FINOPS-IC FUNDS
                            100 MAGELLAN WAY
                            COVINGTON KY 41015-1987
INTERNATIONAL CORE
                            AMERICAN ENTERPRISE INVEST SERVICES FBO
 Class A                    PO BOX 9446                                              %
                            MINNEAPOLIS MN 55440-9446
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS                       %
                            ATTN: MUTUAL FUNDS 101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122
                            AMERICAN ENTERPRISE INVEST SERVICES FBO
 Class B                    PO BOX 9446                                              %
                            MINNEAPOLIS MN 55440-9446
                            AMERICAN ENTERPRISE INVEST SERVICES FBO
 Class C                    PO BOX 9446                                              %
                            MINNEAPOLIS MN 55440-9446
                            MERRILL LYNCH PIERCE FENNER & SMITH INC
                            MERRILL LYNCH FIN DATA SERVICES
                            ATTENTION SERVICE TEAM                                   %
                            4800 DEER LAKE DR E FL3
                            JACKSONVILLE FL 32246-6484
                            WELLS FARGO INVESTMENTS LLC
                            608 SECOND AVENUE SOUTH 8TH FLOOR                        %
                            MINNEAPOLIS MN 55402-1927

                                                                               PERCENTAGE
FUND                        NAME AND ADDRESS                                    OF CLASS
----------------------      --------------------------------------------      ------------
                            WELLS FARGO INVESTMENTS LLC
                            608 SECOND AVENUE SOUTH 8TH FLOOR                            %
                            MINNEAPOLIS MN 55402-1927
                            WELLS FARGO INVESTMENTS LLC
                            608 SECOND AVENUE SOUTH 8TH FLOOR                            %
                            MINNEAPOLIS MN 55402-1927
                            WELLS FARGO INVESTMENTS LLC
                            608 SECOND AVENUE SOUTH 8TH FLOOR                            %
                            MINNEAPOLIS MN 55402-1927
                            WELLS FARGO FUNDS SEEDING ACCOUNT
 Administrator Class        525 MARKET ST                                                %
                            SAN FRANCISCO CA 94105
                            WELLS FARGO BANK NA OMNIBUS CASH
                            PO BOX 1533                                                  %
                            MINNEAPOLIS MN 55480-1533
INTERNATIONAL EQUITY
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
 Class A                    FOR EXCLUSIVE BENEFIT OF CUSTOMERS                           %
                            ATTN: MUTUAL FUNDS 101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122
                            AMERICAN ENTERPRISE INVEST SERVICES FBO
 Class B                    PO BOX 9446                                                  %
                            MINNEAPOLIS MN 55440-9446
                            AMERICAN ENTERPRISE INVEST SERVICES FBO
 Class C                    PO BOX 9446                                                  %
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO BANK NA, FBO
                            WELLS FARGO INT EQUITY FD CL I
 Administrator Class        ATTN: MUTUAL FUND OPS                                        %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA, FBO
                            WELLS FARGO INT EQUITY FD CL I
                            ATTN: MUTUAL FUND OPS                                        %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO FUNDS MANAGEMENT LLC
                            EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                            WELLS FARGO ADVISOR PROGRAM                                  %
                            100 HERITAGE RESERVE
                            MENOMONEE FALLS WI 53051-4400
INTERNATIONAL VALUE
                            CHARLES SCHWAB & CO INC SPECIAL CUSTODY
                            ACCOUNT
 Class A                    EXCLUSIVELY FBO THE CUSTOMERS                                %
                            101 MONTGOMERY ST.
                            SAN FRANCISCO, CA 94104-4122
                            AMERICAN ENTERPRISE INVESTMENT SERVICES FBO
                            PO BOX 9446                                                  %
                            MINNEAPOLIS MN 55440-9446

                                                                               PERCENTAGE
FUND                        NAME AND ADDRESS                                    OF CLASS
----------------------      --------------------------------------------      ------------
                            WELLS FARGO INVESTMENTS LLC
                            625 MARQUETTE AVE S 13TH FLOOR                               %
                            MINNEAPOLIS MN 55402-2308
                            WELLS FARGO INVESTMENTS LLC
                            608 SECOND AVENUE SOUTH 8TH FLOOR                            %
                            MINNEAPOLIS MN 55402-1927
                            AMERICAN ENTERPRISE INVESTMENT SERVICES FBO
 Class B                    PO BOX 9446                                                  %
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO INVESTMENTS LLC
                            625 MARQUETTE AVE S 13TH FLOOR                               %
                            MINNEAPOLIS MN 55402-2308
                            AMERICAN ENTERPRISE INVESTMENT SERVICES FBO
 Class C                    PO BOX 9446                                                  %
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO INVESTMENTS LLC
                            608 SECOND AVENUE SOUTH 8TH FLOOR                            %
                            MINNEAPOLIS MN 55402-1927
                            WELLS FARGO FUNDS SEEDING ACCOUNT
                            525 MARKET ST                                                %
                            SAN FRANCISCO CA 94105
                            WELLS FARGO INVESTMENTS LLC
                            608 SECOND AVENUE SOUTH 8TH FLOOR                            %
                            MINNEAPOLIS MN 55402-1927
                            WELLS FARGO INVESTMENTS LLC
                            625 MARQUETTE AVE S 13TH FLOOR                               %
                            MINNEAPOLIS MN 55402-2308
                            WELLS FARGO FUNDS SEEDING ACCOUNT
 Administrator Class        525 MARKET ST                                                %
                            SAN FRANCISCO CA 94105
OVERSEAS
                            WELLS FARGO BANK NA FBO
 Institutional Class        LIFE STAGES MODERATE PORTFOLIO                               %
                            PO BOX 1533 MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            LIFE STAGES AGGRESSIVE PORTFOLIO                             %
                            PO BOX 1533 MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            LIFE STAGES CONSERVATIVE PORTFOLIO                           %
                            PO BOX 1533 MINNEAPOLIS MN 55480-1533
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE
                            BENEFIT OF CUSTOMERS
 Investor Class                                                                          %
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a holder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION

     The audited financial statements for the Funds for the fiscal year ended September 30, 2006, are hereby incorporated by reference to the Funds' Annual Reports.

                            WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                     PART C
                               OTHER INFORMATION

Item 23. Exhibits.
         --------

            EXHIBIT
             NUMBER                  DESCRIPTION
--------------------------------     ---------------------------------------------------------------------------------------
 (a)                             -   Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective
                                     Amendment No. 83, filed April 11, 2005.

 (b)                             -   Not Applicable.

 (c)                             -   Not Applicable.

 (d)       (1)            (i)    -   Investment Advisory Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

                         (ii)    -   Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust,
                                     Wells Fargo Master Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 100, filed October 2, 2006.

           (2)            (i)    -   Not Applicable.

                         (ii)    -   Investment Sub-Advisory Agreement with Galliard Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                                     Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed
                                     November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment
                                     No. 93, filed June 26, 2006.

                        (iii)    -   Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                                     Schedule A, filed herewith; Appendix A, incorporated by reference to Post-Effective
                                     Amendment No. 93, filed June 26, 2006.

                         (iv)    -   Investment Sub-Advisory Agreement with Schroder Investment Management North
                                     America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May
                                     1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

                          (v)    -   Investment Sub-Advisory Agreement with Smith Asset Management Group, L.P., incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002;
                                     Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No.
                                     87, filed November 1, 2005.

                         (vi)    -   Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001;
                                     Schedule A, and Appendix A, incorporated by reference to Post-Effective Amendment No.
                                     92, filed May 1, 2006.

                        (vii)    -   Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly
                                     Dresdner RCM Global Investors, LLC), incorporated by reference to Post-Effective
                                     Amendment No. 32, filed February 8, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

                       (viii)    -   Not Applicable.

                         (ix)    -   Investment Sub-Advisory Agreement with Cadence Capital Management, incorporated by reference to Post-Effective Amendment No. 26, filed September 12, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 96, filed July 31, 2006.

            EXHIBIT
             NUMBER                  DESCRIPTION
--------------------------------     ---------------------------------------------------------------------------------------
                                     Investment Sub-Advisory Agreement with Sutter Advisors LLC, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003; Appendix A, incorporated by
                          (x)    -   reference to Post-Effective Amendment No. 96, filed July 31, 2006.

                         (xi)    -   Investment Sub-Advisory Agreement with Systematic Financial Management, L.P., incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003;
                                     Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
                                     88, filed December 1, 2005.

                        (xii)    -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

                       (xiii)    -   Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incoporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

                        (xiv)    -   Investment Sub-Advisory Agreement with Artisan Partners Limited Partnership, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005;
                                     Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
                                     88, filed December 1, 2005.

                         (xv)    -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005.

                        (xvi)    -   Investment Sub-Advisory Agreement with New Star Institutional Managers Limited, incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006.

                       (xvii)    -   Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(e)                              -   Distribution Agreement with Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 84, filed July 1, 2005; Schedule I, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

(f)                              -   Not Applicable.

(g)        (1)                   -   Not Applicable.

           (2)                   -   Amended and Restated Custody Agreement with Wells Fargo Bank, N.A. incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

                          (i)    -   Delegation Agreement (17f-5) with Wells Fargo Bank, N.A., incorporated by reference to
                                     Post-Effective Amendment No. 93, filed June 26, 2006.

           (3)                   -   Securities Lending Agency Agreement by and among Wells Fargo Funds Trust, Wells
                                     Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Funds Management, LLC
                                     and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No.
                                     100, filed October 2, 2006.

           (4)                   -   Not Applicable.

(h)        (1)                   -   Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Appendix A incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

           (2)                   -   Accounting Services Agreement with PFPC Inc., along with Amended and Restated Letter
                                     Agreement, incorporated by reference to Post-Effective Amendment No. 83, filed April
                                     11, 2005; Amendment, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005; Appendix A, incorporated by reference to Post-Effective
                                     Amendment No. 92, filed May 1, 2006.

           (3)                   -   Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006;
                                     Schedule A, incorporated by reference to Post-Effective Amendment No. 93, filed June
                                     26, 2006.

            EXHIBIT
             NUMBER                  DESCRIPTION
--------------------------------     ---------------------------------------------------------------------------------------
                                     Shareholder Servicing Plan, incorporated by reference to Post-Effective Amendment No.
                                     16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective
           (4)                   -   Amendment No. 93, filed June 26, 2006.

           (5)                   -   Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment
                                     No. 8, filed December 17, 1999.

(i)         (1)                  -   Legal Opinion, incorporated by reference to Post-Effective Amendment No. 83, filed
                                     April 11, 2005.

            (2)                  -   Not Applicable.

(j)         (A)                  -   Not Applicable.

(j)         (1)                  -   Not Applicable.

            (2)                  -   Not Applicable.

            (3)                  -   Not Applicable.

            (4)                  -   Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective
                                     Amendment No. 72, filed June 30, 2004.

            (5)                  -   Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective
                                     Amendment No. 72, filed June 30, 2004.

            (6)                  -   Not Applicable.

            (7)                  -   Power of Attorney, Richard M. Leach, incorporated by reference to Post-Effective
                                     Amendment No. 72, filed June 30, 2004.

            (8)                  -   Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective
                                     Amendment No. 72, filed June 30, 2004.

            (9)                  -   Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective
                                     Amendment No. 72, filed June 30, 2004.

           (10)                  -   Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective
                                     Amendment No. 72, filed June 30, 2004.

           (11)                  -   Not Applicable.

           (12)                  -   Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective
                                     Amendment No. 72, filed June 30, 2004.

           (13)                  -   Not Applicable.

           (14)                  -   Not Applicable.

           (15)                  -   Power of Attorney, Olivia S. Mitchell, incorporated by reference to Post-Effective
                                     Amendment No. 90, filed March 1, 2006.

           (16)                  -   Power of Attorney, A. Erdem Cimen, incorporated by reference to Post-Effective
                                     Amendment No. 92, filed May 1, 2006.

(k)                              -   Not Applicable.

(l)                              -   Not Applicable.

(m)                              -   Rule 12b-1 Plan, incorporated by reference to Post-Effective Amendment No. 87, filed
                                     November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment
                                     No. 93, filed June 26, 2006.

(n)                              -   Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 83, filed
                                     April 11, 2005; Appendix A and B, incorporated by reference to Post-Effective
                                     Amendment No. 93, filed June 26, 2006.

(o)                              -   Not Applicable.

(p)        (1)                   -   Joint Code of Ethics for Funds Trust, Master Trust and Variable Trust, incorporated by reference to Post- Effective Amendment No. 93, filed June 26, 2006.

            EXHIBIT
             NUMBER                  DESCRIPTION
--------------------------------     ---------------------------------------------------------------------------------------
                                     Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo Funds
                                     Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 93, filed
           (2)                   -   June 26, 2006.

           (3)                   -   Not Applicable.

           (4)                   -   RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) Code of Ethics, incorporated by reference to Post-Effective Amendment No. 93, filed June 26,
                                     2006.

           (5)                   -   Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to Post-
                                     Effective Amendment No. 87, filed November 1, 2005.

           (6)                   -   Peregrine Capital Management, Inc. Code of Ethics, incorporated by reference to Post-
                                     Effective Amendment No. 93, filed June 26, 2006.

           (7)                   -   Schroder Investment Management North America Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

           (8)                   -   Smith Asset Management Group, L.P. Code of Ethics, incorporated by reference to Post-
                                     Effective Amendment No. 93, filed June 26, 2006.

           (9)                   -   Wells Capital Management Incorporated Code of Ethics, incorporated by reference to
                                     Post-Effective Amendment No. 93, filed June 26, 2006.

           (10)                  -   Not Applicable.

           (11)                  -   Not Applicable.

           (12)                  -   Not Applicable.

           (13)                  -   Systematic Financial Management, L.P. Code of Ethics, incorporated by reference to Post-
                                     Effective Amendment No. 87, filed November 1, 2005.

           (14)                  -   LSV Asset Management Code of Ethics and Personal Trading Policy, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

           (15)                  -   Cooke & Bieler, L.P. Code of Ethics, incorporated by reference to Post-Effective
                                     Amendment No. 87, filed November 1, 2005.

           (16)                  -   Artisan Partners Limited Partnership Code of Ethics, incorporated by reference to Post-
                                     Effective Amendment No. 93, filed June 26, 2006.

           (17)                  -   New Star Institutional Managers Limited Code of Ethics, incorporated by reference to
                                     Post-Effective Amendment No. 93, filed June 26, 2006.

           (18)                  -   Matrix Asset Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective
                                     Amendment No. 87, filed November 1, 2005.

Item 24. Persons Controlled by or Under Common Control with the Fund.
         -----------------------------------------------------------

     Registrant believes that no person is controlled by or under common control with Registrant.

Item 25. Indemnification.
         ---------------

     Article IX of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section
3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------

     (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

     To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

     (b) Global Index Advisors, Inc. ("Global Index Advisors" or "GIA"), serves as a sub-adviser to various Funds of Wells Fargo Funds Trust (the "Trust") and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of GIA in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of GIA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (c) Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (e) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (f) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (g) Smith Asset Management Group, L.P. ("Smith"), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (h) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) ("RCM"), a wholly owned subsidiary of RCM US Holdings LLC, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of RCM in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of RCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (i) Cadence Capital Management ("Cadence") serves as sub-adviser for the Large Cap Appreciation Portfolio of Wells Fargo Master Trust ("Master Trust") in which several Funds of the Trust invest. The descriptions of Cadence in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cadence is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (j) Sutter Advisors LLC ("Sutter") serves as the sub-adviser to the High Yield Bond Fund of the Trust. The descriptions of Sutter in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Sutter is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (k) Systematic Financial Management, L.P. ("Systematic") serves as sub-adviser to the Large Cap Value Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of Systematic in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (l) LSV Asset Management ("LSV") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (m) Cooke & Bieler, L.P. ("Cooke & Bieler") serves as sub-adviser for the Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund of the Trust and for the C&B Large Cap Value Portfolio of Master Trust in which the C&B Large Cap Value Fund invests. The descriptions of Cooke & Bieler in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cooke & Bieler is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (n) Artisan Partners Limited Partnership ("Artisan") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of Artisan in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Artisan is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (o) New Star Institutional Managers Limited ("New Star") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of New Star in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (p) Matrix Asset Advisors, Inc. ("Matrix") serves as Sub-Adviser for the Growth and Income Fund and Large Company Core Fund of the Trust. The descriptions of Matrix in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Matrix is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

Item 27. Principal Underwriters.
         ----------------------

     (a) Wells Fargo Funds Distributor, LLC ("Funds Distributor"), distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.

     (b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC.

(1)                                                (2)                            (3)
NAME AND PRINCIPAL BUSINESS             POSITIONS AND OFFICES WITH     POSITIONS AND OFFICES WITH
ADDRESS                                        UNDERWRITER                        FUND
----------------------------------- --------------------------------- ---------------------------
Cara Peck                           Director, President & Secretary   None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

Kevin J. Scott                      Financial Operations Officer      None
Wells Fargo Funds Management, LLC    (FINOP)
100 Heritage Reserve
Menomonee Falls, WI 53051

Dorothy A. Peters                   Chief Compliance Officer          Chief Compliance Officer
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

Steven R. Schneider                 Compliance Officer and            None
Wells Fargo Funds Management, LLC   Anti-Money Laudering Officer
100 Heritage Reserve
Menomonee Falls, WI 53051

(1)                                             (2)                         (3)
NAME AND PRINCIPAL BUSINESS         POSITIONS AND OFFICES WITH        POSITIONS AND OFFICES WITH
ADDRESS                                     UNDERWRITER                          FUND
----------------------------------  ----------------------------      ---------------------------
Carol A. Jones Lorts                Director                          Assistant Secretary
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

Mathew H. Lobas                     Director                          None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

     (c) Not Applicable.

Item 28. Location of Accounts and Records.
         --------------------------------

     (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

     (d) Global Index Advisors maintains all Records relating to their services as sub-adviser at 2964 Peachtree Road, Suite 542, Atlanta, Georgia 30305.

     (e) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as distributor at 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (f) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, MN 55479-0040.

     (g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, CA 94105.

     (h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402.

     (i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55479.

     (j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 100 Crescent Court, Suite 1150, Dallas, TX 75201.

     (k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

     (l) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

     (m) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666.

     (n) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

     (o) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, PA 19103.

     (p) Artisan Partners Limited Partnership maintains all Records relating to its services as investment sub-adviser at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

     (q) New Star Institutional Managers Limited maintains all Records relating to its services as investment sub-adviser at 1 Knightsbridge Green, London, SW1X 7NE, England.

     (r) Matrix Asset Advisors, Inc. maintains all Records relating to its services as investment sub-adviser at 747 Third Avenue, 31st Floor, New York, New York 10017.

Item 29. Management Services.
         -------------------

     Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings. Not Applicable.
         ------------

                                  SIGNATURES
                                   ---------
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(a) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 17th day of November, 2006.

                                WELLS FARGO FUNDS TRUST

                                By:   /s/ Carol J. Lorts
                                      --------------------
                                      Carol J. Lorts
                                      Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 103 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                           TITLE                          DATE
----------------------------------- ------------------------------ ---------
                  *                 Trustee
---------------------------------
Thomas S. Goho

                  *                 Trustee
---------------------------------
Peter G. Gordon

                  *                 Trustee
---------------------------------
Richard M. Leach

                  *                 Trustee
---------------------------------
J. Tucker Morse

                  *                 Trustee
---------------------------------
Olivia S. Mitchell

                  *                 Trustee
---------------------------------
Timothy J. Penny

                  *                 Trustee
---------------------------------
Donald C. Willeke

                  *                 President
---------------------------------   (Principal Executive Officer)
Karla M. Rabusch

                  *                 Treasurer                      11/17/06
---------------------------------   (Principal Financial Officer)
A. Erdem Cimen

* By:   /s/ Carol J. Lorts
        --------------------
        Carol J. Lorts
        As Attorney-in-Fact
        November 17, 2006

                                  SIGNATURES
                                   ---------
     Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 17th day of November, 2006.

                                WELLS FARGO MASTER TRUST

                                By:   /s/ Carol J. Lorts
                                      --------------------
                                      Carol J. Lorts
                                      Assistant Secretary